UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22201

Direxion Shares ETF Trust

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

(Name and address of agent for service)

646-572-3390

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2014

1301 Avenue of the Americas (6th Ave.), 35th Floor   New York, New York 10019   www.direxioninvestments.com

Direxion All Cap Insider Sentiment Shares

Direxion iBillionaire Index ETF

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion S&P 500® Volatility Response Shares

(formerly Direxion S&P 500® DRRC Index Volatility Response Shares)

Direxion Zacks MLP High Income Shares

1X BEAR FUNDS

FIXED INCOME FUNDS

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Direxion Daily 20+ Year Treasury Bear 1X Shares

Direxion Daily Total Bond Market Bear 1X Shares

SECTOR FUNDS

Direxion Daily Total Market Bear 1X Shares

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the “ETFs”) includes the Direxion All Cap Insider Sentiment Shares, Direxion S&P 500® Volatility Response Shares (formerly Direxion S&P 500® DRRC Index Volatility Response Shares), Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Zacks MLP High Income Shares and Direxion iBillionaire Index ETF (collectively, the “Non-Leveraged ETFs”). In addition, this report includes the Direxion Daily Total Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares and the Direxion Daily Total Bond Market Bear 1X Shares (collectively, the “Bear ETFs”). This report covers the period from November 1, 2013 to October 31, 2014, (the “Annual Period”).

Market Review:

The last year added to an established financial market history of volatility upswings taking place in the months of September and October. Equity markets around the world corrected during the first two weeks of October 2014, erasing gains accumulated earlier in the year. The change in market sentiment was driven mainly by growing concerns about global economic growth amid soft data out of Europe, Japan and China at a time when the US Federal Reserve was concluding an historic period of accommodative monetary policy. High-yield debt and commodities added to losses begun in late June while developed country government bonds and the US dollar provided safe havens.

Fortunately, it wasn’t too long before the equity market found firmer footing. Major stock markets regained most of their losses by the end of the Annual Period with the S&P 500 Index posting a solid 17% gain following last year’s 27% return, and the Tech-laden NASDAQ Index marking a 14-year high. Each fixed income sector gained ground during the month of October but high yield bonds only partially recovered losses established earlier in the Annual Period to end with a return near 5% (as measured by the iBoxx HY Index) and close to that of the 10-year Treasury. WTI Crude Oil and Brent Crude Oil moved significantly lower in October taking their performances in the Annual Period to -18% and -23%, respectively.

Peering ahead, most economists are forecasting slightly faster US and global economic growth in 2015 than in 2014. The US economy has proved itself to be durable the past two quarters and is expected to continue to benefit from supportive fiscal and monetary backdrops in the year ahead. Japan’s economy has contracted the past two quarters and is seen as a drag on the global economy. On October 7, the International Monetary Fund shaved its global economic growth forecast to 3.3% in 2014 and 3.8% in 2015. Translating the economic outlook to the financial markets, Wall Street research analysts are forecasting S&P 500 earnings per share growth of 10.7% in the year ahead according to Bloomberg LLP.

As a new annual period begins, short and medium term risks that could reduce confidence in the investment outlook include geopolitical risks, slowing growth in emerging market economies as they mature, the legacy of high debt burdens, unemployment and mediocre long-term growth prospects in several developed economies, and the prospect of higher interest rates at some point in the future.

Factors Affecting Performance of Non-Leverage ETFs:

Benchmark Performance – The performance of each ETF’s benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section above.

Optimized Baskets – The Direxion S&P 500® Volatility Response Shares holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, this ETF may hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying index in the short-term.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF’s prospectus and may be larger than many traditional index funds’ fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF’s use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

4	DIREXION ANNUAL REPORT

Volatility – In periods of high volatility, the Direxion S&P 500® Volatility Response Shares will rebalance its portfolio and decrease exposure to equity securities and increase the amount of the portfolio held in U.S. Treasury Bills. This decreased exposure to equity securities means this ETF would not be expected to gain the full benefit of a rising equity market if such a market occurred during a period of high volatility.

Non-Leveraged ETFs Performance Review:

The following discussion relates to the performance of the Non-Leveraged ETFs for the Annual Period. These ETFs seek to match, after expenses, the return of a benchmark through time. For these ETFs, the benchmark performance for the period is the standard against which they should be evaluated. The performance of the ETFs for the Annual Period is important primarily for understanding whether the ETFs meet their investment goals.

The Direxion All Cap Insider Sentiment Shares seeks to match, after expenses, the return of the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index. The Sabrient All-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly traded companies in the S&P 1500® Index. The Index reflects positive sentiment among those “insiders” closest to a company’s financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company. For the Annual Period, the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index returned 19.25%, while the Direxion All Cap Insider Sentiment Shares returned 21.60%.

From November 1, 2013 through July 31, 2014, the Direxion S&P 500® DRRC Index Volatility Response Shares sought to match, after expenses, the return of the S&P 500® Dynamic Rebalancing Risk Control Index. The S&P 500® Dynamic Rebalancing Risk Control Index is designed to respond to the volatility of the S&P 500® Index (the “Stock Component”). The S&P 500 Index measures the large capitalization segment of the domestic equity market, composed of stocks of the 500 domestic companies with the largest capitalization. The Index employs a sophisticated methodology designed to control the Index’s risk level by establishing a specific volatility level target that adjusts the Index’s components among an allocation to the stock component and fixed income securities, including U.S. Treasury Bills (the “Cash Component”). Through the use of an exponential volatility equation, the Index adjusts based upon realized exponentially-weighted historical volatility of the S&P 500® Index. As volatility increases, exposure to the Stock Component will decrease and exposure to the Cash Component will increase. As volatility decreases, exposure to the Stock Component will increase and exposure to the Cash Component will decrease. The Index is reviewed daily with a minimum rebalance period of one month. However, if at any time the target volatility level passes the methodologies threshold parameters, the index has the flexibility to readjust as necessary. For the stated period, the S&P 500® Dynamic Rebalancing Risk Control Index returned 11.64%, while the Direxion S&P 500® DRRC Index Volatility Response Shares returned 11.21%.

From August 1, 2014 through October 31, 2014, the Direxion S&P 500® Volatility Response Shares sought to match, after expenses, the return of the S&P 500® Volatility Response Index. The S&P 500® Volatility Response Index is designed to respond to the volatility of the S&P 500® Index (the “Stock Component”). The S&P 500 Index measures the large capitalization segment of the domestic equity market, composed of stocks of the 500 domestic companies with the largest capitalization. The Index employs a sophisticated methodology designed to control the Index’s risk level by establishing a specific volatility level target that adjusts the Index’s components among an allocation to the stock component and fixed income securities, including U.S. Treasury Bills (the “Cash Component”). Through the use of an exponential volatility equation, the Index adjusts based upon realized exponentially-weighted historical volatility of the S&P 500® Index. As volatility increases, exposure to the Stock Component will decrease and exposure to the Cash Component will increase. As volatility decreases, exposure to the Stock Component will increase and exposure to the Cash Component will decrease. The Index is reviewed daily with a minimum rebalance period of one month. However, if at any time the target volatility level passes the methodologies threshold parameters, the index has the flexibility to readjust as necessary. For the stated period, the S&P 500® Volatility Response Index returned 2.83%, while the Direxion S&P 500® Volatility Response Shares returned 2.70%.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks to match, after expenses, the return of the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ®, but instead of being weighted by market capitalization, each of the constituents is initially

DIREXION ANNUAL REPORT	5

set at 1.00%. The Index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The Index is rebalanced quarterly in March, June, September and December. For the Annual Period, the NASDAQ-100® Equal Weighted Index returned 20.57%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned 21.35%.

Direxion Zacks MLP High Income Shares seeks investment results, before fees and expenses, which track the price and yield performance of the Zacks MLP Index. The Zacks MLP Index selects 25 Master Limited Partnerships (MLP) utilizing a methodology proprietary to Zacks. The objective of the Index is to select a group of MLPs with the potential to yield and outperform on a risk-adjusted basis the S&P 500 and other benchmark indices. The Index only comprises MLPs listed on at least one U.S. stock exchange with a minimum market capitalization of at least $300,000,000. Each MLP is ranked based on liquidity, short interest, dividend yield and other factors. The final index is comprised of the 25 highest-ranking securities. The constituents are equally weighted, to make up 4% of the portfolio each. The constituent selection process and rebalancing is repeated on a quarterly basis and the Index reconstitution occurs after the last business day of January, April, July and October. For the period covering the ETF’s January 23, 2014 inception date until the end of the Annual Period, the Zacks MLP Index returned 10.31%, while the corresponding Direxion Zacks MLP High Income Shares returned 5.73%.

The Direxion iBillionaire Index ETF seeks investment results, before fees and expenses, which track the iBillionaire Index. The iBillionaire Index is comprised of 30 large- and mid-cap U.S. equities in which a select pool of 5-10 investment billionaires has allocated the most assets, according to Form 13F filings. The pool of billionaires is selected from a group of U.S. billionaires based on net worth, source of wealth, portfolio size, portfolio concentration, portfolio turnover and investment performance. The 30 stocks are equally weighted at a fixed weight of 3.33% each and the Index is rebalanced quarterly. For the period covering the ETF’s August 1, 2014 inception date until the end of the Annual Period, the iBillionaire Index returned 1.90%, while the corresponding Direxion iBillionaire Index ETF returned 1.71%.

Factors Affecting Performance of Bear ETFs:

Benchmark Performance – The daily performance of each ETF’s benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Commentary section.

Volatility and Compounding – The goal of the Bear ETFs is to provide the inverse of the daily returns of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide the inverse of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF’s daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF’s performance while trending, low volatility markets enhance an ETF’s performance.

Cost of Financing – In order to attain inverse exposure, a Bear ETF receives LIBOR minus a spread as applied to the borrowed portion of the ETF’s exposure. Because LIBOR is very low, a Bear ETF receives a negligible amount of financing, or in the case of hard-to-borrow shares, might pay to finance its short position.

Equity Dividends and Bond Interest – The Bear ETFs are negatively impacted by bond interest as they are obligated to pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF’s prospectus and may be larger than many traditional index funds’ fees which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF’s use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bear ETFs Performance Review:

The next discussion relates to the performance of the Bear ETFs for the Annual Period. The Bear ETFs seek daily investment results, before fees and expenses, of -100% of the performance of a particular benchmark, meaning that the Bear ETFs attempt to move in the opposite or inverse of the benchmark.

6	DIREXION ANNUAL REPORT

In seeking to achieve each Bear ETFs daily investment results, Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) relies upon a pre-determined investment model to generate orders resulting in repositioning each Bear ETF’s investment in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Bear ETF’s objective. As a consequence, if a Bear ETF is performing as designed, the return of the benchmark will dictate the return of that ETF. Each Bear ETF pursues its investment objectives regardless of market conditions and does not take defensive positions.

The Bear ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the inverse ETFs and intend to actively monitor and manage their investments.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the ETFs and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each Bear ETF seeks daily investment results of its relevant benchmark, a comparison of the annual return of the Bear ETF to the relevant benchmark tells you little about whether a Bear ETF has met its investment objective. To determine if the Bear ETFs have met their daily investment goals, Direxion maintains models which indicate the expected performance of each ETF in light of the path of the relevant underlying index. The models and a description of how they work are available on the Direxion Shares website (www.direxionshares.com) under Tools/Tracking Center. The models do not take into account the size of a Bear ETF, the Bear ETF’s expense ratio or any transaction or trading fees associated with creating or maintaining a Bear ETF’s portfolio. A brief comparison of the actual returns versus the expected returns for each of the Bear ETFs during the Annual Period follows below.

The Direxion Daily Total Market Bear 1X Shares seeks to provide -100% of the daily return of the MSCI U.S. Broad Market Index. The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies. This index targets for inclusion 99.5% of the capitalization of the U.S. equity market. The MSCI U.S. Broad Market Index is the aggregation of the MSCI U.S. Investable Market 2500 which targets for inclusion 2,500 companies representing the investable universe of the U.S. Equity market, and the MSCI U.S. Micro Cap Index, which targets for inclusion approximately the bottom 1.5% of the U.S. Equity market capitalization. For the Annual Period, the MSCI U.S. Broad Market Index returned 16.21%. The Direxion Daily Total Market Bear 1X Shares returned -15.43%. The model indicated an expected return of -15.06% for the Direxion Daily Total Market Bear 1X Shares.

The Direxion Daily Total Bond Market Bear 1X Shares seeks to provide -100% of the daily return of the Barclays Capital U.S. Aggregate Bond Index. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, and fixed-rate taxable bond market; including U.S. Treasuries, government-related securities, corporate securities, Mortgage Backed Securities, Asset Backed Securities, and Commercial Mortgage Backed Securities. For the Annual Period, the Barclays Capital U.S. Aggregate Bond Index returned 4.14%. The Direxion Daily Total Bond Market Bear 1X Shares returned -5.04%. The model indicated an expected return of -4.04% for the Direxion Daily Total Bond Market Bear 1X Shares.

The Direxion Daily 7-10 Year Treasury Bear 1X Shares seeks to provide -100% of the daily return of the NYSE 7-10 Year Treasury Index. The NYSE 7-10 Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 7-10 Year Treasury Bond Index returned 4.21%. The Direxion Daily 7-10 Year Treasury Bear 1X Shares returned -5.87%. The model indicated an expected return of -4.26% for the Direxion Daily 7-10 Year Treasury Bear 1X Shares.

DIREXION ANNUAL REPORT	7

The Direxion Daily 20+ Year Treasury Bear 1X Shares seeks to provide -100% of the daily return of the NYSE 20 Year Plus Treasury Index. The NYSE 20+ Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 20 plus year maturity range of the U.S. Treasury bond market. The Index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 20+ Year Treasury Bond Index returned 14.13%. The Direxion Daily 20+Year Treasury Bear 1X Shares returned -14.64%. The model indicated an expected return of -13.34% for the Direxion Daily 20+ Year Treasury Bear 1X Shares.

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Eric W. Falkeis Principal Executive Officer	Patrick Rudnick Principal Financial Officer

Past performance is not indicative of future results. One cannot invest directly in an index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical, and may not continue in the future. Carefully consider the investment objectives, risks, and charges and expenses of the ETFs before investing. This and other information can be found in the ETFs’ statutory and summary prospectus. To obtain a prospectus, please visit www.direxioninvestments.com or call 1-866-476-7523.

There is no guarantee the ETFs will achieve their intended objective. Investing in the ETFs may be more volatile than investing in broadly diversified funds.

Short-term performance, in particular, is not a good indication of the ETF’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, ETF performance may be subject to substantial short-term changes. For additional information, see the ETF’s prospectus.

The ETFs are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the ETFs should (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs’ investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. Increased portfolio turnover may result in higher transaction costs and capital gains. For other risks including correlation, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the ETF Manager as of October 31, 2014 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs’ present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

Date of First Use: December 23, 2014

8	DIREXION ANNUAL REPORT

Direxion All Cap Insider Sentiment Shares

Performance Summary

December 8, 20111—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion All Cap Insider Sentiment Shares (NAV)	21.60%	22.16%
Direxion All Cap Insider Sentiment Shares (Market Price)	21.11%	22.12%
Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	19.25%	20.71%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.69%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly-traded companies in the S&P 1500 Index. The Index reflects positive sentiment among those “insiders” closest to a company’s financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	9

Direxion iBillionaire Index ETF

Performance Summary

August 1, 20141—October 31, 2014 (Unaudited)

Total Return[2]
Since Inception
Direxion iBillionaire Index ETF (NAV)	1.71%
Direxion iBillionaire Index ETF (Market Price)	1.67%
iBillionaire Index	1.90%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The iBillionaire Index is comprised of the 30 mid and large cap U.S. equities in which a select pool of investment billionaires has allocated the most assets, according to Form 13F filings. Billionaires are selected from a group of U.S. investment billionaires based on net worth, source of wealth and portfolio size. Each of the 30 companies in the Index Is allocated an equal weight and the Index rebalances quarterly.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

10	DIREXION ANNUAL REPORT

Direxion NASDAQ-100® Equal Weighted Index Shares

Performance Summary

March 21, 20121—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion NASDAQ-100® Equal Weighted Index Shares (NAV)	21.35%	19.06%
Direxion NASDAQ-100® Equal Weighted Index Shares (Market Price)	21.08%	19.06%
NASDAQ-100® Equal Weighted Index	20.57%	18.45%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.58%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.35% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ®, but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The Index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The Index is rebalanced quarterly in March, June, September and December.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	11

Direxion S&P 500® Volatility Response Shares

Performance Summary

January 11, 20121—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion S&P 500® Volatility Response Shares (NAV)	14.21%	16.79%
Direxion S&P 500® Volatility Response Shares (Market)	13.98%	16.80%
S&P 500® Volatility Response Index[3]	12.99%	14.30%
S&P 500® Dynamic Rebalancing Risk Control Index[3]	16.68%	18.00%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.78%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P 500® Volatility Response Index is designed to respond to the volatility of the S&P 500® Index. The Index methodology is designed to target a specific volatility level by adjusting its allocation between equities and U.S. Treasury Bills. The Index adjusts based upon volatility levels of the S&P 500® Index. As volatility increases, exposure to equities will decrease and exposure to the T-Bills will increase. As volatility decreases, exposure to equities will increase and exposure to T-Bills will decrease.

The S&P 500® Dynamic Rebalancing Risk Control Index is designed to respond to the volatility of the S&P 500® Index2. The Index methodology is designed to target a specific volatility level by adjusting its allocation between equities and U.S. Treasury Bills. Through the use of an exponential volatility equation, the Index adjusts based upon realized exponentially-weighted historical volatility of the S&P 500® Index. As volatility increases, exposure to equities will decrease and exposure to the T-Bills will increase. As volatility decreases, exposure to equities will increase and exposure to T-Bills will decrease.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.
[3]	Prior to August 1, 2014, the Fund sought to match the return of the S&P 500® Dynamic Rebalancing Risk Control Index.

12	DIREXION ANNUAL REPORT

Direxion Zacks MLP High Income Shares

Performance Summary

January 23, 20141—October 31, 2014 (Unaudited)

Total Return[2]
Since Inception
Direxion Zacks MLP High Income Shares (NAV)	5.73%
Direxion Zacks MLP High Income Shares (Market)	5.58%
Zacks MLP Index	10.31%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 0.89%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Zacks MLP Index selects 25 Master Limited Partnerships (“MLP”) utilizing a methodology proprietary to Zacks. Potential Index constituents include all MLPs listed on at least one U.S. stock exchange and have a minimum market cap of $300,000,000. The 25 constituents are equally weighted within the Index. The objective of the Index is to select a group of MLPs with the potential to yield and outperform on a risk adjusted basis the S&P 500 Index and other benchmark indices.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	13

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Performance Summary

March 23, 20111—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily 7-10 Year Treasury Bear 1X Shares (NAV)	(5.87)%	(3.86)%	(6.47)%
Direxion Daily 7-10 Year Treasury Bear 1X Shares (Market Value)	(5.59)%	(4.31)%	(6.49)%
NYSE 7-10 Year Treasury Bond Index	4.21%	2.43%	5.19%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 4.35%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund’s specified inverse multiple (-100%) will not generally equal a Fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 7-10 Year Treasury Bond Index (AXSVTN) is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The performance of the NYSE 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

14	DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 1X Shares

Performance Summary

March 23, 20111—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily 20+ Year Treasury Bear 1X Shares (NAV)	(14.64)%	(6.64)%	(12.59)%
Direxion Daily 20+ Year Treasury Bear 1X Shares (Market Price)	(15.31)%	(8.05)%	(12.69)%
NYSE 20 Year Plus Treasury Bond Index	14.13%	4.04%	10.52%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.61%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund’s specified inverse multiple (-100%) will not generally equal a Fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 20 Year Plus Treasury Bond Index (AXTWEN) is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The performance of the NYSE 20 Year Plus Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	15

Direxion Daily Total Bond Market Bear 1X Shares

Performance Summary

March 23, 20111—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Total Bond Market Bear 1X Shares (NAV)	(5.04)%	(3.45)%	(4.61)%
Direxion Daily Total Bond Market Bear 1X Shares (Market Price)	(4.67)%	(3.63)%	(4.63)%
Barclays Capital U.S. Aggregate Bond Index	4.14%	2.73%	3.93%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.54%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund’s specified inverse multiple (-100%) will not generally equal a Fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the investment grade; U.S. dollar denominated, fixed-rate taxable bond market, and is composed of U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities. All bonds included in the Index must be denominated in U.S. dollars, have a fixed rate, be non-convertible, be publicly offered in the U.S. and have at least one year remaining until maturity. The Index is capitalization weighted and rebalanced monthly.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

16	DIREXION ANNUAL REPORT

Direxion Daily Total Market Bear 1X Shares

Performance Summary

June 15, 20111—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Total Market Bear 1X Shares (NAV)	(15.43)%	(18.53)%	(16.95)%
Direxion Daily Total Market Bear 1X Shares (Market Price)	(15.10)%	(17.94)%	(16.92)%
MSCI U.S. Broad Market Index	16.21%	19.82%	16.43%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 4.45%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund’s specified inverse multiple (-100%) will not generally equal a Fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI U.S. Broad Market Index is sponsored by Morgan Stanley Capital International Inc. and represents the universe of companies in the U.S. equity market, including large, mid, small and microcap companies. The Index targets for inclusion 99.5% or more of the total market capitalization of all U.S. common stocks regularly traded on the New York Stock Exchange and the NASDAQ over-the-counter market. The Index is the aggregation of the MSCI U.S. Investible Market 2500 Index, which targets for inclusion 2,500 companies representing the investible universe of the U.S. equity market, and the MSCI U.S. Micro Cap Index, which targets for inclusion approximately the bottom 1.5% of the U.S. equity market capitalization.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	17

Expense Example

October 31, 2014 (Unaudited)

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2014 to October 31, 2014).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period May 1, 2014 to October 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio[1]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period May 1, 2014 to October 31, 2014[2]
Direxion All Cap Insider Sentiment Shares
Based on actual fund return	0.65%	$1,000.00	$1,105.00	$3.45
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion iBillionaire Index ETF[3]
Based on actual fund return	0.65%	1,000.00	1,017.10	1.65
Based on hypothetical 5% return	0.65%	1,000.00	1,023.59	1.66
Direxion NASDAQ-100® Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	1,139.90	1.89
Based on hypothetical 5% return	0.35%	1,000.00	1,023.44	1.79
Direxion S&P 500® Volatility Response Shares
Based on actual fund return	0.45%	1,000.00	1,056.60	2.33
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion Zacks MLP High Income Shares
Based on actual fund return	0.65%	1,000.00	1,008.20	3.29
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion Daily 7-10 Year Treasury Bear 1X Shares
Based on actual fund return	0.65%	1,000.00	955.00	3.20
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion Daily 20+ Year Treasury Bear 1X Shares
Based on actual fund return	0.65%	1,000.00	906.80	3.12
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31

18	DIREXION ANNUAL REPORT

Expense Examples

October 31, 2014 (Unaudited)

	Annualized Expense Ratio[1]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period May 1, 2014 to October 31, 2014[2]
Direxion Daily Total Bond Market Bear 1X Shares
Based on actual fund return	0.65%	$1,000.00	$971.20	$3.23
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion Daily Total Market Bear 1X Shares
Based on actual fund return	0.65%	1,000.00	920.10	3.15
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31

[1]	Annualized.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of May 1, 2014 to October 31, 2014, then divided by 365.
[3]	Expenses are equal to the Fund’s annualized expense ratio (excluding net deferred tax expense/benefit), multiplied by the average account value during the period from August 1, 2014 (commencement of operations) to October 31, 2014, multiplied by the number of days since commencement of operations to October 31, 2014, then divided by 365.

Allocation of Portfolio Holdings

October 31, 2014 (Unaudited)

	Cash*		Common Stocks	Preferred Shares	Master Limited Partnerships	Investment Companies	Swaps	Total
Direxion All Cap Insider Sentiment Shares	0	% **	100%	—	—	—	—	100%
Direxion iBillionaire Index ETF	0	% **	100%	—	—	—	—	100%
Direxion NASDAQ 100® Equal Weighted Index Shares	0	% **	100%	—	—	—	—	100%
Direxion S&P 500® Volatility Response Shares	31%		69%	—	—	—	—	100%
Direxion Zacks MLP High Income Shares	1%		—	—	99%	—	—	100%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	104%		—	—	—	—	(4%)	100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	106%		—	—	—	—	(6%)	100%
Direxion Daily Total Bond Market Bear 1X Shares	103%		—	—	—	—	(3%)	100%
Direxion Daily Total Market Bear 1X Shares	104%		—	—	—	—	(4%)	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*	Cash, cash equivalents and other assets less liabilities.
**	Percentage is less than 0.5%.

DIREXION ANNUAL REPORT	19

Direxion All Cap Insider Sentiment Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

COMMON STOCKS - 99.8%
Accommodation - 0.3%
1,267	Starwood Hotels & Resorts Worldwide, Inc.	$97,128

Administrative and Support Services - 5.3%
11,500	Paychex, Inc.	539,810
4,086	Synchrony Financial (a)	110,404
4,849	Team Health Holdings, Inc. (a)	303,256
17,906	The ADT Corp.	641,751

		1,595,221

Air Transportation - 1.5%
9,731	Southwest Airlines Co.	335,525
2,105	United Continental Holdings, Inc. (a)	111,165

		446,690

Apparel Manufacturing - 1.4%
5,900	Cintas Corp.	432,116

Beverage and Tobacco Product Manufacturing - 0.4%
1,105	Monster Beverage Corp. (a)	111,472

Chemical Manufacturing - 3.5%
413	Actavis PLC (a)	100,252
834	Idexx Laboratories, Inc. (a)	118,153
3,470	LyondellBasell Industries N.V. Class A	317,956
1,094	Mallinckrodt PLC (a)	100,845
1,014	Medivation, Inc. (a)	107,180
2,878	PolyOne Corp.	106,515
281	Regeneron Pharmaceuticals, Inc. (a)	110,635
665	Salix Pharmaceuticals, Ltd. (a)	95,660

		1,057,196

Clothing and Clothing Accessories Stores - 1.4%
5,338	Foot Locker, Inc.	298,982
1,511	L Brands, Inc.	108,973

		407,955

Computer and Electronic Product Manufacturing -11.4%
1,210	Avago Technologies Ltd.	104,363
54,284	Brocade Communications Systems, Inc.	582,467
12,450	CoreLogic, Inc. (a)	390,556
29,934	Flextronics International Ltd. (a)	320,892
10,524	Garmin Ltd.	583,872
11,937	Hologic, Inc. (a)	312,630
622	Illumina, Inc. (a)	119,785
11,247	Intel Corp.	382,510
8,481	Micron Technology, Inc. (a)	280,636
3,136	Rockwell Automation, Inc.	352,330

		3,430,041

Construction of Buildings - 0.4%
2,551	Lennar Corp. Class A	109,897

Consumer Durables & Apparel - 1.1%
4,220	GoPro, Inc. (a)	325,362

Couriers and Messengers - 0.3%
616	FedEx Corp.	103,118

Shares		Fair Value

Credit Intermediation and Related Activities - 11.1%
11,108	Comerica, Inc.	$530,296
4,890	Credit Acceptance Corp. (a)	721,568
8,143	PNC Financial Services Group, Inc.	703,474
20,245	Synovus Financial Corp.	513,413
1,757	Texas Capital Bancshares, Inc. (a)	107,441
24,585	Webster Financial Corp.	770,494

		3,346,686

Data Processing, Hosting and Related Services - 1.3%
4,242	Fiserv, Inc. (a)	294,734
1,749	Red Hat, Inc. (a)	103,051

		397,785

Electrical Equipment, Appliance, and Component Manufacturing - 1.4%
4,547	Spectrum Brands Holdings, Inc.	411,913

Food and Beverage Stores - 0.4%
1,922	Kroger Co.	107,075

Food Services and Drinking Places - 0.3%
151	Chipotle Mexican Grill, Inc. (a)	96,338

Furniture and Related Product Manufacturing - 0.3%
1,838	Tempur-Pedic International, Inc. (a)	96,752

General Merchandise Stores - 1.4%
7,117	Macy’s, Inc.	411,505

Health and Personal Care Stores - 0.4%
875	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	105,709

Heavy and Civil Engineering Construction - 0.3%
1,868	Chicago Bridge & Iron Co., N.V.	102,068

Hospitals - 1.1%
3,155	Universal Health Services, Inc. Class B	327,205

Insurance Carriers and Related Activities - 17.3%
10,979	Allstate Corp.	711,988
7,478	American International Group, Inc.	400,596
16,165	Amtrust Financial Services, Inc.	725,323
10,120	Arthur J. Gallagher & Co.	482,724
15,293	Aspen Insurance Holdings Ltd.	667,234
15,776	Cincinnati Financial Corp.	796,215
8,005	ProAssurance Corp.	374,474
23,392	Progressive Corp.	617,783
3,202	WellPoint, Inc.	405,661

		5,181,998

Leather and Allied Product Manufacturing - 0.3%
1,126	NIKE, Inc. Class B	104,684

Machinery Manufacturing - 0.3%
2,189	AGCO Corp.	96,995

Merchant Wholesalers, Durable Goods - 0.7%
1,083	Covidien PLC	100,112
3,721	HD Supply Holdings, Inc. (a)	107,314

		207,426

Merchant Wholesalers, Nondurable Goods - 0.4%
2,803	CST Brands, Inc.	107,215

The accompanying notes are an integral part of these financial statements.

20	DIREXION ANNUAL REPORT

Direxion All Cap Insider Sentiment Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

Mining (except Oil and Gas) - 0.3%
4,478	Newmont Mining Corp.	$84,007

Miscellaneous Manufacturing - 1.8%
16,081	Coach, Inc.	552,865

Oil and Gas Extraction - 0.3%
4,439	WPX Energy, Inc. (a)	84,874

Other Information Services - 0.3%
1,313	Facebook, Inc. (a)	98,462

Petroleum and Coal Products Manufacturing - 2.5%
10,510	Tesoro Corp.	750,519

Pipeline Transportation - 1.0%
3,839	Magellan Midstream Partners LP	314,299

Plastics and Rubber Products Manufacturing - 2.0%
4,550	Goodyear Tire & Rubber Co.	110,247
5,284	Illinois Tool Works, Inc.	481,108

		591,355

Primary Metal Manufacturing - 0.7%
4,700	Steel Dynamics, Inc.	108,147
2,797	United States Steel Corp.	111,992

		220,139

Professional, Scientific & Technical Services - 0.4%
404	Alliance Data Systems Corp. (a)	114,473

Professional, Scientific, and Technical Services - 0.4%
2,555	MAXIMUS, Inc.	123,815

Publishing Industries (except Internet) - 0.7%
1,486	Adobe Systems, Inc. (a)	104,198
1,325	ANSYS, Inc. (a)	104,092

		208,290

Rail Transportation - 0.7%
3,183	CSX Corp.	113,410
905	Norfolk Southern Corp.	100,129

		213,539

Real Estate - 7.3%
46,266	Annaly Capital Management, Inc.	527,895
26,681	Brixmor Property Group, Inc.	649,949
141,435	Chimera Investment Corp.	441,278
55,847	Two Harbors Investment Corp.	565,730

		2,184,852

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.9%
9,872	FS Investment Corp.	104,643
13,401	Morgan Stanley	468,365

		573,008

Support Activities for Mining - 2.5%
2,657	Ensco PLC Class A	107,847
26,760	Frank’s International N.V.	461,075
2,096	Oiltanking Partners LP	95,536
5,088	Weatherford International PLC (a)	83,545

		748,003

Telecommunications - 2.7%
1,075	American Tower Corp.	104,812
14,204	Verizon Communications, Inc.	713,751

		818,563

Shares		Fair Value

Transportation Equipment Manufacturing - 0.7%
1,314	Rockwell Collins, Inc.	$110,573
549	TransDigm Group, Inc.	102,680

		213,253

Truck Transportation - 0.4%
1,456	Old Dominion Freight Line, Inc. (a)	106,099

Utilities - 3.0%
5,358	Dominion Resources, Inc.	382,025
1,735	Energy Transfer Equity LP	101,255
10,100	NRG Energy, Inc.	302,798
2,589	Spectra Energy Corp.	101,308

		887,386

Warehousing and Storage - 1.6%
13,624	Iron Mountain, Inc.	491,418

Wholesale Electronic Markets and Agents and Brokers - 4.6%
5,896	Genuine Parts Co.	572,384
26,159	KAR Auction Services, Inc.	794,186

		1,366,570

	TOTAL COMMON STOCKS (Cost $30,158,962)	$29,963,339

	TOTAL INVESTMENTS (Cost $30,158,962) - 99.8%	$29,963,339
	Other Assets in Excess of Liabilities - 0.2%	60,669

	TOTAL NET ASSETS - 100.0%	$30,024,008

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	21

Direxion iBillionaire Index ETF

Schedule of Investments

October 31, 2014

Shares		Fair Value

COMMON STOCKS - 99.9%
Apparel Manufacturing - 3.3%
14,493	Michael Kors Holdings Ltd. (a)	$1,139,005

Broadcasting (except Internet) - 3.4%
20,898	Comcast Corp.	1,156,704

Chemical Manufacturing - 6.9%
5,342	Actavis, Inc. (a)	1,296,717
21,791	The Dow Chemical Co.	1,076,475

		2,373,192

Clothing and Clothing Accessories Stores - 3.0%
26,962	The Gap, Inc.	1,021,590

Computer and Electronic Product Manufacturing - 10.7%
11,650	Apple, Inc.	1,258,200
36,600	Micron Technology, Inc. (a)	1,211,094
18,469	Motorola Solutions, Inc.	1,191,250

		3,660,544

Credit Intermediation and Related Activities - 3.6%
23,124	Citigroup, Inc.	1,237,828

General Merchandise Stores - 3.6%
19,631	Dollar General Corp. (a)	1,230,275

Health and Personal Care Stores - 3.5%
5,912	McKesson Corp.	1,202,560

Insurance Carriers and Related Activities - 10.4%
14,631	Aetna, Inc.	1,207,204
21,015	American International Group, Inc.	1,125,774
12,220	Cigna Corp.	1,216,745

		3,549,723

Motion Picture and Sound Recording Industries - 2.9%
2,518	Netflix, Inc. (a)	988,995

Nonstore Retailers - 3.3%
21,465	eBay Inc. (a)	1,126,912

Oil and Gas Extraction - 5.7%
10,729	Anadarko Petroleum Corp.	984,708
44,295	Chesapeake Energy Corp.	982,463

		1,967,171

Pipeline Transportation - 3.2%
20,010	The Williams Companies, Inc.	1,110,755

Professional, Scientific, and Technical Services - 10.4%
25,349	Cognizant Technology Solutions Corp. (a)	1,238,299
14,939	MasterCard, Inc.	1,251,141
880	The Priceline Group Inc. (a)	1,061,465

		3,550,905

Publishing Industries (except Internet) - 13.8%
16,217	Adobe Systems, Inc. (a)	1,137,136
14,326	McGraw Hill Financial, Inc.	1,296,216
25,665	Microsoft Corp.	1,204,972
31,770	Twenty-First Century Fox, Inc.	1,095,430

		4,733,754

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 3.6%
5,999	Intercontinental Exchange, Inc.	1,249,532

Shares		Fair Value

Support Activities for Mining - 5.3%
16,870	Halliburton Co.	$930,212
29,276	Transocean Ltd.	873,303

		1,803,515

Telecommunications - 3.3%
14,545	Crown Castle International Corp.	1,136,255

	TOTAL COMMON STOCKS (Cost $34,233,792)	$34,239,215

SHORT TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
54,976	Short Term Investments Trust Treasury Portfolio, 0.01% (b)	$54,976

	TOTAL SHORT TERM INVESTMENTS (Cost $54,976)	$54,976

	TOTAL INVESTMENTS (Cost $34,288,768) - 100.1%	$34,294,191
	Liabilities in Excess of Other Assets - (0.1)%	(16,068)

	TOTAL NET ASSETS - 100.0%	$34,278,123

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

22	DIREXION ANNUAL REPORT

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

COMMON STOCKS - 99.8%
Accommodation - 1.0%
4,460	Marriott International, Inc. Class A	$337,845

Administrative and Support Services - 3.8%
5,159	Akamai Technologies, Inc. (a)	311,088
7,494	Paychex, Inc.	351,768
272	priceline.com, Inc. (a)	328,089
3,273	TripAdvisor, Inc. (a)	290,184

		1,281,129

Amusement, Gambling, and Recreation Industries - 1.0%
1,737	Wynn Resorts Ltd.	330,047

Beverage and Tobacco Product Manufacturing - 1.1%
3,587	Monster Beverage Corp. (a)	361,857

Broadcasting (except Internet) - 7.3%
1,983	Charter Communications, Inc. Class A (a)	314,087
5,675	Comcast Corp. Class A	314,111
3,670	DIRECTV Class A (a)	318,519
7,950	Discovery Communications, Inc. Class A (a)	281,033
8,147	Discovery Communications, Inc. Class C (a)	285,064
1,579	Liberty Interactive Corp. (a)	55,423
11,105	Liberty Interactive Corp. Class A (a)	290,285
90,187	Sirius Xm Hldgs, Inc. (a)	309,341
3,982	Viacom, Inc. Class B	289,412

		2,457,275

Building Material and Garden Equipment and Supplies Dealers - 0.9%
6,963	Fastenal Co.	306,651

Chemical Manufacturing - 6.4%
1,995	Alexion Pharmaceuticals, Inc. (a)	381,763
3,430	Celgene Corp. (a)	367,319
3,039	Gilead Sciences, Inc. (a)	340,368
6,798	Mylan, Inc. (a)	364,033
898	Regeneron Pharmaceuticals, Inc. (a)	353,560
3,104	Vertex Pharmaceuticals, Inc. (a)	349,635

		2,156,678

Clothing and Clothing Accessories Stores -1.0%
4,264	Ross Stores, Inc.	344,190

Computer and Electronic Product Manufacturing - 21.9%
14,756	Activision Blizzard, Inc.	294,382
8,826	Altera Corp.	303,350
6,442	Analog Devices, Inc.	319,652
3,188	Apple, Inc.	344,304
14,278	Applied Materials, Inc.	315,401
3,613	Avago Technologies Ltd.	311,621
7,874	Broadcom Corp. Class A	329,763
12,776	Cisco Systems, Inc.	312,629
6,180	Garmin Ltd.	342,866
1,869	Illumina, Inc. (a)	359,932
9,247	Intel Corp.	314,490
7,083	Linear Technology Corp.	303,436

Shares		Fair Value

Computer and Electronic Product Manufacturing (continued)
10,399	Maxim Integrated Products, Inc.	$305,107
10,179	Micron Technology, Inc. (a)	336,823
7,488	NetApp, Inc.	320,486
16,875	NVIDIA Corp.	329,737
4,472	NXP Semiconductor NV (a)	307,048
4,262	QUALCOMM, Inc.	334,610
3,184	SanDisk Corp.	299,742
5,522	Seagate Technology PLC	346,947
6,604	Texas Instruments, Inc.	327,955
3,269	Western Digital Corp.	321,572
7,303	Xilinx, Inc.	324,837

		7,406,690

Data Processing, Hosting and Related Services - 2.9%
4,375	Automatic Data Processing, Inc.	357,787
4,494	Citrix Systems, Inc. (a)	288,650
4,900	Fiserv, Inc. (a)	340,452

		986,889

Food and Beverage Stores - 1.0%
8,221	Whole Foods Market, Inc.	323,332

Food Manufacturing - 3.0%
2,385	Keurig Green Mountain, Inc.	361,924
5,657	Kraft Foods Group, Inc.	318,772
9,026	Mondelez International, Inc.	318,257

		998,953

Food Services and Drinking Places - 0.9%
4,232	Starbucks Corp.	319,770

Furniture and Home Furnishings Stores - 1.0%
5,042	Bed Bath & Beyond, Inc. (a)	339,528

General Merchandise Stores - 3.2%
2,546	Costco Wholesale Corp.	339,560
5,647	Dollar Tree, Inc. (a)	342,039
5,275	Tractor Supply Co.	386,235

		1,067,834

Health and Personal Care Stores - 1.0%
4,330	Express Scripts Holding Co. (a)	332,631

Insurance Carriers and Related Activities - 0.9%
5,027	Verisk Analytics, Inc. Class A (a)	313,433

Machinery Manufacturing - 0.9%
3,986	KLA-Tencor Corp.	315,492

Merchant Wholesalers, Durable Goods - 2.1%
2,750	Henry Schein, Inc. (a)	330,082
2,094	O’Reilly Automotive, Inc. (a)	368,293

		698,375

Merchant Wholesalers, Nondurable Goods - 1.3%
3,144	Sigma-Aldrich Corp.	427,301

Miscellaneous Manufacturing - 1.9%
685	Intuitive Surgical, Inc. (a)	339,623
9,506	Mattel, Inc.	295,351

		634,974

Miscellaneous Store Retailers - 0.9%
24,672	Staples, Inc.	312,841

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	23

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

Motion Picture and Sound Recording Industries - 0.8%
704	Netflix, Inc. (a)	$276,510

Nonstore Retailers - 1.8%
971	Amazon.com, Inc. (a)	296,602
6,145	eBay, Inc. (a)	322,612

		619,214

Other Information Services - 5.8%
1,431	Baidu, Inc. ADR (a)	341,680
4,132	Facebook, Inc. (a)	309,859
531	Google, Inc. Class A (a)	301,539
540	Google, Inc. Class C (a)	301,903
7,258	Liberty Global PLC Class A (a)	330,021
7,866	Yahoo!, Inc. (a)	362,229

		1,947,231

Professional, Scientific, and Technical Services - 5.0%
2,237	Amgen, Inc.	362,797
978	Biogen Idec, Inc. (a)	314,016
5,502	Cerner Corp. (a)	348,497
7,156	Cognizant Technology Solutions Corp. Class A (a)	349,571
2,579	F5 Networks, Inc. (a)	317,165

		1,692,046

Publishing Industries (except Internet) - 8.8%
4,810	Adobe Systems, Inc. (a)	337,277
5,789	Autodesk, Inc. (a)	333,099
11,304	CA, Inc.	328,494
7,028	Catamaran Corp. (a)	335,025
4,572	Check Point Software Technologies Ltd. (a)	339,471
3,713	Intuit, Inc.	326,781
6,775	Microsoft Corp.	318,086
13,201	Symantec Corp.	327,649
9,160	Twenty-First Century Fox, Inc.	315,837

		2,961,719

Support Activities for Transportation - 2.9%
4,747	C.H. Robinson Worldwide, Inc.	328,540
3,780	Expedia, Inc.	321,187
7,602	Expeditors International of Washington, Inc.	324,301

		974,028

Telecommunications - 6.4%
4,954	Dish Network Corp. (a)	315,322
1,538	Equinix, Inc.	321,288
6,565	Liberty Media Corp. Class C (a)	314,661
6,596	Liberty Media Corp. Class A (a)	316,740
2,870	SBA Communications Corp. (a)	322,387
40,346	VimpelCom Ltd. ADR	261,442
9,718	Vodafone Group Plc New ADR	322,832

		2,174,672

Transportation Equipment Manufacturing - 1.9%
5,385	PACCAR, Inc.	351,748
1,241	Tesla Motors, Inc. (a)	299,950

		651,698

Shares		Fair Value

Waste Management and Remediation Services - 1.0%
2,747	Stericycle, Inc. (a)	$346,122

	TOTAL COMMON STOCKS (Cost $32,141,820)	$33,696,955

	TOTAL INVESTMENTS - 99.8% (Cost $32,141,820)	$33,696,955
	Other Assets in Excess of Liabilities - 0.2%	58,013

	TOTAL NET ASSETS - 100.0%	$33,754,968

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

ADR — American Depository Receipt

The accompanying notes are an integral part of these financial statements.

24	DIREXION ANNUAL REPORT

Direxion S&P 500® Volatility Response Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

COMMON STOCKS - 68.5%
Accommodation - 0.2%
689	Host Hotels & Resorts, Inc.	$16,061
199	Marriott International, Inc. Class A	15,074
174	Starwood Hotels & Resorts Worldwide, Inc.	13,339
114	Wyndham Worldwide Corp.	8,854

		53,328

Administrative and Support Services - 0.7%
163	Akamai Technologies, Inc. (a)	9,829
396	Baker Hughes, Inc.	20,972
33	Dun & Bradstreet Corp.	4,053
111	Equifax, Inc.	8,407
169	Moody’s Corp.	16,770
298	Paychex, Inc.	13,988
48	priceline.com, Inc. (a)	57,898
125	Robert Half International, Inc.	6,847
158	The ADT Corp.	5,663
101	TripAdvisor, Inc. (a)	8,955
395	Waste Management, Inc.	19,311

		172,693

Air Transportation - 0.2%
767	Delta Air Lines, Inc.	30,856
624	Southwest Airlines Co.	21,516

		52,372

Ambulatory Health Care Services - 0.1%
157	DaVita, Inc. (a)	12,257
77	Laboratory Corp. of America Holdings (a)	8,415
132	Quest Diagnostics, Inc.	8,377

		29,049

Amusement, Gambling, and Recreation Industries - 0.6%
1,438	The Walt Disney Co.	131,404
74	Wynn Resorts Ltd.	14,061

		145,465

Apparel Manufacturing - 0.3%
88	Cintas Corp.	6,445
186	Michael Kors Holdings Ltd. (a)	14,618
75	PVH Corp.	8,576
151	Under Armour, Inc. Class A (a)	9,903
314	V F Corp.	21,251

		60,793

Beverage and Tobacco Product Manufacturing - 2.5%
1,806	Altria Group, Inc.	87,302
144	Brown Forman Corp. Class B	13,345
3,594	Coca-Cola Co.	150,517
206	Coca-Cola Enterprises, Inc.	8,930
152	Constellation Brands, Inc. Class A (a)	13,914
177	Dr Pepper Snapple Group, Inc.	12,257
327	Lorillard, Inc.	20,111
145	Molson Coors Brewing Co. Class B	10,785
131	Monster Beverage Corp. (a)	13,215

Shares		Fair Value

Beverage and Tobacco Product Manufacturing (continued)
1,372	Pepsico, Inc.	$131,945
1,422	Philip Morris International, Inc.	126,572
281	Reynolds American, Inc.	17,678

		606,571

Broadcasting (except Internet) - 1.2%
198	Cablevision Systems Corp. Class A	3,687
441	CBS Corp. Class B	23,911
2,357	Comcast Corp. Class A	130,460
457	DIRECTV Class A (a)	39,663
135	Discovery Communications, Inc. Class A (a)	4,772
249	Discovery Communications, Inc. Class C (a)	8,712
94	Scripps Networks Interactive, Inc. Class A	7,261
254	Time Warner Cable, Inc.	37,391
347	Viacom, Inc. Class B	25,220

		281,077

Building Material and Garden Equipment and Supplies Dealers - 0.8%
249	Fastenal Co.	10,966
1,225	Home Depot, Inc.	119,462
899	Lowe’s Companies, Inc.	51,423

		181,851

Chemical Manufacturing - 7.7%
1,369	Abbott Laboratories	59,675
1,449	AbbVie, Inc.	91,954
241	Actavis PLC (a)	58,500
175	Air Products & Chemicals, Inc.	23,565
180	Alexion Pharmaceuticals, Inc. (a)	34,445
271	Allergan, Inc.	51,506
396	Avon Products, Inc.	4,118
1,510	Bristol-Myers Squibb Co.	87,867
728	Celgene Corp. (a)	77,962
45	CF Industries Holdings, Inc.	11,700
117	Clorox Co.	11,642
782	Colgate-Palmolive Co.	52,300
833	E.I. du Pont de Nemours and Co.	57,602
135	Eastman Chemical Co.	10,905
246	Ecolab, Inc.	27,363
896	Eli Lilly & Co.	59,432
122	FMC Corp.	6,997
1,377	Gilead Sciences, Inc. (a)	154,224
153	Hospira, Inc. (a)	8,216
74	International Flavors & Fragrances, Inc.	7,337
2,568	Johnson & Johnson	276,779
388	LyondellBasell Industries N.V. Class A	35,552
103	Mallinckrodt PLC (a)	9,495
184	Mead Johnson Nutrition Co.	18,273
2,627	Merck & Co., Inc.	152,208
477	Monsanto Co.	54,874
290	Mosaic Co.	12,850

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	25

Direxion S&P 500® Volatility Response Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

Chemical Manufacturing (continued)
341	Mylan, Inc. (a)	$18,261
122	Perrigo Company PLC	19,697
5,774	Pfizer, Inc.	172,931
125	PPG Industries, Inc.	25,461
266	Praxair, Inc.	33,513
67	Regeneron Pharmaceuticals, Inc. (a)	26,379
1,022	The Dow Chemical Co.	50,487
217	Vertex Pharmaceuticals, Inc. (a)	24,443
456	Zoetis, Inc.	16,945

		1,845,458

Clothing and Clothing Accessories Stores - 0.4%
249	Gap, Inc.	9,435
224	L Brands, Inc.	16,155
130	Nordstrom, Inc.	9,439
191	Ross Stores, Inc.	15,418
102	Tiffany & Co.	9,804
631	TJX Companies, Inc.	39,955
93	Urban Outfitters, Inc. (a)	2,823

		103,029

Computer and Electronic Product Manufacturing - 7.4%
304	Agilent Technologies, Inc.	16,805
281	Altera Corp.	9,658
285	Amphenol Corp. Class A	14,415
286	Analog Devices, Inc.	14,191
5,452	Apple, Inc.	588,816
1,109	Applied Materials, Inc.	24,498
230	Avago Technologies Ltd.	19,838
490	Broadcom Corp. Class A	20,521
4,643	Cisco Systems, Inc.	113,614
555	Danaher Corp.	44,622
1,847	EMC Corp.	53,064
68	First Solar, Inc. (a)	4,005
130	FLIR System, Inc.	4,359
42	Fossil Group, Inc. (a)	4,270
110	Garmin Ltd.	6,103
62	Harman International Industries, Inc.	6,655
95	Harris Corp.	6,612
1,699	Hewlett-Packard Co.	60,960
4,508	Intel Corp.	153,317
182	Jabil Circuit, Inc.	3,813
366	Juniper Networks, Inc.	7,712
78	L-3 Communications Holdings, Inc.	9,474
217	Linear Technology Corp.	9,296
892	Medtronic, Inc.	60,799
183	Microchip Technology, Inc.	7,889
975	Micron Technology, Inc. (a)	32,263
201	Motorola Solutions, Inc.	12,965
291	NetApp, Inc.	12,455
190	Northrop Grumman Corp.	26,212
468	NVIDIA Corp.	9,145
175	Pentair PLC	11,734
102	PerkinElmer, Inc.	4,429
1,526	QUALCOMM, Inc.	119,806

Shares		Fair Value

Computer and Electronic Product Manufacturing (continued)
283	Raytheon Co.	$29,398
125	Rockwell Automation, Inc.	14,044
91	Roper Industries, Inc.	14,405
205	SanDisk Corp.	19,299
298	Seagate Technology PLC	18,723
259	St. Jude Medical, Inc.	16,620
141	Teradata Corp. (a)	5,967
972	Texas Instruments, Inc.	48,270
364	Thermo Fisher Scientific, Inc.	42,795
404	Tyco International Ltd.	17,344
94	Varian Medical Systems, Inc. (a)	7,907
200	Western Digital Corp.	19,674
244	Xilinx, Inc.	10,853

		1,759,614

Construction of Buildings - 0.1%
302	D.R. Horton, Inc.	6,883
161	Lennar Corp. Class A	6,936
308	PulteGroup, Inc.	5,910

		19,729

Couriers and Messengers - 0.4%
242	FedEx Corp.	40,511
640	United Parcel Service, Inc. Class B	67,142

		107,653

Credit Intermediation and Related Activities - 5.8%
820	American Express Co.	73,759
171	Ameriprise Financial, Inc.	21,575
9,575	Bank Of America Corp.	164,307
1,030	Bank Of New York Mellon Corp.	39,882
655	BB&T Corp.	24,811
512	Capital One Financial Corp.	42,378
2,760	Citigroup, Inc.	147,743
165	Comerica, Inc.	7,877
421	Discover Financial Services	26,851
260	Fidelity National Information Services, Inc.	15,181
759	Fifth Third Bancorp	15,172
250	H & R Block, Inc.	8,078
438	Hudson City Bancorp, Inc.	4,227
744	Huntington Bancshares, Inc.	7,373
3,425	JPMorgan Chase & Co.	207,144
798	KeyCorp	10,534
120	M&T Bank Corp.	14,662
201	Northern Trust Corp.	13,326
283	People’s United Financial, Inc.	4,137
492	PNC Financial Services Group, Inc.	42,504
1,255	Regions Financial Corp.	12,462
385	State Street Corp.	29,052
483	SunTrust Banks, Inc.	18,905
1,640	U.S. Bancorp	69,864
448	Visa, Inc. Class A	108,161
4,325	Wells Fargo & Co.	229,614
482	Western Union Co.	8,175
184	Zions Bancorporation	5,330

		1,373,084

The accompanying notes are an integral part of these financial statements.

26	DIREXION ANNUAL REPORT

Direxion S&P 500® Volatility Response Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

Data Processing, Hosting and Related Services - 0.3%
438	Automatic Data Processing, Inc.	$35,820
150	Citrix Systems, Inc. (a)	9,634
227	Fiserv, Inc. (a)	15,772
172	Red Hat, Inc. (a)	10,134
150	Total System Services, Inc.	5,069

		76,429

Electrical Equipment, Appliance, and Component Manufacturing - 0.5%
224	AMETEK Inc New	11,682
1,175	Corning, Inc.	24,005
151	Dover Corp.	11,995
635	Emerson Electric Co.	40,678
373	TE Connectivity Ltd.	22,801
71	Whirlpool Corp.	12,216

		123,377

Electronics and Appliance Stores - 0.1%
264	Best Buy Co., Inc.	9,013
102	GameStop Corp. Class A	4,362

		13,375

Fabricated Metal Product Manufacturing - 0.2%
126	Ball Corp.	8,118
135	Parker Hannifin Corp.	17,149
53	Snap-on, Inc.	7,004
142	Stanley Black & Decker, Inc.	13,297

		45,568

Food and Beverage Stores - 0.2%
446	Kroger Co.	24,847
210	Safeway, Inc.	7,321
329	Whole Foods Market, Inc.	12,939

		45,107

Food Manufacturing - 1.0%
588	Archer-Daniels Midland Co.	27,636
163	Campbell Soup Co.	7,200
384	ConAgra Foods, Inc.	13,190
558	General Mills, Inc.	28,994
123	Hormel Foods Corp.	6,631
233	Kellogg Co.	14,903
111	Keurig Green Mountain, Inc.	16,844
541	Kraft Foods Group, Inc.	30,485
118	McCormick & Co, Inc.	8,345
1,535	Mondelez International, Inc.	54,124
136	The Hershey Co.	13,044
93	The J.M. Smucker Co.	9,672
267	Tyson Foods, Inc. Class A	10,773

		241,841

Food Services and Drinking Places - 0.8%
28	Chipotle Mexican Grill, Inc. (a)	17,864
120	Darden Restaurants, Inc.	6,214
895	McDonald’s Corp.	83,888
684	Starbucks Corp.	51,683
400	Yum! Brands, Inc.	28,732

		188,381

Shares		Fair Value

Forestry and Logging - 0.0% (†)
161	Plum Creek Timber Co., Inc.	$6,603

Furniture and Home Furnishings Stores - 0.0% (†)
168	Bed Bath & Beyond, Inc. (a)	11,313

Furniture and Related Product Manufacturing - 0.1%
606	Johnson Controls, Inc.	28,633
125	Leggett & Platt, Inc.	4,923

		33,556

General Merchandise Stores - 1.1%
399	Costco Wholesale Corp.	53,215
276	Dollar General Corp. (a)	17,297
188	Dollar Tree, Inc. (a)	11,387
87	Family Dollar Stores, Inc.	6,811
186	Kohl’s Corp.	10,085
322	Macy’s, Inc.	18,618
577	Target Corp.	35,670
125	Tractor Supply Co.	9,153
1,438	Wal-Mart Stores, Inc.	109,676

		271,912

Health and Personal Care Stores - 1.0%
1,055	CVS Caremark Corp.	90,530
679	Express Scripts Holding Co. (a)	52,161
211	McKesson Corp.	42,919
801	Walgreen Co.	51,440

		237,050

Hospitals - 0.1%
89	Tenet Healthcare Corp. (a)	4,988
83	Universal Health Services, Inc. Class B	8,608

		13,596

Insurance Carriers and Related Activities - 3.7%
306	ACE Ltd.	33,446
323	Aetna, Inc.	26,651
413	Aflac, Inc.	24,668
394	Allstate Corp.	25,551
1,299	American International Group, Inc.	69,587
265	Aon PLC	22,790
65	Assurant, Inc.	4,434
1,660	Berkshire Hathaway, Inc. Class B (a)	232,666
219	Chubb Corp.	21,760
240	CIGNA Corp.	23,897
134	Cincinnati Financial Corp.	6,763
452	Genworth Financial, Inc. Class A (a)	6,323
408	Hartford Financial Services Group, Inc.	16,149
141	Humana, Inc.	19,578
238	Lincoln National Corp.	13,033
277	Loews Corp.	12,077
496	Marsh & McLennan Companies, Inc.	26,967
1,024	MetLife, Inc.	55,542

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	27

Direxion S&P 500® Volatility Response Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

Insurance Carriers and Related Activities (continued)
249	Principal Financial Group, Inc.	$13,040
490	Progressive Corp.	12,941
418	Prudential Financial, Inc.	37,010
119	Torchmark Corp.	6,302
309	Travelers Companies, Inc.	31,147
884	UnitedHealth Group, Inc.	83,989
232	Unum Group	7,763
250	WellPoint, Inc.	31,672
242	XL Group PLC	8,199

		873,945

Leather and Allied Product Manufacturing - 0.2%
640	NIKE, Inc. Class B	59,501

Machinery Manufacturing - 2.3%
185	Cameron International Corp. (a)	11,017
572	Caterpillar, Inc.	58,006
156	Cummins, Inc.	22,804
326	Deere & Co.	27,886
125	Flowserve Corp.	8,499
214	FMC Technologies, Inc. (a)	11,993
9,136	General Electric Co.	235,800
243	Ingersoll-Rand PLC	15,217
90	Joy Global, Inc.	4,737
150	KLA-Tencor Corp.	11,872
148	Lam Research Corp.	11,523
392	National Oilwell Varco, Inc.	28,475
98	Pall Corp.	8,959
184	Pitney Bowes, Inc.	4,552
774	United Technologies Corp.	82,818
166	Xylem, Inc.	6,036

		550,194

Management of Companies and Enterprises - 0.1%
606	AES Corp.	8,527
109	AGL Resources, Inc.	5,876

		14,403

Merchant Wholesalers, Durable Goods - 0.4%
411	Covidien PLC	37,993
273	Delphi Automotive PLC	18,831
94	O’Reilly Automotive, Inc. (a)	16,533
78	Patterson Companies, Inc	3,363
56	W.W. Grainger, Inc.	13,821
987	Xerox Corp.	13,107

		103,648

Merchant Wholesalers, Nondurable Goods - 1.3%
61	Airgas, Inc.	6,804
194	AmerisourceBergen Corp.	16,570
307	Cardinal Health, Inc.	24,093
2,466	Procter & Gamble Co.	215,208
56	Ralph Lauren Corp.	9,231
108	Sigma-Aldrich Corp.	14,678
534	Sysco Corp.	20,580

		307,164

Mining (except Oil and Gas) - 0.2%
209	CONSOL Energy, Inc.	7,691
946	Freeport-McMoRan Copper & Gold, Inc.	26,961

Shares		Fair Value

Mining (except Oil and Gas) (continued)
56	Martin Marietta Materials, Inc.	$6,548
455	Newmont Mining Corp.	8,536
119	Vulcan Materials Co.	7,343

		57,079

Miscellaneous Manufacturing - 1.3%
590	3M Co.	90,724
493	Baxter International, Inc.	34,579
175	Becton, Dickinson & Co.	22,522
1,207	Boston Scientific Corp. (a)	16,029
68	C.R. Bard, Inc.	11,150
184	CareFusion Corp. (a)	10,556
250	Coach, Inc.	8,595
130	DENTSPLY International, Inc.	6,600
97	Edwards Lifesciences Corp. (a)	11,729
205	Estee Lauder Companies, Inc. Class A	15,412
105	Hasbro, Inc.	6,041
33	Intuitive Surgical, Inc. (a)	16,361
308	Mattel, Inc.	9,570
273	Stryker Corp.	23,896
154	Zimmer Holdings, Inc.	17,131

		300,895

Miscellaneous Store Retailers - 0.1%
91	PetSmart, Inc.	6,584
587	Staples, Inc.	7,443

		14,027

Motion Picture and Sound Recording Industries - 0.4%
55	Netflix, Inc. (a)	21,603
779	Time Warner, Inc.	61,907

		83,510

Motor Vehicle and Parts Dealers - 0.1%
72	AutoNation, Inc. (a)	4,123
30	AutoZone, Inc. (a)	16,605
200	CarMax, Inc. (a)	11,182

		31,910

Nonmetallic Mineral Product Manufacturing - 0.1%
150	Owens-Illinois, Inc. (a)	3,865
76	The Sherwin Williams Co.	17,447

		21,312

Nonstore Retailers - 0.7%
345	Amazon.com, Inc. (a)	105,384
1,029	eBay, Inc. (a)	54,022

		159,406

Oil and Gas Extraction - 1.6%
460	Anadarko Petroleum Corp.	42,219
348	Apache Corp.	26,866
380	Cabot Oil & Gas Corp.	11,818
473	Chesapeake Energy Corp.	10,491
80	Cimarex Energy Co.	9,094
321	Denbury Resources, Inc.	3,980
350	Devon Energy Corp.	21,000
499	EOG Resources, Inc.	47,430
99	Helmerich & Payne, Inc.	8,595
239	Hess Corp.	20,270

The accompanying notes are an integral part of these financial statements.

28	DIREXION ANNUAL REPORT

Direxion S&P 500® Volatility Response Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

Oil and Gas Extraction (continued)
124	Newfield Exploration Co. (a)	$4,044
328	Noble Energy, Inc.	18,903
709	Occidental Petroleum Corp.	63,051
509	Phillips 66	39,956
131	Pioneer Natural Resources Co.	24,767
151	QEP Resources, Inc.	3,785
153	Range Resources Corp.	10,465
322	Southwestern Energy Co. (a)	10,468

		377,202

Other Information Services - 2.0%
1,897	Facebook, Inc. (a)	142,256
259	Google, Inc. Class A (a)	147,078
259	Google, Inc. Class C (a)	144,802
102	VeriSign, Inc. (a)	6,096
842	Yahoo!, Inc. (a)	38,774

		479,006

Paper Manufacturing - 0.3%
91	Bemis Co., Inc.	3,501
389	International Paper Co.	19,691
341	Kimberly-Clark Corp.	38,966
153	MeadWestvaco Corp.	6,758
193	Sealed Air Corp.	6,996

		75,912

Petroleum and Coal Products Manufacturing - 2.8%
1,729	Chevron Corp.	207,394
3,883	Exxon Mobil Corp.	375,525
614	Marathon Oil Corp.	21,736
258	Marathon Petroleum Corp.	23,452
152	Murphy Oil Corp.	8,115
117	Tesoro Corp.	8,355
481	Valero Energy Corp.	24,093

		668,670

Pipeline Transportation - 0.1%
613	Williams Companies, Inc.	34,028

Plastics and Rubber Products Manufacturing - 0.2%
251	Goodyear Tire & Rubber Co.	6,082
332	Illinois Tool Works, Inc.	30,229
249	Newell Rubbermaid, Inc.	8,299

		44,610

Primary Metal Manufacturing - 0.3%
1,071	Alcoa, Inc.	17,950
99	Allegheny Technologies, Inc.	3,252
290	Nucor Corp.	15,677
131	Precision Castparts Corp.	28,912

		65,791

Printing and Related Support Activities - 0.0% (†)
85	Avery Dennison Corp.	3,982

Professional, Scientific, and Technical Services - 2.6%
575	Accenture PLC Class A	46,644
50	Alliance Data Systems Corp. (a)	14,168
691	Amgen, Inc.	112,066
215	Biogen Idec, Inc. (a)	69,032

Shares		Fair Value

Professional, Scientific, and Technical Services (continued)
276	Cerner Corp. (a)	$17,482
554	Cognizant Technology Solutions Corp. Class A (a)	27,063
132	Computer Sciences Corp.	7,973
67	F5 Networks, Inc. (a)	8,239
143	Fluor Corp.	9,486
845	International Business Machines Corp.	138,918
384	Interpublic Group of Companies, Inc.	7,446
122	Jacobs Engineering Group, Inc. (a)	5,789
896	MasterCard, Inc. Class A	75,040
277	Nielsen Holdings N.V.	11,770
229	Omnicom Group, Inc.	16,456
524	Salesforce.com, Inc. (a)	33,531
76	Waters Corp. (a)	8,421

		609,524

Publishing Industries (except Internet) - 2.8%
430	Adobe Systems, Inc. (a)	30,152
207	Autodesk, Inc. (a)	11,911
292	CA, Inc.	8,485
284	Electronic Arts, Inc. (a)	11,635
206	Gannett Co., Inc.	6,489
258	Intuit, Inc.	22,707
247	McGraw-Hill Financial, Inc.	22,348
7,503	Microsoft Corp.	352,266
454	News Corp. Class A (a)	7,028
2,961	Oracle Corp.	115,627
629	Symantec Corp.	15,612
1,715	Twenty-First Century Fox, Inc.	59,133

		663,393

Rail Transportation - 0.7%
911	CSX Corp.	32,459
100	Kansas City Southern	12,279
282	Norfolk Southern Corp.	31,200
817	Union Pacific Corp.	95,140

		171,078

Real Estate - 1.4%
133	Apartment Investment & Management Co. Class A	4,760
119	AvalonBay Communities, Inc.	18,545
140	Boston Properties, Inc.	17,745
254	CBRE Group, Inc. Class A (a)	8,128
304	Crown Castle International Corp.	23,748
330	Equity Residential	22,955
58	Essex Property Trust, Inc.	11,702
572	General Growth Properties, Inc.	14,821
418	HCP, Inc.	18,379
296	Health Care REIT, Inc.	21,049
374	Kimco Realty Corp.	9,331
128	Macerich Co.	9,024
455	Prologis, Inc.	18,951
132	Public Storage	24,333
283	Simon Property Group, Inc.	50,716
268	Ventas, Inc.	18,361

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	29

Direxion S&P 500® Volatility Response Shares
Schedule of Investments

October 31, 2014

Shares		Fair Value

Real Estate (continued)
159	Vornado Realty Trust	$17,407
481	Weyerhaeuser Co.	16,287

		326,242

Rental and Leasing Services - 0.1%
49	Ryder System, Inc.	4,335
88	United Rentals, Inc. (a)	9,685

		14,020

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.4%
50	Affiliated Managers Group (a)	9,990
88	Allegion Public Ltd. Co.	4,672
115	BlackRock, Inc.	39,228
1,045	Charles Schwab Corp.	29,960
288	CME Group, Inc.	24,137
263	E*TRADE Financial Corp. (a)	5,865
359	Franklin Resources, Inc.	19,964
373	Goldman Sachs Group, Inc.	70,866
103	IntercontinentalExchange, Inc.	21,454
394	Invesco Ltd. (b)	15,945
93	Legg Mason, Inc.	4,836
1,395	Morgan Stanley	48,755
108	NASDAQ OMX Group, Inc.	4,672
382	Navient Corp.	7,556
240	T. Rowe Price Group, Inc.	19,702

		327,602

Specialty Trade Contractors - 0.0% (†)
198	Quanta Services, Inc. (a)	6,748

Support Activities for Mining - 1.1%
1,120	ConocoPhillips	80,808
61	Diamond Offshore Drilling, Inc.	2,300
213	Ensco PLC Class A	8,646
774	Halliburton Co.	42,678
264	Nabors Industries Ltd.	4,712
232	Noble Corp. PLC	4,854
1,180	Schlumberger Ltd. (b)	116,419
310	Transocean Ltd.	9,247

		269,664

Support Activities for Transportation - 0.1%
134	C.H. Robinson Worldwide, Inc.	9,274
90	Expedia, Inc.	7,647
177	Expeditors International of Washington, Inc.	7,551

		24,472

Telecommunications - 1.8%
360	American Tower Corp.	35,100
4,722	AT&T, Inc.	164,514
519	CenturyLink, Inc.	21,528
913	Frontier Communications Corp.	5,971
3,774	Verizon Communications, Inc.	189,644
549	Windstream Holdings, Inc.	5,754

		422,511

Textile Product Mills - 0.0% (†)
57	Mohawk Industries, Inc. (a)	8,096

Shares		Fair Value

Transportation Equipment Manufacturing - 1.7%
610	Boeing Co.	$76,195
208	BorgWarner, Inc.	11,860
433	Eaton Corp PLC	29,613
3,532	Ford Motor Co.	49,766
289	General Dynamics Corp.	40,391
1,228	General Motors Co.	38,559
198	Harley-Davidson, Inc.	13,009
713	Honeywell International, Inc.	68,534
246	Lockheed Martin Corp.	46,880
323	PACCAR, Inc.	21,098
123	Rockwell Collins, Inc.	10,350
255	Textron, Inc.	10,590

		416,845

Utilities - 2.4%
221	Ameren Corp.	9,357
445	American Electric Power Co., Inc.	25,961
391	CenterPoint Energy, Inc.	9,599
250	CMS Energy Corp.	8,167
267	Consolidated Edison, Inc.	16,917
531	Dominion Resources, Inc.	37,860
161	DTE Energy Co.	13,228
644	Duke Energy Corp.	52,905
297	Edison International	18,586
164	Entergy Corp.	13,779
138	EQT Corp.	12,978
782	Exelon Corp.	28,613
383	FirstEnergy Corp.	14,301
73	Integrys Energy Group, Inc.	5,306
599	Kinder Morgan, Inc.	23,181
398	NextEra Energy, Inc.	39,888
288	NiSource, Inc.	12,113
288	Northeast Utilities	14,213
308	NRG Energy, Inc.	9,234
190	ONEOK, Inc.	11,199
229	Pepco Holdings, Inc.	6,261
430	PG&E Corp.	21,638
100	Pinnacle West Capital Corp.	6,147
605	PPL Corp.	21,169
460	Public Service Enterprise Group, Inc.	19,003
130	SCANA Corp.	7,136
210	Sempra Energy	23,100
815	Southern Co.	37,783
611	Spectra Energy Corp.	23,908
213	TECO Energy, Inc.	4,177
206	Wisconsin Energy Corp.	10,230
460	Xcel Energy, Inc.	15,396

		573,333

Warehousing and Storage - 0.0% (†)
157	Iron Mountain, Inc.	5,663

Waste Management and Remediation Services - 0.1%
230	Republic Services, Inc.	8,832
77	Stericycle, Inc. (a)	9,702

		18,534

The accompanying notes are an integral part of these financial statements.

30	DIREXION ANNUAL REPORT

Direxion S&P 500® Volatility Response Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

Water Transportation - 0.1%
410	Carnival Corp.	$16,462

Wholesale Electronic Markets and Agents and Brokers - 0.1%
140	Genuine Parts Co.	13,591

Wood Product Manufacturing - 0.1%
289	Leucadia National Corp.	6,872
325	Masco Corp.	7,173

		14,045

	TOTAL COMMON STOCKS (Cost $13,369,975)	$16,327,892

SHORT-TERM INVESTMENTS - 39.6%
Money Market Funds - 39.6%
9,430,945	Dreyfus Treasury Prime Cash Management 0.00% (††)	$9,430,945

	TOTAL SHORT-TERM INVESTMENTS (Cost $9,430,945)	$9,430,945

	TOTAL INVESTMENTS - 108.1% (Cost $22,800,920)	$25,758,837
	Liabilities in Excess of Other Assets - (8.1)%	(1,933,684)

	TOTAL NET ASSETS - 100.0%	$23,825,153

Percentages are stated as a percent of net assets.

(†)	Less than 0.05%.

(††)	Less than 0.005%.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	31

Direxion Zacks MLP High Income Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

MASTER LIMITED PARTNERSHIPS - 99.4%
Gasoline Stations - 4.2%
49,345	AmeriGas Partners LP	$2,277,272

Merchant Wholesalers, Nondurable Goods - 11.6%
71,356	Cheniere Energy Partners LP	2,256,277
102,868	Crestwood Midstream Partners LP	2,046,044
57,042	Martin Midstream Partners LP	2,003,315

		6,305,636

Nonstore Retailers - 8.5%
88,126	Ferrellgas Partners LP	2,378,521
49,786	Suburban Propane Partners LP	2,242,859

		4,621,380

Oil and Gas Extraction - 24.2%
110,872	Atlas Resource Partners LP	1,830,497
105,788	BreitBurn Energy Partners LP	1,829,074
61,058	EV Energy Partners LP	1,981,332
76,631	Legacy Reserves LP	1,658,295
74,338	Linn Energy LLC	1,853,990
74,194	Regency Energy Partners LP	2,225,820
71,583	Vanguard Natural Resources LLC	1,775,258

		13,154,266

Petroleum and Coal Products Manufacturing - 3.6%
72,113	Calumet Specialty Products Partners LP	1,931,186

Pipeline Transportation - 31.7%
67,158	El Paso Pipeline Partners LP	2,729,973
40,159	Energy Transfer Partners LP	2,587,444
66,401	Holly Energy Partners LP	2,221,778
27,626	Kinder Morgan Energy Partners LP	2,591,319
35,618	NuStar Energy LP	2,165,574
42,544	TC Pipelines LP	2,652,618
44,199	Williams Partners LP	2,278,459

		17,227,165

Support Activities for Mining - 11.1%
80,983	Exterran Partners LP	2,250,518
98,914	Memorial Production Partners LP	2,070,270
135,503	Natural Resource Partners LP	1,689,722

		6,010,510

Water Transportation - 4.5%
67,685	Golar LNG Partners LP	2,449,520

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $54,497,689)	$53,976,935

Shares		Fair Value

SHORT TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
179,407	Short Term Investments Trust Treasury Portfolio, 0.01% (a)	$179,407

	TOTAL SHORT TERM INVESTMENTS (Cost $179,407)	$179,407

	TOTAL INVESTMENTS (Cost $54,677,096) - 99.7%	$54,156,342
	Liabilities in Excess of Other Assets - 0.3%	171,451

	TOTAL NET ASSETS - 100.0%	$54,327,793

Percentages are stated as a percent of net assets.

(a)	Represents annualized seven-day yield at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

32	DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

SHORT TERM INVESTMENTS - 16.1%
Money Market Funds - 16.1%
252,632	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$252,632

	TOTAL SHORT TERM INVESTMENTS (Cost $252,632)	$252,632

	TOTAL INVESTMENTS (Cost $252,632) - 16.1% (b)	$252,632
	Other Assets in Excess of Liabilities - 83.9%	1,318,262

	TOTAL NET ASSETS - 100.0%	$1,570,894

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $252,632.

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse International	iShares 7-10 Year Treasury Bond ETF	9,227	$963,360	(0.497)%	4/14/2015	$(30,961)
Deutsche Bank AG London	iShares 7-10 Year Treasury Bond ETF	5,731	584,325	(1.697)%	9/17/2015	(30,476)

			$1,547,685			$(61,437)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	33

Direxion Daily 20+ Year Treasury Bear 1X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

SHORT TERM INVESTMENTS - 26.1%
Money Market Funds - 26.1%
2,248,491	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$2,248,491

	TOTAL SHORT TERM INVESTMENTS (Cost $2,248,491)	$2,248,491

	TOTAL INVESTMENTS (Cost 2,248,491) - 26.1% (b)	$2,248,491
	Other Assets in Excess of Liabilities - 73.9%	6,364,021

	TOTAL NET ASSETS - 100.0%	$8,612,512

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,248,491.

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse International	iShares 20+ Year Treasury Bond ETF	17,236	$2,016,886	(0.597)%	8/26/2015	$(42,533)
Deutsche Bank AG London	iShares 20+ Year Treasury Bond ETF	54,986	6,176,501	(0.547)%	9/17/2015	(511,215)

			$8,193,387			$(553,748)

The accompanying notes are an integral part of these financial statements.

34	DIREXION ANNUAL REPORT

Direxion Daily Total Bond Market Bear 1X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

SHORT TERM INVESTMENTS - 24.9%
Money Market Funds - 24.9%
390,000	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$390,000
450,365	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	450,365

	TOTAL SHORT TERM INVESTMENTS (Cost $840,365)	$840,365

	TOTAL INVESTMENTS (Cost $840,365) - 24.9% (b)	$840,365
	Other Assets in Excess of Liabilities - 75.1% (c)	2,532,556

	TOTAL NET ASSETS - 100.0%	$3,372,921

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $840,365.

(c)	Includes $296,000 cash segregated as collateral for swap contracts.

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services	iShares Core Total U.S. Bond Market ETF	11,368	$1,226,200	(0.197)%	3/4/2015	$(41,518)
Bank of America Merrill Lynch	iShares Core Total U.S. Bond Market ETF	10,240	1,106,663	(0.493)%	8/27/2015	(36,439)
BNP Paribas	iShares Core Total U.S. Bond Market ETF	7,481	805,543	(0.147)%	9/17/2015	(18,793)
BNP Paribas	iShares Core Total U.S. Bond Market ETF	288	31,412	(0.147)%	12/17/2015	(310)
BNP Paribas	iShares Core Total U.S. Bond Market ETF	866	94,586	(0.147)%	3/17/2016	(769)
BNP Paribas	iShares Core Total U.S. Bond Market ETF	276	29,996	(0.147)%	4/21/2016	(392)
BNP Paribas	iShares Core Total U.S. Bond Market ETF	122	13,406	(0.147)%	5/19/2016	(25)

			$3,307,806			$(98,246)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	35

Direxion Daily Total Market Bear 1X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

SHORT TERM INVESTMENTS - 20.7%
Money Market Funds - 20.7%
120,000	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$120,000
300,321	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	300,321

	TOTAL SHORT TERM INVESTMENTS (Cost $420,321)	$420,321

	TOTAL INVESTMENTS (Cost $420,321) - 20.7% (b)	$420,321
	Other Assets in Excess of Liabilities - 79.3%	1,607,667

	TOTAL NET ASSETS - 100.0%	$2,027,988

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $420,321.

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services	Vanguard Total Stock Market ETF	7,890	$781,883	0.154%	2/18/2015	$(40,780)
Credit Suisse International	Vanguard Total Stock Market ETF	11,606	1,164,229	(0.347)%	3/30/2015	(49,351)

			$1,946,112			$(90,131)

The accompanying notes are an integral part of these financial statements.

36	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2014

	Direxion All Cap Insider Sentiment Shares	Direxion iBillionaire Index ETF	Direxion NASDAQ-100® Equal Weighted Index Shares
Assets:
Investments, at fair value (Note 2)	$29,963,339	$34,294,191	$33,696,955
Cash	48,346	—	61,101
Receivable for Fund shares sold	14,968	2,539,000	—
Receivable for investments sold	26,683,905	—	—
Dividend and interest receivable	29,482	1,980	16,995
Prepaid expenses and other assets	23,212	13,925	21,276

Total Assets	56,763,252	36,849,096	33,796,327

Liabilities:
Payable for Fund shares redeemed	26,685,952	—	—
Payable for investments purchased	—	2,535,063	—
Due to investment adviser, net of waiver	680	187	2,431
Accrued expenses and other liabilities	52,612	35,723	38,928

Total Liabilities	26,739,244	2,570,973	41,359

Net Assets	$30,024,008	$34,278,123	$33,754,968

Net Assets Consist of:
Capital stock	$30,233,091	$34,244,243	$32,347,066
Undistributed net investment income	2,108	7,313	—
Undistributed (accumulated) net realized gain (loss)	(15,568)	21,144	(147,233)
Net unrealized appreciation (depreciation) on:
Investment securities	(195,623)	5,423	1,555,135

Net Assets	$30,024,008	$34,278,123	$33,754,968

Calculation of Net Asset Value Per Share:
Net assets	$30,024,008	$34,278,123	$33,754,968
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	450,001	1,350,000	550,001
Net assets value, redemption price and offering price per share	$66.72	$25.39	$61.37

Cost of Investments	$30,158,962	$34,288,768	$32,141,820

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	37

Statements of Assets and Liabilities

October 31, 2014

	Direxion S&P 500® Volatility Response Shares	Direxion Zacks MLP High Income Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares
Assets:
Investments, at fair value (Note 2)	$25,758,837	$54,156,342	$252,632
Cash	—	—	1,401,774
Due from investment adviser, net	5,485	—	4,202
Dividend and interest receivable	32,193	2	—
Due from brokers for swaps	—	—	1,162
Return of capital receivable	—	418,018	—
Prepaid expenses and other assets	31,847	11,362	6,538

Total Assets	25,828,362	54,585,724	1,666,308

Liabilities:
Payable for investments purchased	1,965,252	—	—
Unrealized depreciation on swaps	—	—	61,437
Due to investment adviser, net	—	6,965	—
Deferred tax liability	—	199,494	—
Accrued expenses and other liabilities	37,957	51,472	33,977

Total Liabilities	2,003,209	257,931	95,414

Net Assets	$23,825,153	$54,327,793	$1,570,894

Net Assets Consist of:
Capital stock	$21,183,454	$54,000,500	$2,327,924
Undistributed (accumulated) net investment income (loss)	36,400	(54,020)	(8,821)
Undistributed (accumulated) net realized gain (loss)	(352,618)	704,858	(686,772)
Net unrealized appreciation (depreciation) on:
Investment securities	2,957,917	(323,545)	—
Swaps	—	—	(61,437)

Net Assets	$23,825,153	$54,327,793	$1,570,894

Calculation of Net Asset Value Per Share:
Net assets	$23,825,153	$54,327,793	$1,570,894
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	400,001	1,350,000	50,001
Net assets value, redemption price and offering price per share	$59.56	$40.24	$31.42

Cost of Investments	$22,800,920	$54,677,096	$252,632

The accompanying notes are an integral part of these financial statements.

38	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2014

	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares	Direxion Daily Total Market Bear 1X Shares
Assets:
Investments, at fair value (Note 2)	$2,248,491	$840,365	$420,321
Cash	7,062,249	2,345,726	1,707,943
Cash collateral for swaps	—	296,000	—
Due from investment adviser, net	2,802	6,681	6,594
Dividend and interest receivable	—	11	8
Prepaid expenses and other assets	19,284	15,058	18,051

Total Assets	9,332,826	3,503,841	2,152,917

Liabilities:
Unrealized depreciation on swaps	553,748	98,246	90,131
Due to brokers for swaps	134,103	—	9,379
Accrued expenses and other liabilities	32,463	32,674	25,419

Total Liabilities	720,314	130,920	124,929

Net Assets	$8,612,512	$3,372,921	$2,027,988

Net Assets Consist of:
Capital stock	$10,790,671	$5,808,318	$3,918,502
Accumulated net investment loss	(45,879)	(50,892)	(7,292)
Accumulated net realized loss	(1,578,532)	(2,286,259)	(1,793,091)
Net unrealized appreciation (depreciation) on:
Swaps	(553,748)	(98,246)	(90,131)

Net Assets	$8,612,512	$3,372,921	$2,027,988

Calculation of Net Asset Value Per Share:
Net assets	$8,612,512	$3,372,921	$2,027,988
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	350,001	100,001	100,001
Net assets value, redemption price and offering price per share	$24.61	$33.73	$20.28

Cost of Investments	$2,248,491	$840,365	$420,321

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	39

Statements of Operations

For the Year Ended October 31, 2014

	Direxion All Cap Insider Sentiment Shares	Direxion iBillionaire Index ETF[1]	Direxion NASDAQ-100® Equal Weighted Index Shares
Investment Income:
Dividend income	$460,092	$102,543	$400,337
Interest income	—	12	—

Total investment income	460,092	102,555	400,337

Expenses:
Investment advisory fees	103,956	34,914	79,048
Licensing fees	36,962	10,197	16,057
Professional fees	16,537	18,021	17,156
Custody fees	16,346	2,036	4,385
Pricing fees	8,000	2,017	8,000
Reports to shareholders	7,408	1,817	8,211
Administration fees	6,440	2,522	7,355
Accounting fees	5,318	2,507	6,084
Transfer agent fees	3,581	2,482	3,911
Excise tax	2,004	—	1,315
Exchange listing fees	1,206	1,260	7,546
Trustees’ fees and expenses	758	197	873
Compliance fees	521	219	534
Insurance fees	317	34	302
Offering fees	—	9,216	—
Other	1,847	308	1,854

Total Expenses	211,201	87,747	162,631
Less: Reimbursement of expenses from Adviser	(59,039)	(37,316)	(69,093)

Net Expenses	152,162	50,431	93,538

Net investment income	307,930	52,124	306,799

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	3,087,012	52,153	2,015,832
In-kind redemptions	2,078,738	(164,550)	1,101,872

Net realized gain (loss) on investment securities and in-kind redemptions	5,165,750	(112,397)	3,117,704

Change in net unrealized appreciation (depreciation) on:
Investment securities	(139,200)	5,423	1,526,562

Change in net unrealized appreciation (depreciation) on investment securities	(139,200)	5,423	1,526,562

Net realized and unrealized gain (loss) on investment securities and in-kind redemptions	5,026,550	(106,974)	4,644,266

Net increase (decrease) in net assets resulting from operations	$5,334,480	$(54,850)	$4,951,065

[1]	Represents the period from August 1, 2014 (commencement of operations) to October 31, 2014.

The accompanying notes are an integral part of these financial statements.

40	DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2014

	Direxion S&P 500® Volatility Response Shares	Direxion Zacks MLP High Income Shares[1]	Direxion Daily 7-10 Year Treasury Bear 1X Shares
Investment Income:
Dividend income	$454,015	$45,607	$—
Interest income	—	36	—

Total investment income	454,015	45,643	—

Expenses:
Investment advisory fees	103,785	122,391	7,377
Custody fees	18,654	5,903	416
Licensing fees	18,451	16,527	20,000
Professional fees	16,463	33,773	15,575
Exchange listing fees	10,014	3,864	5,000
Reports to shareholders	8,846	7,465	1,703
Pricing fees	8,000	6,181	8,000
Administration fees	6,410	6,417	458
Accounting fees	5,303	7,258	393
Excise tax	3,672	—	—
Transfer agent fees	3,560	7,185	2,210
Trustees’ fees and expenses	704	545	55
Compliance fees	443	202	165
Insurance fees	320	87	84
Offering fees	—	30,490	—
Other	1,890	1,595	1,724

Total Expenses	206,515	249,883	63,160
Less: Reimbursement of expenses from Adviser	(75,991)	(117,292)	(52,505)
Less: Investment advisory fees waived	(23,064)	—	—

Net Expenses	107,460	132,591	10,655

Net investment income (loss), before income taxes	346,555	(86,948)	(10,655)
Deferred tax benefit	—	32,928	—

Net investment income (loss)	346,555	(54,020)	(10,655)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	184,673	1,134,489	—
Deferred tax expense	—	(429,631)	—
Swaps	—	—	(6,975)

Net realized gain (loss) on investment securities, deferred tax expense and swaps	184,673	704,858	(6,975)

Change in net unrealized appreciation (depreciation) on:
Investment securities	1,780,341	(520,754)	—
Deferred tax benefit	—	197,209	—
Swaps	—	—	(80,398)

Change in net unrealized appreciation (depreciation) on investment securities, deferred tax benefit and swaps	1,780,341	(323,545)	(80,398)

Net realized and unrealized gain (loss) on investment securities, deferred tax expense, deferred tax benefit and swaps	1,965,014	381,313	(87,373)

Net increase (decrease) in net assets resulting from operations	$2,311,569	$327,293	$(98,028)

[1]	Represents the period from January 23, 2014 (commencement of operations) to October 31, 2014.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	41

Statements of Operations

For the Year Ended October 31, 2014

	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares	Direxion Daily Total Market Bear 1X Shares
Investment Income:
Interest income	$—	$277	$91

Total investment income	—	277	91

Expenses:
Investment advisory fees	38,456	42,109	5,984
Licensing fees	20,000	27,218	50,000
Professional fees	15,888	15,981	15,553
Pricing fees	8,000	8,000	8,000
Exchange listing fees	5,000	5,000	5,000
Reports to shareholders	4,110	6,233	1,914
Transfer agent fees	3,090	3,149	2,251
Administration fees	2,386	2,651	369
Accounting fees	2,048	2,240	331
Custody fees	1,280	1,840	518
Compliance fees	326	242	228
Insurance fees	294	355	119
Trustees’ fees and expenses	283	351	39
Other	1,851	1,593	1,672

Total Expenses	103,012	116,962	91,978
Less: Reimbursement of expenses from Adviser	(47,464)	(56,138)	(83,335)

Net Expenses	55,548	60,824	8,643

Net investment loss, before income taxes	(55,548)	(60,547)	(8,552)

Net investment loss	(55,548)	(60,547)	(8,552)

Net realized and unrealized gain (loss) on investments:
Net realized loss on:
Swaps	(325,652)	(569,677)	(199,688)

Net realized loss on swaps	(325,652)	(569,677)	(199,688)

Change in net unrealized appreciation (depreciation) on:
Swaps	(948,078)	(2,807)	(25,584)

Change in net unrealized depreciation on swaps	(948,078)	(2,807)	(25,584)

Net realized and unrealized loss on swaps	(1,273,730)	(572,484)	(225,272)

Net decrease in net assets resulting from operations	$(1,329,278)	$(633,031)	$(233,824)

The accompanying notes are an integral part of these financial statements.

42	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion All Cap Insider Sentiment Shares		Direxion iBillionaire Index ETF
	Year Ended October 31, 2014	Year Ended October 31, 2013	For the Period August 1, 2014^ Through October 31, 2014
Operations:
Net investment income	$307,930	$88,560	$52,124
Net realized gain (loss) on investment securities and in-kind redemptions	5,165,750	1,495,296	(112,397)
Change in net unrealized appreciation (depreciation) on investment securities	(139,200)	(234,232)	5,423

Net increase (decrease) in net assets resulting from operations	5,334,480	1,349,624	(54,850)

Distributions to shareholders:
Net investment income	(262,040)	(79,621)	(54,027)
Net realized gains	—	(154,412)	—

Total distributions	(262,040)	(234,033)	(54,027)

Capital share transactions:
Proceeds from shares sold	94,792,831	22,031,602	39,159,000
Cost of shares redeemed	(75,399,019)	(22,043,115)	(4,772,000)
Transaction fees	12,499	1,613	—

Net increase (decrease) in net assets resulting from capital transactions	19,406,311	(9,900)	34,387,000

Total increase in net assets	24,478,751	1,105,691	34,278,123
Net assets:
Beginning of period/year	5,545,257	4,439,566	—

End of period/year	$30,024,008	$5,545,257	$34,278,123

Undistributed (Accumulated) net investment income (loss) at end of period/year	$2,108	$—	$7,313

Changes in shares outstanding
Shares outstanding, beginning of period/year	100,001	100,001	—
Shares sold	1,500,000	400,000	1,550,000
Shares repurchased	(1,150,000)	(400,000)	(200,000)

Shares outstanding, end of period/year	450,001	100,001	1,350,000

^	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	43

Statements of Changes in Net Assets

	Direxion NASDAQ-100® Equal Weighted Index Shares		Direxion S&P 500® Volatility Response Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$306,799	$37,096	$346,555	$83,208
Net realized gain on investment securities and in-kind redemptions	3,117,704	1,095,346	184,673	52,992
Change in net unrealized appreciation on investment securities	1,526,562	288,520	1,780,341	1,046,682

Net increase in net assets resulting from operations	4,951,065	1,420,962	2,311,569	1,182,882

Distributions to shareholders:
Net investment income	(289,287)	(33,307)	(309,030)	(74,785)
Net realized gains	—	—	(46,932)	—

Total distributions	(289,287)	(33,307)	(355,962)	(74,785)

Capital share transactions:
Proceeds from shares sold	55,724,624	9,579,022	48,073,462	7,386,581
Cost of shares redeemed	(34,311,240)	(5,154,434)	(31,503,708)	(5,337,230)
Transaction fees	7,708	—	9,451	—

Net increase in net assets resulting from capital transactions	21,421,092	4,424,588	16,579,205	2,049,351

Total increase in net assets	26,082,870	5,812,243	18,534,812	3,157,448
Net assets:
Beginning of year	7,672,098	1,859,855	5,290,341	2,132,893

End of year	$33,754,968	$7,672,098	$23,825,153	$5,290,341

Undistributed net investment income at end of year	$—	$—	$36,400	$184

Changes in shares outstanding
Shares outstanding, beginning of year	150,001	50,001	100,001	50,001
Shares sold	1,000,000	200,000	850,000	150,000
Shares repurchased	(600,000)	(100,000)	(550,000)	(100,000)

Shares outstanding, end of year	550,001	150,001	400,001	100,001

The accompanying notes are an integral part of these financial statements.

44	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Zacks MLP High Income Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares
	For the Period January 23, 2014^ Through October 31, 2014	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(54,020)	$(10,655)	$(10,781)
Net realized gain (loss) on investment securities, deferred tax expense and swaps	704,858	(6,975)	(28,104)
Change in net unrealized appreciation (depreciation) on investment securities, deferred tax benefit and swaps	(323,545)	(80,398)	67,547

Net increase (decrease) in net assets resulting from operations	327,293	(98,028)	28,662

Distributions to shareholders:
Return of capital	(1,370,500)	—	—

Total distributions	(1,370,500)	—	—

Capital share transactions:
Proceeds from shares sold	55,371,000	—	—

Net increase in net assets resulting from capital transactions	55,371,000	—	—

Total increase (decrease) in net assets	54,327,793	(98,028)	28,662
Net assets:
Beginning of period/year	—	1,668,922	1,640,260

End of period/year	$54,327,793	$1,570,894	$1,668,922

Accumulated net investment loss at end of period/year	$(54,020)	$(8,821)	$(9,010)

Changes in shares outstanding
Shares outstanding, beginning of period/year	—	50,001	50,001
Shares sold	1,350,000	—	—
Shares repurchased	—	—	—

Shares outstanding, end of period/year	1,350,000	50,001	50,001

^	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	45

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bear 1X Shares		Direxion Daily Total Bond Market Bear 1X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(55,548)	$(36,243)	$(60,547)	$(46,924)
Net realized gain (loss) on swaps	(325,652)	5,962	(569,677)	(306,289)
Change in net unrealized appreciation (depreciation) on swaps	(948,078)	440,952	(2,807)	267,551

Net increase (decrease) in net assets resulting from operations	(1,329,278)	410,671	(633,031)	(85,662)

Distributions to shareholders:
Capital share transactions:
Proceeds from shares sold	1,293,389	5,574,177	19,369,025	7,189,034
Cost of shares redeemed	—	—	(24,249,273)	(7,095,490)
Transaction fees	—	138	7,275	2,130

Net increase (decrease) in net assets resulting from capital transactions	1,293,389	5,574,315	(4,872,973)	95,674

Total increase (decrease) in net assets	(35,889)	5,984,986	(5,506,004)	10,012
Net assets:
Beginning of year	8,648,401	2,663,415	8,878,925	8,868,913

End of year	$8,612,512	$8,648,401	$3,372,921	$8,878,925

Accumulated net investment loss at end of year	$(45,879)	$(33,379)	$(50,892)	$(37,338)

Changes in shares outstanding
Shares outstanding, beginning of year	300,001	100,001	250,001	250,001
Shares sold	50,000	200,000	550,000	200,000
Shares repurchased	—	—	(700,000)	(200,000)

Shares outstanding, end of year	350,001	300,001	100,001	250,001

The accompanying notes are an integral part of these financial statements.

46	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Total Market Bear 1X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(8,552)	$(15,294)
Net realized (loss) on swaps	(199,688)	(776,336)
Change in net unrealized appreciation (depreciation) on swaps	(25,584)	89,215

Net (decrease) in net assets resulting from operations	(233,824)	(702,415)

Distributions to shareholders:

Capital share transactions:
Proceeds from shares sold	1,062,675	2,810,895
Cost of shares redeemed	—	(5,657,633)
Transaction fees	—	1,697

Net increase (decrease) in net assets resulting from capital transactions	1,062,675	(2,845,041)

Total increase (decrease) in net assets	828,851	(3,547,456)
Net assets:
Beginning of year	1,199,137	4,746,593

End of year	$2,027,988	$1,199,137

Accumulated net investment loss at end of year	$(7,292)	$(9,963)

Changes in shares outstanding
Shares outstanding, beginning of year	50,001	150,001
Shares sold	50,000	100,000
Shares repurchased	—	(200,000)

Shares outstanding, end of year	100,001	50,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	47

Financial Highlights

October 31, 2014

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Begin ning of Year/ Period	Net Inves tment Income (Loss)[1]	Net Inve stment Income (Loss)[1,4]	Net Realized and Unrealized Gain (Loss) on Inve stments	Net Increase (Decrease) in Net Asset Value Resulting from Oper ations	Divi dends from Net Inve stment Income	Distrib utions from Realized Capital Gains	Distrib utions from Return of Capital	Total Distrib utions	Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (000’s omitted)	Net Expe nses[3]	Total Exp enses[3]	Net Inve stment Income (Loss) After Expense Reimbur sement[3]	Net Exp enses[3,4,5]	Total Exp enses[3,4]	Net Inve stment Income (Loss) After Expense Reimbur sement[3,4]	Portfolio Turnover Rate[6]
Direxion All Cap Insider Sentiment Shares
For the Year Ended October 31, 2014	$55.45	$0.81	$0.82	$11.12	$11.93	$(0.66)	$—	$—	$(0.66)	$66.72	21.60%	$30,024	0.66%	0.91%	1.33%	0.65%	0.91%	1.34%	835%
For the Year Ended October 31, 2013	$44.40	0.88	0.88	12.51	13.39	(0.80)	(1.54)	—	(2.34)	$55.45	31.35%	$5,545	0.65%	1.69%	1.77%	0.65%	1.69%	1.77%	920%
For the Period December 8, 2011 through October 31, 2012	$40.00	0.28	0.28	4.48	4.76	(0.36)	—	—	(0.36)	$44.40	11.94%	$4,440	0.65%	2.20%	0.72%	0.65%	2.19%	0.72%	620%
Direxion iBillionaire Index ETF
For the Period August 1, 2014[7] through October 31, 2014	$25.00	0.04	0.04	0.39	0.43	(0.04)	—	—	(0.04)	$25.39	1.71%	$34,278	0.65%	1.13%	0.67%	0.65%	1.13%	0.67%	18%
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Year Ended October 31, 2014	$51.15	0.65	0.65	10.21	10.86	(0.64)	—	—	(0.64)	$61.37	21.35%	$33,755	0.35%	0.62%	1.16%	0.35%	0.61%	1.17%	80%
For the Year Ended October 31, 2013	$37.20	0.38	0.38	13.95	14.33	(0.38)	—	—	(0.38)	$51.15	38.72%	$7,672	0.35%	1.58%	0.84%	0.35%	1.58%	0.84%	34%
For the Period March 21, 2012 through October 31, 2012	$40.00	0.28	0.28	(2.76)	(2.48)	(0.32)	—	—	(0.32)	$37.20	(6.24)%	$1,860	0.35%	2.88%	1.21%	0.35%	2.88%	1.21%	17%
Direxion S&P 500® Volatility Response Shares
For the Year Ended October 31, 2014	$52.90	0.85	0.86	6.64	7.49	(0.71)	(0.12)	—	(0.83)	$59.56	14.21%	$23,825	0.47%	0.90%	1.50%	0.45%	0.88%	1.52%	145%
For the Year Ended October 31, 2013	$42.66	0.84	0.84	10.15	10.99	(0.75)	—	—	(0.75)	$52.90	25.95%	$5,290	0.45%	1.78%	1.77%	0.45%	1.78%	1.77%	133%
For the Period January 11, 2012 through October 31, 2012	$40.00	0.20	0.20	2.80	3.00	(0.33)	—	(0.01)	(0.34)	$42.66	7.50%	$2,133	0.45%	4.93%	0.61%	0.45%	4.93%	0.61%	238%
Direxion Zacks MLP High Income Shares
For the Period January 23, 2014[7] through October 31, 2014	$40.00	(0.08)	(0.14)	2.39	2.31	—	—	(2.07)	(2.07)	$40.24	5.73%	$54,328	0.65%[8]	1.23%	(0.43)%	0.65%	1.23%	(0.43)%	92%
Direxion Daily 7-10 Year Treasury Bear 1X Shares
For the Year Ended October 31, 2014	$33.38	(0.21)	(0.21)	(1.75)	(1.96)	—	—	—	—	$31.42	(5.87)%	$1,571	0.65%	3.85%	(0.65)%	0.65%	3.85%	(0.65)%	0%
For the Year Ended October 31, 2013	$32.80	(0.22)	(0.22)	0.80	0.58	—	—	—	—	$33.38	1.77%	$1,669	0.65%	4.34%	(0.65)%	0.65%	4.34%	(0.65)%	0%
For the Year Ended October 31, 2012	$35.36	(0.22)	(0.22)	(2.34)	(2.56)	—	—	—	—	$32.80	(7.24)%	$1,640	0.65%	2.76%	(0.65)%	0.65%	2.76%	(0.65)%	0%
For the Period March 23, 2011 through October 31, 2011	$40.00	(0.14)	(0.14)	(4.50)	(4.64)	—	—	—	—	$35.36	(11.60)%	$3,536	0.65%	3.17%	(0.61)%	0.65%	3.17%	(0.61)%	0%
Direxion Daily 20+ Year Treasury Bear 1X Shares
For the Year Ended October 31, 2014	$28.83	(0.18)	(0.18)	(4.04)	(4.22)	—	—	—	—	$24.61	(14.64)%	$8,613	0.65%	1.21%	(0.65)%	0.65%	1.21%	(0.65)%	0%
For the Year Ended October 31, 2013	$26.63	(0.18)	(0.18)	2.38	2.20	—	—	—	—	$28.83	8.26%	$8,648	0.65%	1.59%	(0.65)%	0.65%	1.59%	(0.65)%	0%
For the Year Ended October 31, 2012	$30.24	(0.18)	(0.18)	(3.43)	(3.61)	—	—	—	—	$26.63	(11.94)%	$2,663	0.65%	2.55%	(0.65)%	0.65%	2.55%	(0.65)%	0%
For the Period March 23, 2011 through October 31, 2011	$40.00	(0.14)	(0.14)	(9.62)	(9.76)	—	—	—	—	$30.24	(24.40)%	$3,024	0.65%	3.29%	(0.61)%	0.65%	3.29%	(0.61)%	0%
Direxion Daily Total Bond Market Bear 1X Shares
For the Year Ended October 31, 2014	$35.52	(0.22)	(0.22)	(1.57)	(1.79)	—	—	—	—	$33.73	(5.04)%	$3,373	0.65%	1.25%	(0.65)%	0.65%	1.25%	(0.65)%	0%
For the Year Ended October 31, 2013	$35.48	(0.23)	(0.23)	0.27	0.04	—	—	—	—	$35.52	0.11%	$8,879	0.65%	1.53%	(0.65)%	0.65%	1.53%	(0.65)%	0%
For the Year Ended October 31, 2012	$37.48	(0.24)	(0.24)	(1.76)	(2.00)	—	—	—	—	$35.48	(5.34)%	$8,869	0.65%	0.92%	(0.65)%	0.65%	0.92%	(0.65)%	0%
For the Period March 23, 2011 through October 31, 2011	$40.00	(0.15)	(0.15)	(2.37)	(2.52)	—	—	—	—	$37.48	(6.30)%	$43,100	0.65%	1.09%	(0.64)%	0.65%	1.09%	(0.64)%	0%
Direxion Daily Total Market Bear 1X Shares
For the Year Ended October 31, 2014	$23.98	(0.14)	(0.14)	(3.56)	(3.70)	—	—	—	—	$20.28	(15.43)%	$2,028	0.65%	6.92%	(0.64)%	0.65%	6.92%	(0.64)%	0%
For the Year Ended October 31, 2013	$31.64	(0.18)	(0.18)	(7.48)	(7.66)	—	—	—	—	$23.98	(24.21)%	$1,199	0.65%	4.44%	(0.65)%	0.65%	4.44%	(0.65)%	0%
For the Year Ended October 31, 2012	$39.48	(0.22)	(0.22)	(5.62)	(5.84)	—	(2.00)	—	(2.00)	$31.64	(15.64)%	$4,747	0.65%	3.04%	(0.65)%	0.65%	3.04%	(0.65)%	0%
For the Period June 15, 2011 through October 31, 2011	$40.00	(0.10)	(0.10)	(0.42)	(0.52)	—	—	—	—	$39.48	(1.30)%	$3,948	0.65%	3.70%	(0.64)%	0.65%	3.70%	(0.64)%	0%

[1]	Net investment income (loss) per share represents net investment income dividend by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Total return is calculated assuming an intial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.
[3]	For periods less than a year, these ratios are annualized.
[4]	Excludes interest expense and extraordinary expenses which comprise of excise tax.
[5]	Net expenses include effects of any reimbursement or recoupment.
[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Portfolio turnover rate does not include effects of turnover of the swap portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.
[7]	Commencement of investment operations.
[8]	This ratio excludes deferred tax benefits/expenses for all components of the Statement of Operations. Had these amounts been included, the ratio would be 15.45%

The accompanying notes are an integral part of these financial statements.

48	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2014

1.	ORGANIZATION

The Direxion Shares ETF Trust (the “Trust”) is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is a registered investment company that has 55 separate series (each, a “Fund” and together the “Funds”). Nine of these Funds are included in this report:

Benchmark Funds	Bear Funds
Direxion All Cap Insider Sentiment Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares
Direxion iBillionaire Index ETF	Direxion Daily 20+ Year Treasury Bear 1X Shares
Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Daily Total Bond Market Bear 1X Shares
Direxion S&P 500® Volatility Response Shares	Direxion Daily Total Market Bear 1X Shares
Direxion Zacks MLP High Income Shares

The Benchmark Funds seek to match, after expenses, the return of a benchmark through time. For these Funds, the benchmark performance for the period is the standard against which they should be evaluated. The Benchmark Funds attempt to provide investment results that correlate positively to the return of an index or benchmark. Each Bear Fund’s investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Bear Funds attempt to provide investment results that correlate negatively to the return of an index or benchmark. These Bear Funds seek -100% of the returns of their respective benchmark indices.

Funds	Index or Benchmark	Daily Target
Direxion All Cap Insider Sentiment Shares	Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	100%
Direxion iBillionaire Index ETF	iBillionaire Index	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index	100%
Direxion S&P 500® Volatility Response Shares	S&P 500® Volatility Response Index	100%
Direxion Zacks MLP High Income Shares	Zacks MLP Index	100%
Direxion Daily Total Market Bear 1X Shares	MSCI U.S. Broad Market Index	-100%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	NYSE 7-10 Year Treasury Bond Index	-100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	NYSE 20 Year Plus Treasury Bond Index	-100%
Direxion Daily Total Bond Market Bear 1X Shares	Barclays Capital U.S. Aggregate Bond Index	-100%

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a)  Investment Valuation – The Net Asset Value (“NAV”) per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close all day, the Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares and Direxion Daily Total Market Bear 1X Shares do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Bear Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market (“NASDAQ”) for which market quotations are readily available are valued

DIREXION ANNUAL REPORT	49

using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ each business day. Over-the-counter securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swaps contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Securities or swap contracts are fair valued as determined by Rafferty Asset Management, LLC (the “Adviser”) under the supervision of the Board of Trustees (the “Board”) in the following scenarios: a) reliable market quotations are not readily available; b) the Funds’ pricing service does not provide a valuation for such securities; c) the Fund’s pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b)  Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivatives contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund’s obligations are accrued daily and offset by any amounts owed to the Fund.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlining the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund’s obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds’ Custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized appreciation or depreciation on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlining the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2011-11 ”Disclosures about Offsetting Assets and Liabilities” (“ASU 2011 - 11”), which requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging).

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk , a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“Master Agreement”)

50	DIREXION ANNUAL REPORT

or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2014, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following table.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2014 is detailed in the following table. If such credit risk-related contingencies were triggered the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily Total Bond Market Bear 1X Shares	$—	$—	$—	$—	$36,439	$—	$36,439	[1]	$—

[1]	The amount of collateral shown has been limited such that the net amount can not be less than zero.
[2]	The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT	51

Description: Swap Contract

Counterparty: BNP Paribas

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily Total Bond Market Bear 1X Shares	$—	$—	$—	$—	$20,289	$—	$20,289	[1]	$—

[1]	The amount of collateral shown has been limited such that the net amount can not be less than zero.
[2]	The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Credit Suisse International

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily 7-10 Year Treasury Bear 1X Shares	$—	$—	$—	$—	$30,961	$—	$30,961	[1]	$—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	42,533	—	42,533	[1]	—
Direxion Daily Total Market Bear 1X Shares	—	—	—	—	49,351	—	49,351	[1]	—

[1]	The amount of collateral shown has been limited such that the net amount can not be less than zero.
[2]	The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Deutsche Bank AG London

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily 7-10 Year Treasury Bear 1X Shares	$—	$—	$—	$—	$30,476	$—	$30,476	[1]	$—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	511,215	—	511,215	[1]	—

[1]	The amount of collateral shown has been limited such that the net amount can not be less than zero.
[2]	The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

52	DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Morgan Stanley Capital Services

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily Total Bond Market Bear 1X Shares	$—	$—	$—	$—	$41,518	$—	$41,518	[1]	$—
Direxion Daily Total Market Bear 1X Shares	—	—	—	—	40,780	—	40,780	[1]	—

[1]	The amount of collateral shown has been limited such that the net amount can not be less than zero.
[2]	The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

c)  Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosed as is required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

d)  Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

e)  Federal Income Taxes – Each Fund, with the exception of the Direxion Zacks MLP High Income Shares, intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income and excise taxes.

The Direxion Zacks MLP High Income Shares intends to invest primarily in Master Limited Partnerships (“MLPs”), which generally are treated as qualified public traded partnerships for federal income tax purposes. As such, the Direxion Zacks MLP High Income Shares does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but is taxed as a regular C-corporation. As a regular C-corporation, the Fund is obligated to pay federal, state and local income tax on its taxable income. In addition, current tax laws prevent the Fund from qualifying as regulated investment company due to the Fund’s concentration in MLPs. Currently the maximum marginal regular federal income tax rate for a regular C-corporation is 35%. The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated 37.50% tax rate for federal, state and local tax, which is composed of a 35% marginal federal tax rate and an assumed 2.50% rate attributable to state taxes.

The Direxion Zacks MLP High Income Shares tax expense is included in the Statement of Operations based on the component of income or gain (losses) to which the expenses relate. Deferred income taxes reflect the net tax effects of temporary differences between carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized.

The Direxion Zacks MLP High Income Shares recognizes in the financial statements the impact of a tax position, if that position is more likely than not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

DIREXION ANNUAL REPORT	53

f)  Income and Expenses – Interest income, including amortization of premium and discount, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Direxion Zacks MLP High Income Shares’ investments in MLPs generally are comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Direxion Zacks MLP High Income Shares use return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Direxion Zacks MLP High Income Shares.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust’s series in proportion to their respective net assets.

g)  Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

h)  Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

i)  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the period ended October 31, 2014 and the year ended October 31, 2013 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended October 31, 2014, the Direxion Zacks MLP High Income Shares distributions were expected to be comprised of 100% return of capital.

	Period Ended October 31, 2014			Year Ended October 31, 2013
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion All Cap Insider Sentiment Shares	$262,040	$—	$—	$234,033	$—	$—
Direxion iBillionaire Index ETF[1]	54,027	—	—	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	289,287	—	—	33,307	—	—
Direxion S&P 500® Volatility Response Shares	355,962	—	—	74,785	—	—
Direxion Zacks MLP High Income Shares[2]	—	—	1,370,500	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—	—	—
Direxion Daily Total Market Bear 1X Shares	—	—	—	—	—	—

[1]	Commenced operations on August 1, 2014.
[2]	Commenced operations on January 23, 2014.

54	DIREXION ANNUAL REPORT

At October 31, 2014, the components of accumulated earnings/loss on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)	Total Accumulated Earnings (Losses)
Direxion All Cap Insider Sentiment Shares	$(209,083)	$—	$—	$—	$(209,083)
Direxion iBillionaire Index ETF	760	33,120	—	—	33,880
Direxion NASDAQ-100® Equal Weighted Index Shares	1,407,902	—	—	—	1,407,902
Direxion S&P 500® Volatility Response Shares	2,586,768	454,278	—	(399,347)	2,641,699
Direxion Daily 7-10 Year Treasury Bear 1X Shares	(167,361)	—	—	(589,669)	(757,030)
Direxion Daily 20+ Year Treasury Bear 1X Shares	(1,016,698)		—	(1,161,461)	(2,178,159)
Direxion Daily Total Bond Market Bear 1X Shares	(112,141)	—	—	(2,323,256)	(2,435,397)
Direxion Daily Total Market Bear 1X Shares	(306,711)	—	—	(1,583,803)	(1,890,514)

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion All Cap Insider Sentiment Shares	$30,172,422	$961,665	$(1,170,748)	$(209,083)
Direxion iBillionaire Index ETF	34,293,431	1,270,794	(1,270,034)	760
Direxion NASDAQ-100® Equal Weighted Index Shares	32,289,053	2,341,935	(934,033)	1,407,902
Direxion S&P 500® Volatility Response Shares	23,172,069	2,642,699	(55,931)	2,586,768
Direxion Daily 7-10 Year Treasury Bear 1X Shares	252,632	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	2,248,491	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	840,365	—	—	—
Direxion Daily Total Market Bear 1X Shares	420,321	—	—	—

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales, mark to market of unrealized gains on passive foreign investment companies (“PFICs”) and basis adjustments on investments in real estate trusts (“REITs”).

Net investment income/(loss) and realized gains and losses for Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income/(loss) and realized gains and losses due to differences between financial reporting and tax reporting be classified between various components of net assets. The permanent differences primarily relate to tax treatment of redemption in-kind, net operating losses, distribution reclasses, sales of REITS and PFICs and utilization of earning and profits distributed to shareholders on redemption of shares.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gains and losses under GAAP and tax reporting:

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion All Cap Insider Sentiment Shares	$(43,782)	$(5,181,318)	$5,225,100
Direxion iBillionaire Index ETF	9,216	133,541	(142,757)

DIREXION ANNUAL REPORT	55

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion NASDAQ-100® Equal Weighted Index Shares	$(17,512)	$(3,259,277)	$3,276,789
Direxion S&P 500® Volatility Response Shares	(1,309)	(485,102)	486,411
Direxion Daily 7-10 Year Treasury Bear 1X Shares	10,844	—	(10,844)
Direxion Daily 20+ Year Treasury Bear 1X Shares	43,048	—	(43,048)
Direxion Daily Total Bond Market Bear 1X Shares	46,993	—	(46,993)
Direxion Daily Total Market Bear 1X Shares	11,223	—	(11,223)

In order to meet certain excise tax distribution requirements, each Fund, with the exception of the Direxion Zacks MLP High Income Shares, is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2014.

At October 31, 2014, these Funds deferred, on a tax basis, qualified late year losses of:

Funds	Ordinary Late Year Loss Deferral
Direxion All Cap Insider Sentiment Shares	$—
Direxion iBillionaire Index ETF	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—
Direxion S&P 500® Volatility Response Shares	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	8,821
Direxion Daily 20+ Year Treasury Bear 1X Shares	45,879
Direxion Daily Total Bond Market Bear 1X Shares	50,892
Direxion Daily Total Market Bear 1X Shares	7,292

Under current law, each Fund, with the exception of the Direxion Zacks MLP High Income Shares, may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carryforward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

At October 31, 2014, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Expiring 10/31/2019	Unlimited ST	Unlimited LT
Direxion All Cap Insider Sentiment Shares	$—	$—	$—
Direxion iBillionaire Index ETF	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—	—	—
Direxion S&P 500® Volatility Response Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	67,332	513,516	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	282,257	829,104	—
Direxion Daily Total Bond Market Bear 1X Shares	72,234	2,200,130	—
Direxion Daily Total Market Bear 1X Shares	—	1,576,511	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect

56	DIREXION ANNUAL REPORT

to the Funds’ financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2014, open Federal and state income tax years include the tax years ended October 31, 2012, October 31, 2013 and October 31, 2014. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Direxion Zacks MLP High Income Shares deferred tax liability as of October 31, 2014 are as follows:

Deferred tax assets:
Net operating loss carryforward	$19,180

Total deferred tax assets	19,180
Less deferred tax liabilities:
Net unrealized appreciation on investments in securities	218,674

Net deferred tax liability	$199,494

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Direxion Zacks MLP High Income Shares has the following net operating loss and capital loss amounts:

Net operating loss	Amount	Expiration
Fiscal year ended:
October 31, 2014	$50,646	October 31, 2034

The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of October 31, 2034.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended October 31, 2014 is as follows:

Income tax provision (benefit) at the federal statutory rate of 35%	$184,375
State income tax (benefit), net of of federal benefit	15,119

Total tax expense	$199,494

At October 31, 2014, the tax cost of investments, gross unrealized appreciation and depreciation of investments for federal income tax purposes of the Direxion Zacks MLP High Income Shares were as follows:

Tax cost of investments	$54,756,267
Gross unrealized appreciation	—
Gross unrealized depreciation	(599,925)

Net unrealized appreciation/(depreciation)	$(599,925)

4.	CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” A creation unit consists of 50,000 shares. Creation units of the Benchmark Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

DIREXION ANNUAL REPORT	57

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Transaction fees received by each Fund are reflected in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.	INVESTMENT TRANSACTIONS

The table below displays each Fund’s investment transactions during the period ended October 31, 2014. Purchases represent the aggregate purchases of investments excluding cost of in-kind purchases, short-term investment purchases and swaps contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments and swap contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion All Cap Insider Sentiment Shares	$202,949,349	$188,827,073	$80,677,283	$75,395,230
Direxion iBillionaire Index ETF[1]	17,579,032	4,729,499	29,115,698	7,619,042
Direxion NASDAQ-100® Equal Weighted Index Shares	47,887,899	20,526,027	14,110,683	20,079,024
Direxion S&P 500® Volatility Response Shares	40,721,630	31,646,474	—	—
Direxion Zacks MLP High Income Shares[2]	33,553,250	23,841,687	45,351,589	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—
Direxion Daily Total Market Bear 1X Shares	—	—	—	—

[1]	Represents the period from August 1, 2014 (commencement of operations) to October 31, 2014.

[2]	Represents the period from January 23, 2014 (commencement of operations) to October 31, 2014.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2014.

6.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser at an annual rate of 0.45% (0.30% for the Direxion NASDAQ-100® Equal Weighted Index Shares and 0.60% for the Direxion Zacks MLP High Income Shares) at an annual rate based on its average daily net assets.

The Adviser has agreed to waive 0.10% of its fees based on average daily net assets at least until September 1, 2016 for the Direxion S&P 500® Volatility Response Shares.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds’ operating expenses to the extent that they exceed 0.35% for the Direxion NASDAQ-100® Equal Weighted Index Shares, 0.45% for the Direxion S&P 500® Volatility Response Shares and 0.65% for the Direxion All Cap Insider Sentiment Shares, Direxion Daily Total Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion iBillionaire Index ETF and Direxion Zacks MLP High Income Shares of average daily net assets at least until September 1, 2016. Any expense waiver is subject to reimbursement by the Funds, as applicable, within the following three years if overall expenses fall below these percentage limitations.

58	DIREXION ANNUAL REPORT

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupment by the Adviser.

	Expenses Recouped	Expenses Reimbursed	Potential Recoupment Amounts Expiring:			Total Potential Recoupment Amount
Funds			October 31, 2015	October 31, 2016	October 31, 2017
Direxion All Cap Insider Sentiment Shares	$—	$59,039	$72,176	$52,022	$59,039	$183,237
Direxion iBillionaire Index ETF	—	37,316	—	—	37,316	37,316
Direxion NASDAQ-100® Equal Weighted Index Shares	—	69,093	60,646	54,528	69,093	184,267
Direxion S&P 500® Volatility Response Shares	—	75,991	139,868	57,589	75,991	273,448
Direxion Zacks MLP High Income Shares	—	117,292	—	—	117,292	117,292
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	52,505	61,976	61,281	52,505	175,762
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	47,464	53,381	52,376	47,464	153,221
Direxion Daily Total Bond Market Bear 1X Shares	—	56,138	55,348	63,412	56,138	174,898
Direxion Daily Total Market Bear 1X Shares	—	83,335	98,895	89,859	83,335	272,089

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees are currently being charged by any Fund, and there are currently no plans to impose these fees.

7.	FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments at October 31, 2014:

	Direxion All Cap Insider Sentiment Shares				Direxion iBillionaire Index ETF
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$29,963,339	$—	$—	$29,963,339	$34,239,215	$—	$—	$34,239,215
Short-Term Investments	—	—	—	—	54,976	—	—	54,976

DIREXION ANNUAL REPORT	59

	Direxion NASDAQ-100® Equal Weighted Index Shares				Direxion S&P 500® Volatility Response Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$33,696,955	$—	$—	$33,696,955	$16,327,892	$—	$—	$16,327,892
Short-Term Investments	—	—	—	—	9,430,945	—	—	9,430,945

	Direxion Zacks MLP High Income Shares				Direxion Daily 7-10 Year Treasury Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Master Limited Partnerships*	$53,976,935	$—	$—	$53,976,935	$—	$—	$—	$—
Short-Term Investments	179,407	—	—	179,407	252,632	—	—	252,632
Other Financial Instruments**	—	—	—	—	—	(61,437)	—	(61,437)

	Direxion Daily 20+ Year Treasury Bear 1X Shares				Direxion Daily Total Bond Market Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short-Term Investments	$2,248,491	$—	$—	$2,248,491	$840,365	$—	$—	$840,365
Other Financial Instruments**	—	(553,748)	—	(553,748)	—	(98,246)	—	(98,246)

	Direxion Daily Total Market Bear 1X Shares
	Level 1	Level 2	Level 3	Total
Short-Term Investments	$420,321	$—	$—	$420,321
Other Financial Instruments**	—	(90,131)	—	(90,131)

*	For further detail on each asset class, see the Schedules of Investments.
**	Other financial instruments include swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the period ended October 31, 2014. There were no Level 3 securities held by the Funds during the period ended October 31, 2014. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period.

8.	VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2014, the Funds were invested in swap contracts. At October 31, 2014, the fair values of derivative instruments, by primary risk, were as follows:

	Liability Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily 7-10 Year Treasury Bear 1X Shares	$—	$61,437	$61,437
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	553,748	553,748
Direxion Daily Total Bond Market Bear 1X Shares	—	98,246	98,246
Direxion Daily Total Market Bear 1X Shares	90,131	—	90,131

[1]	Statements of Assets and Liabilities location: Unrealized depreciation on swaps.

60	DIREXION ANNUAL REPORT

Transactions in derivative instruments during the year ended October 31, 2014, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily 7-10 Year Treasury Bear 1X Shares	Swap Contracts	$—	$(6,975)	$—	$(80,398)
Direxion Daily 20+ Year Treasury Bear 1X Shares	Swap Contracts	—	(325,652)	—	(948,078)
Direxion Daily Total Bond Market Bear 1X Shares	Swap Contracts	—	(569,677)	—	(2,807)
Direxion Daily Total Market Bear 1X Shares	Swap Contracts	(199,688)	—	(25,584)	—

[1]	Statements of Operations location: Net realized gain (loss) on swaps.
[2]	Statements of Operations location: Change in net unrealized appreciation (depreciation) on swaps.

For the year ended October 31, 2014, the volume of the derivatives held by the Funds was as follows:

Quarterly Average Gross Notional Amounts
Short Equity Swap Contracts

Direxion Daily 7-10 Year Treasury Bear 1X Shares	$1,648,016
Direxion Daily 20+ Year Treasury Bear 1X Shares	8,740,845
Direxion Daily Total Bond Market Bear 1X Shares	8,642,073
Direxion Daily Total Market Bear 1X Shares	1,232,997

The Bear Funds utilize this volume of derivatives in order to meet the investment objectives of -100% daily performance of their respective index.

9.	PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds’ prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds’ counterparties are generally required to post collateral to the Funds to the extent of the Funds’ daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Correlation Risk – A number of factors may affect certain Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds’ ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

DIREXION ANNUAL REPORT	61

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

10.	SUBSEQUENT EVENTS

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

On December 10, 2014, the Funds declared capital gain dividend distributions with an ex-date of December 11, 2014 and a payable date of December 18, 2014 . Additionally, on December 10, 2014, the Funds declared income dividends and a return of capital distribution with an ex-date of December 23, 2014 and payable date of December 31, 2014. The income, return of capital and capital gain dividend distribution per share for each Fund was as follows.

Funds	Per Share Income Distribution	Per Share Short Term Capital Gain Distribution	Per Share Return of Capital Distribution
Direxion All Cap Insider Sentiment Shares	$0.11423	$—	$—
Direxion iBillionaire Index ETF	0.04576	0.01843	—
Direxion NASDAQ-100® Equal Weighted Index Shares	0.22351	—	—
Direxion S&P 500® Volatility Response Shares	0.24016	1.04596	—
Direxion Zacks MLP High Income Shares	—	—	0.76
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—
Direxion Daily Total Market Bear 1X Shares	—	—	—

The Trust has evaluated subsequent events through the issuance of the Funds’ financial statements and has determined, other than the disclosures stated, there are no other events that impacted the Funds’ financial statements.

62	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and

Shareholders of Direxion Shares ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion All Cap Insider Sentiment Shares, Direxion iBillionaire Index ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion S&P 500® Volatility Response Shares (formerly Direxion S&P 500® DRRC Index Volatility Response Shares), Direxion Zacks MLP High Income Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, and Direxion Daily Total Market Bear 1X Shares, (certain of the portfolios constituting the Direxion Shares ETF Trust (the Trust) and collectively referred to as the Funds), as of October 31, 2014, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at October 31, 2014, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2014

DIREXION ANNUAL REPORT	63

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualified interest income rate (“QII”), and the qualified short-term gain rate (“QSTG”) is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion All Cap Insider Sentiment Shares	56.01%	56.01%	0.00%	0.00%
Direxion iBillionaire Index ETF	100.00%	100.00%	0.00%	0.00%
Direxion NASDAQ-100® Equal Weighted Index Shares	100.00%	100.00%	0.00%	0.00%
Direxion S&P 500® Volatility Response Shares	39.70%	39.70%	0.00%	13.18%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Total Bond Market Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Total Market Bear 1X Shares	0.00%	0.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2014. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Shareholder Meeting Results

A special meeting of the Trust’s shareholders was held on September 10, 2014. The election of six Trustees to serve on the Board of Trustees of the Direxion Shares ETF Trust was the matter voted upon at the meeting. The number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes (if any) with respect to the matter, is set forth below:

Trustee	Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes
Gerald E. Shanley III	130,204,168	12,004,553	—	—
John A. Weisser	129,738,484	12,470,238	—	—
David L. Driscoll	130,162,133	12,046,589	—	—
Jacob C. Gaffey	130,366,663	11,842,059	—	—
Daniel D. O’Neill	130,437,715	11,771,007	—	—
Eric W. Falkeis	129,871,944	12,336,778	—	—

64	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 46	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty, 1999-present.	121	None.

Eric W. Falkeis(2) Age: 40	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013-April 2014; formerly, Senior Vice President, USBFS, September 2007-March 2013; Chief Financial Officer, USBFS, April 2006-March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	121	Trustee, Professionally Managed Portfolios (45 Funds).

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	121	None.

DIREXION ANNUAL REPORT	65

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	121	Director, The MainStay Funds Trust (35 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).

David L. Driscoll Age: 44	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	121	None.

Jacob C. Gaffey Age: 66	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2013; Partner, Bay Capital Advisors, LLC 2008-2012.	121	Director, Costa, Inc. (formerly A.T. Cross, Inc.).

(1)	Mr. O’Neill is affiliated with Rafferty. Mr. O’Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)	Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)

The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this report, offers for sale to the public 17 portfolios, the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 8 funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 55 of the 96 funds registered with the SEC.

66	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Principal Officers of the Trust
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 46	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	121	N/A

Eric W. Falkeis(2) Age: 40	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013-April 2014; formerly, Senior Vice President, USBFS, September 2007-March 2013; Chief Financial Officer, USBFS, April 2006-March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	121	Trustee, Professionally Managed Portfolios (45 Funds).

Brian Jacobs Age: 54	President	One Year; Since 2014	President, since April 2014, Rafferty Asset Management, LLC; formerly, Managing Partner, Jacobs Strategic Consulting (2012-2014); formerly, Chief Executive Officer, Hatteras Funds (2010-2012); formerly, Chief Distribution Officer, Baron Capital (2009); formerly, Managing Director, Allianz Global Investors (2000-2008).	N/A	Formerly, Board Member, Wheelhouse Analytics; formerly, Board Member, Raise Hope Foundation.

DIREXION ANNUAL REPORT	67

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Patrick J. Rudnick Age: 41	Principal Financial Officer and Assistant Secretary	One Year; Since 2010	Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006-2013); formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 38	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	General Counsel and Chief Compliance Officer, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May-August 2009; Summer Associate at Foley & Lardner, LLP May-August 2008; Vice President USBFS November 2003-August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)	Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(3)

The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this report offers for sale to the public 17 portfolios, the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 8 funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 55 of the 96 funds registered with the SEC.

68	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement

October 31, 2014

Investment Advisory Agreement Approval

Provided below is a summary of certain of the factors the Board of Trustees (“Board”) of Direxion Shares ETF Trust (“ETF Trust”) considered at its August 13, 2014 Board meeting in renewing the Advisory Agreement (“ETF Agreement”) between Rafferty Asset Management (“Rafferty”) and the ETF Trust, on behalf of each of the series listed in the table below, each a series of the ETF Trust (each a “Fund” and collectively, the “Funds”).

Direxion All Cap Insider Sentiment Shares

Direxion S&P 500® Volatility Response Shares

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion Daily Total Market Bear 1X Shares

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Direxion Daily 20+ Year Treasury Bear 1X Shares

Direxion Daily Total Bond Market Bear 1X Shares

Direxion Zacks MLP High Income Shares

Direxion iBillionaire Index ETF

The Funds with Bear 1X in their name are referred to as the “Bear 1X Funds.”

The Board did not identify any particular information that was most relevant to its consideration to approve the ETF Agreement and each Trustee may have afforded different weight to the various factors. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 6, 2014, to consider these specific contract renewals. In considering whether to renew the ETF Agreement, the Board considered the best interests of each Fund separately.

In each instance, the Board considered, among others, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance information regarding each operational Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee rate schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty with any other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty from its relationship with the Funds.

Nature, Extent and Quality of Services Provided.    The Board reviewed the nature, extent and quality of the services provided or to be provided under the ETF Agreement by Rafferty. The Board noted that Rafferty has provided services to the ETF Trust since its inception and has developed an expertise in managing the Funds. The Board noted that to maintain exposure consistent with the Bear 1X Funds’ investment objectives, the Bear 1X Funds needed to be rebalanced each day, which is not typical for most traditional ETFs or index funds. The Board also noted that Rafferty trades efficiently, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its contractual fee waivers and/or expense reimbursement obligations, if any. The Board also considered that reports from the Chief Compliance Officer have been provided to the Board at its regularly scheduled quarterly Board meetings, and the Board expects to continue receiving such reports. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers.

Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreement were fair and reasonable.

Performance of the Funds.    The Board considered quarterly reports throughout the year related to the performance of the operational Funds. In addition, the Board evaluated the performance of the operational Funds relative to: (1) performance models for the year-to-date and since-inception periods ended June 30, 2014; and (2) market indices for the year-to-date and since-inception periods ended June 30, 2014. The Board considered Rafferty’s explanation that the Bear 1X Funds’ performance is more appropriately compared to the models, rather than to the market indices. The

DIREXION ANNUAL REPORT	69

Board also considered that Rafferty had discussed that it determined only to include leveraged funds in the peer group comparisons provided by Lipper and Morningstar, and noted that since the leveraged product space is small, and RAM generally finds it difficult to effectively categorize the Bear 1X Funds into a peer group of comparable funds, exchange-traded notes were also included.

The Board noted Rafferty’s explanation that the performance of a Bear 1X Fund and its model typically will differ materially from the performance of a Bear 1X Fund’s benchmark index because the benchmark index’s performance does not reflect the effects of a leveraged investment strategy or the compounding impact of a Bear 1X Fund’s daily performance. In addition, the Board noted Rafferty’s representation that the underperforming Funds generally underperformed their models due to a combination of factors (as discussed below, collectively, the “Factors”), most notably that: (1) a Fund’s performance will be adversely affected by fund expenses and cash flows into and out of such Fund, which are not factors that impact the performance of such Funds’ models and benchmark indices; and (2) for Bear 1X Funds, there are tracking differences between the swap contracts or other investment companies held by certain of the Bear 1X Funds and the securities included in their benchmark indices.

The Board considered that Funds underperformed their models for the year-to-date period ended June 30, 2014. The Board noted Rafferty’s representation that each Fund underperformed its model primarily due to the previously discussed Factors. The Board concluded that each Fund’s underperformance was within a reasonable range in light of such Factors.

Costs of Services Provided to the Funds and Profits Realized.    The Board considered the overall fees paid to Rafferty on an annual basis since each Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered advisory fee rates charged by, and total expense ratios of, comparable fund groups. In this regard, management advised the Board that the advisory fee rates for each of the Funds are similar to or, in some cases, lower than the advisory fee rates for the comparable fund groups. The Board noted that Rafferty agreed to limit the total expenses for the Funds through contractual fee waivers and/or expense reimbursements. The Board also considered the overall profitability of Rafferty’s investment business, and the profitability realized by Rafferty on a Fund-by-Fund basis, and Rafferty’s explanation that the profitability of investment management firms may be impacted by many factors, including the nature of a fund’s shareholder base, the types of funds managed, a firm’s business mix and the fact that the operating profits and net income of publicly-traded firms are generally reported net of distribution and marketing expenses. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the ETF Agreement were fair and reasonable.

Economies of Scale.    The Board considered whether economies of scale will be realized by Rafferty as a Fund grows larger, and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted that Rafferty instituted breakpoints through an advisory fee contractual waiver for certain Funds. The Board further noted Rafferty’s representation that, as each Fund achieves sufficient asset levels and reaches economies of scale, these breakpoints will result in a lower advisory fee rate and benefit shareholders. In addition, the Board considered Rafferty’s representation that it was continuing to work on its sales and marketing efforts to raise additional assets in the Funds.

Other Benefits.    The Board considered whether any indirect or “fall-out” benefits that Rafferty, or its affiliates, may derive from their relationship with the Funds. Such benefits may include Rafferty’s ability to leverage its investment personnel or infrastructure to manage other accounts. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, such benefits were fair and reasonable.

Conclusion.    Based on, but not limited to, the above considerations and determinations, the Board determined that the ETF Agreement for the Funds was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the ETF Agreement.

70	DIREXION ANNUAL REPORT

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1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, New York 10019

www.direxioninvestments.com

Investment Advisor

Rafferty Asset Management, LLC

1301 Avenue of Americas (6th Ave.),

35th Floor

New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, New York 10036

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 01401

www.foreside.com

You may obtain a description of the Direxion Shares ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-866-476-7523 or by accessing the SEC’s website at www.SEC.Gov. Such reports maybe reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Each Funds’ premium/discount information is available free of charge on the Funds’ website, www.direxioninvestments.com or by calling 1-866-476-7523.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-866-476-7523, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

74	DIREXION ANNUAL REPORT

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

—	Account applications or other forms on which you provide information,

—	Mail, e-mail, the telephone and our website, and

—	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

—	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

—	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2014

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, New York 10019 www.direxioninvestments.com

2X BULL FUNDS

DOMESTIC EQUITY INDEX FUNDS

Direxion Daily Mid Cap Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Small Cap Bull 2X Shares

FIXED INCOME FUNDS

Direxion Daily 7-10 Year Treasury Bull 2X Shares

3X BULL FUNDS	3X BEAR FUNDS

DOMESTIC EQUITY INDEX FUNDS

Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares

FIXED INCOME FUNDS

Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

INTERNATIONAL FUNDS

Direxion Daily Brazil Bull 3X Shares
Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares
Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily India Bull 3X Shares
Direxion Daily Japan Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily South Korea Bull 3X Shares

SECTOR FUNDS

Direxion Daily Basic Materials Bull 3X Shares
Direxion Daily Gold Miners Bull 3X Shares	Direxion Daily Gold Miners Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares

SPECIALTY FUNDS

Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the “ETFs”) covers the period from November 1, 2013 to October 31, 2014, (the “Annual Period”).

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 200/300% or -300% of the performance of a particular benchmark.

The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word “Bull” in their name attempt to provide investment results that correlate to 200/300% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Funds with the word “Bear” in their name attempt to provide investment results that correlate to -300% of the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

In seeking to achieve each ETFs daily investment results, Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF’s investment in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF’s objective. As a consequence, if an ETF is performing as designed, the return of the index or benchmark will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments so it generates economic exposure consistent with the ETF’s investment objective. These financial instruments include derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the ETFs and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if the ETFs have met their daily investment goals, Direxion maintains models which indicate the expected performance of each ETF in light of the path of the relevant benchmark (the “Index”). The models and a description of how they work are available on the Direxion Shares website (www.direxioninvestments.com) under Tools/Tracking Center. The models do not take into account the size of an ETF, the ETF’s expense ratio or any transaction or trading fees associated with creating or maintaining an ETF’s portfolio.

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Factors Affecting Direxion Shares Performance:

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Benchmark Performance – The daily performance of each ETF’s benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

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Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 200/300% (for the Bull ETFs) or -300% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies an ETF’s gains or losses and increases the investment’s risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

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Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily returns of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF’s daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF’s performance while trending, low volatility markets enhance an ETF’s performance.

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Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus a spread and a Bear ETF receives LIBOR minus a spread as applied to the borrowed portion of the ETF’s exposure. Because LIBOR is very low, financing costs create only a small drag on a Bull ETF’s performance while a Bear ETF receives a negligible amount, or in the case of hard-to-borrow shares, might pay to finance its short position.

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Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying index in the short-term.

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Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury’s semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

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Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF’s prospectus and may be larger than many traditional index ETFs’ fees which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF’s use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily S&P 500® Bull 2X Shares seek to provide 200% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor’s® selects the 500 stocks comprising the Index on the basis of market values and industry diversification. Most of the stocks in the Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. The companies included in the index have an average market capitalization of more than $37.74 billion dollars and a median market capitalization of $17.25 billion dollars as of September 30, 2014. Since inception on May 28, 2014, the S&P 500® Index returned 6.41%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 2X Shares returned 11.92% for the aforementioned period. The model indicated an expected return of 12.62% for the Direxion Daily S&P 500® Bull 2X Shares.

DIREXION ANNUAL REPORT	5

The Direxion Daily S&P 500® Bull 3X Shares and the Direxion Daily S&P 500® 3X Shares seek to provide 300% and -300% of the daily return of the S&P 500® Index, respectively. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor’s® selects the 500 stocks comprising the Index on the basis of market values and industry diversification. Most of the stocks in the Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. The companies included in the index have an average market capitalization of more than $37.74 billion dollars and a median market capitalization of $17.25 billion dollars as of September 30, 2014. For the Annual Period, the S&P 500® Index returned 17.27%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3X Shares returned 51.53% and Direxion Daily S&P 500® Bear 3X Shares returned -43.25%. The model indicated an expected return of 55.43% for the Direxion Daily S&P 500® Bull 3X Shares and an expected return of -42.36% for the Direxion Daily S&P 500® Bear 3X Shares.

The Direxion Daily Mid Cap Bull 2X Shares seek to provide 200% of the daily return of the S&P Mid Cap 400® Index. The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a capitalization-weighted index composed of 400 domestic common stocks. Standard & Poor’s® selects the 400 stocks comprising the Index on the basis of market values and industry diversification. The Index represents approximately 7% of the U.S. equities market. The companies included in the index have an average market capitalization of more than $4 billion dollars and a median market capitalization of $3.58 billion dollars as of September 30, 2014. Since inception on July 29, 2014, the S&P Mid Cap 400® Index returned 1.49%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Mid Cap Bull 2X Shares returned 2.10% for the aforementioned period. The model indicated an expected return of 2.45% for the Direxion Daily Mid Cap Bull 2X Shares.

The Direxion Daily Mid Cap Bull 3X Shares and the Direxion Daily Mid Cap Bear 3X Shares seek to provide 300% and -300% of the daily return of the S&P Mid Cap 400® Index, respectively. The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a capitalization-weighted index composed of 400 domestic common stocks. Standard & Poor’s® selects the 400 stocks comprising the Index on the basis of market values and industry diversification. The Index represents approximately 7% of the U.S. equities market. The companies included in the index have an average market capitalization of more than $4 billion dollars and a median market capitalization of $3.58 billion dollars as of September 30, 2014. For the Annual Period, the S&P Mid Cap 400® Index returned 11.65%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Mid Cap Bull 3X Shares returned 29.26% and the Direxion Daily Mid Cap Bear 3X Shares returned -35.97%. The model indicated an expected return of 32.38% for the Direxion Daily Mid Cap Bull 3X Shares and an expected return of -34.89% for the Direxion Daily Mid Cap Bear 3X Shares.

The Direxion Daily Small Cap Bull 2X Shares 200% of the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2,000 companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The companies included in the index have an average market capitalization of more than $980.86 million dollars and a median market capitalization of $690.19 million dollars as of September 30, 2014. Since inception on July 29, 2014, the Russell 2000® Index returned 3.34%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 2X Shares returned 5.76% for the aforementioned period. The model indicated an expected return of 5.97% for the Direxion Daily Small Cap Bull 2X Shares.

The Direxion Daily Small Cap Bull 3X Shares and the Direxion Daily Small Cap Bear 3X Shares seek to provide 300% and -300% of the daily return of the Russell 2000® Index, respectively. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2,000 companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The companies

6	DIREXION ANNUAL REPORT

included in the index have an average market capitalization of more than $980.86 million dollars and a median market capitalization of $690.19 million dollars as of September 30, 2014. For the Annual Period, the Russell 2000® Index returned 8.06%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3X Shares returned 15.30% and the Direxion Daily Small Cap Bear 3X Shares returned -34.72%. The model indicated an expected return of 16.89% for the Direxion Daily Small Cap Bull 3X Shares and an expected return of -31.94% for the Direxion Daily Small Cap Bear 3X Shares.

The Direxion Daily Developed Markets Bull 3X Shares and the Direxion Daily Developed Markets Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI EAFE® Index, respectively. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Index consisted of 30 developed market country indices. The companies included in the index have an average market capitalization of more than $19.59 billion dollars and a median market capitalization of $8.93 billion dollars as of September 30, 2014. For the Annual Period, the MSCI EAFE® Index (Net) returned -0.60%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Developed Markets Bull 3X Shares returned -5.73% and the Direxion Daily Developed Markets Bear 3X Shares returned -10.60%. The model indicated an expected return of -3.43% for the Direxion Daily Developed Markets Bull 3X Shares and an expected return of -9.24% for the Direxion Daily Developed Markets Bear 3X Shares.

The Direxion Daily Emerging Markets Bull 3X Shares and the Direxion Daily Emerging Markets Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI Emerging Markets IndexSM, respectively. The MSCI Emerging Markets IndexSM is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of September 30, 2014 the Index consisted of the following emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, Quatar, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. For the Annual Period, the MSCI Emerging Market IndexSM (Net) returned 0.64%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets Bull 3X Shares returned -7.20% and the Direxion Daily Emerging Markets Bear 3X Shares returned -19.09%. The model indicated an expected return of -4.95% for the Direxion Daily Emerging Markets Bull 3X Shares and an expected return of -16.83% for the Direxion Daily Emerging Markets Bear 3X Shares.

The Direxion Daily FTSE Europe Bull 3X Shares seek to provide 300% of the daily return of the FTSE Developed Europe Index. The FTSE Developed Europe Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of the large- and mid-cap segments of the developed markets in Europe. As of September 30, 2014, the Index consisted of the following 17 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. As of September 30, 2014, the Index has an average market capitalization of $23.40 billion and a median market capitalization of $10.26 billion and included companies with capitalizations between $1.10 million and $2.55 billion. Since inception on January 22, 2014, the FTSE Developed Europe Index returned -4.82%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE Europe Bull 3X Shares returned -19.35% for the aforementioned period. The model indicated an expected return of -17.93% for the Direxion Daily FTSE Europe Bull 3X Shares.

The Direxion Daily Latin America Bull 3X Shares seek to provide 300% of the daily return of the S&P® Latin America 40 Index. The S&P® Latin America 40 Index is an equity index drawn from four major Latin American markets: Brazil, Mexico, Chile, and Peru. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The index constituents are leading, large, liquid, blue chip companies from the Latin American markets, and capturing 70% of their total market capitalization. The index constituents are leading, large, liquid companies from the Latin American markets with an average market capitalization of $25.55 billion and a median market capitalization of $15.69 billion as of September 30, 2014. For the Annual Period, the S&P® Latin America 40 Index returned -4.75%.

DIREXION ANNUAL REPORT	7

Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Latin America Bull 3X Shares returned -28.91%. The model indicated an expected return of -27.24% for the Direxion Daily Latin America Bull 3X Shares.

The Direxion Daily Brazil Bull 3X Shares seek to provide 300% of the daily return of the MSCI Brazil 25/50 Index, respectively. The Direxion Daily Brazil Bear 3X Shares were closed on September 29, 2014. The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazil equity market, covering approximately 85% of the free float-adjusted market capitalization in Brazil. The companies included in the index have an average market capitalization of more than $14.45 billion dollars and a median market capitalization of $4.92 billion dollars as of September 30, 2014. Additionally, as of September 30, 2014, the Index is concentrated in the financial sector, but this concentration may change in the future based on the Index’s methodology and the varying nature of Brazil’s economy. For the Annual Period, the MSCI Brazil 25/50 Index returned -9.89%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Brazil Bull 3X Shares returned -46.89%. The model indicated an expected return of -45.31% for the Direxion Daily Brazil Bull 3X Shares.

From November 1, 2013 through December 11, 2013 The Direxion Daily China Bull 3X Shares and the Direxion Daily China Bear 3X Shares sought to provide 300% and -300% of the daily return of the Bank of New York Mellon China Select ADR Index®, respectively. The BNY Mellon China Select ADR Index® is a free float-adjusted modified capitalization weighted index designed by BNY Mellon that tracks the performance of depositary receipts in ADR form that are listed for trading on the NYSE, NYSE Amex and Nasdaq Stock Market (“NASDAQ”) of companies from China which meet certain criteria. For the stated period, the Bank of New York Mellon China Select ADR Index® returned 0.96%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily China Bull 3X Shares returned 0.99% and the Direxion Daily China Bear 3X Shares returned -6.48%. The model indicated an expected return of 1.28% for the Direxion Daily China Bull 3X Shares and an expected return of -5.78% for the Direxion Daily China Bear 3X Shares.

From December 12, 2013 through September 21, 2014 The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares sought to provide 300% and -300% of the daily return of the FTSE China 25 Index. The FTSE China 25 Index consisted of the 25 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange (“SEHK”). For the stated period, the FTSE China 25 Index returned 5.46%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE China Bull 3X Shares returned 5.90% and the Direxion Daily FTSE China Bear 3X Shares returned -29.37%. The model indicated an expected return of 7.97% for the Direxion Daily FTSE China Bull 3X Shares and an expected return of -27.68% for the Direxion Daily FTSE China Bear 3X Shares.

From September 22, 2014 through October 31, 2014 The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares sought to provide 300% and -300% of the daily return of the FTSE China 50 Index. The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange (“SEHK”). As of September 30, 2014, the index is concentrated in the financial, energy, technology and telecommunications sectors, but this concentration may change in the future based on the Index’s methodology and the varying nature of China’s economy. The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares will concentrate its investment in a particular industry or group of industries to approximately the same extend as the Index is so concentrated. For the stated period, the FTSE China 50 Index returned -1.31%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE China Bull 3X Shares returned -1.43% and the Direxion Daily FTSE China Bear 3X Shares returned -4.00%. The model indicated an expected return of -1.06% for the Direxion Daily FTSE China Bull 3X Shares and an expected return of -3.65% for the Direxion Daily FTSE China Bear 3X Shares.

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The Direxion Daily India Bull 3X Shares seeks to provide 300% of the daily return of the Indus India Index. The Indus India Index, which is designed to replicate the Indian equity markets as a whole, through a group of 50 Indian stocks selected from a universe of the largest companies listed on two major Indian exchanges. The Index utilizes a proprietary measure called IndusCap, which takes into account restrictions on foreign ownership of Indian securities imposed by Indian regulators; and has thus been created specifically for use by funds managed on behalf of foreign investors (i.e. investors outside of India). The India Index has 50 constituents, spread among the following sectors: Information Technology, Health Services, Financial Services, Heavy Industry, Consumer Products and Other. The India Index is supervised by an index committee, comprised of representatives of the Index Provider and members of academia specializing in emerging markets. For the Annual Period, the Indus India Index returned 31.28%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily India Bull 3X Shares returned 90.24%. The model indicated an expected return of 93.84% for the Direxion Daily India Bull 3X Shares.

The Direxion Daily Japan Bull 3X Shares seek to provide 300% of the MSCI Japan Index, respectively. The Direxion Daily Japan Bear 3X Shares closed on September 29, 2014. The MSCI Japan Index is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. The MSCI Japan Index takes into account both price performance and income from dividend payments. For the Annual Period, the MSCI Japan Index returned -0.70%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Japan Bull 3X Shares returned -0.87%. The model indicated an expected return of 1.64% for the Direxion Daily Japan Bull 3X Shares.

The Direxion Daily Russia Bull 3X Shares and the Direxion Daily Russia Bear 3X Shares seek to provide 300% and -300% of the daily return of the Market Vectors Russia Index, respectively. The Market Vectors Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publicly-traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. In exceptional cases, companies with less than 50% of their revenues derived from Russia may be eligible for inclusion in the index. Components of the index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Index. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the index and issuers of such stocks must have traded at least 250,000 shares each month over the previous six months. For the Annual Period, the Market Vectors Russia Index returned -22.62%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 3X Shares returned -64.84% and the Direxion Daily Russia Bear 3X Shares returned 21.99%. The model indicated an expected return of -64.21% for the Direxion Daily Russia Bull 3X Shares and an expected return of 29.96% for the Direxion Daily Russia Bear 3X Shares. Deviation of the Direxion Daily Russia Bear 3X Shares from the model is due to the financing and commission costs, as well compounding.

The Direxion Daily South Korea Bull 3X Shares seek to provide 300% of the MSCI Korea 25/50 Index, respectively. The Direxion Daily South Korea Bear 3x Shares closed on September 29, 2014. The MSCI Korea 25/50 Index is designed to measure the performance of the large and mid cap segments of the South Korea equity market, covering approximately 85% of the free float-adjusted market capitalization in South Korea. The companies included in the index have an average market capitalization of more than $8.98 billion dollars and a median market capitalization of $4.79 billion dollars as of September 30, 2014. Additionally, as of September 30, 2014, the Index is concentrated in the information technology sector, but this concentration may change in the future based on the Index’s methodology and the varying nature of South Korea’s economy. For the Annual Period, the MSCI Korea 25/50 Index returned -6.35%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily South Korea Bull 3X Shares returned -27.06% during the Annual Period. The model indicated an expected return of -24.93% for the Direxion Daily South Korea Bull 3X Shares.

DIREXION ANNUAL REPORT	9

The Direxion Daily Basic Materials Bull 3X Shares seeks to provide 300% of the daily return of the Materials Select Sector Index. The Materials Select Sector Index includes companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the Standard & Poor’s 500® Index (“S&P 500®”). Nine Select Sector Indexes, including the Materials Select Sector Index, divide the companies that make up the S&P 500® Index. For the Annual Period, the Materials Select Sector Index returned 13.01%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Basic Materials Bull 3X Shares returned 33.51%. The model indicated an expected return of 37.03% for the Direxion Daily Basic Materials Bull 3X Shares.

The Direxion Daily Energy Bull 3X Shares and the Direxion Daily Energy Bear 3X Shares seek to provide 300% and -300% of the daily return of the Energy Select Sector Index, respectively. The Energy Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the S&P 500® Index. Nine Select Sector Indexes, including the Energy Select Sector Index, divide the companies that make up the S&P 500® Index. For the Annual Period, the Energy Select Sector Index returned 1.28%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 3X Shares returned 1.17% and the Direxion Daily Energy Bear 3X Shares returned -22.29%. The model indicated an expected return of 3.52% for the Direxion Daily Energy Bull 3X Shares and an expected return of -20.93% for the Direxion Daily Energy Bear 3X Shares.

The Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares seek to provide 300% and -300% of the daily return of the Russell 1000® Financial Services Index, respectively. The Russell 1000® Financial Services Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large cap U.S. equity market. As of September 30, 2014, the Index had an average market capitalization of over $17.67 billion dollars and a median market capitalization of $65.01 billion dollars. For the Annual Period, the Russell 1000® Financial Services Index returned 17.24%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3X Shares returned 50.41% and the Direxion Daily Financial Bear 3X Shares returned -44.67%. The model indicated an expected return of 54.09% for the Direxion Daily Financial Bull 3X Shares and an expected return of -43.22% for the Direxion Daily Financial Bear 3X Shares.

The Direxion Daily Gold Miners Bull 3X Shares and the Direxion Daily Gold Miners Bear 3X Shares seek to provide 300% and -300% of the daily return of the NYSE Arca Gold Miners Index, respectively. The NYSE Arca Gold Miners Index is comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver. The companies included in the index have an average market capitalization of more than $3.58 billion dollars and a median market capitalization of $1.5 billion dollars as of September 30, 2014. For the Annual Period, the NYSE Arca Gold Miners Index returned -30.27%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Bull 3X Shares returned -77.14% and the Direxion Daily Gold Miners Bear 3X Shares returned 51.28%. The model indicated an expected return of -76.53% for the Direxion Daily Gold Miners Bull 3X Shares and an expected return of 54.49% for the Direxion Daily Gold Miners Bear 3X Shares.

The Direxion Daily Junior Gold Miners Index Bull 3X Shares and the Direxion Daily Junior Gold Miners Index Bear 3X Shares seek to provide 300% and -300% of the daily return of the Market VectorsTM Junior Gold Miners Index, respectively. The Market VectorsTM Junior Gold Miners index is a cap-weighted total return Index. It covers the largest & most liquid small-cap companies that derive 50%+ from Gold or Silver mining or have properties to do so. Companies must have $1m ADTV, $250k shares/month and $150+ m market cap. The cap weight is limited to a maximum of 8% per company; the index is reviewed quarterly. As of September 30, 2014 the Average Market Cap of the index was

10	DIREXION ANNUAL REPORT

$346.07 million and the Median Market Cap was $293.76 million. For the Annual Period, the Market VectorsTM Junior Gold Miners Index returned -33.87%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 3X Shares returned -87.25% and the Direxion Daily Junior Gold Miners Index Bear 3X Shares returned -18.94%. The model indicated an expected return of -86.86% for the Direxion Daily Junior Gold Miners Index Bull 3X Shares and an expected return of -15.87% for the Direxion Daily Junior Gold Miners Index Bear 3X Shares.

The Direxion Daily Healthcare Bull 3X Shares seeks to provide 300% of the daily return of the Health Care Select Sector Index. The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care providers & services; health care equipment & supplies; biotechnology; life sciences tools & services; and health care technology. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the Standard & Poor’s 500® Index (“S&P 500®”). Nine Select Sector Indexes, including the Health Care Select Sector Index, divide the companies that make up the S&P 500® Index. For the Annual Period, the Health Care Select Sector Index returned 29.79%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Healthcare Bull 3X Shares returned 100.25%. The model indicated an expected return of 106.67% for the Direxion Daily Healthcare Bull 3X Shares. Deviation of the Direxion Daily Healthcare Bull 3X Shares from the model is due to compounding.

The Direxion Daily Natural Gas Related Bull 3X Shares seek to provide 300% of the daily return of the ISE-Revere Natural Gas IndexTM, respectively. The Direxion Natural Gas Bear 3X Shares closed on September 29, 2014. The ISE-Revere Natural Gas IndexTM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The securities selected for the index derive a substantial portion of their revenues from the exploration and production of natural gas. Eligible candidates are also screened by stock performance variables (such as P/E and ROE) as well as statistical factors. This is done to optimize the performance of the index and to ensure that the index has significant correlation to the price of natural gas. The Index uses an equal-weighted methodology due to the diversity in market capitalization size among the component stocks. For this Annual Period, the ISE-Revere Natural Gas IndexTM returned -22.73%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Natural Gas Related Bull 3X Shares returned -63.07%. The model indicated an expected return of -62.53% for the Direxion Daily Natural Gas Related Bull 3X Shares.

The Direxion Daily Real Estate Bull 3X Shares and the Direxion Daily Real Estate Bear 3X Shares seek to provide 300% and -300% of the daily return of the MSCI U.S. REIT IndexSM, respectively. The Real Estate Index is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT IndexSM includes only REIT securities that are of reasonable size in terms of full and free float adjusted market capitalization to ensure that the performance of the Equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes. For the Annual Period, the MSCI U.S. REIT IndexSM returned 19.19%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Real Estate Bull 3X Shares returned 58.92% and the Direxion Daily Real Estate Bear 3X Shares returned -47.20%. The model indicated an expected return of 62.75% for the Direxion Daily Real Estate Bull 3X Shares and an expected return of -45.42% for the Direxion Daily Real Estate Bear 3X Shares.

The Direxion Daily Retail Bull 3X Shares seeks to provide 300% of the daily return of the Russell 1000® Retail Index. The Russell 1000® Retail Index is an index comprised of companies that sell to consumers those discretionary products supplied by manufacturers. These companies include specialty retailers as well as diversified retailers such as department stores, discount stores, and superstores. The Retail Index does not include retailers selling consumer staples, such as supermarkets, drugstores, and liquor stores. For the Annual Period, the Russell 1000® Retail Index returned 5.97%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Retail Bull 3X Shares returned 10.80%. The model indicated an expected return of 13.01% for the Direxion Daily Retail Bull 3X Shares.

DIREXION ANNUAL REPORT	11

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares seek to provide 300% and -300% of the daily return of the PHLX Semiconductor Sector Index, respectively. The Semiconductor Index measures the performance of the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. As of September 30, 2014, the Semiconductor Index included companies with a median market capitalization of $11.75 billion. The average capitalization of the companies comprising the Semiconductor Index was approximately $27.21 billion. For the Annual Period, the PHLX Semiconductor Index returned 28.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned 88.74% and the Direxion Daily Semiconductor Bear 3X Shares returned -62.16%. The model indicated an expected return of 92.04% for the Direxion Daily Semiconductor Bull 3X Shares and an expected return of -61.42% for the Direxion Daily Semiconductor Bear 3X Shares.

The Direxion Daily Technology Bull 3X Shares and the Direxion Daily Technology Bear 3X Shares seek to provide 300% and -300% of the daily return of the Technology Select Sector Index, respectively. The Technology Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductor equipment; internet software & services; IT services; electronic equipment, instruments & components; wireless telecommunication services; and office electronics. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the S&P 500® Index. Nine Select Sector Indexes, including the Technology Select Sector Index, divide the companies that make up the S&P 500® Index. For the Annual Period, the Technology Select Sector Index returned 20.60%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3X Shares returned 73.38% and the Direxion Daily Technology Bear 3X Shares returned -51.89%. The model indicated an expected return of 78.06% for the Direxion Daily Technology Bull 3X Shares and an expected return of -50.97% for the Direxion Daily Technology Bear 3X Shares.

The Direxion Daily 7-10 Year Treasury Bull 2X Shares seek to provide 200% of the NYSE 7-10 Year Treasury Bond Index. The NYSE 7-10 Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The index constituent bonds are weighted by their relative amounts outstanding. Since inception on July 29, 2014, the NYSE 7-10 Year Treasury Bond Index returned 1.77%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 2X Shares returned 3.64% for the aforementioned period. The model indicated an expected return of 3.50% for the Direxion Daily 7-10 Year Treasury Bull 2X Shares.

The Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares seek to provide 300% and -300% of the daily return of the NYSE 7-10 Year Treasury Bond Index, respectively. The NYSE 7-10 Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 7-10 Year Treasury Bond Index returned 4.21%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned 10.88% and Direxion Daily 7-10 Year Treasury Bear 3X Shares returned -16.92%. The model indicated an expected return of 12.42% for the Direxion Daily 7-10 Year Treasury Bull 3X Shares and an expected return of -12.82% for the Direxion Daily 7-10 Year Treasury Bear 3X Shares.

The Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares seek to provide 300% and -300% of the daily return of the NYSE 20 Year Plus Treasury Bond Index, respectively. The NYSE 20 Year Plus Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The NYSE 20 Year Plus Treasury Bond Index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 20 Year Plus

12	DIREXION ANNUAL REPORT

Treasury Bond Index returned 14.13%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned 42.81% and the Direxion Daily 20+ Year Treasury Bear 3X Shares returned -39.76%. The model indicated an expected return of 43.83% for the Direxion Daily 20+ Year Treasury Bull 3X Shares and an expected return of -37.04% for the Direxion Daily 20+ Year Treasury Bear 3X Shares.

Market Conditions Affecting Direxion Shares Performance:

A general review of economic conditions and market events, as well as index performance, is below for the period described.

Market Review:

The last year added to an established financial market history of volatility upswings taking place in the months of September and October. Equity markets around the world corrected during the first two weeks of October 2014, erasing gains accumulated earlier in the year. The change in market sentiment was driven mainly by growing concerns about global economic growth amid soft data out of Europe, Japan and China at a time when the US Federal Reserve was concluding an historic period of accommodative monetary policy. High-yield debt and commodities added to losses begun in late June while developed country government bonds and the US dollar provided safe havens.

Fortunately, it wasn’t too long before the equity market found firmer footing. Major stock markets regained most of their losses by the end of the Annual Period with the S&P 500 Index posting a solid 17% gain following last year’s 27% return, and the Tech-laden NASDAQ Index marking a 14-year high. Each fixed income sector gained ground during the month of October but high yield bonds only partially recovered losses established earlier in the Annual Period to end with a return near 5% (as measured by the iBoxx HY Index) and close to that of the 10-year Treasury. WTI Crude Oil and Brent Crude Oil moved significantly lower in October taking their performances in the Annual Period to -18% and -23%, respectively.

Peering ahead, most economists are forecasting slightly faster US and global economic growth in 2015 than in 2014. The US economy has proved itself to be durable the past two quarters and is expected to continue to benefit from supportive fiscal and monetary backdrops in the year ahead. Japan’s economy has contracted the past two quarters and is seen as a drag on the global economy. On October 7, the International Monetary Fund shaved its global economic growth forecast to 3.3% in 2014 and 3.8% in 2015. Translating the economic outlook to the financial markets, Wall Street research analysts are forecasting S&P 500 earnings per share growth of 10.7% in the year ahead according to Bloomberg LLP.

As a new annual period begins, short and medium term risks that could reduce confidence in the investment outlook include geopolitical risks, slowing growth in emerging market economies as they mature, the legacy of high debt burdens, unemployment and mediocre long-term growth prospects in several developed economies, and the prospect of higher interest rates at some point in the future.

Index Review:

Over the fiscal year, Rafferty managed ETFs of five different categories of indices – domestic equity, sector, specialty, international and fixed-income.

U.S. large caps outperformed other domestic cap sizes with the S&P 500 Index gaining approximately 17% versus 12% for the S&P Mid Cap 400 Index and 8% for the Russell 2000 small cap index. Over the course of the Annual Period, market sector performance varied widely. Of the specified sectors represented by Direxion, Health Care, Semiconductors, Technology, REITs and Financials posted the most impressive Annual Period returns of approximately 30%, 29%, 21%, 19% and 17%, respectively; Junior Gold Miners, Gold Miners, and Natural Gas recorded the worst returns of approximately -34%, -30% and -23%.

DIREXION ANNUAL REPORT	13

U.S. equity markets generally outperformed international ones during the Annual Period. With respect to Direxion’s international product representation, the India stock market posted the strongest results with a near 32% return while Russian stocks fared the worst at -23% during the period.

Domestic fixed income markets were surprisingly robust during the Annual Period. Heading into 2014 the consensus opinion was that interest rates would rise during the year but they instead fell. As a result, 20-year Treasuries gained 14% while 7-10 Year Treasuries gained less, at 4%.

Index Volatility:

Accommodative monetary policy and a steady economy helped keep Domestic Market Volatility at bay during most of the Annual Period. Domestic Market Volatility — measured by The Chicago Board of Options Exchange Volatility Index (the “VIX Index”) — averaged just under 14% for the Annual Period, the lowest average since the October 2005-2006 comparable period. Volatility did spike in the first half of October on news of slower than expected growth in China, Europe and Japan but receded to 14% by the end of the period on renewed pledges by policy makers to revive their economies.

Higher volatility negatively impacts an ETF’s performance as described in the previous section. The volatility of each index used as a benchmark for Direxion ETF is below. The index returns for the period are also presented below. Due to the compounding associated with products which seek leveraged and inverse daily returns, the return of the ETF for the period bears little relationship to the return of the Index.

INDEX	RETURN	VOLATILITY
S&P 500® Index	17.27%	11.03%
S&P 500® Index[1]	6.41%	11.18%
S&P Mid Cap 400® Index	11.65%	12.88%
S&P Mid Cap 400® Index[2]	1.49%	14.13%
Russell 2000® Index	8.06%	15.97%
Russell 2000® Index[3]	3.34%	16.88%
MSCI EAFE® Index	-0.60%	12.30%
MSCI Emerging Markets IndexSM	0.64%	16.14%
FTSE Developed Europe Index	-4.82%	14.00%
S&P® Latin America 40 Index	-4.75%	23.04%
MSCI Brazil 25/50 Index	-9.89%	29.26%
The Bank of New York Mellon China Select ADR Index®[4]	0.96%	22.10%
FTSE China 25 Index[5]	5.46%	19.07%
FTSE China 50 Index[6]	-1.31%	21.48%
Indus India Index	31.28%	23.83%
MSCI Japan Index	-0.70%	14.90%
Market Vectors Russia Index	-22.62%	29.06%
MSCI Korea 25/50 Index	-6.35%	15.21%
Materials Select Sector Index	13.01%	13.12%
Energy Select Sector Index	1.28%	14.98%
Russell 1000® Financial Services Index	17.24%	12.17%
NYSE Arca Gold Miners Index	-30.27%	33.55%
Market VectorsTM Junior Gold Miners Index	-33.87%	49.28%
Health Care Select Sector Index	29.79%	13.65%
ISE-Revere Natural Gas IndexTM	-22.73%	26.07%
MSCI U.S. REIT IndexSM	19.19%	11.46%
Russell 1000® Retail Index	5.97%	13.15%
PHLX Semiconductor Sector Index	28.63%	18.29%
Technology Select Sector Index	20.60%	12.23%

14	DIREXION ANNUAL REPORT

INDEX	RETURN	VOLATILITY
NYSE 7-10 Year Treasury Bond Index	4.21%	4.74%
NYSE 7-10 Year Treasury Bond Index[7]	1.77%	4.68%
NYSE 20 Year Plus Treasury Bond Index	14.13%	10.50%

[1]	Reflects the period of May 28, 2014 to October 31, 2014.
[2]	Reflects the period of July 29, 2014 to October 31, 2014.
[3]	Reflects the period of July 29, 2014 to October 31, 2014.
[4]	Reflects the period of November 1, 2013 to December 11, 2013.
[5]	Reflects the period of December 12, 2013 to September 19, 2014.
[6]	Reflects the period of September 22, 2014 to October 31, 2014.
[7]	Reflects the period of July 29, 2014 to October 31, 2014.

As always, we thank you for using the Direxion Shares and we look forward to our mutual success.

Best Regards,

Eric Falkeis	Patrick Rudnick
Principal Executive Officer	Principal Financial Officer

Past performance is not indicative of future results. One cannot invest directly in an index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical, and may not continue in the future. Carefully consider the investment objectives, risks, and charges and expenses of the ETFs before investing. This and other information can be found in the ETFs’ statutory and summary prospectus. To obtain a prospectus, please visit www.direxioninvestments.com or call 1-866-476-7523.

There is no guarantee the ETFs will achieve their intended objective. Investing in the ETFs may be more volatile than investing in broadly diversified ETFs. The use of leverage by a ETF means the ETFs are riskier than alternatives which do not use leverage.

Short-term performance, in particular, is not a good indication of the ETF’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, ETF performance may be subject to substantial short-term changes. For additional information, see the ETF’s prospectus.

The ETFs are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the ETFs should (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments.

ADR (American Depository Receipt) is a negotiable certificate issued by a U.S. bank representing a specified number of shares (or one share) in a foreign stock that is traded on a U.S. exchange. GDR (Global Depository Receipt) is a bank certificate issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. REIT (Real Estate Investment Trust).

An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs’ investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

DIREXION ANNUAL REPORT	15

The views of this letter were those of the Adviser as of October 31, 2014 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs’ present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

Date of First Use: December 23, 2014

16	DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 2X Shares

Performance Summary

July 29, 20141—October 31, 2014 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Mid Cap Bull 2X Shares (NAV)	2.10%
Direxion Daily Mid Cap Bull 2X Shares (Market price)	(0.83)%
S&P Mid Cap 400® Index	1.49%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 0.94%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (200%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	17

Direxion Daily S&P 500® Bull 2X Shares

Performance Summary

May 28, 20141—October 31, 2014 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily S&P 500® Bull 2X Shares (NAV)	11.92%
Direxion Daily S&P 500® Bull 2X Shares (Market price)	11.80%
S&P 500® Index	6.41%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 0.93%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (200%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

18	DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 2X Shares

Performance Summary

July 29, 20141—October 31, 2014 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily Small Cap Bull 2X Shares (NAV)	5.76%
Direxion Daily Small Cap Bull 2X Shares (Market price)	6.00%
Russell 2000® Index	3.34%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 0.96%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (200%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	19

Direxion Daily 7-10 Year Treasury Bull 2X Shares

Performance Summary

July 29, 20141—October 31, 2014 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily 7-10 Year Treasury Bull 2X Shares (NAV)	3.64%
Direxion Daily 7-10 Year Treasury Bull 2X Shares (Market price)	3.70%
NYSE 7-10 Year Treasury Bond Index	1.77%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 0.90%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (200%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 7-10 Year Treasury Bond Index (AXSVTN) is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the US Treasury bond market. The performance of the NYSE 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

20	DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Performance Summary

January 8, 20091—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Mid Cap Bull 3X Shares (NAV)	29.26%	52.79%	45.30%	46.23%
Direxion Daily Mid Cap Bull 3X Shares (Market price)	28.74%	53.05%	45.54%	46.44%
S&P Mid Cap 400® Index	11.65%	18.66%	18.28%	19.81%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.13%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	21

Direxion Daily Mid Cap Bear 3X Shares

Performance Summary

January 8, 20091—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Mid Cap Bear 3X Shares (NAV)	(35.97)%	(48.63)%	(51.76)%	(56.88)%
Direxion Daily Mid Cap Bear 3X Shares (Market price)	(35.93)%	(48.62)%	(51.80)%	(56.87)%
S&P Mid Cap 400® Index	11.65%	18.66%	18.28%	19.81%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.38%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

22	DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Performance Summary

November 5, 20081—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P 500® Bull 3X Shares (NAV)	51.53%	58.55%	43.58%	30.22%
Direxion Daily S&P 500® Bull 3X Shares (Market price)	51.27%	58.54%	43.62%	30.16%
S&P 500® Index	17.27%	19.77%	16.69%	14.83%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.02%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	23

Direxion Daily S&P 500® Bear 3X Shares

Performance Summary

November 5, 20081—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P 500® Bear 3X Shares (NAV)	(43.25)%	(48.06)%	(47.35)%	(50.39)%
Direxion Daily S&P 500® Bear 3X Shares (Market price)	(43.07)%	(48.01)%	(47.33)%	(50.37)%
S&P 500® Index	17.27%	19.77%	16.69%	14.83%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

24	DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Performance Summary

November 5, 20081—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Small Cap Bull 3X Shares (NAV)	15.30%	48.04%	37.10%	19.66%
Direxion Daily Small Cap Bull 3X Shares (Market price)	15.13%	47.94%	37.14%	19.68%
Russell 2000® Index	8.06%	18.18%	17.39%	15.23%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.07%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	25

Direxion Daily Small Cap Bear 3X Shares

Performance Summary

November 5, 20081—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Small Cap Bear 3X Shares (NAV)	(34.72)%	(51.97)%	(56.38)%	(60.63)%
Direxion Daily Small Cap Bear 3X Shares (Market price)	(34.36)%	(51.94)%	(56.34)%	(60.60)%
Russell 2000® Index	8.06%	18.18%	17.39%	15.23%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.07%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

26	DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Performance Summary

April 16, 20091—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 7-10 Year Treasury Bull 3X Shares (NAV)	10.88%	5.58%	13.29%	8.94%
Direxion Daily 7-10 Year Treasury Bull 3X Shares (Market price)	10.32%	5.44%	13.16%	8.82%
NYSE 7-10 Year Treasury Bond Index	4.21%	2.43%	5.24%	4.32%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 7-10 Year Treasury Bond Index (AXSVTN) is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the US Treasury bond market. The performance of the NYSE 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	27

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Performance Summary

April 16, 20091—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 7-10 Year Treasury Bear 3X Shares (NAV)	(16.92)%	(12.73)%	(19.46)%	(16.75)%
Direxion Daily 7-10 Year Treasury Bear 3X Shares (Market price)	(16.53)%	(12.65)%	(19.34)%	(16.64)%
NYSE 7-10 Year Treasury Bond Index	4.21%	2.43%	5.24%	4.32%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 7-10 Year Treasury Bond Index (AXSVTN) is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the US Treasury bond market. The performance of the NYSE 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

28	DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Performance Summary

April 16, 20091—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 20+ Year Treasury Bull 3X Shares (NAV)	42.81%	5.22%	15.21%	6.97%
Direxion Daily 20+ Year Treasury Bull 3X Shares (Market price)	42.71%	5.22%	15.06%	6.82%
NYSE 20 Year Plus Treasury Bond Index	14.13%	4.04%	8.12%	6.20%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.20%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 20 Year Plus Treasury Bond Index (AXTWEN) is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The performance of the NYSE 20 Year Plus Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	29

Direxion Daily 20+ Year Treasury Bear 3X Shares

Performance Summary

April 16, 20091—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 20+ Year Treasury Bear 3X Shares (NAV)	(39.76)%	(22.39)%	(32.99)%	(29.30)%
Direxion Daily 20+ Year Treasury Bear 3X Shares (Market price)	(39.70)%	(22.40)%	(32.90)%	(29.22)%
NYSE 20 Year Plus Treasury Bond Index	14.13%	4.04%	8.12%	6.20%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 0.96%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 20 Year Plus Treasury Bond Index (AXTWEN) is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The performance of the NYSE 20 Year Plus Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

30	DIREXION ANNUAL REPORT

Direxion Daily Brazil Bull 3X Shares

Performance Summary

April 10, 20131—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Brazil Bull 3X Shares (NAV)	(46.89)%	(46.36)%
Direxion Daily Brazil Bull 3X Shares (Market Price)	(47.18)%	(46.36)%
MSCI Brazil 25/50 Index	(9.89)%	(10.41)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.52%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazil equity market, covering approximately 85% of the free float-adjusted market capitalization in Brazil. The Index applies certain screens and weightings to take into account the investment limits placed on regulated investment companies (“RICs”) under federal tax regulations. One such requirement is that at the end of each quarter of a RIC’s tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The Index aims to reflect these requirements in the selection and weighting of its component securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	31

Direxion Daily Developed Markets Bull 3X Shares

Performance Summary

December 17, 20081—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Developed Markets Bull 3X Shares (NAV)	(5.73)%	21.65%	5.70%	9.21%
Direxion Daily Developed Markets Bull 3X Shares (Market price)	(5.65)%	21.56%	5.71%	9.29%
MSCI EAFE® Index	(0.60)%	9.68%	6.52%	10.26%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.31%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The performance of the MSCI EAFE® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

32	DIREXION ANNUAL REPORT

Direxion Daily Developed Markets Bear 3X Shares

Performance Summary

December 17, 20081—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Developed Markets Bear 3X Shares (NAV)	(10.60)%	(37.90)%	(38.36)%	(45.91)%
Direxion Daily Developed Markets Bear 3X Shares (Market price)	(10.17)%	(37.82)%	(38.30)%	(45.88)%
MSCI EAFE® Index	(0.60)%	9.68%	6.52%	10.26%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.94%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The performance of the MSCI EAFE® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	33

Direxion Daily Emerging Markets Bull 3X Shares

Performance Summary

December 17, 20081—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Emerging Markets Bull 3X Shares (NAV)	(7.20)%	(5.05)%	(7.05)%	5.49%
Direxion Daily Emerging Markets Bull 3X Shares (Market price)	(7.20)%	(5.12)%	(7.28)%	5.50%
MSCI Emerging Markets IndexSM	0.64%	3.24%	4.64%	13.01%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.16%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

34	DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bear 3X Shares

Performance Summary

December 17, 20081—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Emerging Markets Bear 3X Shares (NAV)	(19.09)%	(29.74)%	(38.32)%	(53.66)%
Direxion Daily Emerging Markets Bear 3X Shares (Market price)	(19.04)%	(29.74)%	(38.29)%	(53.67)%
MSCI Emerging Markets IndexSM	0.64%	3.24%	4.64%	13.01%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.14%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	35

Direxion Daily FTSE China Bull 3X Shares

Performance Summary

December 3, 20091—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily FTSE China Bull 3X Shares (NAV)	5.43%	11.39%	(3.97)%
Direxion Daily FTSE China Bull 3X Shares (Market price)	5.57%	11.20%	(3.95)%
FTSE China 50 Index	8.76%	6.22%	1.01%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.07%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

36	DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Performance Summary

December 3, 20091—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily FTSE China Bear 3X Shares (NAV)	(36.59)%	(43.83)%	(41.45)%
Direxion Daily FTSE China Bear 3X Shares (Market price)	(36.56)%	(43.73)%	(41.45)%
FTSE China 50 Index	8.76%	6.22%	1.00%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.44%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	37

Direxion FTSE Europe Bull 3X Shares

Performance Summary

January 22, 20141—October 31, 2014 (Unaudited)

Total Return[2]
Since Inception
Direxion Daily FTSE Europe Bull 3X Shares (NAV)	(19.35)%
Direxion Daily FTSE Europe Bull 3X Shares (Market price)	(19.25)%
FTSE Developed Europe Index	(4.82)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.04%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The FTSE Developed Europe Index is provided by FTSE and includes 17 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United States. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of the large- and mid-cap segments of the developed markets comprised within the index. The performance of FTSE Developed Europe Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

38	DIREXION ANNUAL REPORT

Direxion Daily India Bull 3X Shares

Performance Summary

March 11, 20101—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily India Bull 3X Shares (NAV)	90.24%	(3.52)%	(9.13)%
Direxion Daily India Bull 3X Shares (Market price)	90.11%	(3.71)%	(9.13)%
Indus India Index	31.28%	6.70%	3.24%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.36%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Indus India Index, which is designed to replicate the Indian equity markets as a whole, through a group of 50 Indian stocks selected from a universe of the largest companies listed on two major Indian exchanges. The performance of the Indus India Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	39

Direxion Daily Japan Bull 3X Shares

Performance Summary

June 26, 20131—October 31, 2014 (Unaudited)

	Average Annual
	1 Year	Since Inception
Direxion Daily Japan Bull 3X Shares (NAV)	(0.87)%	16.59%
Direxion Daily Japan Bull 3X Shares (Market Price)	(1.33)%	16.58%
MSCI Japan Index	(0.70)%	7.23%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japan equity market, covering approximately 85% of the free float-adjusted market capitalization in Japan. The performance of the MSCI Japan Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

40	DIREXION ANNUAL REPORT

Direxion Daily Latin America Bull 3X Shares

Performance Summary

December 3, 20091—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Latin America Bull 3X Shares (NAV)	(28.91)%	(25.19)%	(26.26)%
Direxion Daily Latin America Bull 3X Shares (Market price)	(28.95)%	(25.09)%	(26.25)%
S&P® Latin America 40 Index	(4.75)%	(3.60)%	(2.59)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.33%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P® Latin America 40 Index is an equity index drawn from four major Latin American markets: Argentina, Brazil, Chile, and Mexico. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The performance of the S&P® Latin America 40 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	41

Direxion Daily Russia Bull 3X Shares

Performance Summary

May 25, 20111—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Russia Bull 3X Shares (NAV)	(64.84)%	(40.17)%	(50.61)%
Direxion Daily Russia Bull 3X Shares (Market Price)	(65.05)%	(40.21)%	(50.66)%
Market Vectors Russia Index	(22.62)%	(8.29)%	(12.37)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.38%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Market Vectors Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publically traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The Index rebalances quarterly.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

42	DIREXION ANNUAL REPORT

Direxion Daily Russia Bear 3X Shares

Performance Summary

May 25, 20111—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Russia Bear 3X Shares (NAV)	21.99%	(25.15)%	(25.10)%
Direxion Daily Russia Bear 3X Shares (Market Price)	22.54%	(25.09)%	(25.04)%
Market Vectors Russia Index	(22.62)%	(8.29)%	(12.37)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.39%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Market Vectors Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publically traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The Index rebalances quarterly.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	43

Direxion Daily South Korea Bull 3X Shares

Performance Summary

April 10, 20131—October 31, 2014 (Unaudited)

	Total Return[2]
	1 Year	Since Inception
Direxion Daily South Korea Bull 3X Shares (NAV)	(27.06)%	(0.35)%
Direxion Daily South Korea Bull 3X Shares (Market Price)	(27.29)%	(0.35)%
MSCI Korea 25/50 Index	(6.35)%	5.29%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 4.89%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Korea 25/50 Index is designed to measure the performance of the large and mid cap segments of the South Korea equity market, covering approximately 85% of the free float-adjusted market capitalization in South Korea. The Index applies certain screens and weightings to take into account the investment limits placed on regulated investment companies (“RICs”) under federal tax regulations. One such requirement is that at the end of each quarter of a RIC’s tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The Index aims to reflect these requirements in the selection and weighting of its component securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

44	DIREXION ANNUAL REPORT

Direxion Daily Basic Materials Bull 3X Shares

Performance Summary

June 15, 20111—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Basic Materials Bull 3X Shares (NAV)	33.51%	35.17%	13.40%
Direxion Daily Basic Materials Bull 3X Shares (Market Price)	32.79%	34.99%	13.38%
Materials Select Sector Index	13.01%	14.76%	10.05%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.10%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P® Materials Select Sector Index is provided by Standard & Poor’s (the “Index Provider”) and includes domestic companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials. The Index is one of nine Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one and only one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional capitalization weighting with the weighting capped for the largest stocks included in the Index.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	45

Direxion Daily Gold Miners Bull 3X Shares

Performance Summary

December 8, 20101—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Gold Miners Bull 3X Shares (NAV)	(77.14)%	(80.80)%	(73.36)%
Direxion Daily Gold Miners Bull 3X Shares (Market Price)	(77.37)%	(80.83)%	(73.41)%
NYSE ARCA Gold Miners Index	(30.27)%	(33.32)%	(27.78)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.11%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

46	DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Bear 3X Shares

Performance Summary

December 8, 20101—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Gold Miners Bear 3X Shares (NAV)	51.28%	43.34%	25.78%
Direxion Daily Gold Miners Bear 3X Shares (Market Price)	53.81%	43.90%	26.22%
NYSE ARCA Gold Miners Index	(30.27)%	(33.32)%	(27.78)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.04%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	47

Direxion Daily Healthcare Bull 3X Shares

Performance Summary

June 15, 20111—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Healthcare Bull 3X Shares (NAV)	100.25%	96.12%	71.22%
Direxion Daily Healthcare Bull 3X Shares (Market Price)	99.16%	94.06%	71.21%
Health Care Select Sector Index	29.79%	28.69%	23.64%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.21%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P® Health Care Select Sector Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 90% of the U.S. market and has an average market capitalization of $14.4 billion dollars and a median market capitalization of $5.3 billion dollars as of December 31, 2010.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

48	DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Performance Summary

October 3, 20131—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Junior Gold Miners Index Bull 3X Shares (NAV)	(87.25)%	(88.43)%
Direxion Daily Junior Gold Miners Index Bull 3X Shares (Market Price)	(87.25)%	(88.32)%
Market VectorsTM Junior Gold Miners Index	(33.87)%	(34.54)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 8.72%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Market VectorsTM Junior Gold Miners Index is composed of equity securities of issuers involved in the exploration and production of gold. The performance of the Market VectorsTM Junior Gold Miners Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	49

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Performance Summary

October 3, 20131—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Junior Gold Miners Index Bear 3X Shares (NAV)	(18.94)%	(12.59)%
Direxion Daily Junior Gold Miners Index Bear 3X Shares (Market Price)	(18.77)%	(12.75)%
Market VectorsTM Junior Gold Miners Index	(33.87)%	(34.61)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 9.15%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Market VectorsTM Junior Gold Miners Index is composed of equity securities of issuers involved in the exploration and production of gold. The performance of the Market VectorsTM Junior Gold Miners Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

50	DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Performance Summary

July 14, 20101—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Natural Gas Related Bull 3X Shares (NAV)	(63.07)%	(35.63)%	(23.15)%
Direxion Daily Natural Gas Related Bull 3X Shares (Market price)	(62.99)%	(35.80)%	(23.21)%
ISE-Revere Natural Gas IndexTM	(22.73)%	(6.57)%	(0.77)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.19%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The ISE-Revere Natural Gas IndexTM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The performance of the ISE-Revere Natural Gas IndexTM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	51

Direxion Daily Retail Bull 3X Shares

Performance Summary

July 14, 20101—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Retail Bull 3X Shares (NAV)	10.80%	61.96%	55.34%
Direxion Daily Retail Bull 3X Shares (Market price)	8.98%	61.34%	55.00%
Russell 1000® Retail Index	5.97%	20.32%	20.83%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.40%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Russell 1000® Retail Index is an index comprised of companies that sell to consumers those discretionary products supplied by manufacturers. The performance of the Russell 1000® Retail Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

52	DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Performance Summary

March 11, 20101—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Semiconductor Bull 3X Shares (NAV)	88.74%	49.75%	24.45%
Direxion Daily Semiconductor Bull 3X Shares (Market price)	88.82%	49.79%	24.47%
PHLX Semiconductor Sector Index	28.63%	20.43%	15.15%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the Philadelphia Semiconductor Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	53

Direxion Daily Semiconductor Bear 3X Shares

Performance Summary

March 11, 20101—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Semiconductor Bear 3X Shares (NAV)	(62.16)%	(57.18)%	(55.73)%
Direxion Daily Semiconductor Bear 3X Shares (Market Price)	(62.17)%	(57.17)%	(55.71)%
PHLX Semiconductor Sector Index	28.63%	20.43%	15.15%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.14%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the Philadelphia Semiconductor Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

54	DIREXION ANNUAL REPORT

Direxion Daily Energy Bull 3X Shares

Performance Summary

November 6, 20081—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Energy Bull 3X Shares (NAV)	1.17%	20.38%	17.90%	8.17%
Direxion Daily Energy Bull 3X Shares (Market price)	0.85%	20.20%	17.89%	8.15%
Energy Select Sector Index	1.28%	7.89%	9.60%	9.55%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.02%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	55

Direxion Daily Energy Bear 3X Shares

Performance Summary

November 6, 20081—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Energy Bear 3X Shares (NAV)	(22.29)%	(39.41)%	(46.04)%	(53.95)%
Direxion Daily Energy Bear 3X Shares (Market price)	(22.08)%	(39.32)%	(46.03)%	(53.95)%
Energy Select Sector Index	1.28%	7.89%	9.60%	9.55%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

56	DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Performance Summary

November 6, 20081—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Financial Bull 3X Shares (NAV)	50.41%	67.16%	25.03%	(5.97)%
Direxion Daily Financial Bull 3X Shares (Market price)	49.67%	66.94%	24.89%	(6.00)%
Russell 1000® Financial Services Index	17.24%	22.83%	13.84%	11.72%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.02%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	57

Direxion Daily Financial Bear 3X Shares

Performance Summary

November 6, 20081—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Financial Bear 3X Shares (NAV)	(44.67)%	(54.95)%	(49.84)%	(67.42)%
Direxion Daily Financial Bear 3X Shares (Market price)	(44.46)%	(54.91)%	(49.83)%	(67.42)%
Russell 1000® Financial Services Index	17.24%	22.83%	13.84%	11.72%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.04%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related to securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure
The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

58	DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bull 3X Shares

Performance Summary

July 16, 20091—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Real Estate Bull 3X Shares (NAV)	58.92%	39.04%	43.84%	57.27%
Direxion Daily Real Estate Bull 3X Shares (Market Price)	58.46%	38.71%	43.63%	57.04%
MSCI U.S. REIT IndexSM	19.19%	15.10%	19.31%	23.76%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.10%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

MSCI U.S.REIT IndexSM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI US Investable Market 2500 Index. The performance of the MSCI US REIT Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	59

Direxion Daily Real Estate Bear 3X Shares

Performance Summary

July 16, 20091—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Real Estate Bear 3X Shares (NAV)	(47.20)%	(44.62)%	(57.29)%	(63.24)%
Direxion Daily Real Estate Bear 3X Shares (Market Price)	(47.05)%	(44.57)%	(57.28)%	(63.23)%
MSCI U.S. REIT IndexSM	19.19%	15.10%	19.31%	23.76%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.59%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

MSCI US REIT IndexSM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI US Investable Market 2500 Index. The performance of the MSCI US REIT Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

60	DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Performance Summary

December 17, 20081—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Technology Bull 3X Shares (NAV)	73.38%	46.37%	37.35%	50.28%
Direxion Daily Technology Bull 3X Shares (Market Price)	72.40%	46.21%	37.44%	50.30%
Technology Select Sector Index	20.60%	15.97%	14.46%	17.40%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.04%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple (300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

DIREXION ANNUAL REPORT	61

Direxion Daily Technology Bear 3X Shares

Performance Summary

December 17, 20081—October 31, 2014 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Technology Bear 3X Shares (NAV)	(51.89)%	(46.23)%	(47.57)%	(55.77)%
Direxion Daily Technology Bear 3X Shares (Market Price)	(51.55)%	(46.14)%	(47.55)%	(55.74)%
Technology Select Sector Index	20.60%	15.97%	14.46%	17.40%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.22%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through September 1, 2016 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified inverse multiple (-300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2014.

62	DIREXION ANNUAL REPORT

Expense Example

October 31, 2014 (Unaudited)

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2014 to October 31, 2014).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period[2]
Direxion Daily Mid Cap Bull 2X Shares[3]
Based on actual fund return	0.60%	$1,000.00	$1,021.00	$1.58
Based on hypothetical 5% return	0.60%	1,000.00	1,023.64	1.58
Direxion Daily S&P 500® Bull 2X Shares[4]
Based on actual fund return	0.60%	1,000.00	1,119.20	2.73
Based on hypothetical 5% return	0.60%	1,000.00	1,022.62	2.61
Direxion Daily Small Cap Bull 2X Shares[5]
Based on actual fund return	0.60%	1,000.00	1,057.50	1.61
Based on hypothetical 5% return	0.60%	1,000.00	1,023.64	1.58
Direxion Daily 7-10 Year Treasury Bull 2X Shares[6]
Based on actual fund return	0.60%	1,000.00	1,036.40	1.59
Based on hypothetical 5% return	0.60%	1,000.00	1,023.64	1.58
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	0.99%	1,000.00	1,130.40	5.32
Based on hypothetical 5% return	0.99%	1,000.00	1,020.21	5.04
Direxion Daily Mid Cap Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	810.70	4.34
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,228.50	5.45
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94

DIREXION ANNUAL REPORT	63

Expense Example

October 31, 2014 (Unaudited)

	Expense Ratio[1]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period[2]
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	0.95%	$1,000.00	$755.30	$4.20
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,101.80	5.14
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	788.10	4.28
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	1,105.60	5.04
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	871.50	4.48
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,263.70	5.48
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	0.90%	1,000.00	732.70	3.93
Based on hypothetical 5% return	0.90%	1,000.00	1,020.67	4.58
Direxion Daily Brazil Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	684.50	4.16
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily Developed Markets Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	854.60	4.53
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily Developed Markets Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	1,083.00	4.99
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Emerging Markets Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,042.90	4.99
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily Emerging Markets Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	857.50	4.45
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily FTSE China Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,476.90	5.99
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily FTSE China Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	579.80	3.78
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily FTSE Europe Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	737.20	4.16
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily India Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	1,645.20	6.53
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily Japan Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,263.80	5.48
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Latin America Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	843.90	4.51
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94

64	DIREXION ANNUAL REPORT

Expense Example

October 31, 2014 (Unaudited)

	Expense Ratio[1]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period[2]
Direxion Daily Russia Bull 3X Shares
Based on actual fund return	0.96%	$1,000.00	$794.30	$4.34
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Russia Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	836.30	4.40
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily South Korea Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	792.30	4.43
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily Basic Materials Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,036.90	4.93
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Gold Miners Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	303.50	3.19
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily Gold Miners Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	1,972.00	7.19
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	1,523.60	6.23
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily Junior Gold Miners Index Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	200.70	2.91
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Junior Gold Miners Index Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	1,524.40	6.11
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Natural Gas Related Bull 3X Shares
Based on actual fund return	0.99%	1,000.00	253.60	3.13
Based on hypothetical 5% return	0.99%	1,000.00	1,020.21	5.04
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	1,261.40	5.70
Based on hypothetical 5% return	1.00%	1,000.00	1,020.16	5.09
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	1.01%	1,000.00	1,317.30	5.90
Based on hypothetical 5% return	1.01%	1,000.00	1,020.11	5.14
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	621.10	3.88
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Energy Bull 3X Shares
Based on actual fund return	1.02%	1,000.00	792.90	4.61
Based on hypothetical 5% return	1.02%	1,000.00	1,020.06	5.19
Direxion Daily Energy Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	1,088.60	5.00
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	1,269.80	5.72
Based on hypothetical 5% return	1.00%	1,000.00	1,020.16	5.09
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	723.90	4.13
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Real Estate Bull 3X Shares
Based on actual fund return	1.01%	1,000.00	1,301.90	5.86
Based on hypothetical 5% return	1.01%	1,000.00	1,020.11	5.14

DIREXION ANNUAL REPORT	65

Expense Example

October 31, 2014 (Unaudited)

	Expense Ratio[1]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period[2]
Direxion Daily Real Estate Bear 3X Shares
Based on actual fund return	0.95%	$1,000.00	$705.20	$4.08
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	1,367.00	5.85
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	669.70	4.00
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of May 1, 2014 to October 31, 2014, then divided by 365.

[3]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value during the period from July 29, 2014 (commencement of operations) to October 31, 2014, multiplied by the number of days since commencement of operations, then divided by 365.

[4]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value during the period from May 28, 2014 (commencement of operations) to October 31, 2014, multiplied by the number of days since commencement of operations, then divided by 365.

[5]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value during the period from July 29, 2014 (commencement of operations) to October 31, 2014, multiplied by the number of days since commencement of operations, then divided by 365.

[6]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value during the period from July 29, 2014 (commencement of operations) to October 31, 2014, multiplied by the number of days since commencement of operations, then divided by 365.

66	DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings

October 31, 2014 (Unaudited)

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily Mid Cap Bull 2X Shares	1%	—	95%	4%	100%
Direxion Daily S&P 500® Bull 2X Shares	7%	—	89%	4%	100%
Direxion Daily Small Cap Bull 2X Shares	87%	—	—	13%	100%
Direxion Daily 7-10 Year Treasury Bull 2X Shares	96%	—	—	4%	100%
Direxion Daily Mid Cap Bull 3X Shares	43%	—	27%	30%	100%
Direxion Daily Mid Cap Bear 3X Shares	119%	—	—	(19)%	100%
Direxion Daily S&P 500® Bull 3X Shares	57%	—	20%	23%	100%
Direxion Daily S&P 500® Bear 3X Shares	124%	—	—	(24)%	100%
Direxion Daily Small Cap Bull 3X Shares	62%	—	3%	35%	100%
Direxion Daily Small Cap Bear 3X Shares	115%	—	—	(15)%	100%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	90%	—	—	10%	100%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	107%	—	—	(7)%	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	79%	—	14%	7%	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	109%	—	—	(9)%	100%
Direxion Daily Brazil Bull 3X Shares	66%	—	29%	5%	100%
Direxion Daily Developed Markets Bull 3X Shares	51%	—	24%	25%	100%
Direxion Daily Developed Markets Bear 3X Shares	102%	—	—	(2)%	100%
Direxion Daily Emerging Markets Bull 3X Shares	75%	—	18%	7%	100%
Direxion Daily Emerging Markets Bear 3X Shares	105%	—	—	(5)%	100%
Direxion Daily FTSE China Bull 3X Shares	77%	—	6%	17%	100%
Direxion Daily FTSE China Bear 3X Shares	117%	—	—	(17)%	100%
Direxion Daily FTSE Europe Bull 3X Shares	39%	—	67%	(6)%	100%
Direxion Daily India Bull 3X Shares	52%	—	3%	45%	100%
Direxion Daily Japan Bull 3X Shares	77%	—	6%	17%	100%
Direxion Daily Latin America Bull 3X Shares	49%	—	38%	13%	100%
Direxion Daily Russia Bull 3X Shares	83%	—	27%	(10)%	100%
Direxion Daily Russia Bear 3X Shares	100%	—	—	0%**	100%
Direxion Daily South Korea Bull 3X Shares	65%	—	24%	11%	100%
Direxion Daily Basic Materials Bull 3X Shares	6%	—	46%	48%	100%
Direxion Daily Gold Miners Bull 3X Shares	160%	—	29%	(89)%	100%
Direxion Daily Gold Miners Bear 3X Shares	18%	—	—	82%	100%
Direxion Daily Healthcare Bull 3X Shares	27%	—	38%	35%	100%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	205%	—	24%	(129)%	100%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	(12)%	—	—	112%	100%
Direxion Daily Natural Gas Related Bull 3X Shares	46%	57%	—	(3)%	100%
Direxion Daily Retail Bull 3X Shares	(5)%	47%	—	58%	100%
Direxion Daily Semiconductor Bull 3X Shares	15%	34%	—	51%	100%
Direxion Daily Semiconductor Bear 3X Shares	105%	—	—	(5)%	100%
Direxion Daily Energy Bull 3X Shares	20%	—	29%	51%	100%
Direxion Daily Energy Bear 3X Shares	103%	—	—	(3)%	100%
Direxion Daily Financial Bull 3X Shares	35%	5%	—	60%	100%
Direxion Daily Financial Bear 3X Shares	128%	—	—	(28)%	100%
Direxion Daily Real Estate Bull 3X Shares	46%	—	4%	50%	100%
Direxion Daily Real Estate Bear 3X Shares	124%	—	—	(24)%	100%
Direxion Daily Technology Bull 3X Shares	28%	—	32%	40%	100%
Direxion Daily Technology Bear 3X Shares	144%	—	—	(44)%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*	Cash, cash equivalents and other assets less liabilities.
**	Less than 0.05%.

DIREXION ANNUAL REPORT	67

Direxion Daily Mid Cap Bull 2X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 94.8%
7,500	SPDR S&P MidCap 400® ETF Trust	$1,935,900

	TOTAL INVESTMENT COMPANIES (Cost $1,913,242)	$1,935,900

SHORT TERM INVESTMENTS - 22.7%
Money Market Funds - 22.7%
463,544	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$463,544

	TOTAL SHORT TERM INVESTMENTS (Cost $463,544) (b)	$463,544

	TOTAL INVESTMENTS (Cost $2,376,786) - 117.5%	$2,399,444
	Liabilities in Excess of Other Assets - (17.5)%	(357,370)

	TOTAL NET ASSETS - 100.0%	$2,042,074

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $463,544.

Direxion Daily Mid Cap Bull 2X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	S&P MidCap 400® Index	1,514	$2,058,871	(0.304)%	1/29/2016	$89,785

The accompanying notes are an integral part of these financial statements.

68	DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 89.2%
138,568	SPDR® S&P 500® ETF Trust	$27,943,623

	TOTAL INVESTMENT COMPANIES (Cost $26,943,475)	$27,943,623

SHORT TERM INVESTMENTS - 1.4%
Money Market Funds - 1.4%
67,325	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$67,325
369,115	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	369,115

	TOTAL SHORT TERM INVESTMENTS (Cost $436,440) (b)	$436,440

	TOTAL INVESTMENTS (Cost $27,379,915) - 90.6%	$28,380,063
	Other Assets in Excess of Liabilities - 9.4%	2,956,020

	TOTAL NET ASSETS - 100.0%	$31,336,083

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $436,440.

Direxion Daily S&P 500® Bull 2X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	S&P 500® Index	11,083	$21,827,769	(0.354)%	10/13/2015	$540,473
Bank of America Merrill Lynch	S&P 500® Index	6,127	11,790,392	(0.357)%	11/25/2015	645,092

			$33,618,161			$1,185,565

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	69

Direxion Daily Small Cap Bull 2X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 34.1%
Money Market Funds - 34.1%
1,444,228	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$1,444,228

	TOTAL SHORT TERM INVESTMENTS (Cost $1,444,228)	$1,444,228

	TOTAL INVESTMENTS (Cost $1,444,228) - 34.1% (b)	$1,444,228
	Other Assets in Excess of Liabilities - 65.9%	2,786,086

	TOTAL NET ASSETS - 100.0%	$4,230,314

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,444,228.

Direxion Daily Small Cap Bull 2X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	Russell 2000® Index	108	$126,751	0.940%	8/31/2015	$(13)
Credit Suisse International	Russell 2000® Index	2,355	2,534,066	0.147%	2/29/2016	230,568
Citibank N.A.	Russell 2000® Index	4,747	5,277,824	0.147%	7/28/2016	304,251

			$7,938,641			$534,806

The accompanying notes are an integral part of these financial statements.

70	DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 2X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 42.8%
Money Market Funds - 42.8%
5,328,754	Dreyfus Treasury Prime Cash Management Fund, 0.00% (††)(a)	$5,328,754

	TOTAL SHORT TERM INVESTMENTS (Cost $5,328,754)	$5,328,754

	TOTAL INVESTMENTS (Cost $5,328,754) - 42.8% (b)	$5,328,754
	Other Assets in Excess of Liabilities - 57.2%	7,107,265

	TOTAL NET ASSETS - 100.0%	$12,436,019

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,328,754.

Direxion Daily 7-10 Year Treasury Bull 2X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	iShares 7-10 Year Treasury Bond ETF	236,832	$24,534,979	0.697%	8/31/2015	$498,042

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	71

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 27.0%
95,561	SPDR S&P MidCap 400® ETF Trust	$24,666,205

	TOTAL INVESTMENT COMPANIES (Cost $24,647,911)	$24,666,205

SHORT TERM INVESTMENTS - 57.8%
Money Market Funds - 57.8%
27,600,630	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$27,600,630
25,269,439	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	25,269,439

	TOTAL SHORT TERM INVESTMENTS (Cost $52,870,069) (b)	$52,870,069

	TOTAL INVESTMENTS (Cost $77,517,980) - 84.8%	$77,536,274
	Other Assets in Excess of Liabilities - 15.2%	13,902,760

	TOTAL NET ASSETS - 100.0%	$91,439,034

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $52,870,069.

Direxion Daily Mid Cap Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	S&P MidCap 400® Index	45,532	$42,186,725	(0.304)%	12/11/2014	$23,949,825
Morgan Stanley Capital Services	S&P MidCap 400® Index	85,336	118,689,761	(0.404)%	1/21/2015	2,398,335
BNP Paribas	S&P MidCap 400® Index	45,105	62,812,080	(0.404)%	5/19/2016	1,191,593

			$223,688,566			$27,539,753

The accompanying notes are an integral part of these financial statements.

72	DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 78.5%
Money Market Funds - 78.5%
4,869,958	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$4,869,958
1,593,933	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	1,593,933

	TOTAL SHORT TERM INVESTMENTS (Cost $6,463,891)	$6,463,891

	TOTAL INVESTMENTS (Cost $6,463,891) - 78.5% (b)	$6,463,891
	Other Assets in Excess of Liabilities - 21.5%	1,765,237

	TOTAL NET ASSETS - 100.0%	$8,229,128

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,463,891.

Direxion Daily Mid Cap Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	S&P MidCap 400® Index	3,142	$4,285,097	(0.047)%	1/30/2015	$(175,912)
Credit Suisse International	S&P MidCap 400® Index	6,111	7,582,341	(0.247)%	5/1/2015	(1,211,616)
Deutsche Bank AG London	S&P MidCap 400® Index	8,149	11,434,533	(0.097)%	7/24/2018	(147,677)

			$23,301,971			$(1,535,205)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	73

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 19.9%
545,583	SPDR S&P 500 ETF Trust	$110,022,268

	TOTAL INVESTMENT COMPANIES (Cost $108,280,461)	$110,022,268

SHORT TERM INVESTMENTS - 43.0%
Money Market Funds - 43.0%
237,571,684	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$237,571,684
221	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	221

	TOTAL SHORT TERM INVESTMENTS (Cost $237,571,905) (b)	$237,571,905

	TOTAL INVESTMENTS (Cost $345,852,366) - 62.9%	$347,594,173
	Other Assets in Excess of Liabilities - 37.1% (c)	205,337,084

	TOTAL NET ASSETS - 100.0%	$552,931,257

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $237,571,905.

(c)	Includes $368,421 cash segregated as collateral for swap contracts at October 31, 2014.

Direxion Daily S&P 500® Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	S&P 500® Index	226,875	$436,619,292	(0.454)%	1/29/2015	$21,382,201
Credit Suisse International	S&P 500® Index	152,811	242,082,108	(0.454)%	6/17/2015	73,197,452
UBS Securities LLC	S&P 500® Index	130,003	255,652,656	(0.454)%	10/19/2015	6,803,698
Deutsche Bank AG London	S&P 500® Index	177,101	341,102,389	(0.354)%	5/10/2016	17,716,807
BNP Paribas	S&P 500® Index	80,706	157,015,017	(0.404)%	5/19/2016	5,899,106

			$1,432,471,462			$124,999,264

The accompanying notes are an integral part of these financial statements.

74	DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 83.2%
Money Market Funds - 83.2%
117,370,234	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$117,370,234
34,505,910	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	34,505,910
18,280,818	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	18,280,818

	TOTAL SHORT TERM INVESTMENTS (Cost $170,156,962)	$170,156,962

	TOTAL INVESTMENTS (Cost $170,156,962) - 83.2% (b)	$170,156,962
	Other Assets in Excess of Liabilities - 16.8% (c)	34,321,715

	TOTAL NET ASSETS - 100.0%	$204,478,677

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $170,156,962.

(c)	Includes $1,543,645 cash segregated as collateral for swap contracts at October 31, 2014.

Direxion Daily S&P 500® Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	S&P 500® Index	45,439	$88,923,586	(0.197)%	1/29/2015	$(2,908,270)
Credit Suisse International	S&P 500® Index	67,455	108,232,505	(0.197)%	5/1/2015	(31,764,907)
Deutsche Bank AG London	S&P 500® Index	40,143	77,758,099	(0.197)%	7/27/2015	(3,303,857)
Bank of America Merrill Lynch	S&P 500® Index	51,657	101,561,600	(0.243)%	7/28/2015	(2,852,675)
Morgan Stanley Capital Services	S&P 500® Index	45,724	91,352,614	0.154%	3/21/2016	(1,048,749)
BNP Paribas	S&P 500® Index	53,566	100,892,203	(0.097)%	5/19/2016	(7,259,485)

			$568,720,607			$(49,137,943)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	75

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 3.0%
278,810	iShares Russell 2000 Index Fund	$32,498,093

	TOTAL INVESTMENT COMPANIES (Cost $32,623,725)	$32,498,093

SHORT TERM INVESTMENTS - 57.8%
Money Market Funds - 57.8%
486,951,333	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$486,951,333
36,422,922	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	36,422,922
107,458,798	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	107,458,798

	TOTAL SHORT TERM INVESTMENTS (Cost $630,833,053) (b)	$630,833,053

	TOTAL INVESTMENTS (Cost $663,456,778) -60.8%	$663,331,146
	Other Assets in Excess of Liabilities - 39.2% (c)	427,635,140

	TOTAL NET ASSETS - 100.0%	$1,090,966,286

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $630,833,053.

(c)	Includes $20,000,000 cash segregated as collateral for swap contracts.

Direxion Daily Small Cap Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas	Russell 2000® Index	54,041	$49,134,705	(0.404)%	11/20/2014	$15,174,066
BNP Paribas	Russell 2000® Index	70,000	66,893,176	(0.404)%	1/22/2015	16,242,281
Citibank N.A.	Russell 2000® Index	433,872	476,823,132	(0.004)%	1/23/2015	32,647,618
Credit Suisse International	Russell 2000® Index	327,165	213,338,251	0.017%	1/23/2015	184,558,437
Bank of America Merrill Lynch	Russell 2000® Index	133,175	145,689,937	(0.057)%	1/27/2015	10,656,139
UBS Securities LLC	Russell 2000® Index	426,683	477,617,501	0.047%	8/10/2015	24,081,788
Morgan Stanley Capital Services	Russell 2000® Index	435,369	477,544,645	(0.054)%	11/3/2015	33,593,444
Deutsche Bank AG London	Russell 2000® Index	378,932	419,648,889	0.097%	2/26/2016	25,439,430
BNP Paribas	Russell 2000® Index	20,000	23,451,549	(0.404)%	3/17/2016	41,486
BNP Paribas	Russell 2000® Index	230,000	257,391,774	(0.404)%	4/21/2016	12,685,098
BNP Paribas	Russell 2000® Index	252,096	273,796,673	(0.404)%	5/19/2016	22,064,079

			$2,881,330,232			$377,183,866

The accompanying notes are an integral part of these financial statements.

76	DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 76.9%
Money Market Funds - 76.9%
266,727,876	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$266,727,876
141,440,254	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	141,440,254
57,845,981	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	57,845,981

	TOTAL SHORT TERM INVESTMENTS (Cost $466,014,111)	$466,014,111

	TOTAL INVESTMENTS (Cost $466,014,111) -76.9% (b)	$466,014,111
	Other Assets in Excess of Liabilities - 23.1% (c)	140,346,799

	TOTAL NET ASSETS - 100.0%	$606,360,910

Percentages	are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $466,014,111.

(c)	Includes $12,321,846 cash segregated as collateral for swap contracts.

Direxion Daily Small Cap Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Russell 2000® Index	383,734	$413,528,320	(0.943)%	11/24/2014	$(37,118,474)
Citibank N.A.	Russell 2000® Index	366,589	405,434,277	(1.097)%	2/3/2015	(25,438,014)
Morgan Stanley Capital Services	Russell 2000® Index	198,137	231,359,969	(0.647)%	3/31/2015	(2,265,718)
Credit Suisse International	Russell 2000® Index	275,851	313,505,491	(1.097)%	5/7/2015	(12,601,644)
UBS Securities LLC	Russell 2000® Index	174,015	201,064,556	(0.297)%	7/21/2015	(4,023,003)
Deutsche Bank AG London	Russell 2000® Index	9,946	11,114,426	(1.347)%	7/27/2015	(560,842)
BNP Paribas	Russell 2000® Index	86,905	101,217,514	(1.097)%	11/19/2015	(2,076,555)
BNP Paribas	Russell 2000® Index	35,000	38,622,114	(1.097)%	4/21/2016	(2,523,921)
BNP Paribas	Russell 2000® Index	20,000	21,933,053	(1.097)%	5/19/2016	(1,549,845)

			$1,737,779,720			$(88,158,016)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	77

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 59.4%
Money Market Funds - 59.4%
1,525,357	Dreyfus Treasury Prime Cash Management 0.00% (††)(a)	$1,525,357
1,010,139	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	1,010,139

	TOTAL SHORT TERM INVESTMENTS (Cost $2,535,496)	$2,535,496

	TOTAL INVESTMENTS (Cost $2,535,496) - 59.4% (b)	$2,535,496
	Other Assets in Excess of Liabilities - 40.6%	1,734,023

	TOTAL NET ASSETS - 100.0%	$4,269,519

Percentages	are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,535,496.

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	iShares 7-10 Year Treasury Bond ETF	53,088	$5,445,659	0.197%	4/28/2015	$193,847
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	51,674	5,318,819	(0.404)%	5/21/2015	220,125
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,135	115,210	(0.404)%	6/18/2015	5,128
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,115	111,226	(0.404)%	7/16/2015	6,711
Credit Suisse International	iShares 7-10 Year Treasury Bond ETF	10,655	1,116,016	0.097%	7/27/2015	5,682
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,353	137,853	(0.404)%	8/20/2015	5,288
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	541	55,236	(0.404)%	9/17/2015	1,916
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	1,480	150,277	(0.404)%	11/19/2015	5,630
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	294	30,441	(0.404)%	12/17/2015	488
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	179	18,706	(0.404)%	3/17/2016	78
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	449	47,443	(0.404)%	5/19/2016	(292)

			$12,546,886			$444,601

The accompanying notes are an integral part of these financial statements.

78	DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 64.3%
Money Market Funds - 64.3%
26,284,062	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$26,284,062
8,872,177	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	8,872,177

	TOTAL SHORT TERM INVESTMENTS (Cost $35,156,239)	$35,156,239

	TOTAL INVESTMENTS (Cost $35,156,239) - 64.3% (b)	$35,156,239
	Other Assets in Excess of Liabilities - 35.7%	19,516,890

	TOTAL NET ASSETS - 100.0%	$54,673,129

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $35,156,239.

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares 7-10 Year Treasury Bond ETF	769,406	$81,393,935	(0.597)%	4/21/2015	$(1,767,207)
Morgan Stanley Capital Services	iShares 7-10 Year Treasury Bond ETF	301,870	31,076,957	(1.097)%	8/5/2015	(967,169)
Deutsche Bank AG London	iShares 7-10 Year Treasury Bond ETF	164,876	16,861,888	(1.697)%	9/17/2015	(781,584)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	19,520	2,017,919	(1.597)%	12/17/2015	(46,313)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	146,160	15,172,573	(1.597)%	3/17/2016	(252,048)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	90,084	9,286,872	(1.597)%	4/21/2016	(203,939)
BNP Paribas	iShares 7-10 Year Treasury Bond ETF	69,882	7,390,589	(1.597)%	5/19/2016	48,018

			$163,200,733			$(3,970,242)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	79

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 14.0%
67,966	iShares 20+ Year Treasury Bond ETF	$8,104,946

	TOTAL INVESTMENT COMPANIES (Cost $7,688,816)	$8,104,946

SHORT TERM INVESTMENTS - 43.9%
Money Market Funds - 43.9%
9,460,613	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$9,460,613
9,690,044	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	9,690,044
6,171,754	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	6,171,754

	TOTAL SHORT TERM INVESTMENTS (Cost $25,322,411) (b)	$25,322,411

	TOTAL INVESTMENTS (Cost $33,011,227) - 57.9%	$33,427,357
	Other Assets in Excess of Liabilities - 42.1%	24,302,085

	TOTAL NET ASSETS - 100.0%	$57,729,442

Percentages	are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $25,322,411.

Direxion Daily 20+ Year Treasury Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	iShares 20+ Year Treasury Bond ETF	99,556	$11,805,524	(0.154)%	1/12/2015	$65,299
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	335,392	39,028,670	0.043%	1/27/2015	1,057,834
Morgan Stanley Capital Services	iShares 20+ Year Treasury Bond ETF	237,787	27,407,610	0.297%	4/7/2015	1,041,175
Credit Suisse International	iShares 20+ Year Treasury Bond ETF	456,454	53,937,896	0.097%	4/8/2015	551,010
Deutsche Bank AG London	iShares 20+ Year Treasury Bond ETF	255,163	29,202,154	0.147%	9/17/2015	1,305,603

			$161,381,854			$4,020,921

The accompanying notes are an integral part of these financial statements.

80	DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 70.9%
Money Market Funds - 70.9%
273,904,138	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$273,904,138
24,551,052	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	24,551,052
75,819,686	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	75,819,686

	TOTAL SHORT TERM INVESTMENTS (Cost $374,274,876)	$374,274,876

	TOTAL INVESTMENTS (Cost $374,274,876) - 70.9% (b)	374,274,876
	Other Assets in Excess of Liabilities - 29.1% (c)	153,670,092

	TOTAL NET ASSETS - 100.0%	$527,944,968

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $374,274,876.

(c)	Includes $763,659 cash segregated as collateral for swap contracts.

Direxion Daily 20+ Year Treasury Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	iShares 20+ Year Treasury Bond ETF	3,345,763	$387,229,680	(0.747)%	1/12/2015	$(14,118,538)
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	729,485	84,387,398	(1.043)%	1/27/2015	(3,054,356)
Credit Suisse International	iShares 20+ Year Treasury Bond ETF	2,265,281	262,082,933	(0.597)%	5/7/2015	(8,752,931)
Deutsche Bank AG London	iShares 20+ Year Treasury Bond ETF	3,292,929	383,050,793	(0.547)%	9/17/2015	(10,910,044)
Morgan Stanley Capital Services	iShares 20+ Year Treasury Bond ETF	2,388,955	279,985,526	(0.797)%	11/3/2015	(5,077,054)
BNP Paribas	iShares 20+ Year Treasury Bond ETF	1,059,303	118,993,985	(0.797)%	12/17/2015	(7,733,250)
BNP Paribas	iShares 20+ Year Treasury Bond ETF	200,000	23,435,312	(0.797)%	4/21/2016	(430,766)

			$1,539,165,627			$(50,076,939)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	81

Direxion Daily Brazil Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 29.0%
273,466	iShares MSCI Brazil Capped ETF	$11,824,670

	TOTAL INVESTMENT COMPANIES (Cost $11,883,772)	$11,824,670

SHORT TERM INVESTMENTS - 25.3%
Money Market Funds - 25.3%
9,402,908	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$9,402,908
920,022	Goldman Sachs Financial Square Treasury Instruments Fund 0.00% (††)(a)	920,022

	TOTAL SHORT TERM INVESTMENTS (Cost $10,322,930) (b)	$10,322,930

	TOTAL INVESTMENTS (Cost $22,206,702) -54.3%	$22,147,600
	Other Asset in Excess of Liabilities - 45.7%	18,613,053

	TOTAL NET ASSETS - 100.0%	$40,760,653

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $10,322,930.

Direxion Daily Brazil Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI Brazil Capped ETF	654,095	$27,563,121	(0.454)%	6/10/2015	$1,066,774
BNP Paribas	iShares MSCI Brazil Capped ETF	47,117	2,268,220	(0.404)%	4/21/2016	(232,059)
Citibank N.A.	iShares MSCI Brazil Capped ETF	838,143	34,542,733	(0.404)%	1/8/2016	1,692,734
Deutsche Bank AG London	iShares MSCI Brazil Capped ETF	947,683	41,283,827	(0.354)%	11/16/2015	(309,437)
Bank of America Merrill Lynch	iShares MSCI Brazil Capped ETF	67,501	2,981,016	(0.807)%	6/25/2015	(40,524)

			$108,638,917			$2,177,488

The accompanying notes are an integral part of these financial statements.

82	DIREXION ANNUAL REPORT

Direxion Daily Developed Markets Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 23.6%
133,043	iShares MSCI EAFE ETF	$8,508,100

	TOTAL INVESTMENT COMPANIES (Cost $9,254,128)	$8,508,100

SHORT TERM INVESTMENTS - 40.3%
Money Market Funds - 40.3%
11,011,517	Dreyfus Treasury Prime Cash Management Fund, 0.00% (††)(a)	$11,011,517
3,490,051	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	3,490,051

	TOTAL SHORT TERM INVESTMENTS (Cost $14,501,568) (b)	$14,501,568

	TOTAL INVESTMENTS (Cost $23,755,696) - 63.9%	$23,009,668
	Other Assets in Excess of Liabilities - 36.1% (c)	12,972,549

	TOTAL NET ASSETS - 100.0%	$35,982,217

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,501,568.

(c)	Includes $393,905 cash segregated as collateral for swap contracts.

Direxion Daily Developed Markets Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares MSCI EAFE ETF	224,465	$13,976,965	(0.557)%	3/26/2015	$376,819
Credit Suisse International	iShares MSCI EAFE ETF	678,940	40,643,976	(0.354)%	4/21/2015	4,348,839
Citibank N.A.	iShares MSCI EAFE ETF	298,492	18,584,838	(0.454)%	4/23/2015	535,047
Deutsche Bank AG London	iShares MSCI EAFE ETF	353,084	20,022,719	(0.354)%	4/29/2016	3,724,026

			$93,228,498			$8,984,731

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	83

Direxion Daily Developed Markets Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 69.3%
Money Market Funds - 69.3%
3,926,696	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$3,926,696
1,510,004	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	1,510,004
977,664	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	977,664

	TOTAL SHORT TERM INVESTMENTS (Cost $6,414,364)	$6,414,364

	TOTAL INVESTMENTS (Cost $6,414,364) - 69.3% (b)	$6,414,364
	Other Assets in Excess of Liabilities - 30.7%	2,840,894

	TOTAL NET ASSETS - 100.0%	$9,255,258

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,414,364.

Direxion Daily Developed Markets Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	iShares MSCI EAFE ETF	84,002	$5,622,252	(0.097)%	12/19/2014	$249,008
Credit Suisse International	iShares MSCI EAFE ETF	50,111	3,028,989	(0.097)%	4/8/2015	(175,702)
Bank of America Merrill Lynch	iShares MSCI EAFE ETF	95,217	6,051,724	0.257%	6/25/2015	(36,012)
BNP Paribas	iShares MSCI EAFE ETF	8,307	551,504	(0.097)%	3/17/2016	20,271
BNP Paribas	iShares MSCI EAFE ETF	111,591	7,095,482	(0.097)%	4/21/2016	(41,441)
Deutsche Bank AG London	iShares MSCI EAFE ETF	84,966	5,217,206	(0.147)%	4/29/2016	(216,777)

			$27,567,157			$(200,653)

The accompanying notes are an integral part of these financial statements.

84	DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 17.9%
1,219,112	iShares MSCI Emerging Markets ETF	$51,385,571

	TOTAL INVESTMENT COMPANIES (Cost $54,423,669)	$51,385,571

SHORT TERM INVESTMENTS - 55.0%
Money Market Funds - 55.0%
93,628,280	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$93,628,280
37,838,778	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	37,838,778
26,872,828	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	26,872,828

	TOTAL SHORT TERM INVESTMENTS (Cost $158,339,886) (b)	$158,339,886

	TOTAL INVESTMENTS (Cost $212,763,555) - 72.9%	$209,725,457
	Other Assets in Excess of Liabilities - 27.1% (c)	77,947,855

	TOTAL NET ASSETS - 100.0%	$287,673,312

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $158,339,886.

(c)	Includes $3,224,781 cash segregated as collateral for swap contracts.

Direxion Daily Emerging Markets Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares MSCI Emerging Markets ETF	3,722,494	$151,356,565	(0.507%)	1/15/2015	$6,163,798
Citibank N.A.	iShares MSCI Emerging Markets ETF	4,153,253	171,767,797	(0.404%)	2/3/2015	3,271,930
Morgan Stanley Capital Services	iShares MSCI Emerging Markets ETF	2,991,627	119,426,417	(0.404%)	3/6/2015	7,262,353
Credit Suisse International	iShares MSCI Emerging Markets ETF	3,263,307	128,406,597	(0.354%)	6/17/2015	9,832,670
Deutsche Bank AG London	iShares MSCI Emerging Markets ETF	1,999,025	87,667,396	(0.354%)	7/27/2015	(3,504,568)
BNP Paribas	iShares MSCI Emerging Markets ETF	349,237	14,445,206	(0.404%)	11/19/2015	243,094
BNP Paribas	iShares MSCI Emerging Markets ETF	1,444,310	62,133,020	(0.404%)	12/17/2015	(1,366,068)
BNP Paribas	iShares MSCI Emerging Markets ETF	63,570	2,780,419	(0.404%)	1/21/2016	(105,114)
BNP Paribas	iShares MSCI Emerging Markets ETF	944,620	42,277,037	(0.404%)	3/17/2016	(2,505,122)
BNP Paribas	iShares MSCI Emerging Markets ETF	324,430	14,008,443	(0.404%)	4/21/2016	(339,837)

			$794,268,897			$18,953,136

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	85

Direxion Daily Emerging Markets Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 76.9%
Money Market Funds - 76.9%
37,100,443	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$37,100,443
18,474,644	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	18,474,644
10,570,197	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	10,570,197

	TOTAL SHORT TERM INVESTMENTS (Cost $66,145,284)	$66,145,284

	TOTAL INVESTMENTS (Cost $66,145,284) - 76.9% (b)	$66,145,284
	Other Assets in Excess of Liabilities - 23.1% (c)	19,866,390

	TOTAL NET ASSETS - 100.0%	$86,011,674

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $66,145,284.

(c)	Includes $1,146,752 cash segregated as collateral for swap contracts.

Direxion Daily Emerging Markets Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI Emerging Markets ETF	1,060,548	$43,010,425	(0.197%)	12/22/2014	$(1,695,708)
Bank of America Merrill Lynch	iShares MSCI Emerging Markets ETF	1,744,758	72,618,823	(0.543%)	1/15/2015	(1,422,421)
Morgan Stanley Capital Services	iShares MSCI Emerging Markets ETF	924,865	38,111,670	(0.097%)	5/22/2015	(1,203,416)
Deutsche Bank AG London	iShares MSCI Emerging Markets ETF	1,201,456	51,602,636	(0.847%)	9/23/2015	688,467
BNP Paribas	iShares MSCI Emerging Markets ETF	181,199	7,860,826	(0.747%)	1/21/2016	204,105
Citibank N.A.	iShares MSCI Emerging Markets ETF	631,162	25,862,763	(0.497%)	4/1/2016	(745,102)
BNP Paribas	iShares MSCI Emerging Markets ETF	186,185	7,922,450	(0.747%)	4/21/2016	68,177
BNP Paribas	iShares MSCI Emerging Markets ETF	191,825	7,813,387	(0.747%)	5/19/2016	(273,819)

			$254,802,980			$(4,379,717)

The accompanying notes are an integral part of these financial statements.

86	DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 5.5%
153,435	iShares China Large-Cap ETF	$6,126,660

	TOTAL INVESTMENT COMPANIES (Cost $5,979,450)	$6,126,660

SHORT TERM INVESTMENTS - 63.1%
Money Market Funds - 63.1%
49,453,829	Dreyfus Treasury Prime Cash Management Fund, 0.00% (††)(a)	$49,453,829
20,493,431	Morgan Stanley Institutional Global Liquidity Treasury Fund , 0.03% (a)	20,493,431

	TOTAL SHORT TERM INVESTMENTS (Cost $69,947,260) (b)	$69,947,260

	TOTAL INVESTMENTS (Cost $75,926,710) - 68.7%	$76,073,920
	Other Assets in Excess of Liabilities - 31.3% (c)	34,709,996

	TOTAL NET ASSETS - 100.0%	$110,783,916

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $69,947,260.

(c)	Includes $7,456,278 cash segregated as collateral for swap contracts.

Direxion Daily FTSE China Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	iShares China Large-Cap ETF	36,271	$1,473,912	(0.154)%	12/18/2014	$(25,888)
Morgan Stanley Capital Services	iShares China Large-Cap ETF	2,549,196	91,031,052	(0.554)%	8/5/2015	11,860,818
Citibank N.A.	iShares China Large-Cap ETF	2,480,300	96,039,694	(0.406)%	10/20/2015	2,991,874
BNP Paribas	iShares China Large-Cap ETF	115,230	4,504,090	(0.404)%	4/21/2016	86,425
BNP Paribas	iShares China Large-Cap ETF	2,989,060	115,171,480	(0.404)%	5/19/2016	4,178,183

			$308,220,228			$19,091,412

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	87

Direxion Daily FTSE China Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 81.9%
Money Market Funds - 81.9%
5,854,744	Dreyfus Treasury Prime Cash Management 0.00% (††)(a)	$5,854,744
5,600,980	Morgan Stanley Institutional Global Liquidity Treasury Fund , 0.03% (a)	5,600,980

	TOTAL SHORT TERM INVESTMENTS (Cost $11,455,724)	$11,455,724

	TOTAL INVESTMENTS (Cost $11,455,724) - 81.9% (b)	$11,455,724
	Other Assets in Excess of Liabilities - 18.1%	2,530,426

	TOTAL NET ASSETS - 100.0%	$13,986,150

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $11,455,724.

Direxion Daily FTSE China Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	iShares China Large-Cap ETF	408,102	$16,210,211	(0.847)%	12/18/2014	$(101,001)
Credit Suisse International	iShares China Large-Cap ETF	143,505	5,439,021	(0.497)%	6/12/2015	(291,905)
Morgan Stanley Capital Services	iShares China Large-Cap ETF	440,650	15,938,513	(0.347)%	8/4/2015	(1,900,925)
Citibank N.A.	iShares China Large-Cap ETF	14,750	564,335	(0.747)%	10/20/2015	(24,738)
BNP Paribas	iShares China Large-Cap ETF	22,315	854,494	(0.597)%	4/21/2016	(50,120)
BNP Paribas	iShares China Large-Cap ETF	21,485	815,193	(0.597)%	5/19/2016	(58,568)

			$39,821,767			$(2,427,257)

The accompanying notes are an integral part of these financial statements.

88	DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 66.7%
118,589	Vanguard FTSE Europe ETF	$6,423,966

	TOTAL INVESTMENT COMPANIES (Cost $6,884,064)	$6,423,966

SHORT TERM INVESTMENTS - 21.5%
Money Market Funds - 21.5%
2,073,846	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$2,073,846

	TOTAL SHORT TERM INVESTMENTS (Cost $2,073,846) (b)	$2,073,846

	TOTAL INVESTMENTS (Cost $8,957,910) - 88.2%	$8,497,812
	Other Assets in Excess of Liabilities - 11.8%	1,132,811

	TOTAL NET ASSETS - 100.0%	$9,630,623

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,073,846.

Direxion Daily FTSE Europe Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Vanguard FTSE Europe ETF	293,881	$16,233,380	(0.404)%	7/22/2015	$(305,913)
Citibank N.A.	Vanguard FTSE Europe ETF	34,766	2,005,974	(0.354)%	8/6/2015	(114,540)
BNP Paribas	Vanguard FTSE Europe ETF	85,203	4,749,313	(0.404)%	4/21/2016	(135,621)
BNP Paribas	Vanguard FTSE Europe ETF	923	47,793	(0.404)%	5/19/2016	2,195

			$23,036,460			$(553,879)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	89

Direxion Daily India Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 2.7%
96,615	PowerShares India Portfolio	$2,182,533

	TOTAL INVESTMENT COMPANIES (Cost $2,148,621)	$2,182,533

SHORT TERM INVESTMENTS - 49.8%
Money Market Funds - 49.8%
29,642,791	Dreyfus Treasury Prime Cash Management 0.00% ††(a)	$29,642,791
5,320,088	Goldman Sachs Financial Square Treasury Instruments Fund 0.00% ††(a)	5,320,088
4,331,945	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.03% (a)	4,331,945

	TOTAL SHORT TERM INVESTMENTS (Cost $39,294,824) (b)	$39,294,824

	TOTAL INVESTMENTS (Cost $41,443,445) - 52.5%	$41,477,357
	Other Assets in Excess of Liabilities - 47.5%	37,471,227

	TOTAL NET ASSETS - 100.0%	$78,948,584

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $39,294,824.

Direxion Daily India Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	PowerShares India Portfolio	1,169,274	$21,267,406	(0.657)%	1/16/2015	$5,240,476
Deutsche Bank AG London	PowerShares India Portfolio	1,194,604	21,181,969	0.097%	3/11/2015	6,009,404
Credit Suisse International	PowerShares India Portfolio	2,645,796	39,700,510	(0.404)%	4/21/2015	20,707,611
Morgan Stanley Capital Services	PowerShares India Portfolio	864,250	19,209,980	(0.654)%	5/29/2015	355,855
UBS Securities LLC	PowerShares India Portfolio	1,030,875	22,848,988	(0.454)%	10/19/2015	469,339
Citibank N.A.	PowerShares India Portfolio	3,260,587	70,936,882	(0.554)%	12/28/2015	2,703,931
BNP Paribas	PowerShares India Portfolio	222,732	4,930,045	(0.404)%	4/21/2016	99,424

			$200,075,780			$35,586,040

The accompanying notes are an integral part of these financial statements.

90	DIREXION ANNUAL REPORT

Direxion Daily Japan Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 6.2%
37,614	iShares MSCI Japan ETF	$453,625

	TOTAL INVESTMENT COMPANIES (Cost $448,359)	$453,625

SHORT TERM INVESTMENTS - 49.2%
Money Market Funds - 49.2%
3,613,460	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$3,613,460

	TOTAL SHORT TERM INVESTMENTS (Cost $3,613,460) (b)	$3,613,460

	TOTAL INVESTMENTS (Cost $4,061,819) - 55.4%	$4,067,085
	Other Assets in Excess of Liabilities - 44.6%	3,269,440

	TOTAL NET ASSETS - 100.0%	$7,336,525

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,613,460.

Direxion Daily Japan Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares MSCI Japan ETF	757,155	$8,613,713	(0.454)%	8/26/2015	$554,628
BNP Paribas	iShares MSCI Japan ETF	104,567	1,183,833	(0.404)%	10/22/2015	89,533
BNP Paribas	iShares MSCI Japan ETF	132,580	1,476,655	(0.404)%	11/19/2015	129,958
UBS Securities LLC	iShares MSCI Japan ETF	157,520	1,899,976	(0.456)%	12/2/2015	(285)
BNP Paribas	iShares MSCI Japan ETF	201,442	2,313,257	(0.404)%	12/17/2015	128,540
BNP Paribas	iShares MSCI Japan ETF	63,015	754,440	(0.404)%	1/21/2016	9,559
BNP Paribas	iShares MSCI Japan ETF	371,185	4,114,780	(0.404)%	5/19/2016	361,176

			$20,356,654			$1,273,109

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	91

Direxion Daily Latin America Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 38.3%
228,500	iShares Latin America 40 ETF	$8,390,520

	TOTAL INVESTMENT COMPANIES (Cost $8,588,164)	$8,390,520

SHORT TERM INVESTMENTS - 32.6%
Money Market Funds - 32.6%
7,129,077	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$7,129,077

	TOTAL SHORT TERM INVESTMENTS (Cost $7,129,077) (b)	$7,129,077

	TOTAL INVESTMENTS (Cost $15,717,241) - 70.9%	$15,519,597
	Other Assets in Excess of Liabilities - 29.1%	6,359,556

	TOTAL NET ASSETS - 100.0%	$21,879,153

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $7,129,077.

Direxion Daily Latin America Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	iShares Latin America 40 ETF	613,708	$21,305,579	(0.404)%	12/18/2014	$1,422,070
Credit Suisse International	iShares Latin America 40 ETF	542,938	19,044,397	(0.354)%	6/17/2015	1,051,134
Citibank N.A.	iShares Latin America 40 ETF	166,173	5,988,803	(0.404)%	12/9/2015	112,917
BNP Paribas	iShares Latin America 40 ETF	26,480	978,516	(0.404)%	4/21/2016	(6,490)
BNP Paribas	iShares Latin America 40 ETF	209,759	7,603,538	(0.404)%	5/19/2016	143,775

			$54,920,833			$2,723,406

The accompanying notes are an integral part of these financial statements.

92	DIREXION ANNUAL REPORT

Direxion Daily Russia Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 26.6%
2,087,498	Market Vectors® Russia ETF	$45,883,206

	TOTAL INVESTMENT COMPANIES (Cost $46,576,377)	$45,883,206

SHORT TERM INVESTMENTS - 67.2%
Money Market Funds - 67.2%
65,100,192	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	$65,100,192
44,200,100	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% ††(a)	44,200,100
6,510,030	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	6,510,030

	TOTAL SHORT TERM INVESTMENTS (Cost $115,810,322) (b)	$115,810,322

	TOTAL INVESTMENTS (Cost $162,386,699) - 93.8%	$161,693,528
	Other Assets in Excess of Liabilities - 6.2% (c)	10,766,889

	TOTAL NET ASSETS - 100.0%	$172,460,417

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $115,810,322.

(c)	Includes $578,947 cash segregated as collateral for swap contracts.

Direxion Daily Russia Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Market Vectors® Russia ETF	1,825,871	$43,106,068	0.297%	1/23/2015	$(2,959,820)
Citibank N.A.	Market Vectors® Russia ETF	2,991,906	71,638,310	0.097%	9/18/2015	(5,862,262)
Bank of America Merrill Lynch	Market Vectors® Russia ETF	7,570,390	169,899,482	(0.457)%	2/24/2016	(3,550,825)
Morgan Stanley Capital Services	Market Vectors® Russia ETF	1,000,000	23,434,686	(0.654)%	3/24/2016	(1,470,866)
BNP Paribas	Market Vectors® Russia ETF	3,203,396	72,211,030	(0.404)%	4/21/2016	(1,825,180)
Deutsche Bank AG London	Market Vectors® Russia ETF	4,860,060	107,977,001	(0.154)%	5/18/2016	(1,174,853)

			$488,266,577			$(16,843,806)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	93

Direxion Daily Russia Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 68.6%
Money Market Funds - 68.6%
8,029,438	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$8,029,438
1,510,053	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	1,510,053
1,630,454	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	1,630,454

	TOTAL SHORT TERM INVESTMENTS (Cost $11,169,945)	$11,169,945

	TOTAL INVESTMENTS (Cost $11,169,945) - 68.6% (b)	$11,169,945
	Other Assets in Excess of Liabilities - 31.4% (c)	5,116,400

	TOTAL NET ASSETS - 100.0%	$16,286,345

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $11,169,945.

(c)	Includes $2,132,105 cash segregated as collateral for swap contracts at October 31, 2014.

Direxion Daily Russia Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	Market Vectors® Russia ETF	95,066	$2,030,421	(0.347)%	4/8/2015	$(59,134)
Credit Suisse International	Market Vectors® Russia ETF	204,355	4,492,868	(1.397)%	4/21/2015	(4,085)
Citibank N.A.	Market Vectors® Russia ETF	376,427	9,316,590	(2.347)%	9/18/2015	1,004,815
Bank of America Merrill Lynch	Market Vectors® Russia ETF	284,621	6,040,107	(1.593)%	2/24/2016	(219,385)
BNP Paribas	Market Vectors® Russia ETF	101,964	2,239,701	(1.597)%	4/21/2016	(4,050)
Deutsche Bank AG London	Market Vectors® Russia ETF	1,067,362	22,763,224	(1.848)%	4/25/2016	(705,727)
BNP Paribas	Market Vectors® Russia ETF	93,119	1,973,728	(1.597)%	5/19/2016	(73,180)

			$48,856,639			$(60,746)

The accompanying notes are an integral part of these financial statements.

94	DIREXION ANNUAL REPORT

Direxion Daily South Korea Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 23.8%
7,881	iShares MSCI South Korea Capped ETF	$462,063

	TOTAL INVESTMENT COMPANIES (Cost $447,870)	$462,063

SHORT TERM INVESTMENTS - 73.4%
Money Market Funds - 73.4%
737,078	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$737,078
240,003	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	240,003
450,163	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	450,163

	TOTAL SHORT TERM INVESTMENTS (Cost $1,427,244) (b)	$1,427,244

	TOTAL INVESTMENTS (Cost $1,875,114) - 97.2%	$1,889,307
	Other Assets in Excess of Liabilities - 2.8%	54,084

	TOTAL NET ASSETS - 100.0%	$1,943,391

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,427,244.

Direxion Daily South Korea Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas	iShares MSCI South Korea Capped ETF	31,546	$1,615,567	(0.404)%	1/22/2015	$253,139
Bank of America Merrill Lynch	iShares MSCI South Korea Capped ETF	11,865	737,353	(0.757)%	3/26/2015	(42,362)
Morgan Stanley Capital Services	iShares MSCI South Korea Capped ETF	36,208	2,080,918	(0.704)%	4/13/2015	47,524
Credit Suisse International	iShares MSCI South Korea Capped ETF	11,942	738,806	(0.454)%	6/26/2015	(38,964)

			$5,172,644			$219,337

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	95

Direxion Daily Basic Materials Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 45.9%
58,050	Materials Select Sector SPDR® Fund	$2,809,620

	TOTAL INVESTMENT COMPANIES (Cost $2,672,622)	$2,809,620

SHORT TERM INVESTMENTS - 34.2%
Money Market Funds - 34.2%
1,470,016	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$1,470,016
620,005	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% ††(a)	620,005

	TOTAL SHORT TERM INVESTMENTS (Cost $2,090,021) (b)	$2,090,021

	TOTAL INVESTMENTS (Cost $4,762,643) - 80.1%	$4,899,641
	Other Assets in Excess of Liabilities - 19.9%	1,220,119

	TOTAL NET ASSETS - 100.0%	$6,119,760

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,090,021.

Direxion Daily Basic Materials Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas	Materials Select Sector SPDR® Fund	76,458	$3,449,057	(0.404)%	9/17/2015	$240,953
Bank of America Merrill Lynch	Materials Select Sector SPDR® Fund	68,481	3,271,745	(0.457)%	9/25/2015	42,458
BNP Paribas	Materials Select Sector SPDR® Fund	28,663	1,332,758	(0.404)%	10/22/2015	50,768
BNP Paribas	Materials Select Sector SPDR® Fund	6,231	297,314	(0.404)%	11/19/2015	3,646
BNP Paribas	Materials Select Sector SPDR® Fund	6,558	298,213	(0.404)%	5/19/2016	19,133
Deutsche Bank AG London	Materials Select Sector SPDR® Fund	134,891	4,238,527	(0.254)%	6/17/2016	2,614,507

			$12,887,614			$2,971,465

The accompanying notes are an integral part of these financial statements.

96	DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 28.5%
9,131,348	Market Vectors® Gold Miners ETF	$157,150,499

	TOTAL INVESTMENT COMPANIES (Cost $173,052,503)	$157,150,499

SHORT TERM INVESTMENTS - 121.5%
Money Market Funds - 121.5%
660,546,976	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$660,546,976
10,468,141	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	10,468,141

	TOTAL SHORT TERM INVESTMENTS (Cost $671,015,117) (b)	$671,015,117

	TOTAL INVESTMENTS (Cost $844,067,620) - 150.0%	$828,165,616
	Liabilities in Excess of Other Assets - (50.0%) (c)	(275,898,988)

	TOTAL NET ASSETS - 100.0%	$552,266,628

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $671,015,117.

(c)	Includes $106,547,469 cash segregated as collateral for swap contracts at October 31, 2014.

Direxion Daily Gold Miners Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Market Vectors® Gold Miners ETF	17,085,294	$404,873,778	(0.554)%	3/18/2015	$(111,117,416)
Credit Suisse International	Market Vectors® Gold Miners ETF	26,606,508	608,877,968	(0.504)%	5/7/2015	(151,377,947)
Deutsche Bank AG London	Market Vectors® Gold Miners ETF	28,731,658	623,664,131	(0.454)%	7/6/2015	(129,628,758)
UBS Securities LLC	Market Vectors® Gold Miners ETF	10,500,000	262,159,318	(0.454)%	7/22/2015	(81,715,651)
Morgan Stanley Capital Services	Market Vectors® Gold Miners ETF	1,031,933	23,868,610	(0.504)%	3/21/2016	(6,122,545)
BNP Paribas	Market Vectors® Gold Miners ETF	3,188,090	68,550,402	(0.404)%	5/19/2016	(13,696,448)

			$1,991,994,207			$(493,658,765)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	97

Direxion Daily Gold Miners Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 47.3%
Money Market Funds - 47.3%
84,607,574	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$84,607,574
6,778,128	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	6,778,128

	TOTAL SHORT TERM INVESTMENTS (Cost $91,385,702)	$91,385,702

	TOTAL INVESTMENTS (Cost $91,385,702) - 47.3% (b)	$91,385,702
	Other Assets in Excess of Liabilities - 52.7% (c)	101,654,519

	TOTAL NET ASSETS - 100.0%	$193,040,221

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $91,385,702.

(c)	Includes $13,894,737 cash segregated as collateral for swap contracts at October 31, 2014.

Direxion Daily Gold Miners Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	Market Vectors® Gold Miners ETF	1,042,035	$27,079,856	(0.197)%	1/16/2015	$9,137,575
Citibank N.A.	Market Vectors® Gold Miners ETF	7,703,138	203,165,995	(0.247)%	5/4/2015	70,492,561
UBS Securities LLC	Market Vectors® Gold Miners ETF	6,100,000	160,827,872	0.154%	8/5/2015	55,918,035
Deutsche Bank AG London	Market Vectors® Gold Miners ETF	8,111,264	155,421,099	0.004%	12/10/2015	15,826,306
BNP Paribas	Market Vectors® Gold Miners ETF	537,158	10,966,575	(0.347)%	4/21/2016	1,719,910
Credit Suisse International	Market Vectors® Gold Miners ETF	7,157,869	123,186,925	(0.197)%	5/3/2016	—
BNP Paribas	Market Vectors® Gold Miners ETF	3,000,000	56,028,790	(0.347)%	5/19/2016	4,397,703

			$736,677,112			$157,492,090

The accompanying notes are an integral part of these financial statements.

98	DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 37.7%
1,064,857	Health Care Select Sector SPDR® Fund	$71,632,931

	TOTAL INVESTMENT COMPANIES (Cost $68,461,472)	$71,632,931

SHORT TERM INVESTMENTS - 33.9%
Money Market Funds - 33.9%
30,405,731	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$30,405,731
20,020,238	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	20,020,238
13,953,316	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	13,953,316

	TOTAL SHORT TERM INVESTMENTS (Cost $64,379,285) (b)	$64,379,285

	TOTAL INVESTMENTS (Cost $132,840,757) - 71.6%	$136,012,216
	Other Assets in Excess of Liabilities - 28.4% (c)	53,808,209

	TOTAL NET ASSETS - 100.0%	$189,820,425

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $64,379,285.

(c)	Includes $19,804,596 cash segregated as collateral for swap contracts.

Direxion Daily Healthcare Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Health Care Select Sector SPDR® Fund	1,410,084	$80,078,832	(0.457)%	11/24/2014	$15,495,024
Morgan Stanley Capital Services	Health Care Select Sector SPDR® Fund	1,121,257	61,989,162	(0.404)%	4/15/2015	14,074,807
Credit Suisse International	Health Care Select Sector SPDR® Fund	718,384	32,292,968	(0.454)%	4/21/2015	16,804,289
Citibank N.A.	Health Care Select Sector SPDR® Fund	2,038,230	131,840,323	(0.454)%	4/29/2015	5,260,063
UBS Securities LLC	Health Care Select Sector SPDR® Fund	563,630	35,938,929	(0.304)%	10/19/2015	1,991,871
BNP Paribas	Health Care Select Sector SPDR® Fund	32,514	2,090,419	(0.404)%	3/17/2016	97,210
BNP Paribas	Health Care Select Sector SPDR® Fund	781,565	50,531,089	(0.404)%	4/21/2016	2,027,251
BNP Paribas	Health Care Select Sector SPDR® Fund	316,165	20,459,967	(0.404)%	5/19/2016	802,721
Deutsche Bank AG London	Health Care Select Sector SPDR® Fund	418,769	17,808,420	(0.254)%	10/3/2017	10,923,472

			$433,030,109			$67,476,708

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	99

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 24.1%
1,652,215	Market Vectors® Junior Gold Miners ETF	$40,429,701

	TOTAL INVESTMENT COMPANIES (Cost $44,882,105)	$40,429,701

SHORT TERM INVESTMENTS - 165.3%
Money Market Funds - 165.3%
243,761,534	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$243,761,534
34,114,314	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.03% (a)	34,114,314

	TOTAL SHORT TERM INVESTMENTS (Cost $277,875,848) (b)	$277,875,848

	TOTAL INVESTMENTS - 189.4% (Cost $322,757,953)	$318,305,549
	Liabilities in Excess of Other Assets - (89.4)% (c)	(150,214,200)

	TOTAL NET ASSETS - 100.0%	$168,091,349

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregatged as collateral for swap contracts. Total value of securities segregated amounted to $277,875,848.

(c)	Includes $11,440,977 cash segregatged as collateral for swap contracts.

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Market Vectors® Junior Gold Miners ETF	3,833,859	$126,077,106	(0.354)%	4/7/2015	$(32,282,550)
Citibank N.A.	Market Vectors® Junior Gold Miners ETF	1,196,917	50,821,716	(0.354)%	4/16/2015	(21,574,717)
BNP Paribas	Market Vectors® Junior Gold Miners ETF	952,585	43,360,812	(0.404)%	8/20/2015	(20,104,632)
UBS Securities, LLC	Market Vectors® Junior Gold Miners ETF	3,811,704	128,548,710	(0.454)%	10/23/2015	(35,310,073)
BNP Paribas	Market Vectors® Junior Gold Miners ETF	2,050,000	71,045,208	(0.404)%	11/19/2015	(20,906,302)
Morgan Stanley Capital Services	Market Vectors® Junior Gold Miners ETF	2,830,850	81,623,037	(0.504)%	12/1/2015	(12,354,826)
BNP Paribas	Market Vectors® Junior Gold Miners ETF	400,000	12,642,528	(0.404)%	12/17/2015	(2,855,662)
Deutsche Bank AG London	Market Vectors® Junior Gold Miners ETF	3,881,309	154,570,072	(0.654)%	10/8/2018	(59,760,161)

			$668,689,189			$(205,148,923)

The accompanying notes are an integral part of these financial statements.

100	DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 74.6%
Money Market Funds - 74.6%
25,833,447	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$25,833,447
12,890,000	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	12,890,000

	TOTAL SHORT TERM INVESTMENTS (Cost $38,723,447)	$38,723,447

	TOTAL INVESTMENTS (Cost $38,723,447) - 74.6% (b)	$38,723,447
	Other Assets in Excess of Liabilities - 25.4%	13,169,617

	TOTAL NET ASSETS - 100.0%	$51,893,064

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $38,723,447.

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Market Vectors® Junior Gold Miners ETF	1,530,896	$44,376,060	(0.197)%	4/7/2015	$6,914,351
Citibank N.A.	Market Vectors® Junior Gold Miners ETF	477,962	19,302,766	(0.847)%	4/16/2015	7,570,099
Morgan Stanley Capital Services	Market Vectors® Junior Gold Miners ETF	1,419,576	37,554,007	(0.347)%	5/27/2015	2,816,841
BNP Paribas	Market Vectors® Junior Gold Miners ETF	328,574	14,342,673	(0.447)%	8/20/2015	6,282,401
Deutsche Bank AG London	Market Vectors® Junior Gold Miners ETF	1,691,556	70,061,695	(0.247)%	9/7/2015	28,635,261
UBS Securities LLC	Market Vectors® Junior Gold Miners ETF	913,050	28,191,850	0.104%	10/22/2015	5,850,550

			$213,829,051			$58,069,503

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	101

Direxion Daily Natural Gas Related Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
COMMON STOCKS - 56.8%
Oil and Gas Extraction - 54.3%
10,121	Anadarko Petroleum Corp.	$928,905
11,086	Apache Corp.	855,839
32,322	Cabot Oil & Gas Corp.	1,005,214
42,822	Chesapeake Energy Corp.	949,792
7,959	Cimarex Energy Co.	904,700
51,465	Comstock Resources, Inc.	609,346
15,253	Devon Energy Corp.	915,180
47,519	Encana Corp.	885,279
239,208	EXCO Resources, Inc.	729,584
740,888	Forest Oil Corp. (a)	600,119
57,632	Goodrich Petroleum Corp. (a)	474,888
169,349	Magnum Hunter Resources Corp. (a)	785,779
43,245	Matador Resources Co. (a)	1,049,556
27,839	Newfield Exploration Co. (a)	907,830
15,506	Noble Energy, Inc.	893,611
33,667	QEP Resources, Inc.	844,032
1,172,271	Quicksilver Resources, Inc. (a)	640,763
14,718	Range Resources Corp.	1,006,711
216,405	SandRidge Energy, Co. (a)	843,980
47,349	Seventy Seven Energy, Inc. (a)	618,851
12,509	SM Energy Co.	704,257
28,458	Southwestern Energy Co. (a)	925,170
38,696	Statoil ASA ADR	888,073
33,713	Stone Energy Corp. (a)	825,969
103,985	Swift Energy Co. (a)	712,297
111,246	Talisman Energy, Inc.	709,750
43,004	Ultra Petroleum Corp. (a)	980,491
42,236	WPX Energy Inc. (a)	807,552

		23,003,518

Utilities - 2.5%
11,300	EQT Corp.	1,062,652

	TOTAL COMMON STOCKS (Cost $23,493,952)	$24,066,170

Shares		Fair Value
SHORT TERM INVESTMENTS - 33.9%
Money Market Funds - 33.9%
14,389,868	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$14,389,868

	TOTAL SHORT TERM INVESTMENTS (Cost $14,389,868) (c)	$14,389,868

	TOTAL INVESTMENTS (Cost $37,883,820) - 90.7%	$38,456,038
	Other Assets in Excess of Liabilities - 9.3% (d)	3,955,832

	TOTAL NET ASSETS - 100.0%	$42,411,870

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2014.

(c)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $14,389,868.

(d)	Includes $1,000,000 cash segregated as collateral for swap contracts at October 31, 2014.

ADR — American Depository Receipt

Direxion Daily Natural Gas Related Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	ISE-Revere Natural Gas IndexTM	455,663	$43,077,278	(0.304)%	4/14/2015	$(1,262,153)
Citibank N.A.	ISE-Revere Natural Gas IndexTM	347,430	30,807,966	(0.354)%	4/20/2016	783,485
Deutsche Bank AG London	ISE-Revere Natural Gas IndexTM	331,695	30,864,942	(0.304)%	7/17/2015	(705,041)

			$104,750,186			$(1,183,709)

The accompanying notes are an integral part of these financial statements.

102	DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

COMMON STOCKS - 47.1%
Broadcasting (except Internet) - 0.7%
3,966	Liberty Interactive Corp. Class A (a)	$103,671

Building Material and Garden Equipment and Supplies Dealers - 9.8%
11,051	Home Depot, Inc.	1,077,694
8,232	Lowe’s Companies, Inc.	470,870

		1,548,564

Clothing and Clothing Accessories Stores - 6.3%
588	Abercrombie & Fitch Co. Class A	19,686
1,051	Ascena Retail Group, Inc. (a)	13,085
1,238	Chicos FAS, Inc.	18,669
207	Dillard’s, Inc. Class A	21,892
607	DSW, Inc. Class A	17,998
1,178	Foot Locker, Inc.	65,980
2,138	Gap, Inc.	81,009
1,964	L Brands, Inc.	141,644
1,120	Nordstrom, Inc.	81,323
1,716	Ross Stores, Inc.	138,515
5,659	TJX Companies, Inc.	358,328
865	Urban Outfitters, Inc. (a)	26,261

		984,390

Electronics and Appliance Stores - 0.8%
522	Aaron’s, Inc.	12,924
2,320	Best Buy Co., Inc.	79,205
926	GameStop Corp. Class A	39,596

		131,725

Furniture and Home Furnishings Stores - 1.0%
1,499	Bed Bath & Beyond, Inc. (a)	100,943
761	Williams-Sonoma, Inc.	49,488

		150,431

General Merchandise Stores - 15.8%
470	Big Lots, Inc.	21,456
3,554	Costco Wholesale Corp.	473,997
2,505	Dollar General Corp. (a)	156,988
1,671	Dollar Tree, Inc. (a)	101,213
773	Family Dollar Stores, Inc.	60,518
2,463	J.C. Penney Co., Inc. (a)	18,743
1,685	Kohl’s Corp.	91,361
2,923	Macy’s, Inc.	169,008
215	Sears Holdings Corp. (a)	7,508
5,120	Target Corp.	316,518
1,119	Tractor Supply Co.	81,933
12,874	Wal-Mart Stores, Inc.	981,900

		2,481,143

Health and Personal Care Stores - 0.6%
1,308	Sally Beauty Holdings, Inc. (a)	38,338
520	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	62,821

		101,159

Merchant Wholesalers, Durable Goods - 1.0%
857	O’Reilly Automotive, Inc. (a)	150,729

Merchant Wholesalers, Nondurable Goods - 0.3%
611	CST Brands, Inc.	23,371
476	Nu Skin Enterprises, Inc. Class A	25,147

		48,518

Shares		Fair Value

Miscellaneous Store Retailers - 0.8%
802	PetSmart, Inc.	$58,025
5,225	Staples, Inc.	66,253

		124,278

Motion Picture and Sound Recording Industries - 1.2%
484	Netflix, Inc. (a)	190,101

Motor Vehicle and Parts Dealers - 2.4%
589	Advance Auto Parts, Inc.	86,559
588	AutoNation, Inc. (a)	33,669
264	AutoZone, Inc. (a)	146,129
1,781	CarMax, Inc. (a)	99,576
344	Penske Automotive Group, Inc.	15,563

		381,496

Nonstore Retailers - 5.9%
3,036	Amazon.com, Inc. (a)	927,376
107	zulily, inc. (a)	3,893

		931,269

Petroleum and Coal Products Manufacturing - 0.1%
378	Murphy USA, Inc. (a)	21,659

Sporting Goods, Hobby, Musical Instrument, and Book Stores - 0.4%
404	Cabela’s, Inc. (a)	19,400
780	Dick’s Sporting Goods, Inc.	35,388
224	The Michaels Companies, Inc. (a)	4,095

		58,883

	TOTAL COMMON STOCKS (Cost $7,026,324)	$7,408,016

SHORT TERM INVESTMENTS - 20.0%
Money Market Funds - 20.0%
2,012,337	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$2,012,337
1,140,050	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (b)	1,140,050

	TOTAL SHORT TERM INVESTMENTS (Cost $3,152,387) (c)	$3,152,387

	TOTAL INVESTMENTS - (Cost $10,178,711) - 67.1%	$10,560,403
	Other Assets in Excess of Liabilities -32.9%	5,180,949

	TOTAL NET ASSETS - 100.0%	$15,741,352

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2014.

(c)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,152,387.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	103

Direxion Daily Retail Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	Russell Retail 1000® Index	2,557	$5,639,454	(0.454)%	1/21/2015	$88,158
Credit Suisse International	Russell Retail 1000® Index	13,272	23,448,394	(0.304)%	4/14/2015	6,789,863
Deutsche Bank AG London	Russell Retail 1000® Index	1,945	2,306,662	(0.304)%	8/7/2015	2,180,882

			$31,394,510			$9,058,903

The accompanying notes are an integral part of these financial statements.

104	DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
COMMON STOCKS - 33.7%
Computer and Electronic Product Manufacturing -29.0%
43,111	Altera Corp.	$1,481,725
43,843	Analog Devices, Inc.	2,175,490
17,820	ARM Holdings Plc ADR	761,092
58,395	Atmel Corp. (a)	433,291
27,408	Avago Technologies Ltd.	2,363,940
57,133	Broadcom Corp. Class A	2,392,730
16,751	Cree, Inc. (a)	527,322
42,389	Freescale Semiconductor Ltd (a)	843,117
128,866	Intel Corp.	4,382,733
23,075	KLA-Tencor Corp.	1,826,386
33,278	Linear Technology Corp.	1,425,630
70,907	Marvell Technology Group Ltd.	952,990
39,618	Maxim Integrated Products, Inc.	1,162,392
27,962	Microchip Technology, Inc.	1,205,442
137,148	Micron Technology, Inc. (a)	4,538,227
32,836	NXP Semiconductor NV (a)	2,254,520
61,551	ON Semiconductor Corp. (a)	510,258
59,132	QUALCOMM, Inc.	4,642,453
40,134	RF Micro Devices, Inc. (a)	522,143
22,965	SanDisk Corp.	2,161,925
26,446	Skyworks Solutions, Inc. (a)	1,540,215
37,519	SunEdison, Inc. (a)	731,996
107,446	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,365,961
28,557	Teradyne, Inc. (a)	525,449
93,399	Texas Instruments, Inc.	4,638,194
37,462	Xilinx, Inc.	1,666,310

		48,031,931

Machinery Manufacturing - 3.8%
156,047	Applied Materials, Inc.	3,447,078
11,309	ASML Holding NV	1,127,281
22,614	Lam Research Corp. (a)	1,760,726

		6,335,085

Shares		Fair Value
Publishing Industries (except Internet) - 0.9%
75,613	NVIDIA Corp.	1,477,478

	TOTAL COMMON STOCKS (Cost $53,751,080)	$55,844,494

SHORT TERM INVESTMENTS - 32.0%
Money Market Funds - 32.0%
49,854,331	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$49,854,331
1	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(b)	1
3,079,127	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (b)	3,079,127

	TOTAL SHORT TERM INVESTMENTS (Cost $52,933,459) (c)	$52,933,459

	TOTAL INVESTMENTS (Cost $106,684,539) - 65.7%	$108,777,953
	Other Assets in Excess of Liabilities - 34.3%	56,872,506

	TOTAL NET ASSETS - 100.0%	$165,650,459

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2014.

(c)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $52,933,459.

ADR — American Depository Receipt

Direxion Daily Semiconductor Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	PHLX Semiconductor Sector Index	21,293	$13,344,487	(0.354)%	1/21/2015	$311,137
Deutsche Bank AG London	PHLX Semiconductor Sector Index	72,237	46,756,025	(0.154)%	3/11/2015	(437,145)
Credit Suisse International	PHLX Semiconductor Sector Index	246,343	89,068,215	(0.154)%	4/16/2015	73,145,162
Citibank N.A.	PHLX Semiconductor Sector Index	310,717	187,028,501	(0.504)%	12/18/2015	12,237,491
BNP Paribas	PHLX Semiconductor Sector Index	37,742	24,192,028	(0.404)%	5/19/2016	(4,837)

			$360,389,256			$85,251,808

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	105

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 67.2%
Money Market Funds - 67.2%
9,772,009	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$9,772,009
1	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	1
5,254,497	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	5,254,497

	TOTAL SHORT TERM INVESTMENTS (Cost $15,026,507)	$15,026,507

	TOTAL INVESTMENTS (Cost $15,026,507) - 67.2% (b)	$15,026,507
	Other Assets in Excess of Liabilities - 32.8% (c)	7,338,085

	TOTAL NET ASSETS - 100.0%	$22,364,592

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,026,507.

(c)	Includes $410,000 cash segregated as collateral for swap contracts.

Direxion Daily Semiconductor Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	PHLX Semiconductor Sector Index	24,646	$15,393,457	0.004%	11/24/2014	$(414,411)
Deutsche Bank AG London	PHLX Semiconductor Sector Index	57,442	36,810,076	(0.247)%	3/11/2015	(39,017)
Credit Suisse International	PHLX Semiconductor Sector Index	22,611	13,926,461	(0.247)%	5/1/2015	(572,095)

			$66,129,994			$(1,025,523)

The accompanying notes are an integral part of these financial statements.

106	DIREXION ANNUAL REPORT

Direxion Daily Energy Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 29.0%
781,357	Energy Select Sector SPDR® Fund	$68,306,229

	TOTAL INVESTMENT COMPANIES (Cost $71,347,510)	$68,306,229

SHORT TERM INVESTMENTS - 29.9%
Money Market Funds - 29.9%
62,712,928	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$62,712,928
7,860,000	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	7,860,000

	TOTAL SHORT TERM INVESTMENTS (Cost $70,572,928) (b)	$70,572,928

	TOTAL INVESTMENTS (Cost $141,920,438) - 58.9%	$138,879,157
	Other Assets in Excess of Liabilities - 41.1%	96,922,213

	TOTAL NET ASSETS - 100.0%	$235,801,370

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $70,572,928.

Direxion Daily Energy Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Energy Select Sector Index	433,751	$285,024,288	(0.454)%	12/11/2014	$109,546,965
Citibank N.A.	Energy Select Sector Index	137,447	117,211,536	(0.404)%	1/29/2015	3,431,689
Morgan Stanley Capital Services	Energy Select Sector Index	42,269	34,900,524	(0.407)%	4/19/2016	2,203,178
Deutsche Bank AG London	Energy Select Sector Index	82,780	70,808,971	(0.556)%	4/22/2016	1,850,619
BNP Paribas	Energy Select Sector Index	32,077	26,012,412	(0.404)%	5/19/2016	2,145,362

			$533,957,731			$119,177,813

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	107

Direxion Daily Energy Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 70.5%
Money Market Funds - 70.5%
34,079,261	Dreyfus Treasury Prime Cash Management, 0.00% (††) (a)	$34,079,261

	TOTAL SHORT TERM INVESTMENTS (Cost $34,079,261)	$34,079,261

	TOTAL INVESTMENTS (Cost $34,079,261) - 70.5% (b)	$34,079,261
	Other Assets in Excess of Liabilities - 29.5%	14,235,791

	TOTAL NET ASSETS - 100.0%	$48,315,052

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $34,079,261.

Direxion Daily Energy Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Energy Select Sector Index	38,042	$35,451,539	(0.297)%	1/29/2015	$2,017,538
Credit Suisse International	Energy Select Sector Index	81,353	70,529,018	(0.047)%	5/1/2015	(1,449,317)
Deutsche Bank AG London	Energy Select Sector Index	45,790	37,994,613	(0.097)%	9/23/2015	(2,205,414)

			$143,975,170			$(1,637,193)

The accompanying notes are an integral part of these financial statements.

108	DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

COMMON STOCKS - 5.4%
Accommodation - 0.0% (†)
13,396	Host Hotels & Resorts, Inc.	$312,261

Administrative and Support Services - 0.0% (†)
670	Dun & Bradstreet Corp.	82,283
2,162	Equifax, Inc.	163,750
3,353	Moody’s Corp.	332,718

		578,751

Amusement, Gambling, and Recreation Industries - 0.0% (†)
1,227	Global Payments, Inc.	98,774

Computer and Electronic Product Manufacturing - 0.0% (†)
1,629	CoreLogic, Inc. (a)	51,102

Credit Intermediation and Related Activities - 2.3%
4,803	Ally Financial, Inc.	109,028
16,072	American Express Co.	1,445,676
3,379	Ameriprise Financial, Inc.	426,329
186,325	Bank Of America Corp.	3,197,337
782	Bank of Hawaii Corp.	45,786
20,192	Bank Of New York Mellon Corp.	781,834
1,806	BankUnited, Inc.	53,999
12,737	BB&T Corp.	482,478
500	BOK Financial Corp.	34,280
10,126	Capital One Financial Corp.	838,129
3,447	CIT Group, Inc.	168,662
53,834	Citigroup, Inc.	2,881,734
838	City National Corp.	65,959
3,208	Comerica, Inc.	153,150
1,447	Commerce Bancshares, Inc.	65,491
932	Cullen/Frost Bankers, Inc.	75,315
8,262	Discover Financial Services	526,950
2,551	East West Bancorp, Inc.	93,775
5,108	Fidelity National Information Services, Inc.	298,256
15,070	Fifth Third Bancorp	301,249
4,182	First Horizon National Corp.	53,781
6,292	First Niagara Financial Group, Inc.	47,127
2,452	First Republic Bank	124,880
1,484	FleetCor Technologies, Inc. (a)	223,431
3,343	Fulton Financial Corp.	39,715
9,376	Hudson City Bancorp, Inc.	90,478
14,666	Huntington Bancshares, Inc.	145,340
67,057	JPMorgan Chase & Co.	4,055,607
15,657	KeyCorp	206,672
2,330	M&T Bank Corp.	284,679
361	Nationstar Mortgage Holdings, Inc. (a)	12,678
7,839	New York Community Bancorp, Inc.	125,032
4,206	Northern Trust Corp.	278,858
1,897	Ocwen Financial Corp. (a)	44,693
1,790	PacWest Bancorp	76,361
5,491	People’s United Financial, Inc.	80,279

Shares		Fair Value

Credit Intermediation and Related Activities (continued)
9,459	PNC Financial Services Group, Inc.	$817,163
1,842	Popular, Inc. (a)	58,723
24,442	Regions Financial Corp.	242,709
1,543	Santander Consumer USA Holdings, Inc. (a)	28,546
901	Signature Bank (a)	109,138
7,470	SLM Corp.	71,339
7,629	State Street Corp.	575,684
9,439	SunTrust Banks, Inc.	369,443
894	SVB Financial Group (a)	100,119
2,274	Synchrony Financial	61,443
2,479	Synovus Financial Corp.	62,868
2,961	TCF Financial Corp.	45,748
1,338	TFS Financial Corp. (a)	19,990
30,427	U.S. Bancorp	1,296,190
8,863	Visa, Inc. Class A	2,139,794
84,638	Wells Fargo & Co.	4,493,432
9,547	Western Union Co.	161,917
3,590	Zions Bancorporation	104,002

		28,693,276

Data Processing, Hosting and Related Services - 0.0% (†)
4,416	Fiserv, Inc. (a)	306,824
2,970	Total System Services, Inc.	100,356

		407,180

Forestry and Logging - 0.0% (†)
3,139	Plum Creek Timber Co., Inc.	128,730

Funds, Trusts, and Other Financial Vehicles - 0.0% (†)
3,834	Northstar Realty Financial Corp.	71,236

Insurance Carriers and Related Activities - 1.3%
5,988	ACE Ltd.	654,488
8,045	Aflac, Inc.	480,528
299	Alleghany Corp. (a)	132,840
1,749	Allied World Assurance Co. Holdings AG	66,462
7,692	Allstate Corp.	498,826
1,303	American Financial Group, Inc.	77,959
25,615	American International Group, Inc.	1,372,196
124	American National Insurance Co.	14,146
5,257	Aon PLC	452,102
2,367	Arch Capital Group Ltd. (a)	133,309
2,785	Arthur J. Gallagher & Co.	132,845
1,170	Aspen Insurance Holdings Ltd.	51,047
1,282	Assurant, Inc.	87,458
2,987	Assured Guaranty Ltd.	68,940
1,916	Axis Capital Holdings Ltd.	92,236
32,424	Berkshire Hathaway, Inc. Class B (a)	4,544,548
2,122	Brown & Brown, Inc.	67,607
4,321	Chubb Corp.	429,335
2,897	Cincinnati Financial Corp.	146,212
484	CNA Financial Corp.	18,915
796	Endurance Specialty Holdings Ltd.	46,128

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	109

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

Insurance Carriers and Related Activities (continued)
441	Erie Indemnity Co. Class A	$37,428
835	Everest Re Group Ltd.	142,493
4,915	FNF Group (a)	146,664
1,650	FNFV Group (a)	22,176
8,803	Genworth Financial, Inc. Class A (a)	123,154
795	Hanover Insurance Group, Inc.	53,217
7,988	Hartford Financial Services Group, Inc.	316,165
1,781	HCC Insurance Holdings, Inc.	92,950
4,673	Lincoln National Corp.	255,894
5,771	Loews Corp.	251,616
239	Markel Corp. (a)	165,123
9,747	Marsh & McLennan Companies, Inc.	529,944
2,504	MBIA, Inc. (a)	24,439
474	Mercury General Corp.	25,179
16,589	MetLife, Inc.	899,787
4,612	Old Republic International Corp.	68,119
909	PartnerRE Ltd.	105,162
5,203	Principal Financial Group, Inc.	272,481
1,063	ProAssurance Corp.	49,727
10,501	Progressive Corp.	277,331
1,393	Protective Life Corp.	97,064
8,164	Prudential Financial, Inc.	722,841
1,229	Reinsurance Group of America, Inc.	103,543
733	RenaissanceRe Holdings Ltd.	75,741
772	StanCorp Financial Group, Inc.	53,700
2,322	Torchmark Corp.	122,973
6,163	Travelers Companies, Inc.	621,230
4,551	Unum Group	152,277
1,613	Validus Holdings Ltd.	64,165
2,552	Voya Financial, Inc. (a)	100,166
1,772	W.R. Berkley Corp.	91,329
107	White Mountains Insurance Group Ltd.	66,866
4,806	XL Group PLC	162,827

		15,861,898

Management of Companies and Enterprises - 0.0% (†)
2,819	Associated Banc-Corp	52,997

Professional, Scientific, and Technical Services - 0.2%
968	Alliance Data Systems Corp. (a)	274,283
2,128	Broadridge Financial Solutions, Inc.	93,483
745	FactSet Research System, Inc.	97,923
1,488	Jack Henry & Associates, Inc.	89,012
1,544	LPL Investment Holdings, Inc.	63,906
17,833	MasterCard, Inc. Class A	1,493,514

		2,112,121

Publishing Industries (except Internet) - 0.1%
4,814	McGraw-Hill Financial, Inc.	435,571
2,065	MSCI, Inc. Class A	96,353
6,288	Thomson Reuters Corp.	234,039

		765,963

Shares		Fair Value

Real Estate - 0.9%
1,282	Alexandria Real Estate Equities, Inc.	$106,406
1,863	American Campus Communities, Inc.	73,160
6,239	American Capital Agency Corp.	141,875
2,651	American Homes 4 Rent	46,472
16,094	American Realty Capital Properties, Inc.	142,754
7,023	American Tower Corp.	684,742
16,786	Annaly Capital Management, Inc.	191,528
2,603	Apartment Investment & Management Co. Class A	93,161
2,286	AvalonBay Communities, Inc.	356,250
3,412	Biomed Realty Trust, Inc.	74,109
2,726	Boston Properties, Inc.	345,520
3,166	Brandywine Realty Trust	48,851
852	Brixmor Property Group, Inc.	20,755
1,517	Camden Property Trust	116,308
2,959	CBL & Associates Properties, Inc.	56,606
4,971	CBRE Group, Inc. Class A (a)	159,072
18,203	Chimera Investment Corp.	56,793
2,210	Columbia Property Trust, Inc.	55,758
1,546	Corporate Office Properties Trust	42,268
2,057	Corrections Corporation of America	75,656
5,903	Crown Castle International Corp.	461,142
5,339	DDR Corp.	96,849
2,410	Digital Realty Trust, Inc.	166,266
2,542	Douglas Emmett, Inc.	71,506
5,835	Duke Realty Corp.	110,632
2,267	Equity Commonwealth	60,552
1,467	Equity Lifestyle Properties, Inc.	72,030
6,396	Equity Residential	444,906
1,110	Essex Property Trust, Inc.	223,954
2,047	Extra Space Storage, Inc.	119,053
1,188	Federal Realty Investment Trust	156,578
2,922	Forest City Enterprises, Inc. Class A (a)	61,041
1,509	Gaming & Leisure Properties, Inc.	47,156
10,060	General Growth Properties, Inc.	260,655
8,115	HCP, Inc.	356,817
5,774	Health Care REIT, Inc.	410,589
4,198	Healthcare Trust of America, Inc. Class A	53,902
1,013	Home Properties, Inc.	65,146
2,637	Hospitality Properties Trust	78,082
699	Howard Hughes Corp. (a)	103,019
793	Jones Lang LaSalle, Inc.	107,222
1,469	Kilroy Realty Corp.	99,510
7,279	Kimco Realty Corp.	181,611
2,616	Liberty Property Trust	90,958
2,477	Macerich Co.	174,628
6,495	MFA Financial, Inc.	54,428
1,316	Mid-America Apartment Communities, Inc.	92,989
2,189	National Retail Properties, Inc.	83,445

The accompanying notes are an integral part of these financial statements.

110	DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value

Real Estate (continued)
3,264	Northstar Asset Management Group, Inc. (a)	$59,144
2,251	Omega Healthcare Investors, Inc.	85,898
2,733	Piedmont Office Realty Trust, Inc. Class A	53,157
960	Post Properties, Inc.	53,702
8,868	Prologis, Inc.	369,352
2,533	Public Storage	466,933
2,240	Rayonier, Inc.	74,973
2,591	Realogy Holdings Corp. (a)	106,257
3,926	Realty Income Corp.	180,714
1,638	Regency Centers Corp.	99,427
4,182	Retail Properties of America, Inc. Class A	65,616
3,627	Senior Housing Properties Trust	81,934
5,511	Simon Property Group, Inc.	987,626
1,705	SL Green Realty Corp.	197,268
7,064	Spirit Reality Capital, Inc.	84,062
3,914	Starwood Property Trust, Inc.	88,300
1,608	Tanger Factory Outlet Centers, Inc.	57,518
1,129	Taubman Centers, Inc.	85,860
6,499	Two Harbors Investment Corp.	65,835
4,457	UDR, Inc.	134,735
5,214	Ventas, Inc.	357,211
3,321	Vornado Realty Trust	363,583
2,738	Washington Prime Group, Inc.	48,271
2,160	Weingarten Realty Investors	78,300
9,315	Weyerhaeuser Co.	315,406
1,768	WP Carey Inc.	119,729
545	Zillow, Inc. (a)	59,258

		11,932,779

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.6%
975	Affiliated Managers Group (a)	194,795
478	Artisan Partners Asset Management, Inc.	23,173
2,261	BlackRock, Inc.	771,250
1,513	CBOE Holdings, Inc.	89,176
19,928	Charles Schwab Corp.	571,336
5,643	CME Group, Inc.	472,940
5,124	E*TRADE Financial Corp. (a)	114,265
2,134	Eaton Vance Corp.	78,595
1,670	Federated Investors, Inc. Class B	52,221
7,024	Franklin Resources, Inc.	390,605
7,919	Goldman Sachs Group, Inc.	1,504,531
950	Interactive Brokers Group, Inc. Class A	24,529
2,041	IntercontinentalExchange, Inc.	425,120
7,664	Invesco Ltd. (b)	310,162
2,182	Lazard Ltd. Class A	107,376
1,851	Legg Mason, Inc.	96,252
27,169	Morgan Stanley	949,557
352	Morningstar, Inc.	24,024
2,079	NASDAQ OMX Group, Inc.	89,938
7,494	Navient Corp.	148,231

Shares		Fair Value

Securities, Commodity Contracts, and Other Financial Investments and Related Activities (continued)
2,212	Raymond James Financial, Inc.	$124,160
2,360	SEI Investments Co.	91,238
4,658	T. Rowe Price Group, Inc.	382,375
4,768	TD Ameritrade Holding Corp.	160,872
2,219	Vantiv, Inc. Class A (a)	68,611
1,504	Waddell & Reed Financial, Inc. Class A	71,801

		7,337,133

Wood Product Manufacturing - 0.0% (†)
6,522	Leucadia National Corp.	155,093

	TOTAL COMMON STOCKS (Cost $68,218,933)	$68,559,294

SHORT TERM INVESTMENTS - 41.5%
Money Market Funds - 41.5%
267,467,229	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$267,467,229
187,273,586	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(b)	187,273,586
68,993,967	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (b)	68,993,967

	TOTAL SHORT TERM INVESTMENTS (Cost $523,734,782) (c)	$523,734,782

	TOTAL INVESTMENTS (Cost $591,953,715) - 46.9%	$592,294,076
	Other Assets in Excess of Liabilities- 53.1% (d)	670,689,865

	TOTAL NET ASSETS - 100.0%	$1,262,983,941

Percentages are stated as a percent of net assets.

(†)	Less than 0.05%.

(††)	Less than 0.005%.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2014.

(c)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $523,734,782.

(d)	Includes $68,943,684 cash segregated as collateral for swap contracts at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	111

Direxion Daily Financial Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014 (Unaudited)

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	Russell 1000® Financial Services Index	217,602	$265,048,160	(0.754)%	12/30/2014	$16,397,448
Citibank N.A.	Russell 1000® Financial Services Index	213,963	266,072,175	(0.504)%	12/31/2014	9,772,371
Credit Suisse International	Russell 1000® Financial Services Index	1,061,790	768,256,861	(0.494)%	1/23/2015	650,626,546
Bank of America Merrill Lynch	Russell 1000® Financial Services Index	617,009	755,926,579	(0.457)%	1/27/2015	40,692,420
UBS Securities LLC	Russell 1000® Financial Services Index	165,000	204,473,096	(0.404)%	7/13/2015	8,786,998
BNP Paribas	Russell 1000® Financial Services Index	151,879	188,364,651	(0.404)%	12/17/2015	7,434,468
Deutsche Bank AG London	Russell 1000® Financial Services Index	459,206	570,756,512	(0.354)%	2/17/2016	21,206,044

			$3,018,898,034			$754,916,295

The accompanying notes are an integral part of these financial statements.

112	DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 80.4%
Money Market Funds - 80.4%
185,321,325	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$185,321,325
16,581,837	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	16,581,837
26,183,066	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	26,183,066

	TOTAL SHORT TERM INVESTMENTS (Cost $228,086,228)	$228,086,228

	TOTAL INVESTMENTS (Cost $228,086,228) - 80.4% (b)	$228,086,228
	Other Assets in Excess of Liabilities - 19.6% (c)	55,453,151

	TOTAL NET ASSETS - 100.0%	$283,539,379

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $228,086,228.

(c)	Includes $8,131,580 cash segregated as collateral for swap contracts at October 31, 2014.

Direxion Daily Financial Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Russell 1000® Financial Services Index	106,888	$129,896,083	(0.597)%	12/31/2014	$(8,620,711)
Bank of America Merrill Lynch	Russell 1000® Financial Services Index	49,187	60,934,970	(0.443)%	1/15/2015	(2,744,147)
Morgan Stanley Capital Services	Russell 1000® Financial Services Index	66,876	79,835,796	(0.447)%	3/31/2015	(7,247,624)
Credit Suisse International	Russell 1000® Financial Services Index	275,690	311,491,295	(0.447)%	5/1/2015	(51,186,726)
UBS Securities LLC	Russell 1000® Financial Services Index	70,000	86,510,146	0.254%	7/8/2015	(4,000,683)
BNP Paribas	Russell 1000® Financial Services Index	51,488	63,505,091	(0.647)%	4/21/2016	(2,960,232)
Deutsche Bank AG London	Russell 1000® Financial Services Index	39,814	49,360,411	(0.347)%	8/21/2017	(1,971,508)

			$781,533,792			$(78,731,631)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	113

Direxion Daily Real Estate Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 4.1%
51,778	Vanguard REIT ETF	$4,089,944

	TOTAL INVESTMENT COMPANIES (Cost $4,025,508)	$4,089,944

SHORT TERM INVESTMENTS - 52.8%
Money Market Funds - 52.8%
41,665,707	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$41,665,707
121	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	121
10,770,000	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	10,770,000

	TOTAL SHORT TERM INVESTMENTS (Cost $52,435,828) (b)	$52,435,828

	TOTAL INVESTMENTS (Cost $56,461,336) - 56.9%	$56,525,772
	Other Assets in Excess of Liabilities - 43.1%	42,900,048

	TOTAL NET ASSETS - 100.0%	$99,425,820

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014

(b)	All or a portion of these securities have been segregatged as collateral for swap contracts. Total value of securities segregated amounted to $52,435,828.

Direxion Daily Real Estate Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	MSCI US REIT IndexSM	93,410	$69,106,340	(0.404)%	1/23/2015	$41,066,097
Morgan Stanley Capital Services	MSCI US REIT IndexSM	46,570	47,843,849	(0.504)%	11/16/2015	2,714,421
Deutsche Bank AG London	MSCI US REIT IndexSM	98,015	102,398,139	(0.354)%	2/17/2016	4,120,116
Citibank N.A.	MSCI US REIT IndexSM	5,935	6,094,149	(0.704)%	3/4/2016	343,835
BNP Paribas	MSCI US REIT IndexSM	13,941	13,902,425	(0.404)%	4/21/2016	1,243,164
BNP Paribas	MSCI US REIT IndexSM	13,225	14,011,558	(0.404)%	5/19/2016	357,035

			$253,356,460			$49,844,668

The accompanying notes are an integral part of these financial statements.

114	DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 92.5%
Money Market Funds - 92.5%
6,141,873	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$6,141,873
2,020,094	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	2,020,094
343,514	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	343,514

	TOTAL SHORT TERM INVESTMENTS (Cost $8,505,481)	$8,505,481

	TOTAL INVESTMENTS (Cost $8,505,481) - 92.5% (b)	$8,505,481
	Other Assets in Excess of Liabilities - 7.5%	691,965

	TOTAL NET ASSETS - 100.0%	$9,197,446

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregatged as collateral for swap contracts. Total value of securities segregated amounted to $8,505,481.

Direxion Daily Real Estate Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	MSCI US REIT IndexSM	7,250	$7,655,166	(0.543)%	1/15/2015	$(268,897)
Morgan Stanley Capital Services	MSCI US REIT IndexSM	1,167	1,184,888	(0.597)%	1/21/2015	(83,010)
Credit Suisse International	MSCI US REIT IndexSM	1,651	1,519,615	(0.797)%	4/8/2015	(371,935)
Deutsche Bank AG London	MSCI US REIT IndexSM	9,676	9,630,105	(0.747)%	2/17/2016	(918,549)
Citibank N.A.	MSCI US REIT IndexSM	468	494,040	(0.797)%	3/4/2016	(17,613)
BNP Paribas	MSCI US REIT IndexSM	5,186	5,123,971	(0.797)%	4/21/2016	(514,756)
BNP Paribas	MSCI US REIT IndexSM	29	30,476	(0.797)%	5/19/2016	(1,013)

			$25,638,261			$(2,175,773)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	115

Direxion Daily Technology Bull 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 32.3%
1,511,000	Technology Select Sector SPDR Fund	$61,255,940

	TOTAL INVESTMENT COMPANIES (Cost $60,761,307)	61,255,940

SHORT TERM INVESTMENTS - 36.0%
Money Market Funds - 36.0%
39,715,049	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	39,715,049
28,651,120	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	28,651,120

	TOTAL SHORT TERM INVESTMENTS (Cost $68,366,169) (b)	$68,366,169

	TOTAL INVESTMENTS - 68.3% (Cost $129,127,476)	$129,622,109
	Other Assets in Excess of Liabilities - 31.7%	60,181,724

	TOTAL NET ASSETS - 100.0%	$189,803,833

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregatged as collateral for swap contracts. Total value of securities segregated amounted to $68,366,169.

Direxion Daily Technology Bull 3X Shares

Long Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Technology Select Sector Index	493,728	$150,189,552	(0.454)%	6/17/2015	$54,561,094
Bank of America Merrill Lynch	Technology Select Sector Index	317,190	114,617,757	(0.607)%	7/28/2015	15,100,810
Citibank, N.A.	Technology Select Sector Index	102,901	41,157,361	(0.454)%	1/14/2016	669,561
Deutsche Bank AG London	Technology Select Sector Index	198,848	77,364,967	(0.654)%	5/10/2016	3,382,931
BNP Paribas	Technology Select Sector Index	138,848	54,814,092	(0.404)%	5/19/2016	1,566,386

			$438,143,729			$75,280,782

The accompanying notes are an integral part of these financial statements.

116	DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Schedule of Investments

October 31, 2014

Shares		Fair Value
SHORT TERM INVESTMENTS - 102.0%
Money Market Funds - 102.0%
9,877,221	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$9,877,221
4,369,742	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	4,369,742

	TOTAL SHORT TERM INVESTMENTS (Cost $14,246,963)	$14,246,963

	TOTAL INVESTMENTS (Cost $14,246,963) - 102.0% (b)	$14,246,963
	Liabilities in Excess of Other Assets - (2.0)%	(280,157)

	TOTAL NET ASSETS - 100.0%	$13,966,806

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2014.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,246,963.

Direxion Daily Technology Bear 3X Shares

Short Equity Swap Contracts

October 31, 2014

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Technology Select Sector Index	39,002	$12,038,716	(0.097)%	4/8/2015	$(4,199,812)
Deutsche Bank AG London	Technology Select Sector Index	9,963	3,823,236	(0.347)%	7/27/2015	(223,155)
Bank of America Merrill Lynch	Technology Select Sector Index	35,524	13,162,876	(0.393)%	7/29/2015	(1,392,461)
Citibank N.A.	Technology Select Sector Index	10,142	4,012,788	(0.347)%	3/4/2016	(113,229)
BNP Paribas	Technology Select Sector Index	8,565	3,237,770	(0.547)%	5/19/2016	(241,601)

			$36,275,386			$(6,170,258)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	117

Statements of Assets and Liabilities

October 31, 2014

	Direxion Daily Mid Cap Bull 2X Shares	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Small Cap Bull 2X Shares	Direxion Daily 7-10 Year Treasury Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$2,399,444	$28,380,063	$1,444,228	$5,328,754
Cash	5,160,577	15,476,380	2,260,082	8,657,387
Receivable for Fund shares sold	2,042	—	—	—
Receivable for investments sold	4,310,358	—	—	—
Due from investment adviser, net	4,721	—	9,858	4,630
Due from brokers for swaps	296,188	—	—	15
Unrealized appreciation on swaps	89,785	1,185,565	534,819	498,042
Prepaid expenses and other assets	7,406	21,090	4,491	7,250

Total Assets	12,270,521	45,063,098	4,253,478	14,496,078

Liabilities:
Payable for Fund shares redeemed	10,209,299	12,961,623	—	—
Unrealized depreciation on swaps	—	—	13	—
Due to investment adviser, net	—	8,476	—	—
Due to brokers for swaps	—	732,141	—	2,039,415
Accrued expenses and other liabilities	19,148	24,775	23,151	20,644

Total Liabilities	10,228,447	13,727,015	23,164	2,060,059

Net Assets	$2,042,074	$31,336,083	$4,230,314	$12,436,019

Net Assets Consist Of:
Capital stock	$2,036,023	$28,734,068	$3,709,032	$11,984,507
Undistributed net investment income	—	167,345	—	—
Undistributed (Accumulated) net realized gain (loss)	(106,392)	248,957	(13,524)	(46,530)
Net unrealized appreciation (depreciation) on:
Investment securities	22,658	1,000,148	—	—
Swaps	89,785	1,185,565	534,806	498,042

Net Assets	$2,042,074	$31,336,083	$4,230,314	$12,436,019

Calculation of Net Asset Value Per Share:
Net assets	$2,042,074	$31,336,083	$4,230,314	$12,436,019
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	16,667	233,333	33,333	150,000
Net assets value, redemption price and offering price per share	$122.52	$134.30	$126.91	$82.91

Cost of Investments	$2,376,786	$27,379,915	$1,444,228	$5,328,754

The accompanying notes are an integral part of these financial statements.

118	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2014

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$77,536,274	$6,463,891	$347,594,173	$170,156,962
Cash	30,601,048	3,343,231	222,419,839	82,585,571
Cash collateral for swaps	—	—	368,421	1,543,645
Receivable for Fund shares sold	24,743	—	99,689,885	—
Dividend and interest receivable	258	56	612	631
Due from brokers for swaps	—	—	3,240,092	—
Unrealized appreciation on swaps	27,539,753	—	124,999,264	—
Prepaid expenses and other assets	12,428	10,322	31,181	17,709

Total Assets	135,714,504	9,817,500	798,343,467	254,304,518

Liabilities:
Payable for Fund shares redeemed	17,501,588	—	142,551,958	—
Unrealized depreciation on swaps	—	1,535,205	—	49,137,943
Due to investment adviser, net	41,178	3,611	296,579	149,127
Due to brokers for swaps	26,663,434	20,416	102,268,140	355,426
Accrued expenses and other liabilities	69,270	29,140	295,533	183,345

Total Liabilities	44,275,470	1,588,372	245,412,210	49,825,841

Net Assets	$91,439,034	$8,229,128	$552,931,257	$204,478,677

Net Assets Consist Of:
Capital stock	$64,306,889	$75,918,371	$433,806,775	$1,153,133,342
Undistributed (Accumulated) net investment income (loss)	—	(69,813)	(55,376)	(1,696,281)
Accumulated net realized loss	(425,902)	(66,084,225)	(7,561,213)	(897,820,441)
Net unrealized appreciation (depreciation) on:
Investment securities	18,294	—	1,741,807	—
Swaps	27,539,753	(1,535,205)	124,999,264	(49,137,943)

Net Assets	$91,439,034	$8,229,128	$552,931,257	$204,478,677

Calculation of Net Asset Value Per Share:
Net assets	$91,439,034	$8,229,128	$552,931,257	$204,478,677
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,000,033	608,158	6,701,251	9,075,675
Net assets value, redemption price and offering price per share	$91.44	$13.53	$82.51	$22.53

Cost of Investments	$77,517,980	$6,463,891	$345,852,366	$170,156,962

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	119

Statements of Assets and Liabilities

October 31, 2014

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$663,331,146	$466,014,111	$2,535,496	$35,156,239
Cash	601,599,047	222,011,378	1,871,998	23,765,750
Cash collateral for swaps	20,000,000	12,321,846	—	—
Receivable for Fund shares sold	28,032	2,182,881	—	—
Due from investment adviser, net	—	—	3,181	—
Dividend and interest receivable	2,618	1,842	26	249
Due from brokers for swaps	20,978,530	269,456	34,042	—
Unrealized appreciation on swaps	377,183,866	—	444,893	48,018
Prepaid expenses and other assets	70,381	30,748	5,536	6,785

Total Assets	1,683,193,620	702,832,262	4,895,172	58,977,041

Liabilities:
Payable for Fund shares redeemed	109,973,019	—	—	—
Payable for investments purchased	156,100,650	—	—	—
Unrealized depreciation on swaps	—	88,158,016	292	4,018,260
Due to investment adviser, net	716,369	322,803	—	33,738
Due to brokers for swaps	324,638,699	7,301,245	590,000	193,267
Accrued expenses and other liabilities	798,597	689,288	35,361	58,647

Total Liabilities	592,227,334	96,471,352	625,653	4,303,912

Net Assets	$1,090,966,286	$606,360,910	$4,269,519	$54,673,129

Net Assets Consist Of:
Capital stock	$770,038,740	$3,207,973,883	$3,872,135	$115,523,712
Accumulated net investment loss	(16,904)	(5,608,538)	(22,203)	(455,740)
Accumulated net realized loss	(56,113,784)	(2,507,846,419)	(25,014)	(56,424,601)
Net unrealized appreciation (depreciation) on:
Investment securities	(125,632)	—	—	—
Swaps	377,183,866	(88,158,016)	444,601	(3,970,242)

Net Assets	$1,090,966,286	$606,360,910	$4,269,519	$54,673,129

Calculation of Net Asset Value Per Share:
Net assets	$1,090,966,286	$606,360,910	$4,269,519	$54,673,129
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	14,400,034	44,798,480	100,000	2,750,000
Net assets value, redemption price and offering price per share	$75.76	$13.54	$42.70	$19.88

Cost of Investments	$663,456,778	$466,014,111	$2,535,496	$35,156,239

The accompanying notes are an integral part of these financial statements.

120	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2014

	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares	Direxion Daily Brazil Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$33,427,357	$374,274,876	$22,147,600
Cash	24,926,820	203,615,422	18,518,645
Cash collateral for swaps	—	763,659	—
Receivable for Fund shares sold	—	—	906
Dividend and interest receivable	157	2,129	—
Due from brokers for swaps	37,715	—	—
Unrealized appreciation on swaps	4,020,921	—	2,759,508
Prepaid expenses and other assets	7,019	27,393	11,178

Total Assets	62,419,989	578,683,479	43,437,837

Liabilities:
Payable for Fund shares redeemed	—	—	100,096
Unrealized depreciation on swaps	—	50,076,939	582,020
Due to investment adviser, net	38,089	338,154	10,025
Due to brokers for swaps	4,605,948	3,756	1,957,358
Accrued expenses and other liabilities	46,510	319,662	27,685

Total Liabilities	4,690,547	50,738,511	2,677,184

Net Assets	$57,729,442	$527,944,968	$40,760,653

Net Assets Consist Of:
Capital stock	$55,277,388	$1,299,092,553	$43,226,675
Undistributed (Accumulated) net investment income (loss)	—	(4,386,135)	—
Accumulated net realized loss	(1,984,997)	(716,684,511)	(4,584,408)
Net unrealized appreciation (depreciation) on:
Investment securities	416,130	—	(59,102)
Swaps	4,020,921	(50,076,939)	2,177,488

Net Assets	$57,729,442	$527,944,968	$40,760,653

Calculation of Net Asset Value Per Share:
Net assets	$57,729,442	$527,944,968	$40,760,653
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	800,000	13,549,789	2,700,001
Net assets value, redemption price and offering price per share	$72.16	$38.96	$15.10

Cost of Investments	$33,011,227	$374,274,876	$22,206,702

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	121

Statements of Assets and Liabilities

October 31, 2014

	Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares	Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$23,009,668	$6,414,364	$209,725,457	$66,145,284
Cash	10,954,983	4,351,284	80,093,679	29,792,954
Cash collateral for swaps	393,905	—	3,224,781	1,146,752
Receivable for Fund shares sold	—	—	—	1,473
Dividend and interest receivable	66	25	728	312
Due from brokers for swaps	—	—	88,134	620,469
Unrealized appreciation on swaps	8,984,731	269,279	26,773,845	960,749
Prepaid expenses and other assets	15,697	19,010	20,391	11,786

Total Assets	43,359,050	11,053,962	319,927,015	98,679,779

Liabilities:
Payable for Fund shares redeemed	—	—	44,118	4,909,923
Unrealized depreciation on swaps	—	469,932	7,820,709	5,340,466
Due to investment adviser, net	21,481	1,776	158,689	64,207
Due to brokers for swaps	7,314,183	1,296,017	23,992,042	2,237,506
Accrued expenses and other liabilities	41,169	30,979	238,145	116,003

Total Liabilities	7,376,833	1,798,704	32,253,703	12,668,105

Net Assets	$35,982,217	$9,255,258	$287,673,312	$86,011,674

Net Assets Consist Of:
Capital stock	$30,484,714	$48,852,994	$398,823,886	$404,708,700
Undistributed (Accumulated) net investment income (loss)	—	(55,136)	(2,258,361)	(939,664)
Accumulated net realized loss	(2,741,200)	(39,341,947)	(124,807,251)	(313,377,645)
Net unrealized appreciation (depreciation) on:
Investment securities	(746,028)	—	(3,038,098)	—
Swaps	8,984,731	(200,653)	18,953,136	(4,379,717)

Net Assets	$35,982,217	$9,255,258	$287,673,312	$86,011,674

Calculation of Net Asset Value Per Share:
Net assets	$35,982,217	$9,255,258	$287,673,312	$86,011,674
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	550,001	284,916	10,378,932	2,627,763
Net assets value, redemption price and offering price per share	$65.42	$32.48	$27.72	$32.73

Cost of Investments	$23,755,696	$6,414,364	$212,763,555	$66,145,284

The accompanying notes are an integral part of these financial statements.

122	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2014

	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$76,073,920	$11,455,724	$8,497,812
Cash	30,843,207	5,249,730	1,698,908
Cash collateral for swaps	7,456,278	—	—
Receivable for Fund shares sold	12,220,520	—	—
Dividend and interest receivable	521	131	—
Due from brokers for swaps	1,056,205	—	5,172
Unrealized appreciation on swaps	19,117,300	—	2,195
Prepaid expenses and other assets	21,317	15,188	4,073

Total Assets	146,789,268	16,720,773	10,208,160

Liabilities:
Payable for Fund shares redeemed	20,274,049	—	—
Unrealized depreciation on swaps	25,888	2,427,257	556,074
Due to investment adviser, net	55,418	6,621	2,358
Due to brokers for swaps	15,540,935	270,068	—
Accrued expenses and other liabilities	109,062	30,677	19,105

Total Liabilities	36,005,352	2,734,623	577,537

Net Assets	$110,783,916	$13,986,150	$9,630,623

Net Assets Consist Of:
Capital stock	$91,896,203	$39,940,873	$11,671,160
Undistributed (Accumulated) net investment income (loss)	—	(130,527)	16,449
Accumulated net realized loss	(350,909)	(23,396,939)	(1,043,009)
Net unrealized appreciation (depreciation) on:
Investment securities	147,210	—	(460,098)
Swaps	19,091,412	(2,427,257)	(553,879)

Net Assets	$110,783,916	$13,986,150	$9,630,623

Calculation of Net Asset Value Per Share:
Net assets	$110,783,916	$13,986,150	$9,630,623
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	3,500,011	969,973	300,001
Net assets value, redemption price and offering price per share	$31.65	$14.42	$32.10

Cost of Investments	$75,926,710	$11,455,724	$8,957,910

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	123

Statements of Assets and Liabilities

October 31, 2014

	Direxion Daily India Bull 3X Shares	Direxion Daily Japan Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$41,477,357	$4,067,085	$15,519,597
Cash	33,952,473	2,133,617	5,871,018
Receivable for Fund shares sold	—	—	3,280
Due from investment adviser, net	—	2,544	—
Dividend and interest receivable	263	—	—
Unrealized appreciation on swaps	35,586,040	1,273,394	2,729,896
Prepaid expenses and other assets	13,820	20,206	13,343

Total Assets	111,029,953	7,496,846	24,137,134

Liabilities:
Payable for Fund shares redeemed	164,399	—	—
Unrealized depreciation on swaps	—	285	6,490
Due to investment adviser, net	42,495	—	10,155
Due to brokers for swaps	31,823,910	140,000	2,200,000
Accrued expenses and other liabilities	50,565	20,036	41,336

Total Liabilities	32,081,369	160,321	2,257,981

Net Assets	$78,948,584	$7,336,525	$21,879,153

Net Assets Consist Of:
Capital stock	$56,890,575	$6,732,297	$50,510,393
Accumulated net investment loss	(417,299)	(40,806)	(144,711)
Accumulated net realized loss	(13,144,644)	(633,341)	(31,012,291)
Net unrealized appreciation (depreciation) on:
Investment securities	33,912	5,266	(197,644)
Swaps	35,586,040	1,273,109	2,723,406

Net Assets	$78,948,584	$7,336,525	$21,879,153

Calculation of Net Asset Value Per Share:
Net assets	$78,948,584	$7,336,525	$21,879,153
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	774,864	150,001	1,179,860
Net assets value, redemption price and offering price per share	$101.89	$48.91	$18.54

Cost of Investments	$41,443,445	$4,061,819	$15,717,241

The accompanying notes are an integral part of these financial statements.

124	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2014

	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares	Direxion Daily South Korea Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$161,693,528	$11,169,945	$1,889,307
Cash	29,056,996	3,478,224	134,659
Cash collateral for swaps	578,947	2,132,105	—
Receivable for Fund shares sold	95,650	2,869,474	—
Due from investment adviser, net	—	—	3,446
Dividend and interest receivable	179	45	11
Due from brokers for swaps	11,094	107,026	6,953
Unrealized appreciation on swaps	—	1,004,815	300,663
Prepaid expenses and other assets	16,264	9,597	9,865

Total Assets	191,452,658	20,771,231	2,344,904

Liabilities:
Payable for Fund shares redeemed	—	2,220,891	—
Unrealized depreciation on swaps	16,843,806	1,065,561	81,326
Due to investment adviser, net	98,160	9,969	—
Due to brokers for swaps	1,970,423	1,154,313	300,000
Accrued expenses and other liabilities	79,852	34,152	20,187

Total Liabilities	18,992,241	4,484,886	401,513

Net Assets	$172,460,417	$16,286,345	$1,943,391

Net Assets Consist Of:
Capital stock	$219,485,025	$34,425,909	$1,856,113
Accumulated net investment loss	—	(155,018)	—
Undistributed (Accumulated) net realized gain (loss)	(29,487,631)	(17,923,800)	(146,252)
Net unrealized appreciation (depreciation) on:
Investment securities	(693,171)	—	14,193
Swaps	(16,843,806)	(60,746)	219,337

Net Assets	$172,460,417	$16,286,345	$1,943,391

Calculation of Net Asset Value Per Share:
Net assets	$172,460,417	$16,286,345	$1,943,391
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,716,642	1,100,001	50,001
Net assets value, redemption price and offering price per share	$63.48	$14.81	$38.87

Cost of Investments	$162,386,699	$11,169,945	$1,875,114

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	125

Statements of Assets and Liabilities

October 31, 2014

	Direxion Daily Basic Materials Bull 3X Shares	Direxion Daily Gold Miners Bull 3X Shares	Direxion Daily Gold Miners Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$4,899,641	$828,165,616	$91,385,702	$136,012,216
Cash	1,020,038	2,354,820	50,880,636	28,933,883
Cash collateral for swaps	—	106,547,469	13,894,737	19,804,596
Receivable for Fund shares sold	—	27,681,914	1,644,977	46,799
Receivable for investments sold	—	109,818,572	—	—
Dividend and interest receivable	—	311	172	355
Due from brokers for swaps	—	—	9,933,325	—
Unrealized appreciation on swaps	2,971,465	—	157,492,090	67,476,708
Prepaid expenses and other assets	6,193	30,550	22,031	10,208

Total Assets	8,897,337	1,074,599,252	325,253,670	252,284,765

Liabilities:
Payable for Fund shares redeemed	—	—	28,605,819	—
Unrealized depreciation on swaps	—	493,658,765	—	—
Due to investment adviser, net	2,384	422,372	91,787	79,981
Due to brokers for swaps	2,707,263	27,803,099	103,390,763	62,288,173
Accrued expenses and other liabilities	67,930	448,388	125,080	96,186

Total Liabilities	2,777,577	522,332,624	132,213,449	62,464,340

Net Assets	$6,119,760	$552,266,628	$193,040,221	$189,820,425

Net Assets Consist Of:
Capital stock	$4,441,202	$2,288,557,431	$78,461,352	$122,980,836
Undistributed (Accumulated) net investment income (loss)	(8,673)	(5,975,530)	(1,608,367)	—
Accumulated net realized loss	(1,421,232)	(1,220,754,504)	(41,304,854)	(3,808,578)
Net unrealized appreciation (depreciation) on:
Investment securities	136,998	(15,902,004)	—	3,171,459
Swaps	2,971,465	(493,658,765)	157,492,090	67,476,708

Net Assets	$6,119,760	$552,266,628	$193,040,221	$189,820,425

Calculation of Net Asset Value Per Share:
Net assets	$6,119,760	$552,266,628	$193,040,221	$189,820,425
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,001	50,074,756	4,150,002	1,600,002
Net assets value, redemption price and offering price per share	$61.20	$11.03	$46.52	$118.64

Cost of Investments	$4,762,643	$844,067,620	$91,385,702	$132,840,757

The accompanying notes are an integral part of these financial statements.

126	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2014

	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares	Direxion Daily Natural Gas Related Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$318,305,549	$38,723,447	$38,456,038
Cash	5,776,864	23,278,542	4,079,405
Cash collateral for swaps	11,440,977	—	1,000,000
Receivable for Fund shares sold	19,552,226	5,708	110,666
Receivable for investments sold	29,859,540	—	—
Dividend and interest receivable	852	54	6,020
Due from brokers for swaps	181,664	2,919,453	206,310
Foreign tax reclaims	—	—	2,195
Unrealized appreciation on swaps	—	58,069,503	783,485
Prepaid expenses and other assets	24,721	10,495	9,463

Total Assets	385,142,393	123,007,202	44,653,582

Liabilities:
Payable for Fund shares redeemed	—	26,271,226	27,667
Payable for investments purchased	—	—	—
Unrealized depreciation on swaps	205,148,923	—	1,967,194
Due to investment adviser, net	157,524	21,227	16,059
Due to brokers for swaps	11,620,700	44,778,665	190,000
Accrued expenses and other liabilities	123,897	43,020	40,792

Total Liabilities	217,051,044	71,114,138	2,241,712

Net Assets	$168,091,349	$51,893,064	$42,411,870

Net Assets Consist Of:
Capital stock	$534,339,592	$8,448,306	$59,801,824
Undistributed (Accumulated) net investment income (loss)	—	—	(126,461)
Accumulated net realized loss	(156,646,916)	(14,624,745)	(16,652,002)
Net unrealized appreciation (depreciation) on:
Investment securities	(4,452,404)	—	572,218
Swaps	(205,148,923)	58,069,503	(1,183,709)

Net Assets	$168,091,349	$51,893,064	$42,411,870

Calculation of Net Asset Value Per Share:
Net assets	$168,091,349	$51,893,064	$42,411,870
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	4,305,000	1,500,001	3,300,001
Net assets value, redemption price and offering price per share	$39.05	$34.60	$12.85

Cost of Investments	$322,757,953	$38,723,447	$37,883,820

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	127

Statements of Assets and Liabilities

October 31, 2014

	Direxion Daily Retail Bull 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$10,560,403	$108,777,953	$15,026,507
Cash	4,860,593	44,206,017	7,840,321
Cash collateral for swaps	—	—	410,000
Receivable for Fund shares sold	—	—	1,720,642
Receivable for investments sold	11,658	—	—
Dividend and interest receivable	2,332	45,340	146
Unrealized appreciation on swaps	9,058,903	85,693,790	—
Prepaid expenses and other assets	9,282	10,315	9,363

Total Assets	24,503,171	238,733,415	25,006,979

Liabilities:
Payable for Fund shares redeemed	—	403,505	—
Unrealized depreciation on swaps	—	441,982	1,025,523
Due to investment adviser, net	3,408	68,928	16,594
Due to brokers for swaps	8,720,712	72,059,998	1,558,655
Accrued expenses and other liabilities	37,699	108,543	41,615

Total Liabilities	8,761,819	73,082,956	2,642,387

Net Assets	$15,741,352	$165,650,459	$22,364,592

Net Assets Consist Of:
Capital stock	$7,172,412	$81,287,056	$93,502,233
Undistributed (Accumulated) net investment income (loss)	(80,698)	—	(161,037)
Accumulated net realized loss	(790,957)	(2,981,819)	(69,951,081)
Net unrealized appreciation (depreciation) on:
Investment securities	381,692	2,093,414	—
Swaps	9,058,903	85,251,808	(1,025,523)

Net Assets	$15,741,352	$165,650,459	$22,364,592

Calculation of Net Asset Value Per Share:
Net assets	$15,741,352	$165,650,459	$22,364,592
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	200,003	1,500,001	1,299,848
Net assets value, redemption price and offering price per share	$78.71	$110.43	$17.21

Cost of Investments	$10,178,711	$106,684,539	$15,026,507

The accompanying notes are an integral part of these financial statements.

128	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2014

	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$138,879,157	$34,079,261	$592,294,076	$228,086,228
Cash	85,164,730	19,749,314	562,164,404	114,287,777
Cash collateral for swaps	—	—	68,943,684	8,131,580
Receivable for Fund shares sold	164,781	—	137,609,842	22,894,627
Dividend and interest receivable	76	74	163,855	584
Due from brokers for swaps	—	—	23,179,227	—
Foreign tax reclaims	—	—	167	—
Unrealized appreciation on swaps	119,177,813	2,017,538	754,916,295	—
Prepaid expenses and other assets	13,416	13,246	91,238	19,349

Total Assets	343,399,973	55,859,433	2,139,362,788	373,420,145

Liabilities:
Payable for Fund shares redeemed	—	—	154,075,086	10,742,114
Unrealized depreciation on swaps	—	3,654,731	—	78,731,631
Due to investment adviser, net	118,182	30,026	852,975	95,453
Due to brokers for swaps	107,322,971	3,736,331	720,625,190	5,567
Accrued expenses and other liabilities	157,450	123,293	825,596	306,001

Total Liabilities	107,598,603	7,544,381	876,378,847	89,880,766

Net Assets	$235,801,370	$48,315,052	$1,262,983,941	$283,539,379

Net Assets Consist Of:
Capital stock	$138,440,976	$235,176,519	$706,585,109	$4,734,524,097
Accumulated net investment loss	(7,850)	(412,572)	(10,339)	(2,908,857)
Accumulated net realized loss	(18,768,288)	(184,811,702)	(198,847,485)	(4,369,344,230)
Net unrealized appreciation (depreciation) on:
Investment securities	(3,041,281)	—	340,361	—
Swaps	119,177,813	(1,637,193)	754,916,295	(78,731,631)

Net Assets	$235,801,370	$48,315,052	$1,262,983,941	$283,539,379

Calculation of Net Asset Value Per Share:
Net assets	$235,801,370	$48,315,052	$1,262,983,941	$283,539,379
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,800,017	2,787,220	11,074,972	19,453,453
Net assets value, redemption price and offering price per share	$84.21	$17.33	$114.04	$14.58

Cost of Investments	$141,920,438	$34,079,261	$591,953,715	$228,086,228

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	129

Statements of Assets and Liabilities

October 31, 2014

	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$56,525,772	$8,505,481	$129,622,109	$14,246,963
Cash	39,908,768	3,024,062	68,329,270	6,087,101
Dividend and interest receivable	128	54	—	—
Due from brokers for swaps	—	—	—	42,804
Unrealized appreciation on swaps	49,844,668	—	75,280,782	—
Prepaid expenses and other assets	7,914	19,886	10,423	10,037

Total Assets	146,287,250	11,549,483	273,242,584	20,386,905

Liabilities:
Payable for investments purchased	—	—	16,095,600	—
Unrealized depreciation on swaps	—	2,175,773	—	6,170,258
Due to investment adviser, net	52,773	6,515	95,132	11,211
Due to brokers for swaps	46,697,471	135,595	67,100,000	195,440
Accrued expenses and other liabilities	111,186	34,154	148,019	43,190

Total Liabilities	46,861,430	2,352,037	83,438,751	6,420,099

Net Assets	$99,425,820	$9,197,446	$189,803,833	$13,966,806

Net Assets Consist Of:
Capital stock	$66,745,357	$178,695,805	$118,890,828	$137,165,599
Undistributed (Accumulated) net investment income (loss)	1,124	(95,772)	—	(137,363)
Accumulated net realized loss	(17,229,765)	(167,226,814)	(4,862,410)	(116,891,172)
Net unrealized appreciation (depreciation) on:
Investment securities	64,436	—	494,633	—
Swaps	49,844,668	(2,175,773)	75,280,782	(6,170,258)

Net Assets	$99,425,820	$9,197,446	$189,803,833	$13,966,806

Calculation of Net Asset Value Per Share:
Net assets	$99,425,820	$9,197,446	$189,803,833	$13,966,806
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,400,000	308,309	1,450,000	1,121,873
Net assets value, redemption price and offering price per share	$71.02	$29.83	$130.90	$12.45

Cost of Investments	$56,461,336	$8,505,481	$129,127,476	$14,246,963

The accompanying notes are an integral part of these financial statements.

130	DIREXION ANNUAL REPORT

Statements of Operations

For The Year Ended October 31, 2014

	Direxion Daily Mid Cap Bull 2X Shares[1]	Direxion Daily S&P 500® Bull 2X Shares[2]	Direxion Daily Small Cap Bull 2X Shares[1]	Direxion Daily 7-10 Year Treasury Bull 2X Shares[1]
Investment Income:
Dividend income	$13,544	$231,323	$—	$—
Interest income	—	1	—	—

Total investment income	13,544	231,324	—	—

Expenses:
Investment advisory fees	14,670	59,481	8,099	15,640
Professional fees	15,760	15,930	15,760	15,760
Offering fees	9,216	7,568	9,216	9,216
Licensing fees	1,760	7,138	6,602	3,123
Reports to shareholders	701	4,180	476	726
Pricing fees	2,082	3,441	2,082	2,082
Administration fees	789	3,215	436	841
Accounting fees	738	2,812	442	782
Exchange listing fees	1,302	2,151	1,301	1,301
Custody fees	683	1,631	551	702
Transfer agent fees	667	1,455	602	677
Trustees’ fees and expenses	277	653	252	306
Compliance fees	103	242	94	113
Interest expense	30	170	19	—
Insurance fees	42	82	20	41
Other	337	820	337	337

Total Expenses	49,157	110,969	46,289	51,647
Less: reimbursement of expenses from Adviser	(31,524)	(39,422)	(36,551)	(32,880)

Net Expenses	17,633	71,547	9,738	18,767

Net investment income (loss)	(4,089)	159,777	(9,738)	(18,767)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(28,091)	149,508	62,798	(55,017)
In-kind redemptions	—	196,269	(486)	—
Swaps	106,578	973,137	162,867	8,487

Net realized gain (loss) on investment securities, in-kind redemptions and swaps	78,487	1,318,914	225,179	(46,530)

Change in net unrealized appreciation (depreciation) on:
Investment securities	22,658	1,000,148	—	—
Swaps	89,785	1,185,565	534,806	498,042

Change in net unrealized appreciation on investment securities and swaps	112,443	2,185,713	534,806	498,042

Net realized and unrealized gain on investment securities, in-kind redemptions and swaps	190,930	3,504,627	759,985	451,512

Net increase in net assets resulting from operations	$186,841	$3,664,404	$750,247	$432,745

[1]	Represents the period from July 29, 2014 (commencement of operations) to October 31, 2014.

[2]	Represents the period from May 28, 2014 (commencement of operations) to October 31, 2014.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	131

Statements of Operations

For The Year Ended October 31, 2014

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Investment Income:
Dividend income	$30,633	$—	$974,713	$—
Interest income	4,458	962	10,726	8,549

Total investment income	35,091	962	985,439	8,549

Expenses:
Investment advisory fees	468,190	67,905	2,777,773	1,556,620
Licensing fees	49,940	7,243	296,296	166,040
Administration fees	17,406	2,527	103,158	57,740
Interest expense	20,514	35	89,696	261
Accounting fees	14,870	2,186	87,814	49,529
Professional fees	29,366	15,904	72,962	51,893
Reports to shareholders	12,235	3,398	71,311	42,286
Transfer agent fees	8,464	2,163	50,171	27,473
Custody fees	10,563	1,042	49,374	21,932
Insurance fees	2,443	609	12,530	10,218
Trustees’ fees and expenses	2,038	295	11,802	6,624
Pricing fees	8,000	8,000	8,000	8,000
Exchange listing fees	5,000	5,000	5,000	5,000
Compliance fees	824	344	3,246	1,932
Other	2,464	3,166	6,055	12,577

Total Expenses	652,317	119,817	3,645,188	2,018,125
Recoupment of expenses to Adviser	30	—	6,394	166
Less: reimbursement of expenses from Adviser	(38,793)	(33,769)	(43,374)	(46,312)

Net Expenses	613,554	86,048	3,608,208	1,971,979

Net investment loss	(578,463)	(85,086)	(2,622,769)	(1,963,430)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	(590,288)	—
In-kind redemptions	554,876	—	3,118,978	—
Swaps	6,525,549	(3,684,876)	154,611,539	(128,734,013)

Net realized gain (loss) on investment securities, in-kind redemptions and swaps	7,080,425	(3,684,876)	157,140,229	(128,734,013)

Change in net unrealized appreciation (depreciation) on:
Investment securities	16,236	—	1,767,795	—
Swaps	10,047,365	231,460	20,827,575	23,721,421

Change in net unrealized appreciation on investment securities and swaps	10,063,601	231,460	22,595,370	23,721,421

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	17,144,026	(3,453,416)	179,735,599	(105,012,592)

Net increase (decrease) in net assets resulting from operations	$16,565,563	$(3,538,502)	$177,112,830	$(106,976,022)

The accompanying notes are an integral part of these financial statements.

132	DIREXION ANNUAL REPORT

Statements of Operations

For The Year Ended October 31, 2014

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$438,593	$—	$—	$—
Interest income	35,657	24,943	165	2,435

Total investment income	474,250	24,943	165	2,435

Expenses:
Investment advisory fees	7,120,579	5,205,137	29,352	435,814
Licensing fees	1,179,833	920,497	20,070	20,000
Administration fees	264,635	193,129	1,091	16,237
Interest expense	253,093	9,057	28	1,389
Accounting fees	223,973	165,216	936	13,909
Reports to shareholders	170,665	181,057	1,545	12,366
Transfer agent fees	126,742	95,539	2,293	7,797
Professional fees	114,344	98,536	15,676	29,213
Custody fees	114,106	76,472	668	8,375
Trustees’ fees and expenses	30,916	22,611	129	1,954
Insurance fees	30,663	41,450	274	2,746
Pricing fees	8,000	8,000	8,000	8,000
Compliance fees	7,169	5,135	323	763
Exchange listing fees	5,000	10,000	5,000	5,000
Other	45,614	37,902	1,758	2,308

Total Expenses	9,695,332	7,069,738	87,143	565,871
Recoupment of expenses to Adviser	—	—	—	7
Less: reimbursement of expenses from Adviser	(422,839)	(467,508)	(49,936)	(12,458)

Net Expenses	9,272,493	6,602,230	37,207	553,420

Net investment loss	(8,798,243)	(6,577,287)	(37,042)	(550,985)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	—	—
In-kind redemptions	10,680,243	—	—	—
Swaps	223,669,297	(183,291,736)	(10,081)	(6,341,518)

Net realized gain (loss) on investment securities, in-kind redemptions and swaps	234,349,540	(183,291,736)	(10,081)	(6,341,518)

Change in net unrealized appreciation (depreciation) on:
Investment securities	178,238	—	—	—
Swaps	116,464,852	18,017,085	465,838	(3,765,928)

Change in net unrealized appreciation on investment securities and swaps	116,643,090	18,017,085	465,838	(3,765,928)

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	350,992,630	(165,274,651)	455,757	(10,107,446)

Net increase (decrease) in net assets resulting from operations	$342,194,387	$(171,851,938)	$418,715	$(10,658,431)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	133

Statements of Operations

For The Year Ended October 31, 2014

	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares	Direxion Daily Brazil Bull 3X Shares
Investment Income:
Dividend income	$126,046	$—	$73,002
Interest income	1,293	25,422	22

Total investment income	127,339	25,422	73,024

Expenses:
Investment advisory fees	259,890	4,402,190	87,922
Licensing fees	20,002	176,088	23,284
Professional fees	22,506	92,836	15,942
Pricing fees	8,000	8,000	8,000
Exchange listing fees	5,000	8,952	5,000
Transfer agent fees	4,465	71,849	3,183
Reports to shareholders	6,833	68,903	2,819
Administration fees	9,615	163,912	3,242
Accounting fees	8,324	139,875	2,750
Custody fees	5,759	68,200	4,026
Compliance fees	551	5,117	380
Insurance fees	1,531	21,783	248
Trustees’ fees and expenses	1,054	19,614	322
Interest expense	1,811	30,277	2,567
Other	2,097	39,902	2,030

Total Expenses	357,438	5,317,498	161,715
Recoupment of expenses to Adviser	128	—	—
Less: reimbursement of expenses from Adviser	(26,561)	(4,138)	(47,780)

Net Expenses	331,005	5,313,360	113,935

Net investment loss	(203,666)	(5,287,938)	(40,911)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(77,683)	—	(1,253,128)
In-kind redemptions	55,742	—	1,002,719
Swaps	11,165,921	(194,283,795)	(1,865,348)

Net realized gain (loss) on investment securities, in-kind redemptions and swaps	11,143,980	(194,283,795)	(2,115,757)

Change in net unrealized appreciation (depreciation) on:
Investment securities	845,468	—	(298,879)
Swaps	2,854,530	(97,485,884)	451,849

Change in net unrealized appreciation (depreciation) on investment securities and swaps	3,699,998	(97,485,884)	152,970

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	14,843,978	(291,769,679)	(1,962,787)

Net increase (decrease) in net assets resulting from operations	$14,640,312	$(297,057,617)	$(2,003,698)

The accompanying notes are an integral part of these financial statements.

134	DIREXION ANNUAL REPORT

Statements of Operations

For The Year Ended October 31, 2014

	Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares	Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $236, $-, $- and $-, respectively)	$104,484	$—	$600,823	$—
Interest income	1,921	263	8,222	4,688

Total investment income	106,405	263	609,045	4,688

Expenses:
Investment advisory fees	367,778	54,260	2,319,604	872,875
Licensing fees	50,013	50,012	266,243	100,440
Professional fees	23,628	20,816	70,424	52,921
Administration fees	13,687	2,022	86,388	32,501
Accounting fees	11,805	1,745	74,442	27,649
Reports to shareholders	11,127	3,175	65,142	26,750
Interest expense	8,948	310	30,778	1,373
Custody fees	8,828	575	41,779	14,158
Pricing fees	8,000	8,000	8,000	8,000
Transfer agent fees	6,828	2,491	45,052	17,467
Exchange listing fees	5,000	5,000	9,559	7,000
Trustees’ fees and expenses	1,647	231	10,467	3,905
Insurance fees	1,613	536	15,192	5,462
Compliance fees	757	338	2,963	1,139
Other	2,300	1,466	4,252	2,885

Total Expenses	521,959	150,977	3,050,285	1,174,525
Recoupment of expenses to Adviser	42	—	41	127
Less: reimbursement of expenses from Adviser	(47,201)	(81,939)	(81,382)	(67,638)

Net Expenses	474,800	69,038	2,968,944	1,107,014

Net investment loss	(368,395)	(68,775)	(2,359,899)	(1,102,326)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(41,533)	—	(1,885,250)	—
In-kind redemptions	343,033	—	2,703,960	—
Swaps	(1,096,135)	(2,716,080)	10,222,220	(43,397,443)

Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(794,635)	(2,716,080)	11,040,930	(43,397,443)

Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,023,202)	—	(2,932,029)	—
Swaps	(2,266,497)	1,740,707	(13,890,567)	8,167,122

Change in net unrealized appreciation (depreciation) on investment securities and swaps	(3,289,699)	1,740,707	(16,822,596)	8,167,122

Net realized and unrealized (loss) on investment securities, in-kind redemptions and swaps	(4,084,334)	(975,373)	(5,781,666)	(35,230,321)

Net decrease in net assets resulting from operations	$(4,452,729)	$(1,044,148)	$(8,141,565)	$(36,332,647)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	135

Statements of Operations

For The Year Ended October 31, 2014

	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares[1]
Investment Income:
Dividend income (net of foreign withholding tax of $800, $- and $-, respectively)	$73,405	$—	$90,638
Interest income	4,163	1,150	—

Total investment income	77,568	1,150	90,638

Expenses:
Investment advisory fees	736,421	114,643	36,597
Licensing fees	92,114	13,921	1,464
Professional fees	46,619	16,190	16,275
Administration fees	27,354	4,269	1,343
Accounting fees	23,471	3,575	1,337
Reports to shareholders	23,229	5,808	4,468
Custody fees	15,733	2,031	1,341
Transfer agent fees	14,265	3,409	1,433
Interest expense	11,268	814	54
Pricing fees	8,000	8,000	6,203
Exchange listing fees	5,000	5,000	3,877
Insurance fees	3,895	485	27
Trustees’ fees and expenses	3,215	504	155
Compliance fees	1,105	415	244
Offering fees	—	—	8,568
Other	3,106	1,972	1,652

Total Expenses	1,014,795	181,036	85,038
Less: reimbursement of expenses from Adviser	(70,727)	(35,007)	(38,628)

Net Expenses	944,068	146,029	46,410

Net investment income (loss)	(866,500)	(144,879)	44,228

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	1,874,689	—	—
In-kind redemptions	374,435	—	—
Swaps	31,520,944	(7,546,523)	(1,043,009)

Net realized gain (loss) on investment securities, in-kind redemptions and swaps	33,770,068	(7,546,523)	(1,043,009)

Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,453,092)	—	(460,098)
Swaps	(19,740,653)	395,940	(553,879)

Change in net unrealized appreciation (depreciation) on investment securities and swaps	(21,193,745)	395,940	(1,013,977)

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	12,576,323	(7,150,583)	(2,056,986)

Net increase (decrease) in net assets resulting from operations	$11,709,823	$(7,295,462)	$(2,012,758)

[1]	Represents the period from January 22, 2014 (commencement of operations) to October 31, 2014.

The accompanying notes are an integral part of these financial statements.

136	DIREXION ANNUAL REPORT

Statements of Operations

For The Year Ended October 31, 2014

	Direxion Daily India Bull 3X Shares	Direxion Daily Japan Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares
Investment Income:
Dividend income	$37,815	$23,460	$89,715
Interest income	1,974	20	2

Total investment income	39,789	23,480	89,717

Expenses:
Investment advisory fees	390,765	54,619	157,851
Licensing fees	41,682	24,999	21,047
Professional fees	23,541	15,839	21,461
Interest expense	15,077	496	2,900
Administration fees	14,419	2,033	5,869
Accounting fees	12,288	1,719	5,099
Custody fees	11,131	2,270	4,527
Reports to shareholders	10,371	2,167	5,945
Pricing fees	8,000	8,000	8,000
Transfer agent fees	5,886	2,771	2,757
Exchange listing fees	5,000	5,000	8,587
Trustees’ fees and expenses	1,599	248	702
Insurance fees	1,552	323	1,186
Compliance fees	730	229	464
Other	1,893	2,484	1,783

Total Expenses	543,934	123,197	248,178
Less: reimbursement of expenses from Adviser	(33,888)	(53,518)	(45,333)

Net Expenses	510,046	69,679	202,845

Net investment loss	(470,257)	(46,199)	(113,128)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(196,622)	45,683	(691,529)
In-kind redemptions	1,448,111	71,480	597,624
Swaps	7,761,788	(584,573)	(4,760,785)

Net realized gain (loss) on investment securities, in-kind redemptions and swaps	9,013,277	(467,410)	(4,854,690)

Change in net unrealized appreciation (depreciation) on:
Investment securities	189,241	(81,459)	(138,333)
Swaps	26,262,691	721,524	152,109

Change in net unrealized appreciation on investment securities and swaps	26,451,932	640,065	13,776

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	35,465,209	172,655	(4,840,914)

Net increase (decrease) in net assets resulting from operations	$34,994,952	$126,456	$(4,954,042)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	137

Statements of Operations

For The Year Ended October 31, 2014

	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares	Direxion Daily South Korea Bull 3X Shares
Investment Income:
Dividend income	$1,187	$—	$7,077
Interest income	576	529	138

Total investment income	1,763	529	7,215

Expenses:
Investment advisory fees	495,617	131,984	18,782
Licensing fees	52,244	16,258	17,005
Professional fees	23,757	16,251	15,617
Administration fees	18,163	4,875	699
Accounting fees	15,255	4,085	605
Custody fees	12,074	3,022	1,477
Reports to shareholders	10,266	4,187	541
Exchange listing fees	8,223	5,000	5,000
Pricing fees	8,000	8,000	8,000
Interest expense	7,037	799	601
Transfer agent fees	6,011	3,476	2,353
Trustees’ fees and expenses	1,713	548	85
Insurance fees	1,474	664	120
Compliance fees	774	393	310
Other	4,024	1,872	1,949

Total Expenses	664,632	201,414	73,144
Recoupment of expenses to Adviser	5,085	—	—
Less: reimbursement of expenses from Adviser	(34,899)	(33,435)	(48,753)

Net Expenses	634,818	167,979	24,391

Net investment loss	(633,055)	(167,450)	(17,176)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(4,747,794)	—	—
In-kind redemptions	3,031,568	—	—
Swaps	(16,982,136)	(2,870,526)	739,944

Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(18,698,362)	(2,870,526)	739,944

Change in net unrealized appreciation (depreciation) on:
Investment securities	(670,422)	—	(41,612)
Swaps	(24,022,590)	866,735	(843,511)

Change in net unrealized appreciation (depreciation) on investment securities and swaps	(24,693,012)	866,735	(885,123)

Net realized and unrealized (loss) on investment securities, in-kind redemptions and swaps	(43,391,374)	(2,003,791)	(145,179)

Net decrease in net assets resulting from operations	$(44,024,429)	$(2,171,241)	$(162,355)

The accompanying notes are an integral part of these financial statements.

138	DIREXION ANNUAL REPORT

Statements of Operations

For The Year Ended October 31, 2014

	Direxion Daily Basic Materials Bull 3X Shares	Direxion Daily Gold Miners Bull 3X Shares	Direxion Daily Gold Miners Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares
Investment Income:
Dividend income	$38,016	$1,072,466	$—	$397,271
Interest income	5	13,977	13,410	3,756

Total investment income	38,021	1,086,443	13,410	401,027

Expenses:
Investment advisory fees	39,686	5,458,215	1,444,693	750,708
Licensing fees	25,616	437,204	123,610	88,249
Professional fees	14,236	106,700	37,949	31,417
Pricing fees	8,000	8,000	8,000	8,000
Exchange listing fees	5,000	5,007	5,000	5,000
Transfer agent fees	2,446	108,255	21,655	10,473
Reports to shareholders	1,934	173,099	43,853	20,237
Administration fees	1,469	203,015	53,740	27,830
Accounting fees	1,229	174,994	45,358	23,273
Custody fees	824	81,443	27,238	16,807
Compliance fees	243	6,719	2,034	964
Interest expense	222	97,352	38,476	21,917
Insurance fees	174	24,375	4,436	1,686
Trustees’ fees and expenses	170	24,271	6,541	3,109
Other	1,738	36,959	7,404	2,832

Total Expenses	102,987	6,945,608	1,869,987	1,012,502
Recoupment of expenses to Adviser	—	115,774	26,836	—
Less: reimbursement of expenses from Adviser	(52,496)	(50,291)	(28,402)	(39,688)

Net Expenses	50,491	7,011,091	1,868,421	972,814

Net investment loss	(12,470)	(5,924,648)	(1,855,011)	(571,787)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	10,536	(86,419,613)	—	(282,805)
In-kind redemptions	—	24,579,845	—	3,452,136
Swaps	(52,023)	(301,454,272)	25,132,021	6,750,133

Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(41,487)	(363,294,040)	25,132,021	9,919,464

Change in net unrealized appreciation (depreciation) on:
Investment securities	126,464	(13,930,135)	—	3,235,560
Swaps	1,070,079	(460,055,912)	111,856,804	57,314,980

Change in net unrealized appreciation (depreciation) on investment securities and swaps	1,196,543	(473,986,047)	111,856,804	60,550,540

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	1,155,056	(837,280,087)	136,988,825	70,470,004

Net increase (decrease) in net assets resulting from operations	$1,142,586	$(843,204,735)	$135,133,814	$69,898,217

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	139

Statements of Operations

For The Year Ended October 31, 2014

	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares	Direxion Daily Natural Gas Related Bull 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $–, $– and $2,645, respectively)	$—	$—	$38,814
Interest income	5,186	1,515	662

Total investment income	5,186	1,515	39,476

Expenses:
Investment advisory fees	957,040	261,313	147,300
Licensing fees	79,952	32,792	15,712
Administration fees	34,903	9,557	5,457
Professional fees	31,981	17,445	21,346
Accounting fees	28,905	7,899	4,735
Reports to shareholders	17,302	5,292	4,822
Custody fees	16,435	7,271	5,170
Interest expense	11,495	1,982	8,069
Transfer agent fees	10,687	3,845	3,326
Pricing fees	8,000	8,000	8,000
Exchange listing fees	5,000	5,000	5,000
Trustees’ fees and expenses	2,679	804	618
Compliance fees	1,108	535	427
Insurance fees	1,083	435	1,215
Excise tax	268	247	—
Other	6,961	2,121	1,886

Total Expenses	1,213,799	364,538	233,083
Recoupment of expenses to Adviser	14,105	90	—
Less: reimbursement of expenses from Adviser	(3,890)	(31,402)	(38,433)

Net Expenses	1,224,014	333,226	194,650

Net investment loss	(1,218,828)	(331,711)	(155,174)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(24,208,125)	—	(5,932,576)
In-kind redemptions	11,659,891	—	266,345
Swaps	(134,336,069)	(10,450,076)	(8,243,397)

Net realized loss on investment securities, in-kind redemptions and swaps	(146,884,303)	(10,450,076)	(13,909,628)

Change in net unrealized appreciation (depreciation) on:
Investment securities	(4,386,953)	—	575,603
Swaps	(204,428,910)	57,365,977	(9,472,320)

Change in net unrealized appreciation (depreciation) on investment securities and swaps	(208,815,863)	57,365,977	(8,896,717)

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	(355,700,166)	46,915,901	(22,806,345)

Net increase (decrease) in net assets resulting from operations	$(356,918,994)	$46,584,190	$(22,961,519)

The accompanying notes are an integral part of these financial statements.

140	DIREXION ANNUAL REPORT

Statements of Operations

For The Year Ended October 31, 2014

	Direxion Daily Retail Bull 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $–, $9,328 and $–, respectively)	$75,495	$468,841	$—
Interest income	524	3,449	1,196

Total investment income	76,019	472,290	1,196

Expenses:
Investment advisory fees	127,966	639,659	164,548
Licensing fees	25,021	85,288	21,940
Professional fees	16,297	40,475	21,477
Pricing fees	8,000	8,000	8,000
Custody fees	6,726	12,382	2,385
Interest expense	6,381	49,478	79
Reports to shareholders	5,179	15,264	5,799
Exchange listing fees	5,000	5,000	5,000
Administration fees	4,784	23,627	6,125
Accounting fees	4,087	20,023	5,353
Transfer agent fees	3,219	10,549	3,193
Insurance fees	730	3,914	1,842
Trustees’ fees and expenses	582	2,614	714
Compliance fees	454	891	463
Other	1,988	2,328	1,662

Total Expenses	216,414	919,492	248,580
Less: reimbursement of expenses from Adviser	(47,943)	(59,779)	(40,074)

Net Expenses	168,471	859,713	208,506

Net investment loss	(92,452)	(387,423)	(207,310)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(8,856)	(18,703)	—
In-kind redemptions	(224,730)	5,876,794	—
Swaps	(376,370)	4,568,748	(27,509,748)

Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(609,956)	10,426,839	(27,509,748)

Change in net unrealized appreciation (depreciation) on:
Investment securities	323,009	1,690,414	—
Swaps	819,887	46,857,846	10,452,847

Change in net unrealized appreciation on investment securities and swaps	1,142,896	48,548,260	10,452,847

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	532,940	58,975,099	(17,056,901)

Net increase (decrease) in net assets resulting from operations	$440,488	$58,587,676	$(17,264,211)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	141

Statements of Operations

For The Year Ended October 31, 2014

	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $-, $-, $2,408 and $-, respectively)	$187,886	$—	$2,255,872	$—
Interest income	101	1,491	31,236	11,001

Total investment income	187,987	1,491	2,287,108	11,001

Expenses:
Investment advisory fees	1,216,414	405,224	9,050,836	2,910,299
Licensing fees	115,800	37,521	1,121,135	367,450
Interest expense	108,317	131	530,119	620
Professional fees	55,429	46,483	136,531	75,777
Administration fees	45,125	15,122	336,968	108,571
Accounting fees	38,758	13,048	290,156	96,030
Reports to shareholders	31,998	14,201	167,255	168,590
Transfer agent fees	27,442	7,961	175,722	72,013
Custody fees	17,934	5,835	162,173	41,962
Insurance fees	9,911	3,886	60,317	28,814
Pricing fees	8,000	8,000	8,000	8,000
Trustees’ fees and expenses	5,217	1,829	39,941	13,276
Exchange listing fees	5,000	5,000	7,417	9,500
Compliance fees	1,232	768	8,788	2,754
Other	1,911	2,166	17,524	3,987

Total Expenses	1,688,488	567,175	12,112,882	3,907,643
Recoupment of expenses to Adviser	1,093	—	1,645	1,453
Less: reimbursement of expenses from Adviser	(40,473)	(53,760)	(120,016)	(222,097)

Net Expenses	1,649,108	513,415	11,994,511	3,686,999

Net investment loss	(1,461,121)	(511,924)	(9,707,403)	(3,675,998)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	(120,350)	—
In-kind redemptions	2,366,835	—	26,564,694	—
Swaps	(8,374,271)	(24,440,137)	261,603,339	(171,618,868)

Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(6,007,436)	(24,440,137)	288,047,683	(171,618,868)

Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,200,126)	—	981,198	—
Swaps	13,184,065	10,846,514	264,807,240	(45,415,706)

Change in net unrealized appreciation (depreciation) on investment securities and swaps	9,983,939	10,846,514	265,788,438	(45,415,706)

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	3,976,503	(13,593,623)	553,836,121	(217,034,574)

Net increase (decrease) in net assets resulting from operations	$2,515,382	$(14,105,547)	$544,128,718	$(220,710,572)

The accompanying notes are an integral part of these financial statements.

142	DIREXION ANNUAL REPORT

Statements of Operations

For The Year Ended October 31, 2014

	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Investment Income:
Dividend income	$176,242	$—	$196,684	$—
Interest income	258	1,193	275	38

Total investment income	176,500	1,193	196,959	38

Expenses:
Investment advisory fees	793,461	95,311	1,027,205	131,618
Licensing fees	77,444	50,000	97,555	12,288
Professional fees	57,357	16,064	58,818	21,315
Interest expense	51,495	123	37,134	40
Administration fees	29,609	3,549	38,128	4,907
Accounting fees	25,828	3,060	32,374	4,208
Reports to shareholders	24,710	3,704	26,635	5,335
Custody fees	17,710	2,198	19,802	1,275
Transfer agent fees	16,933	2,810	16,820	3,241
Pricing fees	8,000	8,000	8,000	8,000
Insurance fees	5,887	776	6,268	1,176
Exchange listing fees	5,000	9,049	5,000	5,000
Trustees’ fees and expenses	3,596	412	4,370	595
Compliance fees	1,149	120	1,274	74
Other	3,364	290	3,616	307

Total Expenses	1,121,543	195,466	1,382,999	199,379
Less: reimbursement of expenses from Adviser	(64,997)	(74,616)	(44,741)	(32,623)

Net Expenses	1,056,546	120,850	1,338,258	166,756

Net investment loss	(880,046)	(119,657)	(1,141,299)	(166,718)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(516,671)	—	190,203	—
In-kind redemptions	(6,572)	—	223,934	—
Swaps	62,670,147	(6,126,046)	24,494,629	(10,673,957)

Net realized gain (loss) on investment securities, in-kind redemptions and swaps	62,146,904	(6,126,046)	24,908,766	(10,673,957)

Change in net unrealized appreciation (depreciation) on:
Investment securities	234,853	—	352,984	—
Swaps	(16,845,720)	(887,014)	50,086,814	(1,676,774)

Change in net unrealized appreciation (depreciation) on investment securities and swaps	(16,610,867)	(887,014)	50,439,798	(1,676,774)

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swaps	45,536,037	(7,013,060)	75,348,564	(12,350,731)

Net increase (decrease) in net assets resulting from operations	$44,655,991	$(7,132,717)	$74,207,265	$(12,517,449)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	143

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 2X Shares[2]	Direxion Daily S&P 500® Bull 2X Shares[2]	Direxion Daily Small Cap Bull 2X Shares[2]	Direxion Daily 7-10 Year Treasury Bull 2X Shares[3]
	For the Period July 29, 2014[1] Through October 31, 2014	For the Period May 28, 2014[1] Through October 31, 2014	For the Period July 29, 2014[1] Through October 31, 2014	For the Period July 29, 2014[1] Through October 31, 2014
Operations:
Net investment income (loss)	$(4,089)	$159,777	$(9,738)	$(18,767)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	78,487	1,318,914	225,179	(46,530)
Change in net unrealized appreciation on investment securities and swaps	112,443	2,185,713	534,806	498,042

Net increase in net assets resulting from operations	186,841	3,664,404	750,247	432,745

Distributions to shareholders:
Capital share transactions:
Proceeds from shares sold	12,062,490	59,499,883	11,707,566	12,003,274
Cost of shares redeemed	(10,209,299)	(31,832,888)	(8,228,730)	—
Transaction fees	2,042	4,684	1,231	—

Net increase in net assets resulting from capital transactions	1,855,233	27,671,679	3,480,067	12,003,274

Total increase in net assets	2,042,074	31,336,083	4,230,314	12,436,019
Net assets:
Beginning of period	—	—	—	—

End of period	$2,042,074	$31,336,083	$4,230,314	$12,436,019

Undistributed net investment income at end of period	$—	$167,345	$—	$—

Changes in shares outstanding:
Shares outstanding, beginning of period	—	—	—	—
Shares sold	100,000	483,333	100,000	150,000
Shares repurchased	(83,333)	(250,000)	(66,667)	—

Shares outstanding, end of period	16,667	233,333	33,333	150,000

[1]	Commencement of investment operations.

[2]	Effective November 17, 2014, the Fund had a 1:3 stock split. Share amounts for all periods have been adjusted to give effect to the 1:3 stock split.

[3]	Effective November 17, 2014, the Fund had a 1:2 stock split. Share amounts for all periods have been adjusted to give effect to the 1:2 stock split.

The accompanying notes are an integral part of these financial statements.

144	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares		Direxion Daily Mid Cap Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(578,463)	$(401,942)	$(85,086)	$(114,215)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	7,080,425	23,442,421	(3,684,876)	(11,726,287)
Change in net unrealized appreciation on investment securities and swaps	10,063,601	13,016,702	231,460	527,895

Net increase (decrease) in net assets resulting from operations	16,565,563	36,057,181	(3,538,502)	(11,312,607)

Distributions to shareholders:
Net realized gains	(2,032,510)	—	—	—

Total distributions	(2,032,510)	—	—	—

Capital share transactions:
Proceeds from shares sold	226,252,435	149,919,752	5,758,111	22,642,993
Cost of shares redeemed	(201,108,109)	(168,044,844)	(4,728,144)	(17,383,220)
Transaction fees	31,872	29,685	1,419	5,213

Net increase (decrease) in net assets resulting from capital transactions	25,176,198	(18,095,407)	1,031,386	5,264,986

Total increase (decrease) in net assets	39,709,251	17,961,774	(2,507,116)	(6,047,621)
Net assets:
Beginning of year	51,729,783	33,768,009	10,736,244	16,783,865

End of year	$91,439,034	$51,729,783	$8,229,128	$10,736,244

Undistributed (Accumulated) net investment income (loss) at end of year	$—	$—	$(69,813)	$(89,419)

Changes in shares outstanding:
Shares outstanding, beginning of year	700,033	1,000,033	508,158	291,656
Shares sold	2,650,000	2,550,000	350,000	650,000
Shares repurchased	(2,350,000)	(2,850,000)	(250,000)	(433,498)

Shares outstanding, end of year	1,000,033	700,033	608,158	508,158

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	145

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 3X Shares		Direxion Daily S&P 500® Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(2,622,769)	$(2,056,661)	$(1,963,430)	$(1,867,905)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	157,140,229	79,045,391	(128,734,013)	(91,568,936)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	22,595,370	90,096,336	23,721,421	(55,869,892)

Net increase (decrease) in net assets resulting from operations	177,112,830	167,085,066	(106,976,022)	(149,306,733)

Distributions to shareholders:
Capital share transactions:
Proceeds from shares sold	1,165,282,695	486,758,050	253,574,442	409,692,232
Cost of shares redeemed	(1,089,208,613)	(524,312,604)	(141,675,806)	(268,963,960)
Transaction fees	218,643	83,764	42,503	80,685

Net increase (decrease) in net assets resulting from capital transactions	76,292,725	(37,470,790)	111,941,139	140,808,957

Total increase (decrease) in net assets	253,405,555	129,614,276	4,965,117	(8,497,776)
Net assets:
Beginning of year	299,525,702	169,911,426	199,513,560	208,011,336

End of year	$552,931,257	$299,525,702	$204,478,677	$199,513,560

Accumulated net investment loss at end of year	$(55,376)	$(61,498)	$(1,696,281)	$(1,619,557)

Changes in shares outstanding:
Shares outstanding, beginning of year	5,501,251	6,001,251	5,025,675	2,305,949
Shares sold	15,750,000	11,300,000	8,700,000	7,430,000
Shares repurchased	(14,550,000)	(11,800,000)	(4,650,000)	(4,710,274)

Shares outstanding, end of year	6,701,251	5,501,251	9,075,675	5,025,675

The accompanying notes are an integral part of these financial statements.

146	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bull 3X Shares		Direxion Daily Small Cap Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(8,798,243)	$(5,257,645)	$(6,577,287)	$(7,700,041)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	234,349,540	392,577,908	(183,291,736)	(691,383,179)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	116,643,090	190,665,336	18,017,085	(106,723,330)

Net increase (decrease) in net assets resulting from operations	342,194,387	577,985,599	(171,851,938)	(805,806,550)

Distributions to shareholders:
Net realized gains	(14,424,276)	—	—	—

Total distributions	(14,424,276)	—	—	—

Capital share transactions:
Proceeds from shares sold	3,870,098,027	2,514,150,032	1,724,709,701	2,209,579,323
Cost of shares redeemed	(3,840,201,960)	(3,121,376,187)	(1,612,807,532)	(1,584,298,069)
Transaction fees	850,806	592,639	483,792	420,834

Net increase (decrease) in net assets resulting from capital transactions	30,746,873	(606,633,516)	112,385,961	625,702,088

Total increase (decrease) in net assets	358,516,984	(28,647,917)	(59,465,977)	(180,104,462)
Net assets:
Beginning of year	732,449,302	761,097,219	665,826,887	845,931,349

End of year	$1,090,966,286	$732,449,302	$606,360,910	$665,826,887

Accumulated net investment loss at end of year	$(16,904)	$(18,768)	$(5,608,538)	$(6,549,274)

Changes in shares outstanding:
Shares outstanding, beginning of year	10,950,034	26,500,034	32,098,480	13,451,496
Shares sold	56,350,000	54,400,000	107,000,000	68,137,501
Shares repurchased	(52,900,000)	(69,950,000)	(94,300,000)	(49,490,517)

Shares outstanding, end of year	14,400,034	10,950,034	44,798,480	32,098,480

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	147

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bull 3X Shares		Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(37,042)	$(52,423)	$(550,985)	$(510,874)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(10,081)	274,416	(6,341,518)	(12,606,253)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	465,838	(673,777)	(3,765,928)	14,907,672

Net increase (decrease) in net assets resulting from operations	418,715	(451,784)	(10,658,431)	1,790,545

Distributions to shareholders:
Capital share transactions:
Proceeds from shares sold	—	4,081,359	7,893,536	9,689,946
Cost of shares redeemed	—	(4,070,690)	—	(6,211,249)
Transaction fees	—	814	—	1,863

Net increase in net assets resulting from capital transactions	—	11,483	7,893,536	3,480,560

Total increase (decrease) in net assets	418,715	(440,301)	(2,764,895)	5,271,105
Net assets:
Beginning of year	3,850,804	4,291,105	57,438,024	52,166,919

End of year	$4,269,519	$3,850,804	$54,673,129	$57,438,024

Undistributed (Accumulated) net investment income (loss) at end of year	$(22,203)	$—	$(455,740)	$(431,151)

Changes in shares outstanding:
Shares outstanding, beginning of year	100,000	100,000	2,400,000	2,250,000
Shares sold	—	100,000	350,000	400,000
Shares repurchased	—	(100,000)	—	(250,000)

Shares outstanding, end of year	100,000	100,000	2,750,000	2,400,000

The accompanying notes are an integral part of these financial statements.

148	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bull 3X Shares		Direxion Daily 20+ Year Treasury Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income (loss)	$(203,666)	$142,361	$(5,287,938)	$(3,795,057)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	11,143,980	(6,183,656)	(194,283,795)	7,544,745
Change in net unrealized appreciation (depreciation) on investment securities and swaps	3,699,998	(1,005,134)	(97,485,884)	81,880,164

Net increase (decrease) in net assets resulting from operations	14,640,312	(7,046,429)	(297,057,617)	85,629,852

Distributions to shareholders:
Net investment income	—	(142,361)	—	—
Return of capital	—	(7,656)	—	—

Total distributions	—	(150,017)	—	—

Capital share transactions:
Proceeds from shares sold	136,413,344	108,300,949	395,778,539	322,502,840
Cost of shares redeemed	(123,676,027)	(104,585,010)	(114,008,524)	(163,737,548)
Transaction fees	34,119	25,233	34,203	49,121

Net increase in net assets resulting from capital transactions	12,771,436	3,741,172	281,804,218	158,814,413

Total increase (decrease) in net assets	27,411,748	(3,455,274)	(15,253,399)	244,444,265
Net assets:
Beginning of year	30,317,694	33,772,968	543,198,367	298,754,102

End of year	$57,729,442	$30,317,694	$527,944,968	$543,198,367

Undistributed (Accumulated) net investment income (loss) at end of year	$—	$—	$(4,386,135)	$(3,329,847)

Changes in shares outstanding:
Shares outstanding, beginning of year	600,000	450,000	8,399,789	5,599,789
Shares sold	2,200,000	1,950,000	7,350,000	5,350,000
Shares repurchased	(2,000,000)	(1,800,000)	(2,200,000)	(2,550,000)

Shares outstanding, end of year	800,000	600,000	13,549,789	8,399,789

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	149

Statements of Changes in Net Assets

	Direxion Daily Brazil Bull 3X Shares
	Year Ended October 31, 2014	For the Period April 10, 2013[1] Through October 31, 2013
Operations:
Net investment loss	$(40,911)	$(5,777)
Net realized (loss) on investment securities, in-kind redemptions and swaps	(2,115,757)	(1,553,209)
Change in net unrealized appreciation on investment securities and swaps	152,970	1,965,416

Net increase (decrease) in net assets resulting from operations	(2,003,698)	406,430

Distributions to shareholders:
Return of capital	—	(9,868)

Total distributions	—	(9,868)

Capital share transactions:
Proceeds from shares sold	56,884,793	6,840,742
Cost of shares redeemed	(19,810,039)	(1,552,508)
Transaction fees	4,490	311

Net increase in net assets resulting from capital transactions	37,079,244	5,288,545

Total increase in net assets	35,075,546	5,685,107
Net assets:
Beginning of year/period	5,685,107	—

End of year/period	$40,760,653	$5,685,107

Undistributed (Accumulated) net investment income (loss) at end of year/period	$—	$(5,777)

Changes in shares outstanding:
Shares outstanding, beginning of year/period	200,001	—
Shares sold	3,600,000	250,001
Shares repurchased	(1,100,000)	(50,000)

Shares outstanding, end of year/period	2,700,001	200,001

[1]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

150	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Developed Markets Bull 3X Shares		Direxion Daily Developed Markets Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(368,395)	$(253,153)	$(68,775)	$(102,734)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(794,635)	9,112,296	(2,716,080)	(7,554,747)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(3,289,699)	10,263,019	1,740,707	(1,673,539)

Net increase (decrease) in net assets resulting from operations	(4,452,729)	19,122,162	(1,044,148)	(9,331,020)

Distributions to shareholders:
Net investment income	—	(42,187)	—	—

Total distributions	—	(42,187)	—	—

Capital share transactions:
Proceeds from shares sold	86,120,669	35,286,700	5,115,227	19,589,741
Cost of shares redeemed	(97,754,300)	(22,638,472)	(3,350,596)	(17,392,104)
Transaction fees	21,176	6,005	1,005	5,216

Net increase (decrease) in net assets resulting from capital transactions	(11,612,455)	12,654,233	1,765,636	2,202,853

Total increase (decrease) in net assets	(16,065,184)	31,734,208	721,488	(7,128,167)
Net assets:
Beginning of year	52,047,401	20,313,193	8,533,770	15,661,937

End of year	$35,982,217	$52,047,401	$9,255,258	$8,533,770

Undistributed (Accumulated) net investment income (loss) at end of year	$—	$—	$(55,136)	$(82,405)

Changes in shares outstanding:
Shares outstanding, beginning of year	750,001	550,001	234,916	184,988
Shares sold	1,250,000	650,000	150,000	350,000
Shares repurchased	(1,450,000)	(450,000)	(100,000)	(300,072)

Shares outstanding, end of year	550,001	750,001	284,916	234,916

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	151

Statements of Changes in Net Assets

	Direxion Daily Emerging Markets Bull 3X Shares		Direxion Daily Emerging Markets Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(2,359,899)	$(1,575,693)	$(1,102,326)	$(1,015,693)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	11,040,930	44,030,598	(43,397,443)	(22,457,240)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(16,822,596)	6,115,976	8,167,122	(9,652,948)

Net increase (decrease) in net assets resulting from operations	(8,141,565)	48,570,881	(36,332,647)	(33,125,881)

Distributions to shareholders:
Return of capital	—	(306,516)	—	—

Total distributions	—	(306,516)	—	—

Capital share transactions:
Proceeds from shares sold	384,048,932	339,133,859	242,420,611	206,786,156
Cost of shares redeemed	(401,304,980)	(404,850,576)	(226,441,278)	(191,504,827)
Transaction fees	87,891	90,876	67,932	57,449

Net increase (decrease) in net assets resulting from capital transactions	(17,168,157)	(65,625,841)	16,047,265	15,338,778

Total decrease in net assets	(25,309,722)	(17,361,476)	(20,285,382)	(17,787,103)
Net assets:
Beginning of year	312,983,034	330,344,510	106,297,056	124,084,159

End of year	$287,673,312	$312,983,034	$86,011,674	$106,297,056

Accumulated net investment loss at end of year	$(2,258,361)	$(1,191,402)	$(939,664)	$(849,875)

Changes in shares outstanding:
Shares outstanding, beginning of year	10,478,932	11,428,932	2,627,763	2,107,944
Shares sold	14,650,000	12,800,000	5,850,000	4,100,000
Shares repurchased	(14,750,000)	(13,750,000)	(5,850,000)	(3,580,181)

Shares outstanding, end of year	10,378,932	10,478,932	2,627,763	2,627,763

The accompanying notes are an integral part of these financial statements.

152	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE China Bull 3X Shares		Direxion Daily FTSE China Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(866,500)	$(534,335)	$(144,879)	$(86,707)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	33,770,068	8,648,768	(7,546,523)	(5,627,810)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(21,193,745)	35,743,710	395,940	(3,425,446)

Net increase (decrease) in net assets resulting from operations	11,709,823	43,858,143	(7,295,462)	(9,139,963)

Distributions to shareholders:
Capital share transactions:
Proceeds from shares sold	134,743,358	30,276,905	27,107,682	9,752,561
Cost of shares redeemed	(116,758,668)	(48,179,056)	(15,379,573)	(2,958,630)
Transaction fees	23,697	14,975	4,614	887

Net increase (decrease) in net assets resulting from capital transactions	18,008,387	(17,887,176)	11,732,723	6,794,818

Total increase (decrease) in net assets	29,718,210	25,970,967	4,437,261	(2,345,145)
Net assets:
Beginning of year	81,065,706	55,094,739	9,548,889	11,894,034

End of year	$110,783,916	$81,065,706	$13,986,150	$9,548,889

Undistributed (Accumulated) net investment income (loss) at end of year	$—	$(427,293)	$(130,527)	$(68,954)

Changes in shares outstanding:
Shares outstanding, beginning of year	2,700,011	3,350,011	419,973	190,000
Shares sold	5,000,000	1,750,000	1,250,000	280,000
Shares repurchased	(4,200,000)	(2,400,000)	(700,000)	(50,027)

Shares outstanding, end of year	3,500,011	2,700,011	969,973	419,973

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	153

Statements of Changes in Net Assets

	Direxion Daily FTSE Europe Bull 3X Shares	Direxion Daily India Bull 3X Shares
	For the Period January 22, 2014[1] Through October 31, 2014	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income (loss)	$44,228	$(470,257)	$(208,815)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(1,043,009)	9,013,277	(8,433,954)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(1,013,977)	26,451,932	8,198,001

Net increase (decrease) in net assets resulting from operations	(2,012,758)	34,994,952	(444,768)

Distributions to shareholders:
Net investment income	(36,348)	—	—
Return of capital	—	—	(18,620)

Total distributions	(36,348)	—	(18,620)

Capital share transactions:
Proceeds from shares sold	11,679,729	38,926,342	36,129,335
Cost of shares redeemed	—	(31,123,155)	(21,686,082)
Transaction fees	—	6,225	5,045

Net increase in net assets resulting from capital transactions	11,679,729	7,809,412	14,448,298

Total increase in net assets	9,630,623	42,804,364	13,984,910
Net assets:
Beginning of year/period	—	36,144,220	22,159,310

End of year/period	$9,630,623	$78,948,584	$36,144,220

Undistributed (Accumulated) net investment income (loss) at end of year/period	$16,449	$(417,299)	$(183,831)

Changes in shares outstanding:
Shares outstanding, beginning of year/period	—	674,864	300,000
Shares sold	300,001	500,000	750,000
Shares repurchased	—	(400,000)	(375,136)

Shares outstanding, end of year/period	300,001	774,864	674,864

[1]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

154	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Japan Bull 3X Shares		Direxion Daily Latin America Bull 3X Shares
	Year Ended October 31, 2014	For the Period June 26, 2013[1] Through October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(46,199)	$(16,720)	$(113,128)	$(118,846)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(467,410)	437,503	(4,854,690)	(5,654,472)
Change in net unrealized appreciation on investment securities and swaps	640,065	638,310	13,776	3,964,495

Net increase in net assets resulting from operations	126,456	1,059,093	(4,954,042)	(1,808,823)

Distributions to shareholders:
Net realized gains	(30,583)	—	—	(74,779)

Total distributions	(30,583)	—	—	(74,779)

Capital share transactions:
Proceeds from shares sold	7,068,075	11,453,429	9,757,021	10,071,174
Cost of shares redeemed	(4,793,313)	(7,548,366)	(7,179,651)	(9,461,371)
Transaction fees	959	775	1,436	1,892

Net increase in net assets resulting from capital transactions	2,275,721	3,905,838	2,578,806	611,695

Total increase (decrease) in net assets	2,371,594	4,964,931	(2,375,236)	(1,271,907)
Net assets:
Beginning of year/period	4,964,931	—	24,254,389	25,526,296

End of year/period	$7,336,525	$4,964,931	$21,879,153	$24,254,389

Undistributed (Accumulated) net investment income (loss) at end of year/period	$(40,806)	$—	$(144,711)	$(93,836)

Changes in shares outstanding:
Shares outstanding, beginning of year/period	100,001	—	929,860	779,860
Shares sold	150,000	250,001	550,000	400,000
Shares repurchased	(100,000)	(150,000)	(300,000)	(250,000)

Shares outstanding, end of year/period	150,001	100,001	1,179,860	929,860

[1]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	155

Statements of Changes in Net Assets

	Direxion Daily Russia Bull 3X Shares[1]		Direxion Daily Russia Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(633,055)	$(211,585)	$(167,450)	$(115,586)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(18,698,362)	1,331,851	(2,870,526)	(9,611,464)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(24,693,012)	5,083,537	866,735	(3,552,214)

Net increase (decrease) in net assets resulting from operations	(44,024,429)	6,203,803	(2,171,241)	(13,279,264)

Distributions to shareholders:
Capital share transactions:
Proceeds from shares sold	261,465,503	36,233,515	61,091,076	127,933,544
Cost of shares redeemed	(67,556,000)	(39,505,123)	(51,752,321)	(116,074,897)
Transaction fees	13,893	9,047	15,525	136,231

Net increase (decrease) in net assets resulting from capital transactions	193,923,396	(3,262,561)	9,354,280	11,994,878

Total increase (decrease) in net assets	149,898,967	2,941,242	7,183,039	(1,284,386)
Net assets:
Beginning of year	22,561,450	19,620,208	9,103,306	10,387,692

End of year	$172,460,417	$22,561,450	$16,286,345	$9,103,306

Undistributed (Accumulated) net investment income (loss) at end of year	$—	$(179,486)	$(155,018)	$(103,641)

Changes in shares outstanding:
Shares outstanding, beginning of year	124,975	116,642	750,001	500,001
Shares sold	3,333,333	233,333	4,000,000	6,850,000
Shares repurchased	(741,666)	(225,000)	(3,650,000)	(6,600,000)

Shares outstanding, end of year	2,716,642	124,975	1,100,001	750,001

[1]	Effective December 23, 2014, the Fund had a 1:6 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:6 reverse stock split.

The accompanying notes are an integral part of these financial statements.

156	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily South Korea Bull 3X Shares		Direxion Daily Basic Materials Bull 3X Shares
	Year Ended October 31, 2014	For the Period April 10, 2013[1] Through October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(17,176)	$(12,629)	$(12,470)	$(24,026)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	739,944	(1,446)	(41,487)	621,798
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(885,123)	1,118,653	1,196,543	1,160,550

Net increase (decrease) in net assets resulting from operations	(162,355)	1,104,578	1,142,586	1,758,322

Distributions to shareholders:
Net realized gains	(56,741)	—	—	—

Total distributions	(56,741)	—	—	—

Capital share transactions:
Proceeds from shares sold	9,908,619	6,914,552	2,685,252	1,656,825
Cost of shares redeemed	(10,476,469)	(5,293,317)	—	(3,707,152)
Transaction fees	3,143	1,381	—	741

Net increase (decrease) in net assets resulting from capital transactions	(564,707)	1,622,616	2,685,252	(2,049,586)

Total increase (decrease) in net assets	(783,803)	2,727,194	3,827,838	(291,264)
Net assets:
Beginning of year/period	2,727,194	—	2,291,922	2,583,186

End of year/period	$1,943,391	$2,727,194	$6,119,760	$2,291,922

Undistributed (Accumulated) net investment income (loss) at end of year/period	$—	$—	$(8,673)	$(20,974)

Changes in shares outstanding:
Shares outstanding, beginning of year/period	50,001	—	50,001	100,001
Shares sold	200,000	200,001	50,000	50,000
Shares repurchased	(200,000)	(150,000)	—	(100,000)

Shares outstanding, end of year/period	50,001	50,001	100,001	50,001

[1]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	157

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Bull 3X Shares		Direxion Daily Gold Miners Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(5,924,648)	$(4,193,608)	$(1,855,011)	$(768,096)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(363,294,040)	(810,071,046)	25,132,021	4,455,883
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(473,986,047)	(165,681,791)	111,856,804	48,221,406

Net increase (decrease) in net assets resulting from operations	(843,204,735)	(979,946,445)	135,133,814	51,909,193

Distributions to shareholders:
Capital share transactions:
Proceeds from shares sold	2,001,906,569	1,858,982,781	734,864,112	702,356,792
Cost of shares redeemed	(1,254,320,167)	(649,567,036)	(834,040,239)	(645,202,700)
Transaction fees	258,592	143,217	247,730	193,561

Net increase (decrease) in net assets resulting from capital transactions	747,844,994	1,209,558,962	(98,928,397)	57,347,653

Total increase (decrease) in net assets	(95,359,741)	229,612,517	36,205,417	109,256,846
Net assets:
Beginning of year	647,626,369	418,013,852	156,834,804	47,577,958

End of year	$552,266,628	$647,626,369	$193,040,221	$156,834,804

Undistributed (Accumulated) net investment income (loss) at end of year	$(5,975,530)	$(3,747,463)	$(1,608,367)	$—

Changes in shares outstanding:
Shares outstanding, beginning of year	13,424,756	506,000	5,100,002	4,000,002
Shares sold	69,500,000	21,404,000	33,150,000	21,550,000
Shares repurchased	(32,850,000)	(8,485,244)	(34,100,000)	(20,450,000)

Shares outstanding, end of year	50,074,756	13,424,756	4,150,002	5,100,002

The accompanying notes are an integral part of these financial statements.

158	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Healthcare Bull 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(571,787)	$(52,386)
Net realized gain on investment securities, in-kind redemptions and swaps	9,919,464	11,355,374
Change in net unrealized appreciation on investment securities and swaps	60,550,540	8,059,497

Net increase in net assets resulting from operations	69,898,217	19,362,485

Distributions to shareholders:
Net realized gains	(856,862)	—

Total distributions	(856,862)	—

Capital share transactions:
Proceeds from shares sold	210,004,701	96,304,635
Cost of shares redeemed	(137,305,249)	(72,944,197)
Transaction fees	32,615	5,544

Net increase in net assets resulting from capital transactions	72,732,067	23,365,982

Total increase in net assets	141,773,422	42,728,467
Net assets:
Beginning of year	48,047,003	5,318,536

End of year	$189,820,425	$48,047,003

Undistributed net investment income at end of year	$—	$—

Changes in shares outstanding:
Shares outstanding, beginning of year	800,002	200,002
Shares sold	2,250,000	1,850,000
Shares repurchased	(1,450,000)	(1,250,000)

Shares outstanding, end of year	1,600,002	800,002

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	159

Statements of Changes in Net Assets

	Direxion Daily Junior Gold Miners Index Bull 3X Shares[2]		Direxion Daily Junior Gold Miners Index Bear 3X Shares
	Year Ended October 31, 2014	For the Period October 3, 2013[1] Through October 31, 2013	Year Ended October 31, 2014	For the Period October 3, 2013[1] Through October 31, 2013
Operations:
Net investment loss	$(1,218,828)	$(3,623)	$(331,711)	$(3,384)
Net realized (loss) on investment securities, in-kind redemptions and swaps	(146,884,303)	(399,072)	(10,450,076)	(430,986)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(208,815,863)	(785,464)	57,365,977	703,526

Net increase (decrease) in net assets resulting from operations	(356,918,994)	(1,188,159)	46,584,190	269,156

Distributions to shareholders:
Net investment income	(6,052)	—	(6,300)	—

Total distributions	(6,052)	—	(6,300)	—

Capital share transactions:
Proceeds from shares sold	681,901,982	5,777,938	173,350,618	4,000,040
Cost of shares redeemed	(161,512,451)	—	(172,356,347)	—
Transaction fees	37,085	—	51,707	—

Net increase in net assets resulting from capital transactions	520,426,616	5,777,938	1,045,978	4,000,040

Total increase in net assets	163,501,570	4,589,779	47,623,868	4,269,196
Net assets:
Beginning of year/period	4,589,779	—	4,269,196	—

End of year/period	$168,091,349	$4,589,779	$51,893,064	$4,269,196

Undistributed net investment income at end of year/period	$—	$6,056	$—	$6,295

Changes in shares outstanding:
Shares outstanding, beginning of year/period	15,000	—	100,001	—
Shares sold	5,060,000	15,000	12,500,000	100,001
Shares repurchased	(770,000)	—	(11,100,000)	—

Shares outstanding, end of year/period	4,305,000	15,000	1,500,001	100,001

[1]	Commencement of investment operations.

[2]	Effective December 23, 2014, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 reverse stock split.

The accompanying notes are an integral part of these financial statements.

160	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Natural Gas Related Bull 3X Shares		Direxion Daily Retail Bull 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(155,174)	$(189,703)	$(92,452)	$(84,762)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(13,909,628)	3,979,799	(609,956)	1,874,278
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(8,896,717)	9,482,332	1,142,896	6,943,901

Net increase (decrease) in net assets resulting from operations	(22,961,519)	13,272,428	440,488	8,733,417

Distributions to shareholders:
Net realized gains	—	—	—	(600,893)

Total distributions	—	—	—	(600,893)

Capital share transactions:
Proceeds from shares sold	56,253,891	37,644,529	7,447,255	24,365,776
Cost of shares redeemed	(11,760,522)	(52,294,537)	(9,907,959)	(25,678,080)
Transaction fees	2,561	10,688	1,982	5,459

Net increase (decrease) in net assets resulting from capital transactions	44,495,930	(14,639,320)	(2,458,722)	(1,306,845)

Total increase (decrease) in net assets	21,534,411	(1,366,892)	(2,018,234)	6,825,679
Net assets:
Beginning of year	20,877,459	22,244,351	17,759,586	10,933,907

End of year	$42,411,870	$20,877,459	$15,741,352	$17,759,586

Accumulated net investment loss at end of year	$(155,174)	$—	$(92,452)	$—

Changes in shares outstanding:
Shares outstanding, beginning of year	600,001	900,001	250,003	300,003
Shares sold	3,050,000	1,900,000	100,000	400,000
Shares repurchased	(350,000)	(2,200,000)	(150,000)	(450,000)

Shares outstanding, end of year	3,300,001	600,001	200,003	250,003

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	161

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bull 3X Shares		Direxion Daily Semiconductor Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(387,423)	$(489,017)	$(207,310)	$(352,455)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	10,426,839	31,672,824	(27,509,748)	(30,229,621)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	48,548,260	41,915,330	10,452,847	(15,153,966)

Net increase (decrease) in net assets resulting from operations	58,587,676	73,099,137	(17,264,211)	(45,736,042)

Distributions to shareholders:
Capital share transactions:
Proceeds from shares sold	190,666,828	72,231,870	51,545,384	108,028,058
Cost of shares redeemed	(139,222,648)	(182,392,013)	(41,484,710)	(62,613,478)
Transaction fees	31,718	39,014	12,445	18,781

Net increase (decrease) in net assets resulting from capital transactions	51,475,898	(110,121,129)	10,073,119	45,433,361

Total increase (decrease) in net assets	110,063,574	(37,021,992)	(7,191,092)	(302,681)
Net assets:
Beginning of year	55,586,885	92,608,877	29,555,684	29,858,365

End of year	$165,650,459	$55,586,885	$22,364,592	$29,555,684

Undistributed (Accumulated) net investment income (loss) at end of year	$—	$—	$(161,037)	$(309,673)

Changes in shares outstanding:
Shares outstanding, beginning of year	950,001	3,900,001	649,848	187,487
Shares sold	1,900,000	2,350,000	2,150,000	1,175,000
Shares repurchased	(1,350,000)	(5,300,000)	(1,500,000)	(712,639)

Shares outstanding, end of year	1,500,001	950,001	1,299,848	649,848

The accompanying notes are an integral part of these financial statements.

162	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Energy Bull 3X Shares		Direxion Daily Energy Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(1,461,121)	$(1,706,692)	$(511,924)	$(747,023)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(6,007,436)	85,013,564	(24,440,137)	(38,856,604)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	9,983,939	43,835,878	10,846,514	(12,118,995)

Net increase (decrease) in net assets resulting from operations	2,515,382	127,142,750	(14,105,547)	(51,722,622)

Distributions to shareholders:
Capital share transactions:
Proceeds from shares sold	288,245,232	239,252,743	55,869,705	130,063,139
Cost of shares redeemed	(196,518,005)	(485,849,952)	(57,858,319)	(106,339,762)
Transaction fees	48,801	108,811	17,358	31,891

Net increase (decrease) in net assets resulting from capital transactions	91,776,028	(246,488,398)	(1,971,256)	23,755,268

Total increase (decrease) in net assets	94,291,410	(119,345,648)	(16,076,803)	(27,967,354)
Net assets:
Beginning of year	141,509,960	260,855,608	64,391,855	92,359,209

End of year	$235,801,370	$141,509,960	$48,315,052	$64,391,855

Accumulated net investment loss at end of year	$(7,850)	$(8,673)	$(412,572)	$(626,935)

Changes in shares outstanding:
Shares outstanding, beginning of year	1,700,017	5,250,017	2,887,220	1,913,323
Shares sold	3,250,000	4,200,000	3,100,000	3,941,667
Shares repurchased	(2,150,000)	(7,750,000)	(3,200,000)	(2,967,770)

Shares outstanding, end of year	2,800,017	1,700,017	2,787,220	2,887,220

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	163

Statements of Changes in Net Assets

	Direxion Daily Financial Bull 3X Shares		Direxion Daily Financial Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(9,707,403)	$(9,575,737)	$(3,675,998)	$(5,513,258)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	288,047,683	691,610,245	(171,618,868)	(578,868,095)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	265,788,438	202,896,083	(45,415,706)	57,575,871

Net increase (decrease) in net assets resulting from operations	544,128,718	884,930,591	(220,710,572)	(526,805,482)

Distributions to shareholders:
Capital share transactions:
Proceeds from shares sold	1,926,990,861	2,837,491,676	546,150,822	1,375,675,494
Cost of shares redeemed	(2,222,596,908)	(3,723,451,247)	(650,845,327)	(915,851,971)
Transaction fees	416,049	589,977	188,833	226,518

Net increase (decrease) in net assets resulting from capital transactions	(295,189,998)	(885,369,594)	(104,505,672)	460,050,041

Total increase (decrease) in net assets	248,938,720	(439,003)	(325,216,244)	(66,755,441)
Net assets:
Beginning of year	1,014,045,221	1,014,484,224	608,755,623	675,511,064

End of year	$1,262,983,941	$1,014,045,221	$283,539,379	$608,755,623

Accumulated net investment loss at end of year	$(10,339)	$(22,421)	$(2,908,857)	$(4,528,247)

Changes in shares outstanding:
Shares outstanding, beginning of year	13,374,972	27,924,972	23,103,453	9,745,411
Shares sold	20,200,000	46,600,000	27,800,000	39,200,000
Shares repurchased	(22,500,000)	(61,150,000)	(31,450,000)	(25,841,958)

Shares outstanding, end of year	11,074,972	13,374,972	19,453,453	23,103,453

The accompanying notes are an integral part of these financial statements.

164	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Real Estate Bull 3X Shares		Direxion Daily Real Estate Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(880,046)	$(409,597)	$(119,657)	$(147,909)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	62,146,904	(9,306,091)	(6,126,046)	(9,493,219)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(16,610,867)	31,164,143	(887,014)	945,363

Net increase (decrease) in net assets resulting from operations	44,655,991	21,448,455	(7,132,717)	(8,695,765)

Distributions to shareholders:
Net investment income	—	(11,026)	—	—

Total distributions	—	(11,026)	—	—

Capital share transactions:
Proceeds from shares sold	154,573,507	200,147,356	39,777,104	72,857,096
Cost of shares redeemed	(233,918,342)	(194,003,463)	(40,878,758)	(67,287,002)
Transaction fees	50,081	44,349	12,264	20,182

Net increase (decrease) in net assets resulting from capital transactions	(79,294,754)	6,188,242	(1,089,390)	5,590,276

Total increase (decrease) in net assets	(34,638,763)	27,625,671	(8,222,107)	(3,105,489)
Net assets:
Beginning of year	134,064,583	106,438,912	17,419,553	20,525,042

End of year	$99,425,820	$134,064,583	$9,197,446	$17,419,553

Undistributed (Accumulated) net investment income (loss) at end of year	$1,124	$1,822	$(95,772)	$(118,132)

Changes in shares outstanding:
Shares outstanding, beginning of year	3,000,000	3,000,000	308,309	220,969
Shares sold	2,650,000	4,400,000	900,000	1,087,500
Shares repurchased	(4,250,000)	(4,400,000)	(900,000)	(1,000,160)

Shares outstanding, end of year	1,400,000	3,000,000	308,309	308,309

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	165

Statements of Changes in Net Assets

	Direxion Daily Technology Bull 3X Shares		Direxion Daily Technology Bear 3X Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(1,141,299)	$(1,051,300)	$(166,718)	$(226,054)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	24,908,766	32,726,302	(10,673,957)	(5,840,389)
Change in net unrealized appreciation (depreciation) on investment securities and swaps	50,439,798	21,394,017	(1,676,774)	(7,460,896)

Net increase (decrease) in net assets resulting from operations	74,207,265	53,069,019	(12,517,449)	(13,527,339)

Distributions to shareholders:
Capital share transactions:
Proceeds from shares sold	188,388,292	42,374,004	24,925,207	25,679,605
Cost of shares redeemed	(178,535,063)	(113,014,628)	(17,128,161)	(35,405,220)
Transaction fees	47,556	27,411	5,139	10,620

Net increase (decrease) in net assets resulting from capital transactions	9,900,785	(70,613,213)	7,802,185	(9,714,995)

Total increase (decrease) in net assets	84,108,050	(17,544,194)	(4,715,264)	(23,242,334)
Net assets:
Beginning of year	105,695,783	123,239,977	18,682,070	41,924,404

End of year	$189,803,833	$105,695,783	$13,966,806	$18,682,070

Undistributed (Accumulated) net investment income (loss) at end of year	$—	$—	$(137,363)	$(177,140)

Changes in shares outstanding:
Shares outstanding, beginning of year	1,400,000	2,550,000	721,873	851,986
Shares sold	1,550,000	850,000	1,350,000	730,000
Shares repurchased	(1,500,000)	(2,000,000)	(950,000)	(860,113)

Shares outstanding, end of year	1,450,000	1,400,000	1,121,873	721,873

The accompanying notes are an integral part of these financial statements.

166	DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2014

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Begin ning of Year/ Period	Net Inves tment Income (Loss)[1,2]	Net Inves tment Income (Loss)[1,3]	Net Reali zed and Unrealized Gain (Loss) on Invest ments[4]	Net Incre ase (Decr ease) in Net Asset Value resul ting from Opera tions	Divid ends from Net Invest ment Income	Distrib utions from Realized Capital Gains	Distrib utions from Return of Capital	Total Distrib utions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000’s omitted)	Net Expe nses[2,6]	Total Expe nses[2]	Net Inve st ment Income (Loss) After Expense Reimbur sement[2]	Net Expen ses[3,6]	Total Expe nses[3]	Net Invest ment Income (Loss) After Ex pense Reimbur sement[3]	Port folio Turn over Rate[8]
Direxion Daily Mid Cap Bull 2X Shares[11]
For the Period July 29, 2014[9] through October 31, 2014	$120.00	$(0.04)	$(0.04)	$2.56	$2.52	$—	$—	$—	$—	$122.52	2.10%	$2,042	0.60%	1.68%	(0.14)%	0.60%	1.67%	(0.14)%	160%
Direxion Daily S&P 500® Bull 2X Shares[11]
For the Period May 28, 2014[9] through October 31, 2014	$120.00	0.73	0.73	13.57	14.30	—	—	—	—	$134.30	11.92%	$31,336	0.60%	0.93%	1.34%	0.60%	0.93%	1.34%	91%
Direxion Daily Small Cap Bull 2X Shares[11]
For the Period July 29, 2014[9] through October 31, 2014	$120.00	(0.19)	(0.19)	7.10	6.91	—	—	—	—	$126.91	5.76%	$4,230	0.60%	2.86%	(0.60)%	0.60%	2.86%	(0.60)%	503%
Direxion Daily 7-10 Year Treasury Bull 2X Shares[12]
For the Period July 29, 2014[9] through October 31, 2014	$80.00	(0.13)	(0.13)	3.04	2.91	—	—	—	—	$82.91	3.64%	$12,436	0.60%	1.65%	(0.60)%	0.60%	1.65%	(0.60)%	497%
Direxion Daily Mid Cap Bull 3X Shares
For the Year Ended October 31, 2014	$73.90	(0.77)	(0.74)	21.44	20.67	—	(3.13)	—	(3.13)	$91.44	29.26%	$91,439	0.98%	1.04%	(0.93)%	0.95%	1.01%	(0.89)%	0%
For the Year Ended October 31, 2013	$33.77	(0.45)	(0.43)	40.58	40.13	—	—	—	—	$73.90	118.83%	$51,730	0.99%	1.11%	(0.87)%	0.95%	1.07%	(0.83)%	100%
For the Year Ended October 31, 2012	$36.09	(0.44)	(0.18)	8.94	8.50	—	(10.82)	—	(10.82)	$33.77	26.11%	$33,768	1.67%	1.81%	(1.23)%	0.95%	1.08%	(0.51)%	80%
For the Year Ended October 31, 2011	$38.20	(0.30)	(0.20)	1.84	1.54	(0.04)	(3.61)	—	(3.65)	$36.09	1.64%	$66,763	1.15%	1.31%	(0.65)%	0.95%	1.11%	(0.45)%	63%
For the Year Ended October 31, 2010	$28.00	(0.05)	0.12	18.82	18.77	(0.13)	(8.44)	—	(8.57)	$38.20	78.65%	$42,020	1.45%	1.74%	(0.14)%	0.95%	1.24%	0.36%	153%
Direxion Daily Mid Cap Bear 3X Shares
For the Year Ended October 31, 2014	$21.13	(0.16)	(0.16)	(7.44)	(7.60)	—	—	—	—	$13.53	(35.97)%	$8,229	0.95%	1.32%	(0.94)%	0.95%	1.32%	(0.94)%	0%
For the Year Ended October 31, 2013	$57.54	(0.32)	(0.32)	(36.09)	(36.41)	—	—	—	—	$21.13	(63.28)%	$10,736	0.95%	1.32%	(0.94)%	0.95%	1.32%	(0.94)%	0%
For the Year Ended October 31, 2012	$99.81	(0.66)	(0.67)	(41.61)	(42.27)	—	—	—	—	$57.54	(42.35)%	$16,784	0.95%	1.28%	(0.95)%	0.95%	1.28%	(0.95)%	0%
For the Year Ended October 31, 2011	$184.95	(1.14)	(1.14)	(84.00)	(85.14)	—	—	—	—	$99.81	(46.03)%	$17,464	0.95%	1.32%	(0.90)%	0.95%	1.32%	(0.90)%	0%
For the Year Ended October 31, 2010	$517.80	(2.40)	(2.40)	(330.45)	(332.85)	—	—	—	—	$184.95	(64.28)%	$18,192	0.95%	1.30%	(0.86)%	0.95%	1.30%	(0.86)%	0%
Direxion Daily S&P 500® Bull 3X Shares
For the Year Ended October 31, 2014	$54.45	(0.48)	(0.46)	28.54	28.06	—	—	—	—	$82.51	51.53%	$552,931	0.97%	0.98%	(0.71)%	0.95%	0.96%	(0.68)%	110%
For the Year Ended October 31, 2013	$28.31	(0.35)	(0.34)	26.49	26.14	—	—	—	—	$54.45	92.31%	$299,526	0.98%	1.00%	(0.88)%	0.95%	0.97%	(0.85)%	217%
For the Year Ended October 31, 2012	$20.70	(0.15)	(0.15)	7.76	7.61	—	—	—	—	$28.31	36.76%	$169,911	0.97%	1.03%	(0.63)%	0.95%	1.01%	(0.62)%	24%
For the Year Ended October 31, 2011	$19.63	(0.13)	(0.12)	1.20	1.07	—	—	—	—	$20.70	5.49%	$291,922	0.97%	1.05%	(0.54)%	0.95%	1.03%	(0.52)%	248%
For the Year Ended October 31, 2010	$15.76	0.10	0.10	6.49	6.59	(0.12)	(2.60)	—	(2.72)	$19.63	45.15%	$203,150	0.98%	1.08%	0.57%	0.95%	1.05%	0.60%	116%
Direxion Daily S&P 500® Bear 3X Shares
For the Year Ended October 31, 2014	$39.70	(0.27)	(0.27)	(16.90)	(17.17)	—	—	—	—	$22.53	(43.25)%	$204,479	0.95%	0.97%	(0.95)%	0.95%	0.97%	(0.95)%	0%
For the Year Ended October 31, 2013	$90.20	(0.54)	(0.37)	(49.96)	(50.50)	—	—	—	—	$39.70	(55.99)%	$199,514	0.95%	1.29%	(0.95)%	0.65%	0.98%	(0.64)%	0%
For the Year Ended October 31, 2012	$160.75	(1.05)	(1.05)	(69.50)	(70.55)	—	—	—	—	$90.20	(43.89)%	$208,011	0.95%	1.03%	(0.95)%	0.95%	1.03%	(0.95)%	0%
For the Year Ended October 31, 2011	$274.75	(1.80)	(1.80)	(112.20)	(114.00)	—	—	—	—	$160.75	(41.49)%	$198,654	0.95%	1.05%	(0.90)%	0.95%	1.05%	(0.90)%	0%
For the Year Ended October 31, 2010	$557.00	(3.25)	(3.25)	(279.00)	(282.25)	—	—	—	—	$274.75	(50.67)%	$283,978	0.96%	1.04%	(0.88)%	0.95%	1.03%	(0.87)%	0%
Direxion Daily Small Cap Bull 3X Shares
For the Year Ended October 31, 2014	$66.89	(0.66)	(0.64)	10.72	10.06	—	(1.19)	—	(1.19)	$75.76	15.30%	$1,090,966	0.98%	1.02%	(0.93)%	0.95%	0.99%	(0.90)%	0%
For the Year Ended October 31, 2013	$28.72	(0.38)	(0.36)	38.55	38.17	—	—	—	—	$66.89	132.90%	$732,449	0.99%	1.05%	(0.90)%	0.95%	1.01%	(0.87)%	0%
For the Year Ended October 31, 2012	$23.77	(0.21)	(0.20)	5.16	4.95	—	—	—	—	$28.72	20.82%	$761,097	0.97%	1.02%	(0.79)%	0.95%	1.00%	(0.77)%	0%
For the Year Ended October 31, 2011	$26.42	(0.21)	(0.20)	(2.44)	(2.65)	—	—	—	—	$23.77	(10.01)%	$934,175	0.97%	1.03%	(0.68)%	0.95%	1.01%	(0.66)%	306%
For the Year Ended October 31, 2010	$18.06	(0.01)	(0.01)	10.76	10.75	(0.05)	(2.34)	—	(2.39)	$26.42	65.88%	$472,871	0.96%	1.07%	(0.03)%	0.95%	1.06%	(0.02)%	165%
Direxion Daily Small Cap Bear 3X Shares
For the Year Ended October 31, 2014	$20.74	(0.16)	(0.16)	(7.04)	(7.20)	—	—	—	—	$13.54	(34.72)%	$606,361	0.95%	1.02%	(0.95)%	0.95%	1.02%	(0.95)%	0%
For the Year Ended October 31, 2013	$62.88	(0.32)	(0.30)	(41.82)	(42.14)	—	—	—	—	$20.74	(67.02)%	$665,827	0.95%	1.07%	(0.95)%	0.89%	1.01%	(0.89)%	0%
For the Year Ended October 31, 2012	$122.20	(0.76)	(0.74)	(58.56)	(59.32)	—	—	—	—	$62.88	(48.54)%	$845,931	0.96%	1.01%	(0.95)%	0.95%	1.00%	(0.95)%	0%
For the Year Ended October 31, 2011	$270.84	(1.52)	(1.52)	(147.12)	(148.64)	—	—	—	—	$122.20	(54.88)%	$925,717	0.95%	1.02%	(0.90)%	0.95%	1.02%	(0.90)%	0%
For the Year Ended October 31, 2010	$857.40	(3.60)	(3.60)	(582.96)	(586.56)	—	—	—	—	$270.84	(68.41)%	$887,785	0.95%	1.03%	(0.87)%	0.95%	1.03%	(0.87)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	167

Financial Highlights

October 31, 2014

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Begin ning of Year/ Period	Net Inves tment Income (Loss)[1,2]	Net Inves tment Income (Loss)[1,3]	Net Reali zed and Unrealized Gain (Loss) on Invest ments[4]	Net Incre ase (Decr ease) in Net Asset Value resul ting from Opera tions	Divid ends from Net Invest ment Income	Distrib utions from Realized Capital Gains	Distrib utions from Return of Capital	Total Distrib utions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000’s omitted)	Net Expe nses[2,6]	Total Expe nses[2]	Net Inve st ment Income (Loss) After Expense Reimbur sement[2]	Net Expen ses[3,6]	Total Expe nses[3]	Net Invest ment Income (Loss) After Ex pense Reimbur sement[3]	Port folio Turn over Rate[8]
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Year Ended October 31, 2014	$38.51	$(0.37)	$(0.37)	$4.56	$4.19	$—	$—	$—	$—	$42.70	10.88%	$4,270	0.95%	2.23%	(0.95)%	0.95%	2.23%	(0.95)%	0%
For the Year Ended October 31, 2013	$42.91	(0.39)	(0.39)	(4.01)	(4.40)	—	—	—	—	$38.51	(10.25)%	$3,851	0.96%	2.04%	(0.96)%	0.95%	2.03%	(0.95)%	0%
For the Year Ended October 31, 2012	$37.08	(0.39)	(0.39)	7.06	6.67	—	(0.84)	—	(0.84)	$42.91	18.28%	$4,291	0.96%	2.04%	(0.96)%	0.95%	2.03%	(0.95)%	0%
For the Year Ended October 31, 2011	$32.65	(0.28)	(0.28)	6.84	6.56	(0.10)	(2.03)	—	(2.13)	$37.08	22.76%	$7,416	0.96%	1.52%	(0.92)%	0.95%	1.51%	(0.91)%	0%
For the Year Ended October 31, 2010	$25.62	0.31	0.31	7.07	7.38	(0.35)	—	—	(0.35)	$32.65	29.17%	$6,529	0.95%	1.85%	1.15%	0.95%	1.85%	1.15%	536%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Year Ended October 31, 2014	$23.93	(0.21)	(0.21)	(3.84)	(4.05)	—	—	—	—	$19.88	(16.92)%	$54,673	0.95%	0.97%	(0.95)%	0.95%	0.97%	(0.95)%	0%
For the Year Ended October 31, 2013	$23.19	(0.23)	(0.23)	0.97	0.74	—	—	—	—	$23.93	3.19%	$57,438	0.95%	0.99%	(0.95)%	0.95%	0.99%	(0.95)%	0%
For the Year Ended October 31, 2012	$29.91	(0.24)	(0.24)	(6.48)	(6.72)	—	—	—	—	$23.19	(22.47)%	$52,167	0.95%	1.00%	(0.95)%	0.95%	1.00%	(0.95)%	0%
For the Year Ended October 31, 2011	$41.08	(0.36)	(0.36)	(10.81)	(11.17)	—	—	—	—	$29.91	(27.19)%	$65,795	0.95%	0.97%	(0.91)%	0.95%	0.97%	(0.91)%	0%
For the Year Ended October 31, 2010	$64.03	(0.44)	(0.43)	(17.20)	(17.64)	—	(5.31)	—	(5.31)	$41.08	(29.95)%	$59,564	0.95%	1.20%	(0.87)%	0.95%	1.20%	(0.87)%	0%
Direxion Daily 20+ Year Treasury Bull 3X Shares
For the Year Ended October 31, 2014	$50.53	(0.34)	(0.34)	21.97	21.63	—	—	—	—	$72.16	42.81%	$57,729	0.96%	1.03%	(0.59)%	0.95%	1.03%	(0.58)%	741%
For the Year Ended October 31, 2013	$75.05	0.29	0.29	(24.49)	(24.20)	(0.30)	—	(0.02)	(0.32)	$50.53	(32.29)%	$30,318	0.96%	1.11%	0.49%	0.95%	1.10%	0.49%	0%
For the Year Ended October 31, 2012	$62.82	(0.18)	(0.17)	12.96	12.78	—	(0.55)	—	(0.55)	$75.05	20.45%	$33,773	0.96%	1.10%	(0.26)%	0.95%	1.10%	(0.25)%	0%
For the Year Ended October 31, 2011	$43.18	(0.25)	(0.25)	21.17	20.92	(0.29)	(0.99)	—	(1.28)	$62.82	51.23%	$18,847	0.95%	1.14%	(0.64)%	0.95%	1.14%	(0.64)%	128%
For the Year Ended October 31, 2010	$42.56	0.56	0.57	5.03	5.59	(0.77)	(4.20)	—	(4.97)	$43.18	15.27%	$15,114	0.95%	1.61%	1.42%	0.95%	1.61%	1.42%	658%
Direxion Daily 20+ Year Treasury Bear 3X Shares
For the Year Ended October 31, 2014	$64.67	(0.48)	(0.48)	(25.23)	(25.71)	—	—	—	—	$38.96	(39.76)%	$527,945	0.91%	0.91%	(0.90)%	0.90%	0.90%	(0.90)%	0%
For the Year Ended October 31, 2013	$53.35	(0.56)	(0.55)	11.88	11.32	—	—	—	—	$64.67	21.22%	$543,198	0.92%	0.92%	(0.91)%	0.91%	0.91%	(0.91)%	0%
For the Year Ended October 31, 2012	$83.34	(0.55)	(0.55)	(29.44)	(29.99)	—	—	—	—	$53.35	(35.99)%	$298,754	0.93%	0.92%	(0.93)%	0.93%	0.92%	(0.93)%	0%
For the Year Ended October 31, 2011	$191.75	(1.50)	(1.48)	(106.91)	(108.41)	—	—	—	—	$83.34	(56.54)%	$295,029	0.93%	0.94%	(0.89)%	0.92%	0.93%	(0.88)%	0%
For the Year Ended October 31, 2010	$324.45	(2.10)	(2.05)	(93.85)	(95.95)	—	(35.00)	(1.75)	(36.75)	$191.75	(33.48)%	$222,430	0.95%	0.95%	(0.87)%	0.95%	0.95%	(0.87)%	0%
Direxion Daily Brazil Bull 3X Shares
For the Year Ended October 31, 2014	$28.43	(0.07)	(0.07)	(13.26)	(13.33)	—	—	—	—	$15.10	(46.89)%	$40,761	0.97%	1.38%	(0.35)%	0.95%	1.36%	(0.33)%	229%
For the Period April 10, 2013[9] through October 31, 2013	$40.00	(0.04)	(0.04)	(11.49)	(11.53)	—	—	(0.04)	(0.04)	$28.43	(28.81)%	$5,685	0.95%	3.22%	(0.26)%	0.95%	3.22%	(0.26)%	50%
Direxion Daily Developed Markets Bull 3X Shares
For the Year Ended October 31, 2014	$69.40	(0.54)	(0.53)	(3.44)	(3.98)	—	—	—	—	$65.42	(5.73)%	$35,982	0.97%	1.06%	(0.75)%	0.95%	1.05%	(0.73)%	32%
For the Year Ended October 31, 2013	$36.93	(0.44)	(0.43)	32.98	32.54	(0.07)	—	—	(0.07)	$69.40	88.23%	$52,047	0.97%	1.25%	(0.84)%	0.95%	1.24%	(0.82)%	161%
For the Year Ended October 31, 2012	$39.57	(0.04)	(0.03)	(0.05)	(0.09)	(0.19)	(2.36)	—	(2.55)	$36.93	1.51%	$20,313	0.98%	1.42%	(0.13)%	0.95%	1.40%	(0.10)%	0%
For the Year Ended October 31, 2011	$65.30	0.63	0.68	(20.58)	(19.95)	(1.83)	(3.95)	—	(5.78)	$39.57	(33.56)%	$21,766	1.03%	1.39%	1.04%	0.95%	1.31%	1.12%	116%
For the Year Ended October 31, 2010	$75.46	0.43	0.63	6.39	6.82	(0.73)	(16.25)	—	(16.98)	$65.30	10.27%	$22,857	1.26%	1.89%	0.71%	0.95%	1.58%	1.02%	85%
Direxion Daily Developed Markets Bear 3X Shares
For the Year Ended October 31, 2014	$36.33	(0.31)	(0.31)	(3.54)	(3.85)	—	—	—	—	$32.48	(10.60)%	$9,255	0.95%	2.09%	(0.95)%	0.95%	2.08%	(0.95)%	0%
For the Year Ended October 31, 2013	$84.68	(0.52)	(0.52)	(47.83)	(48.35)	—	—	—	—	$36.33	(57.10)%	$8,534	0.95%	1.88%	(0.94)%	0.95%	1.88%	(0.94)%	0%
For the Year Ended October 31, 2012	$135.68	(1.08)	(1.04)	(49.92)	(51.00)	—	—	—	—	$84.68	(37.59)%	$15,662	0.96%	1.55%	(0.96)%	0.95%	1.53%	(0.95)%	0%
For the Year Ended October 31, 2011	$187.80	(1.36)	(1.36)	(50.76)	(52.12)	—	—	—	—	$135.68	(27.75)%	$14,922	0.95%	1.70%	(0.91)%	0.95%	1.70%	(0.91)%	0%
For the Year Ended October 31, 2010	$365.20	(2.40)	(2.40)	(175.00)	(177.40)	—	—	—	—	$187.80	(48.58)%	$15,496	0.95%	1.88%	(0.86)%	0.95%	1.88%	(0.86)%	0%
Direxion Daily Emerging Markets Bull 3X Shares
For the Year Ended October 31, 2014	$29.87	(0.21)	(0.21)	(1.94)	(2.15)	—	—	—	—	$27.72	(7.20)%	$287,673	0.96%	0.99%	(0.76)%	0.95%	0.98%	(0.75)%	116%
For the Year Ended October 31, 2013	$28.90	(0.16)	(0.15)	1.16	1.00	—	—	(0.03)	(0.03)	$29.87	3.43%	$312,983	0.96%	1.03%	(0.53)%	0.95%	1.01%	(0.51)%	41%
For the Year Ended October 31, 2012	$32.45	(0.09)	(0.09)	(3.43)	(3.52)	(0.03)	—	—	(0.03)	$28.90	(10.81)%	$330,345	0.96%	0.98%	(0.34)%	0.95%	0.97%	(0.34)%	0%
For the Year Ended October 31, 2011	$62.37	(0.18)	(0.17)	(27.90)	(28.08)	(0.04)	(1.80)	—	(1.84)	$32.45	(46.33)%	$410,780	0.97%	1.01%	(0.35)%	0.95%	0.99%	(0.33)%	187%
For the Year Ended October 31, 2010	$49.00	0.32	0.32	22.70	23.02	(0.32)	(9.33)	—	(9.65)	$62.37	50.97%	$353,661	0.96%	1.02%	0.63%	0.95%	1.01%	0.64%	148%

The accompanying notes are an integral part of these financial statements.

168	DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2014

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Begin ning of Year/ Period	Net Inves tment Income (Loss)[1,2]	Net Inves tment Income (Loss)[1,3]	Net Reali zed and Unrealized Gain (Loss) on Invest ments[4]	Net Incre ase (Decr ease) in Net Asset Value resul ting from Opera tions	Divid ends from Net Invest ment Income	Distrib utions from Realized Capital Gains	Distrib utions from Return of Capital	Total Distrib utions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000’s omitted)	Net Expe nses[2,6]	Total Expe nses[2]	Net Inve st ment Income (Loss) After Expense Reimbur sement[2]	Net Expen ses[3,6]	Total Expe nses[3]	Net Invest ment Income (Loss) After Ex pense Reimbur sement[3]	Port folio Turn over Rate[8]
Direxion Daily Emerging Markets Bear 3X Shares
For the Year Ended October 31, 2014	$40.45	$(0.35)	$(0.35)	$(7.37)	$(7.72)	$—	$—	$—	$—	$32.73	(19.09)%	$86,012	0.95%	1.01%	(0.95)%	0.95%	1.01%	(0.95)%	0%
For the Year Ended October 31, 2013	$58.85	(0.48)	(0.47)	(17.92)	(18.40)	—	—	—	—	$40.45	(31.27)%	$106,297	0.95%	1.08%	(0.95)%	0.95%	1.08%	(0.95)%	0%
For the Year Ended October 31, 2012	$94.35	(0.70)	(0.70)	(34.80)	(35.50)	—	—	—	—	$58.85	(37.63)%	$124,084	0.96%	1.02%	(0.96)%	0.95%	1.01%	(0.95)%	0%
For the Year Ended October 31, 2011	$120.45	(0.95)	(0.95)	(25.15)	(26.10)	—	—	—	—	$94.35	(21.67)%	$113,942	0.95%	1.05%	(0.91)%	0.95%	1.05%	(0.91)%	0%
For the Year Ended October 31, 2010	$366.50	(1.85)	(1.85)	(244.20)	(246.05)	—	—	—	—	$120.45	(67.14)%	$127,414	0.95%	1.06%	(0.87)%	0.95%	1.06%	(0.87)%	0%
Direxion Daily FTSE China Bull 3X Shares
For the Year Ended October 31, 2014	$30.02	(0.24)	(0.23)	1.87	1.63	—	—	—	—	$31.65	5.43%	$110,784	0.96%	1.03%	(0.88)%	0.95%	1.02%	(0.87)%	103%
For the Year Ended October 31, 2013	$16.45	(0.14)	(0.14)	13.71	13.57	—	—	—	—	$30.02	82.49%	$81,066	0.97%	1.05%	(0.72)%	0.95%	1.03%	(0.71)%	36%
For the Year Ended October 31, 2012	$22.90	(0.09)	(0.09)	(6.36)	(6.45)	—	—	—	—	$16.45	(28.17)%	$55,095	0.96%	1.11%	(0.49)%	0.95%	1.10%	(0.48)%	34%
For the Year Ended October 31, 2011	$52.47	(0.12)	(0.11)	(28.07)	(28.19)	—	(1.38)	—	(1.38)	$22.90	(54.98)%	$45,799	0.97%	1.08%	(0.28)%	0.95%	1.06%	(0.26)%	39%
For the Period December 3, 2009[9] through October 31, 2010	$40.00	0.09	0.09	12.52	12.61	(0.14)	—	—	(0.14)	$52.47	31.71%	$52,466	0.96%	1.21%	0.27%	0.95%	1.20%	0.28%	131%
Direxion Daily FTSE China Bear 3X Shares
For the Year Ended October 31, 2014	$22.74	(0.19)	(0.19)	(8.13)	(8.32)	—	—	—	—	$14.42	(36.59)%	$13,986	0.96%	1.18%	(0.95)%	0.95%	1.18%	(0.94)%	0%
For the Year Ended October 31, 2013	$62.60	(0.40)	(0.39)	(39.46)	(39.86)	—	—	—	—	$22.74	(63.67)%	$9,549	0.96%	1.39%	(0.95)%	0.95%	1.38%	(0.94)%	0%
For the Year Ended October 31, 2012	$81.35	(0.70)	(0.69)	(18.05)	(18.75)	—	—	—	—	$62.60	(23.05)%	$11,894	0.97%	1.34%	(0.97)%	0.95%	1.32%	(0.95)%	0%
For the Year Ended October 31, 2011	$84.85	(0.75)	(0.75)	(2.75)	(3.50)	—	—	—	—	$81.35	(4.12)%	$10,575	0.95%	1.34%	(0.91)%	0.95%	1.34%	(0.91)%	0%
For the Period December 3, 2009[9] through October 31, 2010	$200.00	(1.25)	(1.25)	(113.90)	(115.15)	—	—	—	—	$84.85	(57.58)%	$6,787	0.96%	1.60%	(0.88)%	0.95%	1.59%	(0.87)%	0%
Direxion Daily FTSE Europe Bull 3X Shares
For the Period January 22, 2014[9] through October 31, 2014	$40.00	0.27	0.27	(7.99)	(7.72)	(0.18)	—	—	(0.18)	$32.10	(19.35)%	$9,631	0.95%	1.74%	0.91%	0.95%	1.74%	0.91%	0%
Direxion Daily India Bull 3X Shares
For the Year Ended October 31, 2014	$53.56	(0.65)	(0.63)	48.98	48.33	—	—	—	—	$101.89	90.24%	$78,949	0.98%	1.04%	(0.90)%	0.95%	1.02%	(0.87)%	195%
For the Year Ended October 31, 2013	$73.88	(0.47)	(0.47)	(19.80)	(20.27)	—	—	(0.05)	(0.05)	$53.56	(27.45)%	$36,144	0.96%	1.12%	(0.76)%	0.95%	1.11%	(0.75)%	190%
For the Year Ended October 31, 2012	$113.52	(0.60)	(0.60)	(39.04)	(39.64)	—	—	—	—	$73.88	(34.92)%	$22,159	0.96%	1.21%	(0.78)%	0.95%	1.20%	(0.77)%	65%
For the Year Ended October 31, 2011	$203.72	(1.16)	(1.12)	(87.88)	(89.04)	—	(1.16)	—	(1.16)	$113.52	(43.93)%	$14,190	0.96%	1.18%	(0.75)%	0.95%	1.17%	(0.74)%	0%
For the Period March 11, 2010[9] through October 31, 2010	$160.00	(0.96)	(0.92)	44.68	43.72	—	—	—	—	$203.72	27.33%	$10,185	0.96%	2.11%	(0.86)%	0.95%	2.10%	(0.86)%	0%
Direxion Daily Japan Bull 3X Shares
For the Year Ended October 31, 2014	$49.65	(0.29)	(0.28)	(0.14)	(0.43)	—	(0.31)	—	(0.31)	$48.91	(0.87)%	$7,337	0.96%	1.69%	(0.63)%	0.95%	1.68%	(0.63)%	0%
For the Period June 26, 2013[9] through October 31, 2013	$40.00	(0.13)	(0.12)	9.78	9.65	—	—	—	—	$49.65	24.13%	$4,965	0.96%	2.94%	(0.76)%	0.95%	2.93%	(0.75)%	0%
Direxion Daily Latin America Bull 3X Shares
For the Year Ended October 31, 2014	$26.08	(0.12)	(0.11)	(7.42)	(7.54)	—	—	—	—	$18.54	(28.91)%	$21,879	0.96%	1.18%	(0.54)%	0.95%	1.17%	(0.52)%	64%
For the Year Ended October 31, 2013	$32.73	(0.15)	(0.15)	(6.42)	(6.57)	—	—	(0.08)	(0.08)	$26.08	(20.13)%	$24,254	0.96%	1.18%	(0.51)%	0.95%	1.17%	(0.50)%	124%
For the Year Ended October 31, 2012	$49.18	(0.02)	—	(12.50)	(12.52)	(0.36)	(3.57)	—	(3.93)	$32.73	(26.27)%	$25,526	1.02%	1.01%	(0.06)%	0.95%	0.94%	0.01%	0%
For the Year Ended October 31, 2011	$99.48	0.42	0.44	(43.49)	(43.07)	(1.71)	(5.52)	—	(7.23)	$49.18	(46.60)%	$43,276	0.98%	1.30%	0.57%	0.95%	1.27%	0.60%	102%
For the Period December 3, 2009[9] through October 31, 2010	$100.00	0.58	0.58	(0.60)	(0.02)	(0.50)	—	—	(0.50)	$99.48	0.15%	$35,811	0.97%	1.57%	0.83%	0.95%	1.55%	0.85%	54%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	169

Financial Highlights

October 31, 2014

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Begin ning of Year/ Period	Net Inves tment Income (Loss)[1,2]	Net Inves tment Income (Loss)[1,3]	Net Reali zed and Unre alized Gain (Loss) on Invest ments[4]	Net Incre ase (Decr ease) in Net Asset Value resul ting from Opera tions	Divid ends from Net Invest ment Income	Dist rib utions from Rea lized Capital Gains	Distrib utions from Return of Capital	Total Distrib utions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000’s omitted)	Net Expe nses[2,6]	Total Expe nses[2]	Net Inve st ment Inc ome (Loss) After Expe nse Rei mbur se ment[2]	Net Expen ses[3,6]	Total Expe nses[3]	Net Invest ment Inco me (Lo ss) After Ex pense Reim bur sem ent[3]	Port folio Turn over Rate[8]
Direxion Daily Russia Bull 3X Shares[13]
For the Year Ended October 31, 2014	$180.54	$(0.84)	$(0.83)	$(116.22)	$(117.06)	$—	$—	$—	$—	$63.48	(64.84)%	$172,460	0.96%	1.01%	(0.96)%	0.95%	1.00%	(0.95)%	72%
For the Year Ended October 31, 2013	$168.18	(1.56)	(1.50)	13.92	12.36	—	—	—	—	$180.54	7.35%	$22,561	0.98%	1.27%	(0.96)%	0.95%	1.24%	(0.93)%	267%
For the Year Ended October 31, 2012	$297.18	(1.02)	(1.02)	(127.44)	(128.46)	(0.54)	—	—	(0.54)	$168.18	(43.25)%	$19,620	0.97%	1.39%	(0.54)%	0.95%	1.37%	(0.53)%	114%
For the Period May 25, 2011[9] through October 31, 2011	$720.00	(1.68)	(1.68)	(421.14)	(422.82)	—	—	—	—	$297.18	(58.73)%	$9,906	0.95%	3.29%	(0.94)%	0.95%	3.29%	(0.94)%	108%
Direxion Daily Russia Bear 3X Shares
For the Year Ended October 31, 2014	$12.14	(0.13)	(0.13)	2.80	2.67	—	—	—	—	$14.81	21.99%	$16,286	0.95%	1.14%	(0.95)%	0.95%	1.14%	(0.95)%	0%
For the Year Ended October 31, 2013	$20.78	(0.16)	(0.16)	(8.48)	(8.64)	—	—	—	—	$12.14	(41.58)%	$9,103	0.96%	1.34%	(0.96)%	0.95%	1.33%	(0.95)%	0%
For the Year Ended October 31, 2012	$35.32	(0.25)	(0.24)	(14.29)	(14.54)	—	—	—	—	$20.78	(41.17)%	$10,388	0.99%	1.86%	(0.98)%	0.95%	1.83%	(0.95)%	0%
For the Period May 25, 2011[9] through October 31, 2011	$40.00	(0.17)	(0.17)	(4.51)	(4.68)	—	—	—	—	$35.32	(11.70)%	$3,532	0.96%	3.57%	(0.94)%	0.95%	3.56%	(0.93)%	0%
Direxion Daily Sout h Korea Bull 3X Shares
For the Year Ended October 31, 2014	$54.54	(0.34)	(0.33)	(14.20)	(14.54)	—	(1.13)	—	(1.13)	$38.87	(27.06)%	$1,943	0.97%	2.92%	(0.69)%	0.95%	2.90%	(0.66)%	0%
For the Period April 10, 2013[9] through October 31, 2013	$40.00	(0.23)	(0.23)	14.77	14.54	—	—	—	—	$54.54	36.35%	$2,727	0.95%	4.72%	(0.95)%	0.95%	4.72%	(0.95)%	0%
Direxion Daily Basic Materials Bull 3X Shares
For the Year Ended October 31, 2014	$45.84	(0.14)	(0.14)	15.50	15.36	—	—	—	—	$61.20	33.51%	$6,120	0.95%	1.95%	(0.24)%	0.95%	1.94%	(0.23)%	0%
For the Year Ended October 31, 2013	$25.83	(0.25)	(0.25)	20.26	20.01	—	—	—	—	$45.84	77.47%	$2,292	0.95%	3.03%	(0.76)%	0.95%	3.03%	(0.76)%	164%
For the Year Ended October 31, 2012	$24.78	(0.12)	(0.12)	1.17	1.05	—	—	—	—	$25.83	4.24%	$2,583	0.95%	2.25%	(0.46)%	0.95%	2.25%	(0.46)%	45%
For the Period June 15, 2011[9] through October 31, 2011	$40.00	(0.03)	(0.03)	(15.19)	(15.22)	—	—	—	—	$24.78	(38.05)%	$3,717	0.95%	3.81%	(0.24)%	0.95%	3.81%	(0.24)%	76%
Direxion Daily Gold Miners Bull 3X Shares
For the Year Ended October 31, 2014	$48.24	(0.28)	(0.28)	(36.93)	(37.21)	—	—	—	—	$11.03	(77.14)%	$552,267	0.96%	0.95%	(0.81)%	0.95%	0.94%	(0.80)%	435%
For the Year Ended October 31, 2013	$826.00	(0.39)	(0.38)	(777.37)	(777.76)	—	—	—	—	$48.24	(94.16)%	$647,626	0.96%	0.94%	(0.90)%	0.95%	0.93%	(0.89)%	0%
For the Year Ended October 31, 2012	$1,628.00	(6.50)	(6.30)	(744.55)	(750.90)	—	(50.95)	—	(50.95)	$826.00	(47.00)%	$418,014	0.96%	0.97%	(0.89)%	0.95%	0.96%	(0.89)%	39%
For the Period December 8, 2010[9] through October 31, 2011	$2,000.00	(13.50)	(13.50)	(358.50)	(372.00)	—	—	—	—	$1,628.00	(18.60)%	$109,073	0.96%	1.14%	(0.91)%	0.95%	1.13%	(0.90)%	13%
Direxion Daily Gold Miners Bear 3X Shares
For the Year Ended October 31, 2014	$30.75	(0.22)	(0.21)	15.99	15.77	—	—	—	—	$46.52	51.28%	$193,040	0.97%	0.97%	(0.96)%	0.95%	0.95%	(0.94)%	0%
For the Year Ended October 31, 2013	$11.90	(0.29)	(0.29)	19.14	18.85	—	—	—	—	$30.75	158.51%	$156,835	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2012	$16.61	(0.17)	(0.16)	(3.56)	(3.72)	—	(0.99)	—	(0.99)	$11.90	(24.70)%	$47,578	0.96%	1.17%	(0.96)%	0.95%	1.16%	(0.95)%	0%
For the Period December 8, 2010[9] through October 31, 2011	$20.00	(0.17)	(0.17)	(3.23)	(3.40)	—	—	—	—	$16.61	(16.98)%	$8,303	0.95%	1.83%	(0.92)%	0.95%	1.83%	(0.92)%	0%
Direxion Daily Health care Bull 3X Shares
For the Year Ended October 31, 2014	$60.06	(0.48)	(0.46)	59.92	59.44	—	(0.86)	—	(0.86)	$118.64	100.25%	$189,820	0.97%	1.01%	(0.57)%	0.95%	0.99%	(0.55)%	46%
For the Year Ended October 31, 2013	$26.59	(0.09)	(0.08)	33.56	33.47	—	—	—	—	$60.06	125.87%	$48,047	0.97%	1.11%	(0.20)%	0.95%	1.10%	(0.18)%	7%
For the Year Ended October 31, 2012	$16.34	(0.13)	(0.12)	10.76	10.63	(0.01)	(0.37)	—	(0.38)	$26.59	66.77%	$5,319	0.98%	2.24%	(0.60)%	0.95%	2.21%	(0.57)%	0%
For the Period June 15, 2011[9] through October 31, 2011	$20.00	(0.00)	(0.00)	(3.66)	(3.66)	—	—	—	—	$16.34	(18.33)%	$4,901	0.95%	3.43%	(0.02)%	0.95%	3.43%	(0.02)%	48%
Direxion Daily Junior Gold Miners Index Bull 3X Shares[14]
For the Year Ended October 31, 2014	$306.00	(1.68)	(1.67)	(265.26)	(266.94)	(0.01)	—	—	(0.01)	$39.05	(87.25)%	$168,091	0.96%	0.95%	(0.96)%	0.95%	0.94%	(0.95)%	168%
For the Period October 3, 2013[9] through October 31, 2013	$400.00	(0.30)	(0.30)	(93.70)	(94.00)	—	—	—	—	$306.00	(23.50)%	$4,590	0.95%	8.58%	(0.95)%	0.95%	8.58%	(0.95)%	0%

The accompanying notes are an integral part of these financial statements.

170	DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2014

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Begin ning of Year/ Period	Net Inves tment Income (Loss)[1,2]	Net Inves tment Income (Loss)[1,3]	Net Reali zed and Unrealized Gain (Loss) on Invest ments[4]	Net Incre ase (Decr ease) in Net Asset Value resul ting from Opera tions	Divid ends from Net Invest ment Income	Distrib utions from Realized Capital Gains	Distrib utions from Return of Capital	Total Distrib utions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000’s omitted)	Net Expe nses[2,6]	Total Expe nses[2]	Net Inve st ment Income (Loss) After Expense Reimbur sement[2]	Net Expen ses[3,6]	Total Expe nses[3]	Net Invest ment Income (Loss) After Ex pense Reimbur sement[3]	Port folio Turn over Rate[8]
Direxion Daily Junior Gold Miners Index Bear 3X Shares
For the Year Ended October 31, 2014	$42.69	$(0.14)	$(0.14)	$(7.95)	$(8.09)	$0.00 [10]	$—	$—	$—	$34.60	(18.94)%	$51,893	0.96%	1.05%	(0.95)%	0.95%	1.04%	(0.95)%	0%
For the Period October 3, 2013[9] through October 31, 2013	$40.00	(0.03)	(0.03)	2.72	2.69	—	—	—	—	$42.69	6.73%	$4,269	0.95%	9.13%	(0.95)%	0.95%	9.13%	(0.95)%	0%
Direxion Daily Natural Gas Related Bull 3X Shares
For the Year Ended October 31, 2014	$34.80	(0.25)	(0.23)	(21.70)	(21.95)	—	—	—	—	$12.85	(63.07)%	$42,412	0.99%	1.19%	(0.79)%	0.95%	1.15%	(0.75)%	133%
For the Year Ended October 31, 2013	$24.72	(0.18)	(0.18)	10.26	10.08	—	—	—	—	$34.80	40.78%	$20,877	0.96%	1.16%	(0.79)%	0.95%	1.15%	(0.78)%	251%
For the Year Ended October 31, 2012	$48.27	(0.16)	(0.16)	(23.31)	(23.47)	(0.08)	—	—	(0.08)	$24.72	(48.69)%	$22,244	0.96%	1.25%	(0.57)%	0.95%	1.25%	(0.57)%	141%
For the Year Ended October 31, 2011	$43.50	(0.31)	(0.30)	5.13	4.82	(0.05)	—	—	(0.05)	$48.27	11.07%	$14,481	0.97%	1.53%	(0.55)%	0.95%	1.51%	(0.53)%	40%
For the Period July 14, 2010[9] through October 31, 2010	$40.00	(0.05)	(0.05)	3.55	3.50	—	—	—	—	$43.50	8.75%	$4,350	0.95%	3.67%	(0.45)%	0.95%	3.67%	(0.45)%	30%
Direxion Daily Retail Bull 3X Shares
For the Year Ended October 31, 2014	$71.04	(0.38)	(0.35)	8.05	7.67	—	—	—	—	$78.71	10.80%	$15,741	0.99%	1.27%	(0.54)%	0.95%	1.23%	(0.50)%	2%
For the Year Ended October 31, 2013	$36.44	(0.29)	(0.28)	36.89	36.60	—	(2.00)	—	(2.00)	$71.04	106.43%	$17,760	0.98%	1.38%	(0.59)%	0.95%	1.36%	(0.57)%	25%
For the Year Ended October 31, 2012	$20.62	(0.18)	(0.16)	16.97	16.79	—	(0.97)	—	(0.97)	$36.44	85.76%	$10,934	0.98%	1.87%	(0.61)%	0.95%	1.83%	(0.57)%	93%
For the Year Ended October 31, 2011	$16.65	(0.06)	(0.05)	4.25	4.19	(0.06)	(0.16)	—	(0.22)	$20.62	25.25%	$3,093	0.98%	2.17%	(0.29)%	0.95%	2.14%	(0.26)%	111%
For the Period July 14, 2010[9] through October 31, 2010	$13.33	(0.01)	(0.01)	3.34	3.33	(0.01)	—	—	(0.01)	$16.65	24.96%	$4,996	0.95%	3.76%	(0.21)%	0.95%	3.76%	(0.21)%	1%
Direxion Daily Semiconductor Bull 3X Shares
For the Year Ended October 31, 2014	$58.51	(0.40)	(0.35)	52.32	51.92	—	—	—	—	$110.43	88.74%	$165,650	1.01%	1.08%	(0.45)%	0.95%	1.02%	(0.40)%	8%
For the Year Ended October 31, 2013	$23.75	(0.24)	(0.23)	35.00	34.76	—	—	—	—	$58.51	146.36%	$55,587	0.99%	1.09%	(0.67)%	0.95%	1.05%	(0.63)%	16%
For the Year Ended October 31, 2012	$32.89	(0.19)	(0.19)	(8.95)	(9.14)	—	—	—	—	$23.75	(27.80)%	$92,609	0.97%	1.05%	(0.62)%	0.95%	1.03%	(0.61)%	84%
For the Year Ended October 31, 2011	$37.49	(0.24)	(0.23)	(4.36)	(4.60)	—	—	—	—	$32.89	(12.27)%	$121,685	0.98%	1.06%	(0.58)%	0.95%	1.03%	(0.55)%	69%
For the Period March 11, 2010[9] through October 31, 2010	$40.00	(0.04)	(0.04)	(2.46)	(2.50)	(0.01)	—	—	(0.01)	$37.49	(6.25)%	$61,853	0.95%	1.27%	(0.20)%	0.95%	1.27%	(0.20)%	46%
Direxion Daily Semiconductor Bear 3X Shares
For the Year Ended October 31, 2014	$45.48	(0.26)	(0.26)	(28.01)	(28.27)	—	—	—	—	$17.21	(62.16)%	$22,365	0.95%	1.13%	(0.94)%	0.95%	1.13%	(0.94)%	0%
For the Year Ended October 31, 2013	$159.24	(0.69)	(0.69)	(113.07)	(113.76)	—	—	—	—	$45.48	(71.44)%	$29,556	0.95%	1.09%	(0.95)%	0.95%	1.08%	(0.94)%	0%
For the Year Ended October 31, 2012	$219.16	(1.44)	(1.44)	(58.48)	(59.92)	—	—	—	—	$159.24	(27.33)%	$29,858	0.95%	1.16%	(0.95)%	0.95%	1.16%	(0.94)%	0%
For the Year Ended October 31, 2011	$461.00	(2.60)	(2.44)	(222.00)	(224.60)	—	(17.24)	—	(17.24)	$219.16	(49.74)%	$19,172	1.01%	1.32%	(0.97)%	0.95%	1.26%	(0.91)%	0%
For the Period March 11, 2010[9] through October 31, 2010	$800.00	(3.60)	(3.60)	(335.40)	(339.00)	—	—	—	—	$461.00	(42.38)%	$9,219	0.96%	1.78%	(0.87)%	0.95%	1.77%	(0.86)%	0%
Direxion Daily Energy Bull 3X Shares
For the Year Ended October 31, 2014	$83.24	(0.86)	(0.80)	1.83	0.97	—	—	—	—	$84.21	1.17%	$235,801	1.02%	1.04%	(0.90)%	0.95%	0.97%	(0.83)%	0%
For the Year Ended October 31, 2013	$49.69	(0.53)	(0.50)	34.08	33.55	—	—	—	—	$83.24	67.52%	$141,510	1.00%	1.02%	(0.88)%	0.95%	0.97%	(0.82)%	196%
For the Year Ended October 31, 2012	$48.27	(0.28)	(0.27)	1.70	1.42	—	—	—	—	$49.69	2.94%	$260,856	0.97%	0.99%	(0.59)%	0.95%	0.97%	(0.57)%	347%
For the Year Ended October 31, 2011	$38.32	(0.24)	(0.22)	10.19	9.95	—	—	—	—	$48.27	25.97%	$395,848	0.98%	0.99%	(0.40)%	0.95%	0.96%	(0.37)%	302%
For the Year Ended October 31, 2010	$41.85	0.13	0.13	1.40	1.53	(0.21)	(4.85)	—	(5.06)	$38.32	3.67%	$210,747	0.96%	1.00%	0.39%	0.95%	0.99%	0.40%	126%
Direxion Daily Energy Bear 3X Shares
For the Year Ended October 31, 2014	$22.30	(0.17)	(0.17)	(4.80)	(4.97)	—	—	—	—	$17.33	(22.29)%	$48,315	0.95%	1.05%	(0.95)%	0.95%	1.05%	(0.95)%	0%
For the Year Ended October 31, 2013	$48.30	(0.31)	(0.16)	(25.69)	(26.00)	—	—	—	—	$22.30	(53.83)%	$64,392	0.95%	1.45%	(0.95)%	0.50%	1.00%	(0.50)%	0%
For the Year Ended October 31, 2012	$77.94	(0.54)	(0.56)	(29.10)	(29.64)	—	—	—	—	$48.30	(38.03)%	$92,359	0.96%	0.96%	(0.96)%	0.95%	0.95%	(0.95)%	0%
For the Year Ended October 31, 2011	$217.62	(0.96)	(0.90)	(138.72)	(139.68)	—	—	—	—	$77.94	(64.19)%	$108,847	1.02%	1.15%	(0.98)%	0.95%	1.08%	(0.91)%	0%
For the Year Ended October 31, 2010	$378.90	(2.88)	(2.76)	(158.40)	(161.28)	—	—	—	—	$217.62	(42.57)%	$64,562	0.99%	1.17%	(0.92)%	0.95%	1.13%	(0.88)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	171

Financial Highlights

October 31, 2014

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Begin ning of Year/ Period	Net Inves tment Income (Loss)[1,2]	Net Inves tment Income (Loss)[1,3]	Net Reali zed and Unrealized Gain (Loss) on Invest ments[4]	Net Incre ase (Decr ease) in Net Asset Value resul ting from Opera tions	Divid ends from Net Invest ment Income	Distrib utions from Realized Capital Gains	Distrib utions from Return of Capital	Total Distrib utions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000’s omitted)	Net Expe nses[2,6]	Total Expe nses[2]	Net Inve st ment Income (Loss) After Expense Reimbur sement[2]	Net Expen ses[3,6]	Total Expe nses[3]	Net Invest ment Income (Loss) After Ex pense Reimbur sement[3]	Port folio Turn over Rate[8]
Direxion Daily Financial Bull 3X Shares
For the Year Ended October 31, 2014	$75.82	$(0.74)	$(0.70)	$38.96	$38.22	$—	$—	$—	$—	$114.04	50.41%	$1,262,984	0.99%	1.00%	(0.80)%	0.95%	0.96%	(0.76)%	118%
For the Year Ended October 31, 2013	$36.33	(0.45)	(0.42)	39.94	39.49	—	—	—	—	$75.82	108.70%	$1,014,045	1.00%	1.02%	(0.81)%	0.95%	0.97%	(0.76)%	5%
For the Year Ended October 31, 2012	$24.42	(0.14)	(0.14)	12.05	11.91	—	—	—	—	$36.33	48.77%	$1,014,484	0.97%	0.97%	(0.56)%	0.95%	0.95%	(0.55)%	5%
For the Year Ended October 31, 2011	$36.97	(0.19)	(0.19)	(12.36)	(12.55)	—	—	—	—	$24.42	(33.94)%	$1,609,419	0.97%	0.97%	(0.53)%	0.95%	0.95%	(0.51)%	63%
For the Year Ended October 31, 2010	$37.45	0.05	0.07	(0.36)	(0.31)	(0.17)	—	—	(0.17)	$36.97	(0.97)%	$1,695,441	0.96%	0.99%	0.14%	0.95%	0.98%	0.15%	19%
Direxion Daily Financial Bear 3X Shares
For the Year Ended October 31, 2014	$26.35	(0.19)	(0.19)	(11.58)	(11.77)	—	—	—	—	$14.58	(44.67)%	$283,539	0.95%	1.01%	(0.95)%	0.95%	1.01%	(0.95)%	0%
For the Year Ended October 31, 2013	$69.32	(0.36)	(0.31)	(42.61)	(42.97)	—	—	—	—	$26.35	(61.99)%	$608,756	0.95%	1.11%	(0.95)%	0.81%	0.97%	(0.81)%	0%
For the Year Ended October 31, 2012	$159.52	(0.96)	(0.96)	(89.24)	(90.20)	—	—	—	—	$69.32	(56.54)%	$675,511	0.95%	0.96%	(0.95)%	0.95%	0.96%	(0.95)%	0%
For the Year Ended October 31, 2011	$252.20	(1.76)	(1.76)	(90.92)	(92.68)	—	—	—	—	$159.52	(36.75)%	$1,091,990	0.96%	0.99%	(0.92)%	0.95%	0.98%	(0.91)%	0%
For the Year Ended October 31, 2010	$459.20	(2.80)	(2.60)	(204.20)	(207.00)	—	—	—	—	$252.20	(45.08)%	$1,199,646	0.96%	1.00%	(0.89)%	0.95%	0.99%	(0.88)%	0%
Direxion Daily Real Estate Bull 3X Shares
For the Year Ended October 31, 2014	$44.69	(0.41)	(0.39)	26.74	26.33	—	—	—	—	$71.02	58.92%	$99,426	1.00%	1.06%	(0.83)%	0.95%	1.01%	(0.78)%	167%
For the Year Ended October 31, 2013	$35.48	(0.15)	(0.13)	9.36	9.21	0.00 [10]	—	—	—	$44.69	25.97%	$134,065	1.01%	1.09%	(0.35)%	0.95%	1.04%	(0.29)%	174%
For the Year Ended October 31, 2012	$27.68	(0.08)	(0.06)	8.88	8.80	—	(1.00)	—	(1.00)	$35.48	34.26%	$106,439	1.00%	1.07%	(0.23)%	0.95%	1.02%	(0.19)%	72%
For the Year Ended October 31, 2011	$27.03	0.09	0.10	0.59	0.68	(0.03)	—	—	(0.03)	$27.68	2.51%	$141,148	0.99%	1.03%	0.29%	0.95%	0.99%	0.33%	110%
For the Year Ended October 31, 2010	$13.39	0.38	0.39	14.95	15.33	(0.51)	(1.18)	—	(1.69)	$27.03	123.46%	$110,794	0.97%	1.06%	1.93%	0.95%	1.04%	1.95%	146%
Direxion Daily Real Estate Bear 3X Shares
For the Year Ended October 31, 2014	$56.50	(0.42)	(0.42)	(26.25)	(26.67)	—	—	—	—	$29.83	(47.20)%	$9,197	0.95%	1.54%	(0.94)%	0.95%	1.54%	(0.94)%	0%
For the Year Ended October 31, 2013	$92.88	(0.65)	(0.64)	(35.73)	(36.38)	—	—	—	—	$56.50	(39.17)%	$17,420	0.97%	1.53%	(0.96)%	0.95%	1.52%	(0.94)%	0%
For the Year Ended October 31, 2012	$175.56	(1.04)	(1.00)	(81.64)	(82.68)	—	—	—	—	$92.88	(47.10)%	$20,525	0.95%	1.32%	(0.95)%	0.95%	1.32%	(0.94)%	0%
For the Year Ended October 31, 2011	$407.60	(2.68)	(2.68)	(229.36)	(232.04)	—	—	—	—	$175.56	(56.93)%	$33,973	0.95%	1.15%	(0.90)%	0.95%	1.15%	(0.90)%	0%
For the Year Ended October 31, 2010	$2,107.00	(6.40)	(6.20)	(1,689.20)	(1,695.60)	—	(3.80)	—	(3.80)	$407.60	(80.57)%	$78,871	0.96%	1.10%	(0.88)%	0.95%	1.09%	(0.87)%	0%
Direxion Daily Technology Bull 3X Shares
For the Year Ended October 31, 2014	$75.50	(0.84)	(0.81)	56.24	55.40	—	—	—	—	$130.90	73.38%	$189,804	0.98%	1.01%	(0.83)%	0.95%	0.98%	(0.81)%	21%
For the Year Ended October 31, 2013	$48.33	(0.49)	(0.49)	27.66	27.17	—	—	—	—	$75.50	56.22%	$105,696	0.96%	1.00%	(0.88)%	0.95%	0.98%	(0.87)%	324%
For the Year Ended October 31, 2012	$41.74	(0.35)	(0.34)	6.94	6.59	—	—	—	—	$48.33	15.79%	$123,240	0.97%	1.01%	(0.72)%	0.95%	0.99%	(0.70)%	137%
For the Year Ended October 31, 2011	$40.20	(0.30)	(0.28)	2.68	2.38	—	(0.84)	—	(0.84)	$41.74	5.82%	$208,712	0.98%	1.01%	(0.69)%	0.95%	0.98%	(0.66)%	12%
For the Year Ended October 31, 2010	$33.55	(0.19)	(0.12)	14.37	14.18	—	(7.53)	—	(7.53)	$40.20	47.33%	$196,994	1.15%	1.20%	(0.56)%	0.95%	1.00%	(0.36)%	106%
Direxion Daily Technology Bear 3X Shares
For the Year Ended October 31, 2014	$25.88	(0.17)	(0.17)	(13.26)	(13.43)	—	—	—	—	$12.45	(51.89)%	$13,967	0.95%	1.14%	(0.95)%	0.95%	1.14%	(0.95)%	0%
For the Year Ended October 31, 2013	$49.20	(0.36)	(0.36)	(22.96)	(23.32)	—	—	—	—	$25.88	(47.40)%	$18,682	0.95%	1.16%	(0.95)%	0.95%	1.16%	(0.95)%	0%
For the Year Ended October 31, 2012	$80.10	(0.50)	(0.50)	(30.40)	(30.90)	—	—	—	—	$49.20	(38.58)%	$41,924	0.95%	1.13%	(0.95)%	0.95%	1.13%	(0.95)%	0%
For the Year Ended October 31, 2011	$140.15	(1.00)	(1.00)	(59.05)	(60.05)	—	—	—	—	$80.10	(42.85)%	$38,612	0.95%	1.07%	(0.90)%	0.95%	1.07%	(0.90)%	0%
For the Year Ended October 31, 2010	$314.25	(1.80)	(1.80)	(172.30)	(174.10)	—	—	—	—	$140.15	(55.40)%	$53,531	0.96%	1.11%	(0.88)%	0.95%	1.10%	(0.87)%	0%

The accompanying notes are an integral part of these financial statements.

172	DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2014

[1]	Net income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Includes interest expense and extraordinary expenses which comprise of excise tax.
[3]	Excludes interest expense and extraordinary expenses which comprise of excise tax.
[4]	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s changes in net realized and unrealized gain (loss) on investments, in-kind redemptions and swaps for the period.
[5]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.
[6]	Net expenses include effects of any reimbursement or recoupment.
[7]	For periods less than a year, these ratios are annualized.
[8]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Portfolio turnover rate does not include effects of turnover of the swap portfolio.
[9]	Commencement of investment operations.
[10]	Between $(0.005) and $0.005.
[11]	Effective November 18, 2014, the Fund had a 1:3 reverse stock split. Per share data for the period prior to November 17, 2014 has been adjusted to give effect to the 1:3 reverse stock split.
[12]	Effective November 18, 2014, the Fund had a 1:2 reverse stock split. Per share data for the period prior to November 17, 2014 has been adjusted to give effect to the 1:2 reverse stock split.
[13]	Effective December 23, 2014, the Fund had a 1:6 reverse stock split. Per share data for the period prior to December 22, 2014 has been adjusted to give effect to the 1:6 reverse stock split.
[14]	Effective December 23, 2014, the Fund had a 1:10 reverse stock split. Per share data for the period prior to December 22, 2014 has been adjusted to give effect to the 1:10 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	173

Direxion Shares ETF Trust

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2014

1.	ORGANIZATION

The Direxion Shares ETF Trust (the “Trust”) is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is a registered investment company that has 55 separate series (each, a “Fund” and together the “Funds”). 46 of these are included in this report:

Direxion Daily Mid Cap Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Small Cap Bull 2X Shares
Direxion Daily 7-10 Year Treasury Bull 2X Shares
Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Direxion Daily Brazil Bull 3X Shares
Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares
Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily India Bull 3X Shares
Direxion Daily Japan Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily South Korea Bull 3X Shares
Direxion Daily Basic Materials Bull 3X Shares
Direxion Daily Gold Miners Bull 3X Shares	Direxion Daily Gold Miners Bear 3X Shares
Direxion Daily Heathcare Bull 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that it meets the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

Each Fund’s investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index or benchmark. The Funds with the word “Bull” in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word “Bear” in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 200% or of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

Funds	Index or Benchmark	Daily Target
Direxion Daily Mid Cap Bull 2X Shares	S&P Mid Cap 400® Index	200%
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index	200%
Direxion Daily Small Cap Bull 2X Shares	Russell 2000® Index	200%

174	DIREXION ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily 7-10 Year Treasury Bull 2X Shares	NYSE 7-10 Year Treasury Bond Index	200%
Direxion Daily Mid Cap Bull 3X Shares		300%
Direxion Daily Mid Cap Bear 3X Shares	S&P Mid Cap 400® Index	-300%
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index	-300%
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	NYSE 7-10 Year Treasury Bond Index	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	NYSE 20 Year Plus Treasury Bond Index	-300%
Direxion Daily Brazil Bull 3X Shares	MSCI Brazil 25/50 Index	300%
Direxion Daily Developed Markets Bull 3X Shares		300%
Direxion Daily Developed Markets Bear 3X Shares	MSCI EAFE® Index	-300%
Direxion Daily Emerging Markets Bull 3X Shares		300%
Direxion Daily Emerging Markets Bear 3X Shares	MSCI Emerging Market IndexSM	-300%
Direxion Daily FTSE China Bull 3X Shares		300%
Direxion Daily FTSE China Bear 3X Shares	FTSE China 50 Index	-300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe Index	300%
Direxion Daily India Bull 3X Shares	Indus India Index	300%
Direxion Daily Japan Bull 3X Shares	MSCI Japan Index	300%
Direxion Daily Latin America Bull 3X Shares	S&P® Latin America 40 Index	300%
Direxion Daily Russia Bull 3X Shares		300%
Direxion Daily Russia Bear 3X Shares	Market VectorsTM Russia Index	-300%
Direxion Daily South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily Basic Materials Bull 3X Shares	The S&P® Materials Select Sector Index	300%
Direxion Daily Gold Miners Bull 3X Shares		300%
Direxion Daily Gold Miners Bear 3X Shares	NYSE Arca Gold Miners Index	-300%
Direxion Daily Healthcare Bull 3X Shares	The S&P® Health Care Select Sector Index	300%
Direxion Daily Junior Gold Miners Index Bull 3X Shares		300%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	Market VectorsTM Junior Gold Miners Index	-300%
Direxion Daily Natural Gas Related Bull 3X Shares	ISE-Revere Natural Gas IndexTM	300%
Direxion Daily Retail Bull 3X Shares	Russell 1000® Retail Index	300%
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	PHLX Semiconductor Sector Index	-300%
Direxion Daily Energy Bull 3X Shares		300%
Direxion Daily Energy Bear 3X Shares	Energy Select Sector Index	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Russell 1000® Financial Services Index	-300%
Direxion Daily Real Estate Bull 3X Shares		300%
Direxion Daily Real Estate Bear 3X Shares	MSCI US REIT IndexSM	-300%
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index	-300%

DIREXION ANNUAL REPORT	175

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a)   Investment Valuation – The Net Asset Value (“NAV”) per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close all day, the Direxion Daily 7-10 Year Treasury Bull 2X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (the “Fixed Income Funds”) do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 pm Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market (“NASDAQ”) for which market quotations are readily available are valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ each business day. Over-the-Counter securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Securities or swap contracts are fair valued as determined by Rafferty Asset Management, LLC (the “Adviser”) under the supervision of the Board of Trustees (the “Board”) in the following scenarios: a) reliable market quotations are not readily available; b) the Funds’ pricing service does not provide a valuation for such securities; c) the Funds’ pricing service provides valuation that in the judgement of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b)  Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivatives contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. A Fund’s obligations are accrued daily and offset by any amounts owed to a Fund.

In a “long” equity swap agreement, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if a Fund had been invested in the particular securities, plus dividends that would have been received on those securities. A Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by a Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlining the swap agreement can cause a scenario in which the counterparty will pay a Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of a Fund’s obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds’ Custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by a Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps.”

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the

176	DIREXION ANNUAL REPORT

counterparty pays interest to a Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlining the swap agreement can cause a scenario in which a Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No.2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), which requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging).

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk , a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2014, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following table.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2014 is detailed in the following table. If such credit risk-related contingencies were triggered the counterparties would have the option to terminate any positions open under the master netting agreement.

DIREXION ANNUAL REPORT	177

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities					Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily S&P 500® Bull 2X Shares	$645,092	$—	$450,000		$195,092	$—	$—	$—		$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—		—	2,852,675	—	2,852,675	[1]	—
Direxion Daily Small Cap Bull 3X Shares	10,656,139	—	8,290,000		2,366,139	—	—	—		—
Direxion Daily Small Cap Bear 3X Shares	—	—	—		—	37,118,474	—	37,118,474	[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	1,057,834	—	1,057,834	[1]	—	—	—	—		—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—		—	3,054,356	—	3,054,356	[1]	—
Direxion Daily Brazil Bull 3X Shares	—	—	—		—	40,524	—	40,524	[1]	—
Direxion Daily Developed Markets Bull 3X Shares	376,819	—	120,000		256,819	—	—	—		—
Direxion Daily Developed Markets Bear 3X Shares	—	—	—		—	36,012	—	36,012	[1]	—
Direxion Daily Emerging Markets Bull 3X Shares	6,163,798	—	5,500,000		663,798	—	—	—		—
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—		—	1,422,421	—	1,422,421	[1]	—
Direxion Daily India Bull 3X Shares	5,240,476	—	4,820,000		420,476	—	—	—		—
Direxion Daily Russia Bull 3X Shares	—	—	—		—	3,550,825	—	3,550,825	[1]	—
Direxion Daily Russia Bear 3X Shares	—	—	—		—	219,385	—	219,385	[1]	—
Direxion Daily South Korea Bull 3X Shares	—	—	—		—	42,362	—	42,362	[1]	—
Direxion Daily Basic Materials Bull 3X Shares	42,458	—	—		42,458	—	—	—		—
Direxion Daily Healthcare Bull 3X Shares	15,495,024	—	15,070,000		425,024	—	—	—		—
Direxion Daily Financial Bull 3X Shares	40,692,420	—	38,740,000		1,952,420	—	—	—		—
Direxion Daily Financial Bear 3X Shares	—	—	—		—	2,744,147	—	2,744,147	[1]	—
Direxion Daily Real Estate Bear 3X Shares	—	—	—		—	268,897	—	268,897	[1]	—
Direxion Daily Technology Bull 3X Shares	15,100,810	—	13,020,000		2,080,810	—	—	—		—
Direxion Daily Technology Bear 3X Shares	—	—	—		—	1,392,461	—	1,392,461	[1]	—

[1]	The amount of collateral shown has been limited such that the net amount can not be less than zero.
[2]	The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

178	DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: BNP Paribas

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities					Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily Mid Cap Bull 3X Shares	$1,191,593	$—	$1,191,593	[1]	$—	$—	$—	$—		$—
Direxion Daily S&P 500® Bull 3X Shares	5,899,106	—	3,700,000		2,199,106	—	—	—		—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—		—	7,259,485	—	7,259,485	[1]	—
Direxion Daily Small Cap Bull 3X Shares	66,207,010	—	50,780,000		15,427,010	—	—	—		—
Direxion Daily Small Cap Bear 3X Shares	—	—	—		—	6,150,321	—	6,150,321	[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	245,364	292	245,072	[1]	—	292	—	292	[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	48,018	—	—		48,018	502,300	48,018	454,282		—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—		—	8,164,016	—	8,164,016	[1]	—
Direxion Daily Brazil Bull 3X Shares	—	—	—		—	232,059	—	232,059	[1]	—
Direxion Daily Developed Markets Bear 3X Shares	20,271	—	20,271	[1]	—	41,441	20,271	21,170	[1]	—
Direxion Daily Emerging Markets Bull 3X Shares	243,094	—	—		243,094	4,316,141	243,094	4,073,047	[1]	—
Direxion Daily Emerging Markets Bear 3X Shares	272,282	—	272,282	[1]	—	273,819	272,282	1,537	[1]	—
Direxion Daily FTSE China Bull 3X Shares	4,264,608	—	2,800,000		1,464,608	—	—	—		—
Direxion Daily FTSE China Bear 3X Shares	—	—	—		—	108,688	—	108,688	[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	2,195	—	—		2,195	135,621	2,195	133,426	[1]	—
Direxion Daily India Bull 3X Shares	99,424	—	—		99,424	—	—	—		—
Direxion Daily Japan Bull 3X Shares	718,766	—	140,000		578,766	—	—	—		—
Direxion Daily Latin America Bull 3X Shares	143,775	6,490	—		137,285	6,490	—	6,490	[1]	—
Direxion Daily Russia Bull 3X Shares	—	—	—		—	1,825,180	—	1,825,180	[1]	—
Direxion Daily Russia Bear 3X Shares	—	—	—		—	77,230	—	77,230	[1]	—
Direxion Daily South Korea Bull 3X Shares	253,139	—	253,139	[1]	—	—	—	—		—
Direxion Daily Basic Materials Bull 3X Shares	314,500	—	190,000		124,500	—	—	—		—
Direxion Daily Gold Miners Bull 3X Shares	—	—	—		—	13,696,448	—	13,696,448	[1]	—
Direxion Daily Gold Miners Bear 3X Shares	6,117,613	—	410,000		5,707,613	—	—	—		—
Direxion Daily Healthcare Bull 3X Shares	2,927,182	—	1,220,000		1,707,182	—	—	—		—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—		—	43,866,596	—	43,866,596	[1]	—

DIREXION ANNUAL REPORT	179

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities					Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily Junior Gold Miners Index Bear 3X Shares	$6,282,401	$—	$5,320,000		$962,401	$—	$—	$—		$—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—		—	4,837	—	—		4,837
Direxion Daily Energy Bull 3X Shares	2,145,362	—	1,600,000		545,362	—	—	—		—
Direxion Daily Financial Bull 3X Shares	7,434,468	—	3,750,000		3,684,468	—	—	—		—
Direxion Daily Financial Bear 3X Shares	—	—	—		—	2,960,232	—	2,960,232	[1]	—
Direxion Daily Real Estate Bull 3X Shares	1,600,199	—	1,600,199	[1]	—	—	—	—		—
Direxion Daily Real Estate Bear 3X Shares	—	—	—		—	515,769	—	515,769	[1]	—
Direxion Daily Technology Bull 3X Shares	1,566,386	—	600,000		966,386	—	—	—		—
Direxion Daily Technology Bear 3X Shares	—	—	—		—	241,601	—	241,601	[1]	—

[1]	The amount of collateral shown has been limited such that the net amount can not be less than zero.
[2]	The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities					Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily Small Cap Bull 2X Shares	$304,251	$—	$—		$304,251	$—	$—	$—		$—
Direxion Daily S&P 500® Bull 3X Shares	21,382,201	—	16,070,000		5,312,201	—	—	—		—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—		—	2,908,270	—	2,908,270	[1]	—
Direxion Daily Small Cap Bull 3X Shares	32,647,618	—	24,940,000		7,707,618	—	—	—		—
Direxion Daily Small Cap Bear 3X Shares	—	—	—		—	25,438,014	—	25,438,014	[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	65,299	—	65,299	[1]	—	—	—	—		—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—		—	14,118,538	—	14,118,538	[1]	—
Direxion Daily Brazil Bull 3X Shares	1,692,734	—	740,000		952,734	—	—	—		—
Direxion Daily Developed Markets Bull 3X Shares	535,047	—	260,000		275,047	—	—	—		—
Direxion Daily Emerging Markets Bull 3X Shares	3,271,930	—	2,520,000		751,930	—	—	—		—

180	DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities					Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily Emerging Markets Bear 3X Shares	$—	$—	$—		$—	$745,102	$—	$745,102	[1]	$—
Direxion Daily FTSE China Bull 3X Shares	2,991,874	—	1,800,000		1,191,874	—	—	—		—
Direxion Daily FTSE China Bear 3X Shares	—	—	—		—	24,738	—	24,738	[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—		—	114,540	—	114,540	[1]	—
Direxion Daily India Bull 3X Shares	2,703,931	—	1,640,000		1,063,931	—	—	—		—
Direxion Daily Latin America Bull 3X Shares	112,917	—	—		112,917	—	—	—		—
Direxion Daily Russia Bull 3X Shares	—	—	—		—	5,862,262	—	5,862,262	[1]	—
Direxion Daily Russia Bear 3X Shares	1,004,815	—	920,000		84,815	—	—	—		—
Direxion Daily Gold Miners Bull 3X Shares	—	—	—		—	111,117,416	—	111,117,416	[1]	—
Direxion Daily Gold Miners Bear 3X Shares	70,492,561	—	62,860,000		7,632,561	—	—	—		—
Direxion Daily Healthcare Bull 3X Shares	5,260,063	—	4,770,000		490,063	—	—	—		—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—		—	21,574,717	—	21,574,717	[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	7,570,099	—	6,760,000		810,099	—	—	—		—
Direxion Daily Natural Gas Related Bull 3X Shares	783,485	—	190,000		593,485	—	—	—		—
Direxion Daily Semiconductor Bull 3X Shares	12,237,491	—	4,800,000		7,437,491	—	—	—		—
Direxion Daily Energy Bull 3X Shares	3,431,689	—	1,820,000		1,611,689	—	—	—		—
Direxion Daily Energy Bear 3X Shares	2,017,538	—	2,017,538	[1]	—	—	—	—		—
Direxion Daily Financial Bull 3X Shares	9,772,371	—	7,210,000		2,562,371	—	—	—		—
Direxion Daily Financial Bear 3X Shares	—	—	—		—	8,620,711	—	8,620,711	[1]	—
Direxion Daily Real Estate Bull 3X Shares	343,835	—	270,000		73,835	—	—	—		—
Direxion Daily Real Estate Bear 3X Shares	—	—	—		—	17,613	—	17,613	[1]	—
Direxion Daily Technology Bull 3X Shares	669,561	—	—		669,561	—	—	—		—
Direxion Daily Technology Bear 3X Shares	—	—	—		—	113,229	—	113,229	[1]	—

[1]	The amount of collateral IH10Ishown has been limited such that the net amount can not be less than zero.
[2]	The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT	181

Description: Swap Contract

Counterparty: Credit Suisse International

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities					Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily Mid Cap Bull 2X Shares	$89,785	$—	$—		$89,785	$—	$—	$—		$—
Direxion Daily Small Cap Bull 2X Shares	230,568	—	—		230,568	—	—	—		—
Direxion Daily Mid Cap Bull 3X Shares	23,949,825	—	23,100,000		849,825	—	—	—		—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—		—	1,211,616	—	1,211,616	[1]	—
Direxion Daily S&P 500® Bull 3X Shares	73,197,452	—	69,630,000		3,567,452	—	—	—		—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—		—	31,764,907	—	31,764,907	[1]	—
Direxion Daily Small Cap Bull 3X Shares	184,558,437	—	178,760,000		5,798,437	—	—	—		—
Direxion Daily Small Cap Bear 3X Shares	—	—	—		—	12,601,644	—	12,601,644	[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	5,682	—	—		5,682	—	—	—		—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—		—	1,767,207	—	1,767,207	[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	551,010	—	551,010	[1]	—	—	—	—		—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—		—	8,752,931	—	8,752,931	[1]	—
Direxion Daily Brazil Bull 3X Shares	1,066,774	—	750,000		316,774	—	—	—		—
Direxion Daily Developed Markets Bull 3X Shares	4,348,839	—	3,570,000		778,839	—	—	—		—
Direxion Daily Developed Markets Bear 3X Shares	—	—	—		—	175,702	—	175,702	[1]	—
Direxion Daily Emerging Markets Bull 3X Shares	9,832,670	—	9,250,000		582,670	—	—	—		—
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—		—	1,695,708	—	1,695,708	[1]	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—		—	291,905	—	291,905	[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—		—	305,913	—	305,913	[1]	—
Direxion Daily India Bull 3X Shares	20,707,611	—	19,760,000		947,611	—	—	—		—
Direxion Daily Japan Bull 3X Shares	554,628	—	—		554,628	—	—	—		—
Direxion Daily Latin America Bull 3X Shares	1,051,134	—	900,000		151,134	—	—	—		—
Direxion Daily Russia Bull 3X Shares	—	—	—		—	2,959,820	—	—		2,959,820
Direxion Daily Russia Bear 3X Shares	—	—	—		—	4,085	—	4,085	[1]	—
Direxion Daily South Korea Bull 3X Shares	—	—	—		—	38,964	—	38,964	[1]	—

182	DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily Gold Miners Bull 3X Shares	$—	$—	$—	$—	$151,377,947	$—	$151,377,947	[1]	$—
Direxion Daily Gold Miners Bear 3X Shares	—	—	—	—	—	—	—		—
Direxion Daily Healthcare Bull 3X Shares	16,804,289	—	16,620,000	184,289	—	—	—		—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	32,282,550	—	28,010,000		4,272,550
Direxion Daily Junior Gold Miners Index Bear 3X Shares	6,914,351	—	4,330,000	2,584,351	—	—	—		—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	1,262,153	—	981		1,261,172
Direxion Daily Retail Bull 3X Shares	6,789,863	—	6,610,000	179,863	—	—	—		—
Direxion Daily Semiconductor Bull 3X Shares	73,145,162	—	67,260,000	5,885,162	—	—	—		—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	572,095	—	572,095	[1]	—
Direxion Daily Energy Bull 3X Shares	109,546,965	—	101,850,000	7,696,965	—	—	—		—
Direxion Daily Energy Bear 3X Shares	—	—	—	—	1,449,317	—	1,449,317	[1]	—
Direxion Daily Financial Bull 3X Shares	650,626,546	—	634,260,000	16,366,546	—	—	—		—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	51,186,726	—	51,186,726	[1]	—
Direxion Daily Real Estate Bull 3X Shares	41,066,097	—	39,790,000	1,276,097	—	—	—		—
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—	371,935	—	371,935	[1]	—
Direxion Daily Technology Bull 3X Shares	54,561,094	—	51,330,000	3,231,094	—	—	—		—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	4,199,812	—	4,199,812	[1]	—

[1]	The amount of collateral shown has been limited such that the net amount can not be less than zero.
[2]	The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT	183

Description: Swap Contract

Counterparty: Deutsche Bank AG London

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities					Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily S&P 500® Bull 2X Shares	$540,473	$—	$282,141		$258,332	$—	$—	$—		$—
Direxion Daily Small Cap Bull 2X Shares	—	—	—		—	13	—	—		13
Direxion Daily 7-10 Year Treasury Bull 2X Shares	498,042	—	498,042	[1]	—	—	—	—		—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—		—	147,677	—	147,677	[1]	—
Direxion Daily S&P 500® Bull 3X Shares	17,716,807	—	12,859,166		4,857,641	—	—	—		—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—		—	3,303,857	—	3,303,857	[1]	—
Direxion Daily Small Cap Bull 3X Shares	25,439,430	—	25,439,430	[1]	—	—	—	—		—
Direxion Daily Small Cap Bear 3X Shares	—	—	—		—	560,842	—	560,842	[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—		—	781,584	—	781,584	[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	1,305,603	—	1,305,603	[1]	—	—	—	—		—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—		—	10,910,044	—	10,910,044	[1]	—
Direxion Daily Brazil Bull 3X Shares	—	—	—		—	309,437	—	—		309,437
Direxion Daily Developed Markets Bull 3X Shares	3,724,026	—	3,364,183		359,843	—	—	—		—
Direxion Daily Developed Markets Bear 3X Shares	—	—	—		—	216,777	—	216,777	[1]	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—		—	3,504,568	—	3,504,568	[1]	—
Direxion Daily Emerging Markets Bear 3X Shares	688,467	—	688,467	[1]	—	—	—	—		—
Direxion Daily FTSE China Bull 3X Shares	—	—	—		—	25,888	—	25,888	[1]	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—		—	101,001	—	101,001	[1]	—
Direxion Daily India Bull 3X Shares	6,009,404	—	5,603,910		405,494	—	—	—		—
Direxion Daily Latin America Bull 3X Shares	1,422,070	—	1,300,000		122,070	—	—	—		—
Direxion Daily Russia Bull 3X Shares	—	—	—		—	1,174,853	—	1,174,853	[1]	—
Direxion Daily Russia Bear 3X Shares	—	—	—		—	705,727	—	705,727	[1]	—
Direxion Daily Basic Materials Bull 3X Shares	2,614,507	—	2,517,263		97,244	—	—	—		—
Direxion Daily Gold Miners Bull 3X Shares	—	—	—		—	129,628,758	—	129,628,758	[1]	—

184	DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily Gold Miners Bear 3X Shares	$15,826,306	$—	$7,818,864	$8,007,442	$—	$—	$—		$—
Direxion Daily Healthcare Bull 3X Shares	10,923,472	—	10,838,173	85,299	—	—	—		—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	59,760,161	—	59,760,161	[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	28,635,261	—	25,796,519	2,838,742	—	—	—		—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	705,041	—	705,041	[1]	—
Direxion Daily Retail Bull 3X Shares	2,180,882	—	2,109,153	71,729	—	—	—		—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	437,145	—	437,145	[1]	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	39,017	—	39,017	[1]	—
Direxion Daily Energy Bull 3X Shares	1,850,619	—	562,971	1,287,648	—	—	—		—
Direxion Daily Energy Bear 3X Shares	—	—	—	—	2,205,414	—	2,205,414	[1]	—
Direxion Daily Financial Bull 3X Shares	21,206,044	—	20,335,190	870,854	—	—	—		—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	1,971,508	—	1,971,508	[1]	—
Direxion Daily Real Estate Bull 3X Shares	4,120,116	—	2,872,384	1,247,732	—	—	—		—
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—	918,549	—	918,549	[1]	—
Direxion Daily Technology Bull 3X Shares	3,382,931	—	2,150,000	1,232,931	—	—	—		—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	223,155	—	223,155	[1]	—

[1]	The amount of collateral shown has been limited such that the net amount can not be less than zero.
[2]	The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Morgan Stanley Capital Services

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities					Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily Mid Cap Bull 3X Shares	$2,398,335	$—	$1,020,000		$1,378,335	$—	$—	$—		$—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—		—	175,912	—	175,912	[1]	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—		—	1,048,749	—	1,048,749	[1]	—
Direxion Daily Small Cap Bull 3X Shares	33,593,444	—	25,860,000		7,733,444	—	—	—		—
Direxion Daily Small Cap Bear 3X Shares	—	—	—		—	2,265,718	—	2,265,718	[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	193,847	—	193,847	[1]	—	—	—	—		—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—		—	967,169	—	967,169	[1]	—

DIREXION ANNUAL REPORT	185

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities					Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily 20+ Year Treasury Bull 3X Shares	$1,041,175	$—	$1,041,175	[1]	$—	$—	$—	$—		$—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—		—	5,077,054	—	5,077,054	[1]	—
Direxion Daily Developed Markets Bear 3X Shares	249,008	—	249,008	[1]	—	—	—	—		—
Direxion Daily Emerging Markets Bull 3X Shares	7,262,353	—	6,720,000		542,353	—	—	—		—
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—		—	1,203,416	—	1,203,416	[1]	—
Direxion Daily FTSE China Bull 3X Shares	11,860,818	—	10,530,000		1,330,818	—	—	—		—
Direxion Daily FTSE China Bear 3X Shares	—	—	—		—	1,900,925	—	1,900,925	[1]	—
Direxion Daily India Bull 3X Shares	355,855	—	—		355,855	—	—	—		—
Direxion Daily Russia Bull 3X Shares	—	—	—		—	1,470,866	—	1,470,866	[1]	—
Direxion Daily Russia Bear 3X Shares	—	—	—		—	59,134	—	59,134	[1]	—
Direxion Daily South Korea Bull 3X Shares	47,524	—	30,000		17,524	—	—	—		—
Direxion Daily Gold Miners Bull 3X Shares	—	—	—		—	6,122,545	—	6,122,545	[1]	—
Direxion Daily Gold Miners Bear 3X Shares	9,137,575	—	8,100,000		1,037,575	—	—	—		—
Direxion Daily Healthcare Bull 3X Shares	14,074,807	—	13,770,000		304,807	—	—	—		—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—		—	12,354,826	—	12,354,826	[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	2,816,841	—	2,570,000		246,841	—	—	—		—
Direxion Daily Retail Bull 3X Shares	88,158	—	—		88,158	—	—	—		—
Direxion Daily Semiconductor Bull 3X Shares	311,137	—	—		311,137	—	—	—		—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—		—	414,411	—	414,411	[1]	—
Direxion Daily Energy Bull 3X Shares	2,203,178	—	1,490,000		713,178	—	—	—		—
Direxion Daily Financial Bull 3X Shares	16,397,448	—	16,330,000		67,448	—	—	—		—
Direxion Daily Financial Bear 3X Shares	—	—	—		—	7,247,624	—	7,247,624	[1]	—
Direxion Daily Real Estate Bull 3X Shares	2,714,421	—	2,070,000		644,421	—	—	—		—
Direxion Daily Real Estate Bear 3X Shares	—	—	—		—	83,010	—	83,010	[1]	—

[1]	The amount of collateral shown has been limited such that the net amount can not be less than zero.
[2]	The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

186	DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount[2]
Direxion Daily S&P 500® Bull 3X Shares	$6,803,698	$—	$—	$6,803,698	$—	$—	$—		$—
Direxion Daily Small Cap Bull 3X Shares	24,081,788	—	—	24,081,788	—	—	—		—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	4,023,003	—	4,023,003	[1]	—
Direxion Daily India Bull 3X Shares	469,339	—	—	469,339	—	—	—		—
Direxion Daily Japan Bull 3X Shares	—	—	—	—	285	—	—		285
Direxion Daily Gold Miners Bull 3X Shares	—	—	—	—	81,715,651	—	81,715,651	[1]	—
Direxion Daily Gold Miners Bear 3X Shares	55,918,035	—	17,720,000	38,198,035	—	—	—		—
Direxion Daily Healthcare Bull 3X Shares	1,991,871	—	—	1,991,871	—	—	—		—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	35,310,073	—	35,310,073	[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	5,850,550	—	—	5,850,550	—	—	—		—
Direxion Daily Financial Bull 3X Shares	8,786,998	—	—	8,786,998	—	—	—		—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	4,000,683	—	4,000,683	[1]	—

[1]	The amount of collateral shown has been limited such that the net amount can not be less than zero.
[2]	The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

c)  Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

d)  Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

e)  Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. No provision for federal income taxes has been made.

f)  Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust’s series in proportion to their respective net assets.

g)  Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

DIREXION ANNUAL REPORT	187

h)  Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

i)  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2014 and October 31, 2013, were as follows:

	Year Ended October 31, 2014			Year Ended October 31, 2013
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Mid Cap Bull 2X Shares[6]	$—	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 2X Shares[5]	—	—	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares[6]	—	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 2X Shares[6]	—	—	—	—	—	—
Direxion Daily Mid Cap Bull 3X Shares	2,032,510	—	—	—	—	—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	14,424,276	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	142,361	—	7,656
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Brazil Bull 3X Shares[1]	—	—	—	—	—	9,868
Direxion Daily Developed Markets Bull 3X Shares	—	—	—	42,187	—	—
Direxion Daily Developed Markets Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—	—	—	306,516
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares[4]	36,348	—	—	—	—	—
Direxion Daily India Bull 3X Shares	—	—	—	—	—	18,620
Direxion Daily Japan Bull 3X Shares[2]	30,583	—	—	—	—	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	—	—	74,779
Direxion Daily Russia Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	—	—
Direxion Daily South Korea Bull 3X Shares[1]	56,741	—	—	—	—	—
Direxion Daily Basic Materials Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Gold Miners Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Gold Miners Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	856,862	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares[3]	6,052	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares[3]	6,300	—	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	—	—	—	600,893	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	—	—

188	DIREXION ANNUAL REPORT

	Year Ended October 31, 2014			Year Ended October 31, 2013
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Energy Bull 3X Shares	$—	$—	$—	$—	$—	$—
Direxion Daily Energy Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	11,026	—	—
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	—	—
[1]	Commenced operations on April 10, 2013.
[2]	Commenced operations on June 26, 2013.
[3]	Commenced operations on October 3, 2013.
[4]	Commenced operations on January 22, 2014.
[5]	Commenced operations on May 28, 2014.
[6]	Commenced operations on July 29, 2014.

At October 31, 2014, the components of accumulated earnings/loss of the Funds on a tax-basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)	Total Accumulated Earnings (Losses)
Direxion Daily Mid Cap Bull 2X Shares	$(23,825)	$29,876	$—	$—	$6,051
Direxion Daily S&P 500® Bull 2X Shares	2,114,847	487,168	—	—	2,602,015
Direxion Daily Small Cap Bull 2X Shares	494,721	26,561	—	—	521,282
Direxion Daily 7-10 Year Treasury Bull 2X Shares	494,319	—	—	(42,807)	451,512
Direxion Daily Mid Cap Bull 3X Shares	27,132,145	—	—	—	27,132,145
Direxion Daily Mid Cap Bear 3X Shares	(5,014,714)	—	—	(62,674,529)	(67,689,243)
Direxion Daily S&P 500® Bull 3X Shares	119,179,858	—	—	(55,376)	119,124,482
Direxion Daily S&P 500® Bear 3X Shares	(138,447,378)	—	—	(810,207,287)	(948,654,665)
Direxion Daily Small Cap Bull 3X Shares	315,190,415	5,754,035	—	(16,904)	320,927,546
Direxion Daily Small Cap Bear 3X Shares	(460,384,524)	—	—	(2,141,228,449)	(2,601,612,973)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	419,587	—	—	(22,203)	397,384
Direxion Daily 7-10 Year Treasury Bear 3X Shares	(6,005,136)	—	—	(54,845,447)	(60,850,583)
Direxion Daily 20+ Year Treasury Bull 3X Shares	2,570,271	—	—	(118,217)	2,452,054
Direxion Daily 20+ Year Treasury Bear 3X Shares	(200,534,748)	—	—	(570,612,837)	(771,147,585)
Direxion Daily Brazil Bull 3X Shares	(2,466,022)	—	—	—	(2,466,022)
Direxion Daily Developed Markets Bull 3X Shares	5,497,503	—	—	—	5,497,503
Direxion Daily Developed Markets Bear 3X Shares	(2,610,211)	—	—	(36,987,525)	(39,597,736)
Direxion Daily Emerging Markets Bull 3X Shares	(61,647,042)	—	—	(49,503,532)	(111,150,574)
Direxion Daily Emerging Markets Bear 3X Shares	(37,638,261)	—	—	(281,058,765)	(318,697,026)

DIREXION ANNUAL REPORT	189

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)	Total Accumulated Earnings (Losses)
Direxion Daily FTSE China Bull 3X Shares	$18,639,700	$248,013	$—	$—	$18,887,713
Direxion Daily FTSE China Bear 3X Shares	(3,928,868)	—	—	(22,025,855)	(25,954,723)
Direxion Daily FTSE Europe Bull 3X Shares	(1,943,220)	16,449	—	(113,766)	(2,040,537)
Direxion Daily India Bull 3X Shares	22,475,308	—	—	(417,299)	22,058,009
Direxion Daily Japan Bull 3X Shares	736,341	—	—	(132,113)	604,228
Direxion Daily Latin America Bull 3X Shares	(8,681,364)	—	—	(19,949,876)	(28,631,240)
Direxion Daily Russia Bull 3X Shares	(47,100,856)	76,248	—	—	(47,024,608)
Direxion Daily Russia Bear 3X Shares	(4,144,455)	—	—	(13,995,109)	(18,139,564)
Direxion Daily South Korea Bull 3X Shares	87,278	—	—	—	87,278
Direxion Daily Basic Materials Bull 3X Shares	2,165,800	—	—	(487,242)	1,678,558
Direxion Daily Gold Miners Bull 3X Shares	(1,020,933,176)	—	—	(715,357,627)	(1,736,290,803)
Direxion Daily Gold Miners Bear 3X Shares	123,751,384	—	—	(9,172,515)	114,578,869
Direxion Daily Healthcare Bull 3X Shares	66,839,589	—	—	—	66,839,589
Direxion Daily Junior Gold Miners Index Bull 3X Shares	(319,537,747)	7,778,462	—	(54,488,958)	(366,248,243)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	39,786,017	3,658,741	—	—	43,444,758
Direxion Daily Natural Gas Related Bull 3X Shares	(12,946,943)	—	—	(4,443,011)	(17,389,954)
Direxion Daily Retail Bull 3X Shares	8,917,210	—	—	(348,270)	8,568,940
Direxion Daily Semiconductor Bull 3X Shares	84,363,403	—	—	—	84,363,403
Direxion Daily Semiconductor Bear 3X Shares	(12,378,822)	—	—	(58,758,819)	(71,137,641)
Direxion Daily Energy Bull 3X Shares	97,368,243	—	—	(7,849)	97,360,394
Direxion Daily Energy Bear 3X Shares	(20,119,531)	—	—	(166,741,936)	(186,861,467)
Direxion Daily Financial Bull 3X Shares	556,421,913	—	—	(23,081)	556,398,832
Direxion Daily Financial Bear 3X Shares	(228,709,270)	—	—	(4,222,275,448)	(4,450,984,718)
Direxion Daily Real Estate Bull 3X Shares	32,680,463	—	—	—	32,680,463
Direxion Daily Real Estate Bear 3X Shares	(3,701,707)	—	—	(165,796,652)	(169,498,359)
Direxion Daily Technology Bull 3X Shares	70,938,444	—	—	(25,439)	70,913,005
Direxion Daily Technology Bear 3X Shares	(10,400,218)	—	—	(112,798,575)	(123,198,793)

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Direxion Daily Mid Cap Bull 2X Shares	$2,376,786	$22,658	$—	$22,658

190	DIREXION ANNUAL REPORT

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Direxion Daily S&P 500® Bull 2X Shares	$27,379,915	$1,000,148	$—	$1,000,148
Direxion Daily Small Cap Bull 2X Shares	1,444,228	—	—	—
Direxion Daily 7-10 Year Treasury Bull 2X Shares	5,328,754	—	—	—
Direxion Daily Mid Cap Bull 3X Shares	77,517,980	185,228	(166,934)	18,294
Direxion Daily Mid Cap Bear 3X Shares	6,463,891	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	346,443,722	1,150,451	—	1,150,451
Direxion Daily S&P 500® Bear 3X Shares	170,156,962	—	—	—
Direxion Daily Small Cap Bull 3X Shares	663,456,778	—	(125,632)	(125,632)
Direxion Daily Small Cap Bear 3X Shares	466,014,111	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	2,535,496	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	35,156,239	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	33,011,784	415,573	—	415,573
Direxion Daily 20+ Year Treasury Bear 3X Shares	374,274,876	—	—	—
Direxion Daily Brazil Bull 3X Shares	22,812,177	—	(664,577)	(664,577)
Direxion Daily Developed Markets Bull 3X Shares	23,755,696	—	(746,028)	(746,028)
Direxion Daily Developed Markets Bear 3X Shares	6,414,364	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	212,763,555	70,666	(3,108,764)	(3,038,098)
Direxion Daily Emerging Markets Bear 3X Shares	66,145,284	—	—	—
Direxion Daily FTSE China Bull 3X Shares	75,926,710	164,384	(17,174)	147,210
Direxion Daily FTSE China Bear 3X Shares	11,455,724	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	8,957,910	27,786	(487,884)	(460,098)
Direxion Daily India Bull 3X Shares	41,443,445	33,912	—	33,912
Direxion Daily Japan Bull 3X Shares	4,061,819	5,266	—	5,266
Direxion Daily Latin America Bull 3X Shares	15,717,241	63,023	(260,667)	(197,644)
Direxion Daily Russia Bull 3X Shares	166,496,802	512,392	(5,315,666)	(4,803,274)
Direxion Daily Russia Bear 3X Shares	11,169,945	—	—	—
Direxion Daily South Korea Bull 3X Shares	1,875,114	14,193	—	14,193
Direxion Daily Basic Materials Bull 3X Shares	4,762,643	136,998	—	136,998
Direxion Daily Gold Miners Bull 3X Shares	893,877,463	—	(65,711,847)	(65,711,847)
Direxion Daily Gold Miners Bear 3X Shares	91,385,702	—	—	—
Direxion Daily Healthcare Bull 3X Shares	132,840,757	3,171,459	—	3,171,459
Direxion Daily Junior Gold Miners Index Bull 3X Shares	343,451,173	—	(25,145,624)	(25,145,624)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	38,723,447	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	43,632,472	—	(5,176,434)	(5,176,434)
Direxion Daily Retail Bull 3X Shares	10,183,888	590,523	(214,008)	376,515
Direxion Daily Semiconductor Bull 3X Shares	106,687,137	3,627,691	(1,536,875)	2,090,816
Direxion Daily Semiconductor Bear 3X Shares	15,026,507	—	—	—
Direxion Daily Energy Bull 3X Shares	141,920,438	579,434	(3,620,715)	(3,041,281)
Direxion Daily Energy Bear 3X Shares	34,079,261	—	—	—
Direxion Daily Financial Bull 3X Shares	591,977,032	1,782,817	(1,465,773)	317,044
Direxion Daily Financial Bear 3X Shares	228,086,228	—	—	—
Direxion Daily Real Estate Bull 3X Shares	56,460,212	65,560	—	65,560
Direxion Daily Real Estate Bear 3X Shares	8,505,481	—	—	—
Direxion Daily Technology Bull 3X Shares	129,127,476	503,258	(8,625)	494,633
Direxion Daily Technology Bear 3X Shares	14,246,963	—	—	—

DIREXION ANNUAL REPORT	191

The difference between the book cost of investments and the tax cost of investments are primarily attributable to tax deferral of losses on wash sales, mark to market of unrealized gains on passive foreign investment companies (“PFICs”) and basis adjustments on investments in real estate trusts (“REITs”).

Net investment income/(loss) and realized gain and losses for Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income/(loss) and realized gain and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to tax treatment of redemption in-kind, net operating losses, distribution reclasses, sales of REITS and PFICs and utilization of earning and profits distributed to shareholders on redemption of shares.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income/(loss) and realized gain and losses under GAAP and tax reporting:

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion Daily Mid Cap Bull 2X Shares	$4,089	$(184,879)	$180,790
Direxion Daily S&P 500® Bull 2X Shares	7,568	(1,069,957)	1,062,389
Direxion Daily Small Cap Bull 2X Shares	9,738	(238,703)	228,965
Direxion Daily 7-10 Year Treasury Bull 2X Shares	18,767	—	(18,767)
Direxion Daily Mid Cap Bull 3X Shares	578,463	(7,333,114)	6,754,651
Direxion Daily Mid Cap Bear 3X Shares	104,692	—	(104,692)
Direxion Daily S&P 500® Bull 3X Shares	2,628,891	(164,048,969)	161,420,078
Direxion Daily S&P 500® Bear 3X Shares	1,886,706	—	(1,886,706)
Direxion Daily Small Cap Bull 3X Shares	8,800,107	(287,042,281)	278,242,174
Direxion Daily Small Cap Bear 3X Shares	7,518,023	—	(7,518,023)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	14,839	(14,839)	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	526,396	—	(526,396)
Direxion Daily 20+ Year Treasury Bull 3X Shares	203,666	(5,357,375)	5,153,709
Direxion Daily 20+ Year Treasury Bear 3X Shares	4,231,650	—	(4,231,650)
Direxion Daily Brazil Bull 3X Shares	46,688	(649,624)	602,936
Direxion Daily Developed Markets Bull 3X Shares	368,395	(1,419,889)	1,051,494
Direxion Daily Developed Markets Bear 3X Shares	96,044	—	(96,044)
Direxion Daily Emerging Markets Bull 3X Shares	1,292,940	(892,626)	(400,314)
Direxion Daily Emerging Markets Bear 3X Shares	1,012,537	—	(1,012,537)
Direxion Daily FTSE China Bull 3X Shares	1,293,793	(7,351,230)	6,057,437
Direxion Daily FTSE China Bear 3X Shares	83,306	—	(83,306)
Direxion Daily FTSE Europe Bull 3X Shares	8,569	—	(8,569)
Direxion Daily India Bull 3X Shares	236,789	(1,442,849)	1,206,060
Direxion Daily Japan Bull 3X Shares	5,393	(71,481)	66,088
Direxion Daily Latin America Bull 3X Shares	62,253	(597,624)	535,371
Direxion Daily Russia Bull 3X Shares	812,541	(5,810,155)	4,997,614
Direxion Daily Russia Bear 3X Shares	116,073	—	(116,073)
Direxion Daily South Korea Bull 3X Shares	17,176	(710,622)	693,446
Direxion Daily Basic Materials Bull 3X Shares	24,771	—	(24,771)
Direxion Daily Gold Miners Bull 3X Shares	3,696,581	26,810,492	(30,507,073)
Direxion Daily Gold Miners Bear 3X Shares	246,644	—	(246,644)
Direxion Daily Healthcare Bull 3X Shares	571,787	(13,668,140)	13,096,353
Direxion Daily Junior Gold Miners Index Bull 3X Shares	1,218,824	(9,363,541)	8,144,717
Direxion Daily Junior Gold Miners Index Bear 3X Shares	331,716	(3,743,683)	3,411,967
Direxion Daily Natural Gas Related Bull 3X Shares	28,713	(36,839)	8,126
Direxion Daily Retail Bull 3X Shares	11,754	225,449	(237,203)

192	DIREXION ANNUAL REPORT

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion Daily Semiconductor Bull 3X Shares	$387,423	$(10,573,143)	$10,185,720
Direxion Daily Semiconductor Bear 3X Shares	355,946	—	(355,946)
Direxion Daily Energy Bull 3X Shares	1,461,944	(12,733,783)	11,271,839
Direxion Daily Energy Bear 3X Shares	726,287	—	(726,287)
Direxion Daily Financial Bull 3X Shares	9,719,485	(290,674,751)	280,955,266
Direxion Daily Financial Bear 3X Shares	5,295,388	—	(5,295,388)
Direxion Daily Real Estate Bull 3X Shares	879,348	(36,514,349)	35,635,001
Direxion Daily Real Estate Bear 3X Shares	142,017	—	(142,017)
Direxion Daily Technology Bull 3X Shares	1,141,299	(28,679,017)	27,537,718
Direxion Daily Technology Bear 3X Shares	206,495	1	(206,496)

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connections with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2014.

Ordinary Late Year Loss Deferral
Direxion Daily Mid Cap Bull 2X Shares	$—
Direxion Daily S&P 500® Bull 2X Shares	—
Direxion Daily Small Cap Bull 2X Shares	—
Direxion Daily 7-10 Year Treasury Bull 2X Shares	—
Direxion Daily Mid Cap Bull 3X Shares	—
Direxion Daily Mid Cap Bear 3X Shares	69,813
Direxion Daily S&P 500® Bull 3X Shares	—
Direxion Daily S&P 500® Bear 3X Shares	1,656,139
Direxion Daily Small Cap Bull 3X Shares	—
Direxion Daily Small Cap Bear 3X Shares	5,590,944
Direxion Daily 7-10 Year Treasury Bull 3X Shares	22,203
Direxion Daily 7-10 Year Treasury Bear 3X Shares	455,740
Direxion Daily 20+ Year Treasury Bull 3X Shares	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	4,386,135
Direxion Daily Brazil Bull 3X Shares	—
Direxion Daily Developed Markets Bull 3X Shares	—
Direxion Daily Developed Markets Bear 3X Shares	55,136
Direxion Daily Emerging Markets Bull 3X Shares	2,258,361
Direxion Daily Emerging Markets Bear 3X Shares	939,664
Direxion Daily FTSE China Bull 3X Shares	—
Direxion Daily FTSE China Bear 3X Shares	130,527
Direxion Daily FTSE Europe Bull 3X Shares	—
Direxion Daily India Bull 3X Shares	417,299
Direxion Daily Japan Bull 3X Shares	40,806
Direxion Daily Latin America Bull 3X Shares	144,711
Direxion Daily Russia Bull 3X Shares	—
Direxion Daily Russia Bear 3X Shares	155,018
Direxion Daily South Korea Bull 3X Shares	—
Direxion Daily Basic Materials Bull 3X Shares	8,673
Direxion Daily Gold Miners Bull 3X Shares	5,975,530
Direxion Daily Gold Miners Bear 3X Shares	1,608,367

DIREXION ANNUAL REPORT	193

Ordinary Late Year Loss Deferral
Direxion Daily Healthcare Bull 3X Shares	$—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—
Direxion Daily Natural Gas Related Bull 3X Shares	126,461
Direxion Daily Retail Bull 3X Shares	80,698
Direxion Daily Semiconductor Bull 3X Shares	—
Direxion Daily Semiconductor Bear 3X Shares	161,037
Direxion Daily Energy Bull 3X Shares	—
Direxion Daily Energy Bear 3X Shares	408,481
Direxion Daily Financial Bull 3X Shares	—
Direxion Daily Financial Bear 3X Shares	2,882,514
Direxion Daily Real Estate Bull 3X Shares	—
Direxion Daily Real Estate Bear 3X Shares	95,772
Direxion Daily Technology Bull 3X Shares	—
Direxion Daily Technology Bear 3X Shares	136,042

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carryforward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of the ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2014, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

Funds	October 31, 2019	October 31, 2018	October 31, 2017	Unlimited ST	Unlimited LT
Direxion Daily Mid Cap Bull 2X Shares	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 2X Shares	—	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 2X Shares	—	—	—	42,807	—
Direxion Daily Mid Cap Bull 3X Shares	—	—	—	—	—
Direxion Daily Mid Cap Bear 3X Shares	22,162,993	4,862,033	5,743,778	29,549,809	—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	227,849,840	243,723,246	—	336,937,920	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	447,535,089	170,386,620	41,155,587	1,476,542,615	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	2,880,591	13,265,888	—	38,143,549	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	101,871,069	93,882,293	—	359,272,369	—
Direxion Daily Brazil Bull 3X Shares	—	—	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	—	—	—	—	—
Direxion Daily Developed Markets Bear 3X Shares	6,226,800	3,814,712	2,982,535	23,908,342	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—	—	47,245,171
Direxion Daily Emerging Markets Bear 3X Shares	73,271,322	33,557,979	24,388,554	143,623,349	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	2,295,087	—	19,600,241	—

194	DIREXION ANNUAL REPORT

Funds	October 31, 2019	October 31, 2018	October 31, 2017	Unlimited ST	Unlimited LT
Direxion Daily FTSE Europe Bull 3X Shares	$—	$—	$—	$113,766	$—
Direxion Daily India Bull 3X Shares	—	—	—	—	—
Direxion Daily Japan Bull 3X Shares	—	—	—	79,626	11,681
Direxion Daily Latin America Bull 3X Shares	—	—	—	—	19,805,165
Direxion Daily Russia Bull 3X Shares	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	649,297	—	—	12,084,312	—
Direxion Daily South Korea Bull 3X Shares	—	—	—	—	—
Direxion Daily Basic Materials Bull 3X Shares	478,569	—	—	—	—
Direxion Daily Gold Miners Bull 3X Shares	—	—	—	24,611,557	632,513,039
Direxion Daily Gold Miners Bear 3X Shares	—	—	—	7,564,148	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	4,316,550
Direxion Daily Retail Bull 3X Shares	—	—	—	267,572	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	961,396	—	—	53,056,841	—
Direxion Daily Energy Bull 3X Shares	—	—	—	—	—
Direxion Daily Energy Bear 3X Shares	12,590,578	3,644,343	25,942,062	124,152,381	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	679,926,863	839,658,285	833,736,449	1,843,602,479	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	—
Direxion Daily Real Estate Bear 3X Shares	81,864,882	40,732,146	—	41,948,182	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	37,175,240	11,093,015	13,642,542	50,259,525	—

Capital Loss Utilized during year ended October 31, 2014:
Direxion Daily Mid Cap Bull 2X Shares	—
Direxion Daily S&P 500® Bull 2X Shares	—
Direxion Daily Small Cap Bull 2X Shares	—
Direxion Daily 7-10 Year Treasury Bull 2X Shares	—
Direxion Daily Mid Cap Bull 3X Shares	—
Direxion Daily Mid Cap Bear 3X Shares	—
Direxion Daily S&P 500® Bull 3X Shares	—
Direxion Daily S&P 500® Bear 3X Shares	—
Direxion Daily Small Cap Bull 3X Shares	—
Direxion Daily Small Cap Bear 3X Shares	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—

DIREXION ANNUAL REPORT	195

Funds	October 31, 2019
Direxion Daily Brazil Bull 3X Shares	$99,507
Direxion Daily Developed Markets Bull 3X Shares	—
Direxion Daily Developed Markets Bear 3X Shares	—
Direxion Daily Emerging Markets Bull 3X Shares	—
Direxion Daily Emerging Markets Bear 3X Shares	—
Direxion Daily FTSE China Bull 3X Shares	14,370,011
Direxion Daily FTSE China Bear 3X Shares	—
Direxion Daily FTSE Europe Bull 3X Shares	—
Direxion Daily India Bull 3X Shares	3,548,588
Direxion Daily Japan Bull 3X Shares	—
Direxion Daily Latin America Bull 3X Shares	—
Direxion Daily Russia Bull 3X Shares	398,813
Direxion Daily Russia Bear 3X Shares	—
Direxion Daily South Korea Bull 3X Shares	—
Direxion Daily Basic Materials Bull 3X Shares	274,431
Direxion Daily Gold Miners Bull 3X Shares	—
Direxion Daily Gold Miners Bear 3X Shares	—
Direxion Daily Healthcare Bull 3X Shares	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	96,577
Direxion Daily Junior Gold Miners Index Bear 3X Shares	392,245
Direxion Daily Natural Gas Related Bull 3X Shares	—
Direxion Daily Retail Bull 3X Shares	—
Direxion Daily Semiconductor Bull 3X Shares	—
Direxion Daily Semiconductor Bear 3X Shares	—
Direxion Daily Energy Bull 3X Shares	—
Direxion Daily Energy Bear 3X Shares	—
Direxion Daily Financial Bull 3X Shares	—
Direxion Daily Financial Bear 3X Shares	—
Direxion Daily Real Estate Bull 3X Shares	—
Direxion Daily Real Estate Bear 3X Shares	—
Direxion Daily Technology Bull 3X Shares	—
Direxion Daily Technology Bear 3X Shares	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds’ financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2014, open Federal and state income tax years include the tax years ended October 31, 2012 through October 31, 2014. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.	CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units

196	DIREXION ANNUAL REPORT

directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

Transaction Fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Transaction fees received by each Fund are reflected in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.	INVESTMENT TRANSACTIONS

The table below displays each Fund’s investment transactions during the period ended October 31, 2014. Purchases represent the aggregate purchases of investments excluding cost of in-kind purchases, short-term investment purchases, and swaps contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments and swap contracts.

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Mid Cap Bull 2X Shares	$9,489,683	$7,548,350	$—	$—
Direxion Daily S&P 500® Bull 2X Shares	38,616,158	14,299,396	19,025,713	16,744,777
Direxion Daily Small Cap Bull 2X Shares	15,731,202	9,546,770	—	6,246,744
Direxion Daily 7-10 Year Treasury Bull 2X Shares	9,496,694	9,441,676	—	—
Direxion Daily Mid Cap Bull 3X Shares	73,151,284	—	52,633,683	101,784,855
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	464,093,173	26,682,994	161,947,293	498,130,791
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	2,150,848,650	—	312,893,284	2,462,530,407
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	32,740,855	36,264,864	36,903,445	29,770,694
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily Brazil Bull 3X Shares	7,524,822	9,882,584	26,996,091	14,169,119
Direxion Daily Developed Markets Bull 3X Shares	67,881,250	1,774,797	19,251,052	81,564,516
Direxion Daily Developed Markets Bear 3X Shares	—	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	148,340,050	45,294,322	222,672,121	314,762,011
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	8,028,105	9,223,442	32,531,972	34,955,062
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	1,028,149	—	5,855,915	—
Direxion Daily India Bull 3X Shares	11,405,736	11,126,040	25,075,243	30,753,498
Direxion Daily Japan Bull 3X Shares	—	626,149	4,746,407	4,791,187
Direxion Daily Latin America Bull 3X Shares	3,850,900	4,215,728	7,330,304	7,186,612
Direxion Daily Russia Bull 3X Shares	11,656,550	60,129,392	157,507,830	62,299,884
Direxion Daily Russia Bear 3X Shares	—	—	—	—
Direxion Daily South Korea Bull 3X Shares	—	—	—	—
Direxion Daily Basic Materials Bull 3X Shares	—	196,966	2,672,621	—

DIREXION ANNUAL REPORT	197

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Gold Miners Bull 3X Shares	$436,143,627	$724,685,217	$1,534,859,349	$1,111,067,674
Direxion Daily Gold Miners Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	38,515,701	13,880,343	116,791,332	85,502,724
Direxion Daily Junior Gold Miners Index Bull 3X Shares	34,856,928	104,857,793	254,210,808	127,785,055
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	8,181,349	28,793,293	56,277,175	8,078,778
Direxion Daily Retail Bull 3X Shares	6,110,820	122,518	7,398,077	9,890,843
Direxion Daily Semiconductor Bull 3X Shares	13,387,197	2,196,828	112,732,487	88,927,814
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily Energy Bull 3X Shares	35,743,290	—	117,063,104	91,161,465
Direxion Daily Energy Bear 3X Shares	—	—	—	—
Direxion Daily Financial Bull 3X Shares	647,102,349	114,389,936	811,319,664	1,322,355,988
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	144,307,205	7,421,394	12,459,852	146,338,601
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—
Direxion Daily Technology Bull 3X Shares	103,591,079	2,552,418	16,281,045	59,334,751
Direxion Daily Technology Bear 3X Shares	—	—	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the year ended October 31, 2014.

6.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each 2X Fund pays the Adviser 0.50% at an annual rate based on its average daily net assets and each 3X Fund pays the Adviser at an annual rate of 0.75% based on its average daily net assets.

For the 3X Funds, the Advisor has agreed to waive a portion of its fees based upon specific breakpoints based on each Fund’s daily net assets at least until September 1, 2016. The breakpoint schedule is detailed in the table below:

Net Asset Range			Advisory Fees
$ 0	—	$1,500,000,000	0.75%
$1,500,000,000	—	$2,000,000,000	0.70%
$2,000,000,000	—	$2,500,000,000	0.65%
$2,500,000,000	—	$3,000,000,000	0.60%
$3,000,000,000	—	$3,500,000,000	0.55%
$3,500,000,000	—	$4,000,000,000	0.50%
$4,000,000,000	—	$4,500,000,000	0.45%
Greater than $4,500,000			0.40%

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the 2X Funds’ operating expenses to the extent that they exceed 0.50% and to reimburse the 3X Funds’ operating expenses to the extent that they exceed 0.95%. Any expense waiver is subject to reimbursement by the Funds, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2015	October 31, 2016	October 31, 2017	Total Potential Recoupment Amount
Direxion Daily Mid Cap Bull 2X Shares	$—	$31,524	$—	$—	$31,524	$31,524

198	DIREXION ANNUAL REPORT

			Potential Recoupment Amounts Expiring
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2015	October 31, 2016	October 31, 2017	Total Potential Recoupment Amount
Direxion Daily S&P 500® Bull 2X Shares	$—	$39,422	$—	$—	$39,422	$39,422
Direxion Daily Small Cap Bull 2X Shares	—	36,551	—	—	36,551	36,551
Direxion Daily 7-10 Year Treasury Bull 2X Shares	—	32,880	—	—	32,880	32,880
Direxion Daily Mid Cap Bull 3X Shares	30	38,793	64,230	56,816	38,793	159,839
Direxion Daily Mid Cap Bear 3X Shares	—	33,769	53,700	44,203	33,769	131,672
Direxion Daily S&P 500® Bull 3X Shares	6,394	43,374	152,594	56,828	43,374	252,796
Direxion Daily S&P 500® Bear 3X Shares	166	46,312	137,393	664,329	46,312	848,034
Direxion Daily Small Cap Bull 3X Shares	—	422,839	407,177	369,333	422,839	1,199,349
Direxion Daily Small Cap Bear 3X Shares	—	467,508	432,919	951,002	467,508	1,851,429
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	49,936	50,043	59,046	49,936	159,025
Direxion Daily 7-10 Year Treasury Bear 3X Shares	7	12,458	25,290	20,458	12,458	58,206
Direxion Daily 20+ Year Treasury Bull 3X Shares	128	26,561	39,097	44,808	26,561	110,466
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	4,138	—	—	4,138	4,138
Direxion Daily Brazil Bull 3X Shares	—	47,780	—	50,334	47,780	98,114
Direxion Daily Developed Markets Bull 3X Shares	42	47,201	89,363	86,433	47,201	222,997
Direxion Daily Developed Markets Bear 3X Shares	—	81,939	90,368	101,521	81,939	273,828
Direxion Daily Emerging Markets Bull 3X Shares	41	81,382	53,891	183,637	81,382	318,910
Direxion Daily Emerging Markets Bear 3X Shares	127	67,638	76,731	136,539	67,638	280,908
Direxion Daily FTSE China Bull 3X Shares	—	70,727	67,598	60,150	70,727	198,475
Direxion Daily FTSE China Bear 3X Shares	—	35,007	46,928	39,558	35,007	121,493
Direxion Daily FTSE Europe Bull 3X Shares	—	38,628	—	—	38,628	38,628
Direxion Daily India Bull 3X Shares	—	33,888	50,500	44,693	33,888	129,081
Direxion Daily Japan Bull 3X Shares	—	53,518	—	43,630	53,518	97,148
Direxion Daily Latin America Bull 3X Shares	—	45,333	—	51,306	45,333	96,639
Direxion Daily Russia Bull 3X Shares	5,085	34,899	85,108	64,838	34,899	184,845
Direxion Daily Russia Bear 3X Shares	—	33,435	67,007	47,055	33,435	147,497
Direxion Daily South Korea Bull 3X Shares	—	48,753	—	50,060	48,753	98,813
Direxion Daily Basic Materials Bull 3X Shares	—	52,496	57,071	66,113	52,496	175,680
Direxion Daily Gold Miners Bull 3X Shares	115,774	50,291	—	—	33,324	33,324
Direxion Daily Gold Miners Bear 3X Shares	26,836	28,402	39,741	25,459	28,402	93,602
Direxion Daily Healthcare Bull 3X Shares	—	39,688	54,637	38,307	39,688	132,632
Direxion Daily Junior Gold Miners Index Bull 3X Shares	14,105	3,890	—	15,005	3,890	18,895
Direxion Daily Junior Gold Miners Index Bear 3X Shares	90	31,402	—	29,054	31,402	60,456
Direxion Daily Natural Gas Related Bull 3X Shares	—	38,433	52,735	47,703	38,433	138,871

DIREXION ANNUAL REPORT	199

			Potential Recoupment Amounts Expiring
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2015	October 31, 2016	October 31, 2017	Total Potential Recoupment Amount
Direxion Daily Retail Bull 3X Shares	$—	$47,943	$68,917	$58,308	$47,943	$175,168
Direxion Daily Semiconductor Bull 3X Shares	—	59,779	75,617	73,566	59,779	208,962
Direxion Daily Semiconductor Bear 3X Shares	—	40,074	52,970	49,951	40,074	142,995
Direxion Daily Energy Bull 3X Shares	1,093	40,473	70,146	36,602	40,473	147,221
Direxion Daily Energy Bear 3X Shares	—	53,760	—	390,075	53,760	443,835
Direxion Daily Financial Bull 3X Shares	1,645	120,016	21,107	202,808	120,016	343,931
Direxion Daily Financial Bear 3X Shares	1,453	222,097	76,986	946,987	222,097	1,246,070
Direxion Daily Real Estate Bull 3X Shares	—	64,997	77,997	100,033	64,997	243,027
Direxion Daily Real Estate Bear 3X Shares	—	74,616	91,712	87,338	74,616	253,666
Direxion Daily Technology Bull 3X Shares	—	44,741	60,396	41,206	44,741	146,343
Direxion Daily Technology Bear 3X Shares	—	32,623	62,025	48,820	32,623	143,468

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees are currently being charged by any Fund, and there are currently no plans to impose these fees.

7.	FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a heirarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2014:

	Direxion Daily Mid Cap Bull 2X Shares				Direxion Daily S&P 500® Bull 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$1,935,900	$—	$—	$1,935,900	$27,943,623	$—	$—	$27,943,623
Short Term Investments	463,544	—	—	463,544	436,440	—	—	436,440
Other Financial Instruments**	—	89,785	—	89,785	—	1,185,565	—	1,185,565

	Direxion Daily Small Cap Bull 2X Shares				Direxion Daily 7 -10 Year Treasury Bull 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$—	$—	$—	$—	$—	$—	$—	$—
Short Term Investments	1,444,228	—	—	1,444,228	5,328,754	—	—	5,328,754
Other Financial Instruments**	—	534,806	—	534,806	—	498,042	—	498,042

200	DIREXION ANNUAL REPORT

	Direxion Daily Mid Cap Bull 3X Shares				Direxion Daily Mid Cap Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$24,666,205	$—	$—	$24,666,205	$—	$—	$—	$—
Short Term Investments	52,870,069	—	—	52,870,069	6,463,891	—	—	6,463,891
Other Financial Instruments**	—	27,539,753	—	27,539,753	—	(1,535,205)	—	(1,535,205)

	Direxion Daily S&P 500® Bull 3X Shares				Direxion Daily S&P 500® Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$110,022,268	$—	$—	$110,022,268	$—	$—	$—	$—
Short Term Investments	237,571,905	—	—	237,571,905	170,156,962	—	—	170,156,962
Other Financial Instruments**	—	124,999,264	—	124,999,264	—	(49,137,943)	—	(49,137,943)

	Direxion Daily Small Cap Bull 3X Shares				Direxion Daily Small Cap Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$32,498,093	$—	$—	$32,498,093	$—	$—	$—	$—
Short Term Investments	630,833,053	—	—	630,833,053	466,014,111	—	—	466,014,111
Other Financial Instruments**	—	377,183,866	—	377,183,866	—	(88,158,016)	—	(88,158,016)

	Direxion Daily 7-10 Year Treasury Bull 3X Shares				Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Fixed Income*	$—	$—	$—	$—	$—	$—	$—	$—
Short Term Investments	2,535,496	—	—	2,535,496	35,156,239	—	—	35,156,239
Other Financial Instruments**	—	444,601	—	444,601	—	(3,970,242)	—	(3,970,242)

	Direxion Daily 20+ Year Treasury Bull 3X Shares				Direxion Daily 20+ Year Treasury Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Fixed Income*	$8,104,946	$—	$—	$8,104,946	$—	$—	$—	$—
Short Term Investments	25,322,411	—	—	25,322,411	374,274,876	—	—	374,274,876
Other Financial Instruments**	—	4,020,921	—	4,020,921	—	(50,076,939)	—	(50,076,939)

	Direxion Daily Brazil Bull 3X Shares				Direxion Daily Developed Markets Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$11,824,670	$—	$—	$11,824,670	$8,508,100	$—	$—	$8,508,100
Short Term Investments	10,322,930	—	—	10,322,930	14,501,568	—	—	14,501,568
Other Financial Instruments**	—	2,177,488	—	2,177,488	—	8,984,731	—	8,984,731

	Direxion Daily Developed Markets Bear 3X Shares				Direxion Daily Emerging Markets Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$—	$—	$—	$—	$51,385,571	$—	$—	$51,385,571
Short Term Investments	6,414,364	—	—	6,414,364	158,339,886	—	—	158,339,886
Other Financial Instruments**	—	(200,653)	—	(200,653)	—	18,953,136	—	18,953,136

	Direxion Daily Emerging Markets Bear 3X Shares				Direxion Daily FTSE China Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$—	$—	$—	$—	$6,126,660	$—	$—	$6,126,660
Short Term Investments	66,145,284	—	—	66,145,284	69,947,260	—	—	69,947,260
Other Financial Instruments**	—	(4,379,717)	—	(4,379,717)	—	19,091,412	—	19,091,412

DIREXION ANNUAL REPORT	201

	Direxion Daily FTSE China Bear 3X Shares				Direxion Daily FTSE Europe Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies*	$—	$—	$—	$—	$6,423,966	$—	$—	$6,423,966
Short Term Investments	11,455,724	—	—	11,455,724	2,073,846	—	—	2,073,846
Other Financial Instruments**	—	(2,427,257)	—	(2,427,257)	—	(553,879)	—	(553,879)

	Direxion Daily India Bull 3X Shares				Direxion Daily Japan Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$2,182,533	$—	$—	$2,182,533	$453,625	$—	$—	$453,625
Short Term Investments	39,294,824	—	—	39,294,824	3,613,460	—	—	3,613,460
Other Financial Instruments**	—	35,586,040	—	35,586,040	—	1,273,109	—	1,273,109

	Direxion Daily Latin America Bull 3X Shares				Direxion Daily Russia Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$8,390,520	$—	$—	$8,390,520	$45,883,206	$—	$—	$45,883,206
Short Term Investments	7,129,077	—	—	7,129,077	115,810,322	—	—	115,810,322
Other Financial Instruments**	—	2,723,406	—	2,723,406	—	(16,843,806)	—	(16,843,806)

	Direxion Daily Russia Bear 3X Shares				Direxion Daily South Korea Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$—	$—	$—	$—	$462,063	$—	$—	$462,063
Short Term Investments	11,169,945	—	—	11,169,945	1,427,244	—	—	1,427,244
Other Financial Instruments**	—	(60,746)	—	(60,746)	—	219,337	—	219,337

	Direxion Daily Basic Materials Bull 3X Shares				Direxion Daily Gold Miners Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$2,809,620	$—	$—	$2,809,620	$157,150,499	$—	$—	$157,150,499
Short Term Investments	2,090,021	—	—	2,090,021	671,015,117	—	—	671,015,117
Other Financial Instruments**	—	2,971,465	—	2,971,465	—	(493,658,765)	—	(493,658,765)

	Direxion Daily Gold Miners Bear 3X Shares				Direxion Daily Healthcare Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$—	$—	$—	$—	$71,632,931	$—	$—	$71,632,931
Short Term Investments	91,385,702	—	—	91,385,702	64,379,285	—	—	64,379,285
Other Financial Instruments**	—	157,492,090	—	157,492,090	—	67,476,708	—	67,476,708

	Direxion Daily Junior Gold Miners Index Bull 3X Shares				Direxion Daily Junior Gold Miners Index Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$40,429,701	$—	$—	$40,429,701	$—	$—	$—	$—
Short Term Investments	277,875,848	—	—	277,875,848	38,723,447	—	—	38,723,447
Other Financial Instruments**	—	(205,148,923)	—	(205,148,923)	—	58,069,503	—	58,069,503

	Direxion Daily Natural Gas Related Bull 3X Shares				Direxion Daily Retail Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$24,066,169	$—	$—	$24,066,169	$7,408,016	$—	$—	$7,408,016
Short Term Investments	14,389,868	—	—	14,389,868	3,152,387	—	—	3,152,387
Other Financial Instruments**	—	(1,183,709)	—	(1,183,709)	—	9,058,903	—	9,058,903

202	DIREXION ANNUAL REPORT

	Direxion Daily Semiconductor Bull 3X Shares				Direxion Daily Semiconductor Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$55,844,494	$—	$—	$55,844,494	$—	$—	$—	$—
Short Term Investments	52,933,459	—	—	52,933,459	15,026,507	—	—	15,026,507
Other Financial Instruments**	—	85,251,808	—	85,251,808	—	(1,025,523)	—	(1,025,523)

	Direxion Daily Energy Bull 3X Shares				Direxion Daily Energy Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$68,306,229	$—	$—	$68,306,229	$—	$—	$—	$—
Short Term Investments	70,572,928	—	—	70,572,928	34,079,261	—	—	34,079,261
Other Financial Instruments**	—	119,177,813	—	119,177,813	—	(1,637,193)	—	(1,637,193)

	Direxion Daily Financial Bull 3X Shares				Direxion Daily Financial Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$68,559,294	$—	$—	$68,559,294	$—	$—	$—	$—
Short Term Investments	523,734,782	—	—	523,734,782	228,086,228	—	—	228,086,228
Other Financial Instruments**	—	754,916,295	—	754,916,295	—	(78,731,631)	—	(78,731,631)

	Direxion Daily Real Estate Bull 3X Shares				Direxion Daily Real Estate Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$4,089,944	$—	$—	$4,089,944	$—	$—	$—	$—
Short Term Investments	52,435,828	—	—	52,435,828	8,505,481	—	—	8,505,481
Other Financial Instruments**	—	49,844,668	—	49,844,668	—	(2,175,773)	—	(2,175,773)

	Direxion Daily Technology Bull 3X Shares				Direxion Daily Technology Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$61,255,940	$—	$—	$61,255,940	$—	$—	$—	$—
Short Term Investments	68,366,169	—	—	68,366,169	14,246,963	—	—	14,246,963
Other Financial Instruments**	—	75,280,782	—	75,280,782	—	(6,170,258)	—	(6,170,258)

*	For further detail on each asset class, see the Schedules of Investments.
**	Other financial instruments include swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the year ended October 31, 2014. There were no Level 3 securities held by the Funds during the year ended October 31, 2014. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period.

8.	VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

DIREXION ANNUAL REPORT	203

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2014, the Funds were invested in swap contracts. At October 31, 2014, the fair value of derivative instruments, by primary risk, was as follows:

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 2X Shares	$89,785	$—	$89,785
Direxion Daily S&P 500® Bull 2X Shares	1,185,565	—	1,185,565
Direxion Daily Small Cap Bull 2X Shares	534,819	—	534,819
Direxion Daily 7-10 Year Treasury Bull 2X Shares		498,042	498,042
Direxion Daily Mid Cap Bull 3X Shares	27,539,753	—	27,539,753
Direxion Daily Mid Cap Bear 3X Shares	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	124,999,264	—	124,999,264
Direxion Daily S&P 500® Bear 3X Shares	—	—	—
Direxion Daily Small Cap Bull 3X Shares	377,183,866	—	377,183,866
Direxion Daily Small Cap Bear 3X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	444,893	444,893
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	48,018	48,018
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	4,020,921	4,020,921
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—
Direxion Daily Brazil Bull 3X Shares	2,759,508	—	2,759,508
Direxion Daily Developed Markets Bull 3X Shares	8,984,731	—	8,984,731
Direxion Daily Developed Markets Bear 3X Shares	269,279	—	269,279
Direxion Daily Emerging Markets Bull 3X Shares	26,773,845	—	26,773,845
Direxion Daily Emerging Markets Bear 3X Shares	960,749	—	960,749
Direxion Daily FTSE China Bull 3X Shares	19,117,300	—	19,117,300
Direxion Daily FTSE China Bear 3X Shares	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	2,195	—	2,195
Direxion Daily India Bull 3X Shares	35,586,040	—	35,586,040
Direxion Daily Japan Bull 3X Shares	1,273,394	—	1,273,394
Direxion Daily Latin America Bull 3X Shares	2,729,896	—	2,729,896
Direxion Daily Russia Bull 3X Shares	—	—	—
Direxion Daily Russia Bear 3X Shares	1,004,815	—	1,004,815
Direxion Daily South Korea Bull 3X Shares	300,663	—	300,663
Direxion Daily Basic Materials Bull 3X Shares	2,971,465	—	2,971,465
Direxion Daily Gold Miners Bull 3X Shares	—	—	—
Direxion Daily Gold Miners Bear 3X Shares	157,492,090	—	157,492,090
Direxion Daily Healthcare Bull 3X Shares	67,476,708	—	67,476,708
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	58,069,503	—	58,069,503
Direxion Daily Natural Gas Related Bull 3X Shares	783,485	—	783,485
Direxion Daily Retail Bull 3X Shares	9,058,903	—	9,058,903
Direxion Daily Semiconductor Bull 3X Shares	85,693,790	—	85,693,790
Direxion Daily Semiconductor Bear 3X Shares	—	—	—
Direxion Daily Energy Bull 3X Shares	119,177,813	—	119,177,813
Direxion Daily Energy Bear 3X Shares	2,017,538	—	2,017,538
Direxion Daily Financial Bull 3X Shares	754,916,295	—	754,916,295
Direxion Daily Financial Bear 3X Shares	—	—	—
Direxion Daily Real Estate Bull 3X Shares	49,844,668	—	49,844,668
Direxion Daily Real Estate Bear 3X Shares	—	—	—
Direxion Daily Technology Bull 3X Shares	75,280,782	—	75,280,782
Direxion Daily Technology Bear 3X Shares	—	—	—

[1]	Statements of Assets and Liabilities location: Unrealized appreciation on swaps.

204	DIREXION ANNUAL REPORT

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 2X Shares	$—	$—	$—
Direxion Daily S&P 500 Bull 2X Shares	—	—	—
Direxion Daily Small Cap Bull 2X Shares	13	—	13
Direxion Daily 7-10 Year Treasury Bull 2X Shares	—	—	—
Direxion Daily Mid Cap Bull 3X Shares	—	—	—
Direxion Daily Mid Cap Bear 3X Shares	1,535,205	—	1,535,205
Direxion Daily S&P 500® Bull 3X Shares	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	49,137,943	—	49,137,943
Direxion Daily Small Cap Bull 3X Shares	—	—	—
Direxion Daily Small Cap Bear 3X Shares	88,158,016	—	88,158,016
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	292	292
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	4,018,260	4,018,260
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	50,076,939	50,076,939
Direxion Daily Brazil Bull 3X Shares	582,020	—	582,020
Direxion Daily Developed Markets Bull 3X Shares	—	—	—
Direxion Daily Developed Markets Bear 3X Shares	469,932	—	469,932
Direxion Daily Emerging Markets Bull 3X Shares	7,820,709	—	7,820,709
Direxion Daily Emerging Markets Bear 3X Shares	5,340,466	—	5,340,466
Direxion Daily FTSE China Bull 3X Shares	25,888	—	25,888
Direxion Daily FTSE China Bear 3X Shares	2,427,257	—	2,427,257
Direxion Daily FTSE Europe Bull 3X Shares	556,074	—	556,074
Direxion Daily India Bull 3X Shares	—	—	—
Direxion Daily Japan Bull 3X Shares	285	—	285
Direxion Daily Latin America Bull 3X Shares	6,490	—	6,490
Direxion Daily Russia Bull 3X Shares	16,843,806	—	16,843,806
Direxion Daily Russia Bear 3X Shares	1,065,561	—	1,065,561
Direxion Daily South Korea Bull 3X Shares	81,326	—	81,326
Direxion Daily Basic Materials Bull 3X Shares	—	—	—
Direxion Daily Gold Miners Bull 3X Shares	493,658,765	—	493,658,765
Direxion Daily Gold Miners Bear 3X Shares	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	205,148,923	—	205,148,923
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	1,967,194	—	1,967,194
Direxion Daily Retail Bull 3X Shares	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	441,982	—	441,982
Direxion Daily Semiconductor Bear 3X Shares	1,025,523	—	1,025,523
Direxion Daily Energy Bull 3X Shares	—	—	—
Direxion Daily Energy Bear 3X Shares	3,654,731	—	3,654,731
Direxion Daily Financial Bull 3X Shares	—	—	—
Direxion Daily Financial Bear 3X Shares	78,731,631	—	78,731,631
Direxion Daily Real Estate Bull 3X Shares	—	—	—
Direxion Daily Real Estate Bear 3X Shares	2,175,773	—	2,175,773
Direxion Daily Technology Bull 3X Shares	—	—	—
Direxion Daily Technology Bear 3X Shares	6,170,258	—	6,170,258

[2]	Statements of Assets and Liabilities location: Unrealized depreciation on swaps.

DIREXION ANNUAL REPORT	205

Transactions in derivative instruments during the period ended October 31, 2014, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Mid Cap Bull 2X Shares	Swap Contracts	$106,578	$—	$89,785	$—
Direxion Daily S&P 500 Bull 2X Shares	Swap Contracts	973,137	—	1,185,565	—
Direxion Daily Small Cap Bull 2X Shares	Swap Contracts	162,867	—	534,806	—
Direxion Daily 7-10 Year Treasury Bull 2X Shares	Swap Contracts		8,487		498,042
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	6,525,549	—	10,047,365	—
Direxion Daily Mid Cap Bear 3X Shares	Swap Contracts	(3,684,876)	—	231,460	—
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	154,611,539	—	20,827,575	—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(128,734,013)	—	23,721,421	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	223,669,297	—	116,464,852	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	(183,291,736)	—	18,017,085	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	—	(10,081)	—	465,838
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	—	(6,341,518)	—	(3,765,928)
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	11,165,921	—	2,854,530
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	(194,283,795)	—	(97,485,884)
Direxion Daily Brazil Bull 3X Shares	Swap Contracts	(1,865,348)	—	451,849	—
Direxion Daily FTSE China Bull 3X Shares	Swap Contracts	31,520,944	—	(19,740,653)	—
Direxion Daily FTSE China Bear 3X Shares	Swap Contracts	(7,546,523)	—	395,940	—
Direxion Daily FTSE Europe Bull 3X Shares	Swap Contracts	(1,043,009)	—	(553,879)	—
Direxion Daily Developed Markets Bull 3X Shares	Swap Contracts	(1,096,135)	—	(2,266,497)	—
Direxion Daily Developed Markets Bear 3X Shares	Swap Contracts	(2,716,080)	—	1,740,707	—
Direxion Daily Emerging Markets Bull 3X Shares	Swap Contracts	10,222,220	—	(13,890,567)	—
Direxion Daily Emerging Markets Bear 3X Shares	Swap Contracts	(43,397,443)	—	8,167,122	—
Direxion Daily India Bull 3X Shares	Swap Contracts	7,761,788	—	26,262,691	—
Direxion Daily Japan Bull 3X Shares	Swap Contracts	(584,573)	—	721,524	—
Direxion Daily Latin America Bull 3X Shares	Swap Contracts	(4,760,785)	—	152,109	—
Direxion Daily Russia Bull 3X Shares	Swap Contracts	(16,982,136)	—	(24,022,590)	—
Direxion Daily Russia Bear 3X Shares	Swap Contracts	(2,870,526)	—	866,735	—
Direxion Daily South Korea Bull 3X Shares	Swap Contracts	739,944	—	(843,511)	—
Direxion Daily Basic Materials Bull 3X Shares	Swap Contracts	(52,023)	—	1,070,079	—
Direxion Daily Gold Miners Bull 3X Shares	Swap Contracts	(301,454,272)	—	(460,055,912)	—
Direxion Daily Gold Miners Bear 3X Shares	Swap Contracts	25,132,021	—	111,856,804	—
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	6,750,133	—	57,314,980	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Swap Contracts	(134,336,069)	—	(204,428,910)	—

206	DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Junior Gold Miners Index Bear 3X Shares	Swap Contracts	$(10,450,076)	$—	$57,365,977	$—
Direxion Daily Natural Gas Related Bull 3X Shares	Swap Contracts	(8,243,397)	—	(9,472,320)	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	(376,370)	—	819,887	—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	4,568,748	—	46,857,846	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(27,509,748)	—	10,452,847	—
Direxion Daily Energy Bull 3X Shares	Swap Contracts	(8,374,271)	—	13,184,065	—
Direxion Daily Energy Bear 3X Shares	Swap Contracts	(24,440,137)	—	10,846,514	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	261,603,339	—	264,807,240	—
Direxion Daily Financial Bear 3X Shares	Swap Contracts	(171,618,868)	—	(45,415,706)	—
Direxion Daily Real Estate Bull 3X Shares	Swap Contracts	62,670,147	—	(16,845,720)	—
Direxion Daily Real Estate Bear 3X Shares	Swap Contracts	(6,126,046)	—	(887,014)	—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	24,494,629	—	50,086,814	—
Direxion Daily Technology Bear 3X Shares	Swap Contracts	(10,673,957)	—	(1,676,774)	—

[1]	Statements of Operations location: Net realized gain (loss) on swaps.
[2]	Statements of Operations location: Change in net unrealized appreciation (depreciation) on swaps.

For the period ended October 31, 2014, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Equity Swaps Contracts	Short Equity Swaps Contracts
Direxion Daily Mid Cap Bull 2X Shares	$4,865,634	$—
Direxion Daily S&P 500® Bull 2X Shares	19,012,704	—
Direxion Daily Small Cap Bull 2X Shares	9,218,453	—
Direxion Daily 7-10 Year Treasury Bull 2X Shares	14,786,105	—
Direxion Daily Mid Cap Bull 3X Shares	165,234,171	—
Direxion Daily Mid Cap Bear 3X Shares	—	24,552,028
Direxion Daily S&P 500® Bull 3X Shares	1,010,996,338	—
Direxion Daily S&P 500® Bear 3X Shares	—	552,215,301
Direxion Daily Small Cap Bull 3X Shares	2,634,491,229	—
Direxion Daily Small Cap Bear 3X Shares	—	1,929,605,326
Direxion Daily 7-10 Year Treasury Bull 3X Shares	11,835,415	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	173,651,692
Direxion Daily 20+ Year Treasury Bull 3X Shares	103,009,505	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	1,714,566,105
Direxion Daily Brazil Bull 3X Shares	38,560,611	—
Direxion Daily Developed Markets Bull 3X Shares	127,196,511	—

DIREXION ANNUAL REPORT	207

	Quarterly Average Gross Notional Amounts
	Long Equity Swaps Contracts	Short Equity Swaps Contracts
Direxion Daily Developed Markets Bear 3X Shares	$—	$21,834,538
Direxion Daily Emerging Markets Bull 3X Shares	851,469,911	—
Direxion Daily Emerging Markets Bear 3X Shares	—	320,142,913
Direxion Daily FTSE China Bull 3X Shares	273,662,604	—
Direxion Daily FTSE China Bear 3X Shares	—	43,693,609
Direxion Daily FTSE Europe Bull 3X Shares	13,545,804	—
Direxion Daily India Bull 3X Shares	134,467,533	—
Direxion Daily Japan Bull 3X Shares	18,517,904	—
Direxion Daily Latin America Bull 3X Shares	55,721,803	—
Direxion Daily Russia Bull 3X Shares	204,217,899	—
Direxion Daily Russia Bear 3X Shares	—	51,343,025
Direxion Daily South Korea Bull 3X Shares	6,179,982	—
Direxion Daily Basic Materials Bull 3X Shares	10,745,291	—
Direxion Daily Gold Miners Bull 3X Shares	1,932,241,833	—
Direxion Daily Gold Miners Bear 3X Shares	—	635,915,696
Direxion Daily Healthcare Bull 3X Shares	254,376,636	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	352,401,547	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	121,509,304
Direxion Daily Natural Gas Related Bull 3X Shares	56,628,256	—
Direxion Daily Retail Bull 3X Shares	33,271,783	—
Direxion Daily Semiconductor Bull 3X Shares	191,846,571	—
Direxion Daily Semiconductor Bear 3X Shares	—	64,332,590
Direxion Daily Energy Bull 3X Shares	369,037,629	—
Direxion Daily Energy Bear 3X Shares	—	157,632,539
Direxion Daily Financial Bull 3X Shares	2,895,377,014	—
Direxion Daily Financial Bear 3X Shares	—	1,146,223,303
Direxion Daily Real Estate Bull 3X Shares	276,858,892	—
Direxion Daily Real Estate Bear 3X Shares	—	38,002,792
Direxion Daily Technology Bull 3X Shares	359,950,389	—
Direxion Daily Technology Bear 3X Shares	—	45,136,898

The Funds utilize this volume of derivatives to obtain leverage in order to meet the investment objectives of 200%, 300% (or -300%) daily performance of their respective index.

9.	PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds’ prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds’ counterparties are generally required to post collateral to the Funds to the extent of the Funds’ daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

208	DIREXION ANNUAL REPORT

Daily Correlation Risk – A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds’ ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. Swap agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

10.	ADDITIONAL INFORMATION

On November 18, 2014, shares of the Direxion Daily Mid Cap Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Small Cap Bull 2X Shares and Direxion Daily 7-10 Year Treasury Bull 2X Shares were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder’s investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split

Direxion Daily Mid Cap Bull 2X Shares	11/18/2014	1:3	$41.45	$124.35	200,000	66,667
Direxion Daily S&P 500® Bull 2X Shares	11/18/2014	1:3	45.93	137.79	700,000	233,333
Direxion Daily Small Cap Bull 2X Shares	11/18/2014	1:3	41.67	125.01	200,000	66,667
Direxion Daily 7-10 Year Treasury Bull 2X Shares	11/18/2014	1:2	41.58	83.16	250,000	125,000

11.	SUBSEQUENT EVENTS

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide

DIREXION ANNUAL REPORT	209

additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

On December 10, 2014, the Funds declared capital gain dividend distributions with an ex-date of December 11, 2014 and a payable date of December 18, 2014 . Additionally, on December 10, 2014, the Funds declared income dividends with an ex-date of December 23, 2014 and payable date of December 31, 2014. The income and capital gain dividend distribution per share for each Fund was as follows:

Funds	Per Share Income Distribution	Per Share Short Term Capital Gain Distribution		Per Share Long Term Capital Gain Distribution

Direxion Daily Small Cap Bull 3X Shares	$—	$0.47950		$—
Direxion Daily FTSE China Bull 3X Shares	—	0.06889		—
Direxion Daily FTSE Europe Bull 3X Shares	0.04700	—		—
Direxion Daily Russia Bull 3X Shares	—	0.02136	[1]	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	1.12000	[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	0.95032		—
Direxion Daily Semiconductor Bull 3X Shares	0.00532	—		—

[1]	These amounts are adjusted to reflect the reverse stock splits effective December 23, 2014.

On December 23, 2014, shares of the Direxion Daily Junior Gold Miners Bull 3X Shares and Direxion Daily Russia Bull 3X Shares were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder’s investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split

Direxion Daily Junior Gold Miners Bull 3X Shares	12/23/2014	1:10	$1.98	$19.80	81,400,001	8,140,000
Direxion Daily Russia Bull 3X Shares	12/23/2014	1:6	3.79	22.74	38,049,849	6,341,642

The Trust has evaluated subsequent events through the issuance of the Funds’ financial statements and has determined, other than the disclosures stated, there are no other events that impacted the Funds’ financial statements.

210	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and

Shareholders of Direxion Shares ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion Daily Mid Cap Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Small Cap Bull 2X Shares, Direxion Daily 7-10 Year Treasury Bull 2X Shares, Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bear 3X Shares, Direxion Daily Brazil Bull 3X Shares, Direxion Daily Developed Markets Bull 3X Shares, Direxion Daily Emerging Markets Bull 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily India Bull 3X Shares, Direxion Daily Japan Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily South Korea Bull 3X Shares, Direxion Daily Developed Markets Bear 3X Shares, Direxion Daily Emerging Markets Bear 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily Basic Materials Bull 3X Shares, Direxion Daily Gold Miners Bull 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Gold Miners Bear 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Real Estate Bull 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Real Estate Bear 3X Shares, and Direxion Daily Technology Bear 3X Shares, (certain of the portfolios constituting the Direxion Shares ETF Trust (the Trust) and collectively referred to as the Funds), as of October 31, 2014, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at October 31, 2014, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2014

DIREXION ANNUAL REPORT	211

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualified interest income rate (“QII”), and the qualified short-term gain rate (“QSTG”) is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Daily Mid Cap Bull 2X Shares	7.12%	7.12%	0.00%	100.00%
Direxion Daily S&P 500® Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Mid Cap Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Mid Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bull 3X Shares	9.85%	9.85%	0.00%	100.00%
Direxion Daily Small Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Brazil Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Developed Markets Bull 3X Shares	2.60%	2.60%	0.00%	0.00%
Direxion Daily Developed Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Emerging Markets Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Emerging Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE China Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE China Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE Europe Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily India Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Japan Bull 3X Shares	3.51%	3.51%	0.00%	100.00%
Direxion Daily Latin America Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Russia Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Russia Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily South Korea Bull 3X Shares	0.00%	0.00%	0.00%	100.00%
Direxion Daily Basic Materials Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Healthcare Bull 3X Shares	16.27%	16.27%	0.00%	100.00%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Natural Gas Related Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Retail Bull 3X Shares	5.85%	5.85%	0.00%	0.00%
Direxion Daily Semiconductor Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Semiconductor Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Energy Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Energy Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Real Estate Bull 3X Shares	24.55%	24.55%	0.00%	0.00%
Direxion Daily Real Estate Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bear 3X Shares	0.00%	0.00%	0.00%	0.00%

212	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2014. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Shareholder Meeting Results

A special meeting of the Trust’s shareholders was held on September 10, 2014. The election of six Trustees to serve on the Board of Trustees of the Direxion Shares ETF Trust was the matter voted upon at the meeting. The number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes (if any) with respect to the matter, is set forth below:

Trustee	Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes

Gerald E. Shanley III	130,204,168	12,004,553	—	—
John A. Weisser	129,738,484	12,470,238	—	—
David L. Driscoll	130,162,133	12,046,589	—	—
Jacob C. Gaffey	130,366,663	11,842,059	—	—
Daniel D. O’Neill	130,437,715	11,771,007	—	—
Eric W. Falkeis	129,871,944	12,336,778	—	—

DIREXION ANNUAL REPORT	213

Direxion Shares ETF Trust

Trustees and Officers

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 46	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty, 1999-present.	121	None.

Eric W. Falkeis(2) Age: 40	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	121	Trustee, Professionally Managed Portfolios (45 Funds).

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	121	None.

214	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	121	Director, The MainStay Funds Trust (35 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).
David L. Driscoll Age: 44	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	121	None.
Jacob C. Gaffey Age: 66	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2013; Partner, Bay Capital Advisors, LLC 2008-2012.	121	Director, Costa, Inc. (formerly A.T. Cross, Inc.).

(1)	Mr. O’Neill is affiliated with Rafferty. Mr. O’Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)	Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)

The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this report, offers for sale to the public 17 portfolios, the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 8 funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 55 of the 96 funds registered with the SEC.

DIREXION ANNUAL REPORT	215

Direxion Shares ETF Trust

Trustees and Officers

Principal Officers of the Trust
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 46	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	121	N/A
Eric W. Falkeis(2) Age: 40	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	121	Trustee, Professionally Managed Portfolios (45 Funds).
Brian Jacobs Age: 54	President	One Year; Since 2014	President, since April 2014, Rafferty Asset Management, LLC; formerly, Managing Partner, Jacobs Strategic Consulting (2012-2014); formerly, Chief Executive Officer, Hatteras Funds (2010-2012); formerly, Chief Distribution Officer, Baron Capital (2009); formerly, Managing Director, Allianz Global Investors (2000-2008).	N/A	Formerly, Board Member, Wheelhouse Analytics; formerly, Board Member, Raise Hope Foundation.
Patrick J. Rudnick Age: 41	Principal Financial Officer and Assistant Secretary	One Year; Since 2010	Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006-2013); formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

216	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl Age: 38	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	General Counsel and Chief Compliance Officer, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)	Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(3)

The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this report offers for sale to the public 17 portfolios, the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 8 funds registered with the SEC and the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 55 of the 96 funds registered with the SEC.

DIREXION ANNUAL REPORT	217

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement

October 31, 2014 (Unaudited)

Provided below is a summary of certain of the factors the Board of Trustees (“Board”) of Direxion Shares ETF Trust (“ETF Trust”) considered at its August 13, 2014 Board meeting in renewing the Advisory Agreement (“ETF Agreement”) between Rafferty Asset Management (“Rafferty”) and the ETF Trust, on behalf of the each of the series listed in the table below, each a series of the ETF Trust (each a “Fund” and collectively, the “Funds”).

Direxion Daily S&P 500® Bull 2X Shares

Direxion Daily 7-10 Year Treasury Bull 2X Shares

Direxion Daily Small Cap Bull 2X Shares

Direxion Daily Mid Cap Bull 2X Shares

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Direxion Daily 20+ Year Treasury Bull 3X Shares

Direxion Daily S&P 500® Bull 3X Shares

Direxion Daily Mid Cap Bull 3X Shares

Direxion Daily Small Cap Bull 3X Shares

Direxion Daily Developed Markets Bull 3X Shares

Direxion Daily Emerging Markets Bull 3X Shares

Direxion Daily Brazil Bull 3X Shares

Direxion Daily FTSE China Bull 3X Shares

Direxion Daily FTSE Europe Bull 3X Shares

Direxion Daily India Bull 3X Shares

Direxion Daily Japan Bull 3X Shares

Direxion Daily Latin America Bull 3X Shares

Direxion Daily Russia Bull 3X Shares

Direxion Daily South Korea Bull 3X Shares

Direxion Daily Basic Materials Bull 3X Shares

Direxion Daily Gold Miners Bull 3X Shares

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Direxion Daily Natural Gas Related Bull 3X Shares

Direxion Daily Energy Bull 3X Shares

Direxion Daily Semiconductor Bull 3X Shares

Direxion Daily Financial Bull 3X Shares

Direxion Daily Healthcare Bull 3X Shares

Direxion Daily Real Estate Bull 3X Shares

Direxion Daily Retail Bull 3X Shares

Direxion Daily Technology Bull 3X Shares

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Direxion Daily 20+ Year Treasury Bear 3X Shares

Direxion Daily S&P 500® Bear 3X Shares

Direxion Daily Mid Cap Bear 3X Shares

Direxion Daily Small Cap Bear 3X Shares

Direxion Daily Developed Markets Bear 3X Shares

Direxion Daily Emerging Markets Bear 3X Shares

Direxion Daily FTSE China Bear 3X Shares

Direxion Daily Russia Bear 3X Shares

Direxion Daily South Korea Bear 3X Shares

Direxion Daily Gold Miners Bear 3X Shares

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Direxion Daily Energy Bear 3X Shares

Direxion Daily Semiconductor Bear 3X Shares

Direxion Daily Financial Bear 3X Shares

Direxion Daily Real Estate Bear 3X Shares

Direxion Daily Technology Bear 3X Shares

The Funds use a leveraged strategy and are referred to as the “Leveraged Index Funds.”

The Board did not identify any particular information that was most relevant to its consideration to approve the ETF Agreement and each Trustee may have afforded different weight to the various factors. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 6, 2014, to consider these specific contract renewals. In considering whether to renew the ETF Agreement, the Board considered the best interests of each Fund separately.

In each instance, the Board considered, among others, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance information regarding each operational Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee

218	DIREXION ANNUAL REPORT

rate schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty with any other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty from its relationship with the Funds.

Nature, Extent and Quality of Services Provided.    The Board reviewed the nature, extent and quality of the services provided or to be provided under the ETF Agreement by Rafferty. The Board noted that Rafferty has provided services to the ETF Trust since its inception and has developed an expertise in managing the Leveraged Index Funds. The Board noted that to maintain exposure consistent with the Leveraged Index Funds’ daily investment objectives, the Leveraged Index Funds needed to be rebalanced each day, which is not typical for most traditional ETFs or index funds. The Board also noted that Rafferty trades efficiently, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its contractual fee waivers and/or expense reimbursement obligations, if any. The Board also considered that reports from the Chief Compliance Officer have been provided to the Board at its regularly scheduled quarterly Board meetings, and the Board expects to continue receiving such reports. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers.

Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreement were fair and reasonable.

Performance of the Funds.    The Board considered quarterly reports throughout the year related to the performance of the operational Funds. In addition, the Board evaluated the performance of the operational Funds relative to: (1) performance models for the year-to-date and since-inception periods ended June 30, 2014; and (2) market indices for the year-to-date and since-inception periods ended June 30, 2014. The Board considered Rafferty’s explanation that the Leveraged Index Funds’ performance is more appropriately compared to the models, rather than to the market indices. The Board also considered that Rafferty had discussed that it determined only to include leveraged funds in the peer group comparisons provided by Lipper and Morningstar, and noted that since the leveraged product space is small, and RAM generally finds it difficult to effectively categorize the Leveraged Index Funds into a peer group of comparable funds, exchange-traded notes were also included.

The Board noted Rafferty’s explanation that the performance of a Leveraged Index Fund and its model typically will differ materially from the performance of a Fund’s benchmark index because the benchmark index’s performance does not reflect the effects of a leveraged investment strategy or the compounding impact of a Fund’s daily performance. In addition, the Board noted Rafferty’s representation that the underperforming Leveraged Index Funds generally underperformed their models due to a combination of factors (as discussed below, collectively, the “Factors”), most notably that: (1) a Leveraged Index Fund’s performance will be adversely affected by fund expenses and cash flows into and out of a Fund, which are not factors that impact the performance of the Funds’ models and benchmark indices; and (2) there are tracking differences between the swap contracts or other investment companies held by certain of the Leveraged Index Funds and the securities included in their benchmark indices.

The Board considered that, with respect to the Direxion Daily 20+ Year Treasury Bull 3X Shares, the Fund performed equivalent to the model. The Board noted that the remaining operational Leveraged Index Funds underperformed their models for the year-to-date period ended June 30, 2014. The Board noted Rafferty’s representation that each Fund underperformed its model primarily due to the previously discussed Factors. The Board concluded that each Fund’s underperformance was within a reasonable range in light of such Factors.

Costs of Services Provided to the Funds and Profits Realized.    The Board considered the overall fees paid to Rafferty on an annual basis since each Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered advisory fee rates charged by, and total expense ratios of, comparable fund groups. In this regard, management advised the Board that the advisory fee rates for each of the Funds are similar to or, in some cases, lower than the advisory fee rates for the comparable fund groups. The Board noted that Rafferty agreed to limit the total expenses for the Funds through contractual fee waivers and/or expense reimbursements. The Board also considered the overall profitability of Rafferty’s investment business, and the profitability realized by Rafferty on a Fund-by-Fund basis, and Rafferty’s explanation that the profitability of investment management firms may be impacted by many factors, including the nature of a fund’s shareholder base, the types of funds managed, a firm’s

DIREXION ANNUAL REPORT	219

business mix and the fact that the operating profits and net income of publicly-traded firms are generally reported net of distribution and marketing expenses. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the ETF Agreement were fair and reasonable.

Economies of Scale.    The Board considered whether economies of scale will be realized by Rafferty as a Fund grows larger, and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted that Rafferty instituted breakpoints through an advisory fee contractual waiver for certain Leveraged Index Funds. The Board further noted Rafferty’s representation that, as each Fund achieves sufficient asset levels and reaches economies of scale, these breakpoints will result in a lower advisory fee rate and benefit shareholders. In addition, the Board considered Rafferty’s representation that it was continuing to work on its sales and marketing efforts to raise additional assets in the Funds.

Other Benefits.    The Board considered whether any indirect or “fall-out” benefits that Rafferty, or its affiliates, may derive from their relationship with the Funds. Such benefits may include Rafferty’s ability to leverage its investment personnel or infrastructure to manage other accounts. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, such benefits were fair and reasonable.

Conclusion.    Based on, but not limited to, the above considerations and determinations, the Board determined that the ETF Agreement for the Funds was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the ETF Agreement.

220	DIREXION ANNUAL REPORT

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, New York 10019

www.direxionshares.com

Investment Advisor

Rafferty Asset Management, LLC

1301 Avenue of Americas (6th Ave.),

35th Floor

New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, New York 10036

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon

101 Barclay Street

New York, New York 10286

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 01401

www.foreside.com

You may obtain a description of the Direxion Shares ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-866-476-7523 or by accessing the SEC’s website at www.SEC.Gov. Such reports maybe reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Each Funds’ premium/discount information is available free of charge on the Funds’ website, www.direxionshares.com or by calling 1-866-476-7523.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-866-476-7523, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

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PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

—	Account applications or other forms on which you provide information,

—	Mail, e-mail, the telephone and our website, and

—	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

—	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

—	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of FIN 48 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 10/31/2014	FYE 10/31/2013
Audit Fees	$1,014,550	$993,200
Audit-Related Fees	—	—
Tax Fees	392,400	362,400
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2014	FYE 10/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2014	FYE 10/31/2013
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Direxion Shares ETF Trust

By (Signature and Title)* /s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date 1/5/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date 1/5/2015

By (Signature and Title)* /s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date 1/5/2015

*	Print the name and title of each signing officer under his or her signature.